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Exhibit 10.35
MASTER MANUFACTURING AGREEMENT
This MANUFACTURING AGREEMENT (this “Agreement”), dated as of October 1st, 2005 (the “Effective Date”), by and between Flextronics (Israel) Ltd. a company organized under the laws of the State of Israel (“FLEXTRONICS”) having its principal place of business at Migdal-Haemek, P.O.B 867 Israel and Veraz Networks, Ltd a private company organized under the laws of the State of Israel (“Veraz”) having its principal place of business at 30 Hasivim Street, Petah Tikva 49133, Israel.
WITNESSETH:
WHEREAS, FLEXTRONICS is a manufacturer of mechanic equipment, and performs manufacturing, assembly, integration and packaging of such equipment;
WHEREAS, Veraz among others, develops, designs and sells equipment that enables the transmission of voice and data communications using the Internet Protocol (“VoIP Equipment”) worldwide; and
WHEREAS, the parties hereto are interested to enter into this Agreement whereby FLEXTRONICS will manufacture, assemble, and perform integration and packaging for Veraz of the VoIP Equipment, in accordance with the terms and conditions of this Agreement;
NOW, THEREFORE, in consideration for their mutual promises and undertakings and other valuable consideration, the sufficiency of which is acknowledged by the parties, the parties hereby agree as follows:
1. Manufacture and Sale, and Purchase
1.1 During the term of this Agreement, and subject to the terms and conditions set forth herein, FLEXTRONICS shall manufacture and sell to Veraz, and Veraz may purchase from FLEXTRONICS, the VoIP Equipment listed in Exhibit 1.1 attached hereto, together with VoIP spare parts, components and accessories as Veraz may choose to purchase and which will be manufactured by FLEXTRONICS (individually, a “Product”, and collectively, the “Products”).
1.2 The terms and conditions of this Agreement shall govern the manufacture, assembly, and perform integration and packaging of any Product delivered by FLEXTRONICS to Veraz pursuant to a purchase order which shall be submitted by Veraz as detailed below in section 6 (“Purchase Order”), each of which shall be deemed a part of this Agreement.
1.3 Nothing in this Agreement shall limit, restrict or otherwise prevent Veraz from purchasing from any third parties any products or services, including without limitation any products or services that may be identical to, or have the same or substantially similar functions or features to the Products that are identified on Exhibit 1.1.
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2. Product Forecast
Once every two weeks, during this Agreement, Veraz will provide FLEXTRONICS with a six (6) month rolling Product forecast (each a “Forecast”), of which the forecast for the first three (3) months of such 6-month period shall be binding and the forecast for the following three (3) months shall be a non-binding description of Veraz’s good faith expectations of the number of Products it intends to purchase from FLEXTRONICS during such period, in the form attached as Exhibit 2. Subject to the provisions of Sections 3 and 6.8.2-6.8.4 below, all commitments made by Veraz for the purchase of Products as indicated in the binding portion of each Forecast shall be made only upon submission by Veraz of Purchase Orders to FLEXTRONICS pursuant to Section 6. FLEXTRONICS should either object or accept in writing each Forecast within five (5) days of the date of Veraz’s submission of the Forecast, and it may only object on grounds that the Forecast is not in accordance with the terms of this Agreement. If FLEXTRONICS objects to any Forecast, as aforesaid, it will provide all relevant details to Veraz regarding its objection, and the parties will work in good faith to resolve such objection in a prompt and reasonable manner to meet the potential needs of Veraz to its customers with respect to the supply of Products.
3. Materials Procurement
FLEXTRONICS shall purchase at its own expense, or source from its inventory sufficient components and raw materials required to provide the Products (“Materials”), using the Materials Procurement and Control Procedure, set forth in this Section 3 below, to meet the requirements of (a) the outstanding Purchase Orders and (b) the binding portion of the Forecast (including without limitation, ordering or otherwise committing to suppliers in respect of long lead items “LLI”) (the outstanding Purchase Orders together with the Forecast will be hereinafter defined as the “Demand”); provided, however, that (i) any purchase of Materials by FLEXTRONICS is subject to this section; (ii) Veraz may, at its sole option, require FLEXTRONICS to purchase any such Materials at a price to be determined by Veraz from any vendor and/or upon any terms and conditions as directed by Veraz subject to section 9;.
Veraz may, at any time, with a prior written notice of 30 days in advance, notify FLEXTRONICS, with respect to any Materials, that Veraz will purchase any such Materials instead of FLEXTRONICS. If Veraz exercise its right as set forth in the preceding sentence, then the following shall apply:
(i)___ FLEXTRONICS shall immediately cease purchasing any Materials which Veraz has notified FLEXTRONICS that it will purchase such Materials on its own account;
(ii) FLEXTRONICS shall place an order to Veraz in accordance with this section;
(iii) It will be Veraz’s responsibility to deliver such Materials purchased by itself to FLEXTRONICS’ premises, set forth in the preamble of this Agreement;
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(iv) Any delay of delivery of Materials to FLEXTRONICS, due to Veraz’s exercise of said right, shall be Veraz responsibility.
(v)If FLEXTRONICS has reasonable ground to assume that the costs of such Materials are un-reasonable, FLEXTRONICS shall have the right to ask from Veraz for documentation showing the costs of such specific Materials.
Any purchase of Materials by FLEXTRONICS pursuant to the above said will be in the amount of the last agreed price list for each item + [*]%.
3.1. Materials Procurement
3.1.1 Based on each Demand, FLEXTRONICS shall prepare an “MRP” run within four (4) working days from Forecast receipt. Based on the MRP run, FLEXTRONICS will submit to Veraz, for its information, a report with components and parts identified with catalog numbers and the quantities that FLEXTRONICS plans to acquire or to cancel or de-expedite pursuant to the “MRP” run (the “Components and Parts Report”) FLEXTRONICS shall include on the Components and Parts Report the purchase value of the MRP run. Without the need for further actions from Veraz, FLEXTRONICS shall proceed promptly to perform the activities set out in such MRP run.
3.1.2 Veraz may, at no charge, and without incurring any liability cancel delivery of all Products or component as per the Components Cancellation Window Exhibit 3.1.2 (as such term is defined in section 3.1.3 below). Cancellation by Veraz, done less than the periods set forth in the Components Cancellation Window may be subject to cancellation charges which in no event be higher than the documented payment made by FLEXTRONICS as a result of such cancellation, to any third party provider of the components subject to the cancellation as aforesaid. The foregoing (i.e. payment of cancellation charge) shall not apply if Veraz has ordered thereafter Products from the cancelled Purchase Orders. FLEXTRONICS will confirm in writing within 4 days upon receipt of any request for cancellation as aforesaid, provided that Veraz will verify upon delivery of such notification that such notification has been received by FLEXTRONICS. However, if FLEXTRONICS indeed received the notification and failed to confirm it within the above period it will be deemed to have received the notification.
3.1.3 FLEXTRONICS will submit to Veraz, once a quarter for Veraz’s written approval, an update for the Components Cancellation Window (Exhibit 3.1.2) detailing the components cancellation windows i.e. a period of days before the delivery date of each Item, if applicable, in which period the purchase order to the supplier of such item cannot be cancelled without any fees or penalties, (the “Components Cancellation Window ”).
3.1.4 Upon execution of this Agreement, FLEXTRONICS will submit to Veraz a report listing components and parts with long lead time items – LLI Materials (as defined below) greater than 60 days (the “LLI Report”), attached hereto as Exhibit 3.1.4.The LLI Report will be updated from time to time
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by FLEXTRONICS, subject to Veraz’s prior written approval. “LLI Materials” shall mean those Materials with delivery dates exceeding 60 days from the date of the applicable purchase orders. In each instance whereby FLEXTRONICS intends to place a purchase order for LLI Materials, it shall obtain Veraz’s prior written approval before proceeding to do so.
3.1.5 If FLEXTRONICS will be required to purchase Materials (as defined in section 3 above), in excess than the quantity required by Veraz in its Demand, due to minimum order items/economic order items (hereinafter: “Minimum Order Items”), then FLEXTRONICS will submit to Veraz the Minimum Order Items for Veraz prior written approval, only if the value is more than USD$ 500. For the removal of doubt, in the absence of such written approval, Veraz will have no liability what so ever with respect to such Items in the Minimum Order Items in excess of USD$500 per purchase.
3.1.6 FLEXTRONICS shall be responsible for any purchases of excess accessories and components that are: (a) not included in the binding portion of a Forecast; or (b) not in accordance with section 3.1.2, 3.1.3, 3.1.4 and 3.1.5; and/or (c) not as per section 7.3 of this agreement.
3.2 Sub-Assembly Control Procedures
FLEXTRONICS will submit to Veraz on the fifteen day (15) of any calendar month a report with subassemblies identified with catalog numbers and the quantities that FLEXTRONICS plans to assemble during the next calendar month, for each week, at the production floor on the basis of the latest binding portion of the Forecast and Purchase Orders provided by Veraz (the “Subassemblies Report”). By the first day of each calendar month, Veraz will provide an approval for the last 2 weeks of the current calendar month. By the 15th of each calendar month, Veraz will provide an approval for the first 2 weeks of the next calendar month. FLEXTRONICS shall be responsible for all subassemblies not included in Veraz’s approved Subassemblies Report aforesaid.
4. FLEXTRONICS’ Obligations and Warranties
4.1 FLEXTRONICS shall, at its expense, unless expressly provided otherwise below:
4.1.1 Manufacture, assemble, integrate, investigate production problems, test, packaging and deliver in accordance with the delivery date specified in any Purchase Order and in accordance with this Agreement, the Products duly ordered by Veraz under each Purchase Order, provided, that FLEXTRONICS is expressly permitted to outsource or subcontract to sub-contractors who are one of Veraz’s qualified vendors in the Approved Vendor List (as such term is defined in section 7.1 below) for parts, processes or completed or substantially completed Products supplied to Veraz. Consent of Veraz to the use of any components manufactured by third parties shall not derogate from FLEXTRONICS’ obligations under this Agreement, including, without limitation, FLEXTRONICS’ warranty obligations under Section 8 of this Agreement, it being understood that FLEXTRONICS’ obligations concerning
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third party components and materials is strictly limited to Section 8 and subject to the stipulations contained in Section 8;
4.1.2 Prepare the Products described in any Purchase Order to be ready for its final packaging (i.e. unpacked) for shipping as follows. Within no more than two (2) business days from the date the Purchase Order is sent to FLEXTRONICS, FLEXTRONICS shall notify Veraz in writing the delivery date, for finished Products i.e. fully integrated, tested and/or packed Products (“Finished Products”), subject to the following: (i) for any Purchase Order, contained in the Subassemblies Report , FLEXTRONICS shall prepare the Purchase Order ready for shipment within no more than five (5) business days from the date set forth in the Subassemblies Report. (ii) for any Purchase Order not included in the non-binding portion of the Forecast, FLEXTRONICS shall advise Veraz of the earliest date for delivery possible, using best commercial efforts, and will specify the reasons such as shortage in Materials that may prevent expediting such delivery. The party shall cooperate to achieve the earliest possible delivery date that will be acceptable to both parties.
4.1.3 Supply, at Veraz’s reasonable request, Product manufacturing data that is required for obtaining necessary governmental approvals, licenses, permits and consents as required pursuant to Section 5.1 hereof;
4.1.4 Maintain all necessary process design technology, labor, material, tooling, facilities and other resources for the timely completion and delivery of the Products under this Agreement;
4.1.5 Commit and use sufficient and qualified personnel to support the requirements of this Agreement;
4.1.6 (a) Obtain and maintain all necessary governmental and other permits, licenses and approvals that Veraz notifies FLEXTRONICS in writing are necessary for the performance of FLEXTRONICS’ undertakings hereunder for intended use by customers within countries that Veraz plans to distribute such Products, including an ISO certification for FLEXTRONICS’ processes to be performed under this Agreement (of at least ISO 9001: 2000 or higher), provided however that if such certifications, permits, licenses or approvals are not already available to FLEXTRONICS the parties will agree upon the schedule and cost allocation for obtaining them, and (b) use commercially reasonable efforts to verify that each subcontractor complies with the requirements set forth in Exhibit 4.1.8.
4.1.7 Provide on a weekly basis to Veraz detailed production and planned delivery schedules for all Products that are to be manufactured and/or delivered by FLEXTRONICS for Veraz under this Agreement; and obtain Veraz’s approval for the Subassemblies Report in accordance with section 3.2;
4.1.8 Manufacture Products to a standard consistent with good manufacturing practices, and according to their specifications and Veraz’s quality and other requirements, as are set forth in Exhibit 4.1.8 to this Agreement or otherwise agreed to in writing by Veraz and FLEXTRONICS and ensure the compliance of its manufacturing processes with any applicable regulations, including without limitation the EU Directive 2002/95/EC on the restriction of the use of certain hazardous substances in electrical and electronic equipment (“ROHS Regulations”).
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4.1.9 Maintain a business continuity plan for the Products that contains protections that are no less protective than the business continuity plan for other products that FLEXTRONICS uses generally to protect its business from disruption;
4.1.10 Allow Veraz to identify FLEXTRONICS as the manufacturer of the Products, subject to Section 8;
4.1.11 Provide Veraz with all manufacturing and quality data reasonably requested by Veraz, including statistical process control data on all critical processes, yield and failure analysis information, in accordance with Exhibit 4.1.8, and such other information and support that Veraz shall reasonably request in order to permit it to comply with its obligations under this Agreement.
4.1.12 Maintain and control a logistically separate inventory with separate catalog numbers of all raw materials, WIP (Products which are still in production) and finished goods related to the Products. On a monthly basis, within five (5) working days following each Forecast, FLEXTRONIC shall provide Veraz with the then-current status of such inventory, and any expected changes due to such Forecast.
4.1.13 Provide Veraz, in addition to any report stated in this Agreement, with the Reports and Metrics on a monthly basis as per Exhibit 4.1.13.
4.2. FLEXTRONICS hereby warrants and undertakes that it will only purchase all Materials as per the Approved Vendor List (as defined in section 7.1 (a)), and only from the sources approved by the original manufacturer, stated in the list i.e. representative, franchise distribution and approved vendor offices. . It is hereby agreed between the parties that for specific Approved Vendors in the Approved Vendor lists, FLEXTRONICS must purchase the Materials from the specific sources as set forth in Exhibit 4.2.
4.3 (i) If FLEXTRONICS is unable to manufacture the Products, despite its best efforts to resume production and manufacturing, for a period that exceed 30 days, then FLEXTRONICS shall implement the BCP (“Business Continuity Plan”). The BCP shall include the immediate transfer by FLEXTRONICS of all tools, tooling, test equipment, Loaned Items, Materials, work in process, and finished goods then in its inventory to either to a replacement manufacturer or to another facility of FLEXTRONICS, according to Veraz’s sole discretion. In addition FLEXTRONICS shall make sure that relevant representatives meet with representatives of such replacement, if needed, to share know-how about the manufacturing process, and providing reasonable technical assistance and support to such manufacturer for the Products. Any cost related to the BCP will be negotiated and agreed between the parties.
(ii) As part of the BCP plan, FLEXTRONICS shall adopt all reasonable measures to protect and secure any information, data, and manufacturing files that shall be stored at its expense for the duration of this Agreement, in a protected and made safe place presenting all reasonable, not less than what FLEXTRONICS uses to protect its own data, guarantees of security of access, confidentiality and
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protection against disasters such as fire, flood, earthquake etc. in a manner to enable FLEXTRONICS to immediately resume operations if any of the events above occur.
5 Veraz’s Obligations
Veraz shall, at its expense, unless expressly provided otherwise below:
5.1 Pay any and all sales and use taxes, duties, fees and expenses and such other similar charges, including interest and penalties thereon levied under any applicable law or regulation arising out of or in connection with Veraz’s sale of Products to customers, provided that nothing in this Section shall be interpreted to mitigate FLEXTRONIC’s obligations under Sections 8 (Warranty, Epidemic Failure, Warranty Service and Post-Warranty Support) and 13 (Indemnification) of this Agreement.
5.2 not incur or purport to incur, without FLEXTRONICS’ prior written consent, any promise, representation, warranty, guaranty, liability or commitment on behalf of FLEXTRONICS.
5.3 Provide FLEXTRONIC with (i) design, specification, engineering and manufacturing data that is reasonably requested by FLEXTRONIC, including maintenance of bill of materials, including replacements, drawings, quality requirements, technical specification, standard operation and test procedures; and approved vendors list; and (ii) Purchase Orders’ data, packing list similar information, specific instructions, date of delivery, and additional information that FLEXTRONIC shall reasonably request in order to manufacture the Products.
5.4 Loan to FLEXTRONICS ICT fixtures and test equipment and without derogating form the provisions of section 15 herein below, license or provide FLEXTRONICS with the non-exclusive, a revocable, non-transferable, royalty-free, fully-paid license while this Agreement is in effect, without the right to sublicense, solely to use internally, for the sole purpose of manufacturing and servicing the Products solely for Veraz, the right to use, all design and manufacturing accessories, all as set forth in Exhibit 5.4 (the “Loaned Items”) designed by or for Veraz, with all ownership right in such Loaned Items to remain exclusively in Veraz. For the removal of doubt any design, or development made by FLEXTRONICS but paid by Veraz will be the sole property of Veraz, whether or not such was listed on EXHIBIT 5.4. FLEXTRONIC shall reasonably protect all such Loaned Items from misappropriate or misuse, and ensure that such Loaned Items are properly handled and maintained, including but not limited, calibration and insured against risk of loss or damage, subject to normal wear and tear, all with the same degree of care FLEXTRONICS uses for its own items. Upon request by Veraz, FLEXTRONIC shall return immediately to Veraz all such Loaned Items freight prepaid. FLEXTRONICS shall not be held liable for delays in production resulting from the return of the Loaned Items provided that (i) FLEXTRONICS notify Veraz in advance of the possibility that such return of Loaned Items shall cause delay in production; and (ii) the delay is due solely to Veraz request.
6. Purchase Orders
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6.1 Veraz will provide FLEXTRONICS from time to time during the term hereof with Purchase Orders in the form attached hereto as Exhibit 6.1 for each Product covered by a Forecast that Veraz chooses to order. FLEXTRONICS shall accept any Purchase Order provided that: (i) the number of Products does not exceed the amount of such Product in the then most recent Forecast; (ii) it is in accordance with the time schedule set forth in section 4.1.2.
6.2. Veraz is entitled to increase at any time the capacity of production of Products set forth in the Forecast as detailed herein below (the “Capacity Increase”) by written request to FLEXTRONICS (the “Request”) or by submitting a revised Forecast, and FLEXTRONICS shall be obliged to accept the Request or Forecast, subject to the following: (a) availability of Materials in FLEXTRONIC’s inventory; (b) availability of Materials in the market place at prices equivalent to the price for such item stated in the most recent price list submitted by FLEXTRONICS to Veraz and/or (c) availability of Materials in the market place at prices higher than the price for such item stated in the most recent price list submitted by FLEXTRONICS to Veraz, and Veraz shall have given its prior written approval to FLEXTRONICS to purchase such Materials at the higher prices. If for the purpose of this Capacity Increase FLEXTRONICS requires to purchase any additional Materials, at higher prices as aforesaid, then Veraz will be responsible to reimburse FLEXTRONICS for such additional cost, subject to the prior written approval, of Veraz for the extra cost. Except as set forth specifically in this section, under no circumstances, Veraz shall be liable for any other additional cost incurred by FLEXTRONICS, as a result of the Request. FLEXTRONICS is obligated to the following Capacity Increase:
(i) During the first month following the Request or following the month in which the Forecast was submitted: [*]% increase
(ii) During the period of 30-45 calendar days after the Request or following the month in which the Forecast was submitted: [*]% increase
(iii) From the 46 calendar days and more, there will be no limitation.
Any purchase order quantities increased pursuant to the foregoing may not be subsequently increased.
6.3 At any time, Veraz may cancel or reduce any Purchase Order or reduce any Forecast, subject to the cancellation windows in Exhibit 3.1.2. Any Purchase Order quantities rescheduled may not be subsequently rescheduled unless approved in writing by FLEXTRONICS. FLEXTRONICS will issue a report once every month during the term of this Agreement and within thirty (30) days after the date of expiration or earlier termination of this Agreement, detailing all Materials and Products that: (a) have been manufactured or purchased by FLEXTRONICS, as applicable based on Purchase Orders or according to a Forecast submitted by Veraz and approved by FLEXTRONICS or otherwise according to this Agreement; and (b) constitute Excess Inventory as defined in Section 6.8.2 or is already a Product.
Veraz shall be responsible and pay for Excess inventory as per Section 6.8 and for Finished Products as per Section 9.
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6.4 Upon request by Veraz or upon cancellation or rescheduling by Veraz of a Purchase Order or Forecast, FLEXTRONICS shall perform the following actions: (i) within four (4) days perform “MRP” and follow the stipulations of section 3.1.1 and accordingly reduce/cancel FLEXTRONIC’s outstanding purchase orders for Materials in order beyond those required to meet Veraz’s purchase requirements all in accordance with the stipulations of this Agreement, and (ii) perform or have performed an inventory of Materials that constitute unused Excess Inventory (as such term is defined in section 6.8) or Product subassemblies or finished Products. Upon request by Veraz, FLEXTRONICS shall use commercially reasonable efforts, according to its business practices to return the unused Excess Inventory or Product subassemblies to third parties at the same price at which they were purchased or sell the unused Excess Inventory (excluding MDI as further defined below) or Product subassemblies to a third party at a price acceptable to Veraz. In the case of sale, Veraz shall only be responsible to reimburse FLEXTRONIC for the difference, if any, between the purchase price and the Veraz-approved price at which FLEXTRONIC sold the unused Excess Inventory or Products subassembly, to a third party. Upon request by Veraz and within five business (5) days, FLEXTRONICS shall provide Veraz with a list of quantities and kind of unused Excess Inventory and Product subassemblies that have not been resold, reused or redirected.
6.5 Subject to Section 16.1, in the event of a failure by FLEXTRONICS to supply Products specified in any Purchase Order pursuant to the requested delivery dates therein and such failure to supply is not rectified within 14 days commencing from the requested delivery date, provided, that such failure arises or results directly from the sole fault of FLEXTRONICS or FLEXTRONICS’ negligence, when FLEXTRONICS must have adopted all reasonable measures to prevent such failure to supply, including without limitation notifying in writing and in advance to Veraz, then the amount due from Veraz to FLEXTRONICS under this Agreement with respect to the purchase of Products set forth in such Purchase Order shall be reduced by the price of [*]% per week from FLEXCTRONICS Profit (as defined in section 9.2.9 below) starting on the fourteenth day of delay of delivery.
6.6 FLEXTRONICS will make a good faith effort to notify Veraz in the event that FLEXTRONICS reasonably believes that there is or may be a materials or capacity constraint that could negatively affect FLEXTRONICS’ ability to meet any forecasted needs of Veraz under this Agreement (“Supply Constraint”). During any period of Supply Constraint, FLEXTRONICS shall allocate the supply and delivery of Materials and capacity to Veraz under any allocation formula that FLEXTRONICS uses with any other customer that purchases the same or a lesser quantity of the same or similar products.
6.7 Manufacture Discontinued (“LTB”)
6.7.1 FLEXTRONICS will inform Veraz in writing, promptly when it comes to FLEXTRONICS’ knowledge upon any manufacture discontinue by any of the vendors (listed on the Approved Vendors List, as such term is defined in section 7.1(a)). Further FLEXTRONICS shall provide Veraz with any information requested by Veraz and available to FLEXTRONICS to enable FLEXTRONICS, to place “last time buy” (“LTB”) of any Materials affected by such notification. Veraz will issue FLEXTRONICS a NC/NR (non-cancelable/non returnable order) indicating the quantity and the price, according to which FLEXTRNICS shall issue such order. Veraz will pay an advance payment for such
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order in accordance with the procedure set forth in section 6.8.4 For the removal of doubt and without derogating from the stipulations of section 6.3, FLEXTRONICS shall not make any use, sell, dispose of in any way the Material purchased pursuant to this section as a LTB. Any excess in Materials resulting from this section will be considered as Excess Inventory for the purpose of section 6.8 below.
6.7.2 FLEXTRONICS will issue a monthly report in the beginning of each calendar month, which will detail the Veraz stock at FLEXTRONICS’ premises that constitute Excess Inventory purchased under LTB, including without limitation, prices and quantity (the “LTB Report”). In addition FLEXTRONICS shall provide Veraz with a monthly report, which will detail the usage made with the LTB Materials which are part of the Veraz stock at FLEXTRONICS’ premises, in the previous calendar month (the “Usage Report”). FLEXTRONICS shall credit Veraz in accordance with the Usage Report
6.8 Excess Inventory
6.8.1 Supply of Ordered Products. Concurrently with the execution of this Agreement, FLEXTRONICS will submit a purchase order for the purchase from Veraz of all available Materials required for the manufacture and supply by FLEXTRONICS of the Products under the Forecast, and currently owned or on order by Veraz (whether located at Veraz’ facilities, located at FLEXTRONICS’ facilities or currently on order from third party suppliers) all as detailed in Exhibit 6.8.1 (the “Existing Ordered Materials”). Veraz will promptly upon receipt of such purchase order ship all Existing Ordered Materials in its possession to FLEXTRONICS and direct any third party supplier of Existing Ordered Materials to deliver the same to FLEXTRONICS. FLEXTRONICS shall pay for the Existing Ordered Materials as per the actual consumption that will be calculated and agreed by the parties each quarter via consumption report that will be sent to Veraz by FLEXTRONICS, Veraz will issue an invoice each quarter cover the relevant portion of the quarterly consumption. The Parties agree that the purchase price for the Existing Ordered Materials shall be the value of such Material plus [*]% (“Veraz Existing Material Price”). The Parties further agree that for purposes of Section 9, the BOM Value (as defined in Sections 9.2.2 and 9.4.3), of such Materials purchased from Veraz shall be calculated using an amount equal to the Veraz Existing Material Price before adding the [*]%, i.e. the value of such Material. If during the term of this Agreement there will be any Materials in Veraz’s inventory, FLEXTRONICS will give priority to purchasing said inventory and the same terms and conditions that will apply to Veraz Existing Ordered Materials as set forth in this section shall apply to such kind of Materials at Veraz’s inventory.
6.8.2 Veraz shall assume full responsibility for Excess Inventory as follows:
(i) “Excess Inventory” shall be defined as inventory purchased or subassemblies manufactured by FLEXTRONICS for the Products, that will not be under Demand (as defined in section 3 above), during the following three (3) months from the Decisive Date (as defined in 6.8.4 (i)) (for the removal of doubt Excess Inventory will not include LTB Items/Products).
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(ii) “Quarter” shall be defined as calendar quarter.
     (iii) Excess Inventory shall be calculated at the end of each Quarter. Veraz shall not be responsible for Excess Inventory that was not purchased in accordance with the terms of this Agreement, for Veraz’s Purchase Orders or as approved in writing by Veraz for the Forecast or otherwise approved in writing by Veraz.
(iv) The Excess Inventory will be stored in FLEXTRONICS’ facility separately (logistically) from other materials stored in FLEXTRONICS premises. FLEXTRONICS agrees to maintain the Excess Inventory by utilizing the same degree of care it uses to maintain its own supply of like materials.
(v) Veraz shall pay and purchase Excess Inventory as per Section 6.8.4. below. Following the purchase, the Excess Inventory shall remain at FLAXTRONICS’ premises, subject to sub-section (iv) above and 6.8.3 below (unless it qualifies as Excess Ordered Materials, in which case sub-section (vi) below shall apply). Veraz will retain all title in and to the purchased Excess Inventory until such time as such Excess Inventory is consumed by FLEXTRONICS in the manufacture and/or assembly of the Products (“Consumed Materials”).
(vi) Any Excess Ordered Materials (as defined below), shall be, at FLEXTRONICS’ full discretion, immediately transferred and sold to Veraz. For the purposes hereof, “Excess Ordered Materials” means Materials that, on the applicable date, have not been used by FLEXTRONICS for production purposes and are not expected to be used by FLEXTRONICS within the next 3 months, reflected from Veraz’s binding unchangeable Purchase Orders.
6.8.3 Risk of Excess Inventory
(i) FLEXTRONICS and Veraz undertake to arrange and maintain the insurance policies as set forth in Exhibit 6.8.3, with a reputable first class insurance companies, during the Term of this Agreement(the “Insurance Certificates”).
(ii) FLEXTRONICS and Veraz undertake to provide each other, no later than seven (7) days from the date of this Agreement, with the attached Insurance Certificates signed by their insurers.
The above-mentioned Exhibit shall constitute an integral part of the contract.
FLEXTRONICS hereby commits to place within its premises with two fire-extinguisher — type of Gaz, with weight of three (3) kilos, and acknowledge that the insurance coverage set forth in Veraz respective Insurance Certificate, as provided above is dependant upon FLEXTRONICS compliance with such
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commitment, and shall be responsible if Veraz shall not get the said coverage due to such default by FLEXTRONICS.
Either party will be solely responsible for all costs and risks associated with, execution of its respective insurance policies as set forth above. Neither party will have any liability or responsibility in connection with the execution of any insurance policy of the other party, including any deficiencies in such insurance policies.
In the case of damage to, loss or robbery of the Excess Inventory covered under Veraz insurance policy, FLEXTRONICS will cooperate in good faith with Veraz in order for Veraz to receive the insurance proceeds , including but not limited to comply with any demand of the insurance company in order to receive the insurance proceeds and/or indemnification under Veraz insurance policy.
(ii) FLEXTRONICS liability concerning the Excess Inventory as per this section 6.8 shall in any event apply only to the extent the relevant losses and damages are not covered under the above-mentioned Veraz insurance policy.
(iii) Without derogating from the above said it is agreed that FLEXTRONICS will have the responsibility for counting and managing all the Excess Inventory. FLEXTRONICS shall be liable for any discrepancy in the Excess Inventory resulting from any management of such inventory, it being clarified that its sole responsibility shall be to replace timely, any missing items from its own sources .
6.8.4 Advance Payment for the Excess Inventory
(i) FLEXTRONICS will provide Veraz with a monthly report listing the Excess Inventory (the “Excess Inventory Valuation Variances Report"). The calculation shall be performed as follow: (a) on a quarterly basis and by the 21st day of the last month of each calendar quarter (the “Decisive Date”). Veraz shall approve the list of the Excess Inventory by the 25th day of the last month of each calendar quarter, unless there is a major deviation of more than [*]% of value of the Excess Inventory (within the report itself), in which case, the parties shall reach an agreed list by the 28th day of the last month of each calendar quarter. Veraz shall pay to FLEXTRONICS the difference between the Excess Inventory Value in the preceding quarter to the value of the Excess Inventory in the present quarter, less [*]% of an average month’s forecasted consumption for the Excess Inventory as listed in the agreed report or FLEXTRONICS shall refund to Veraz an amount equal to the difference between the value of the Excess Inventory in the preceding quarter to the value of the Excess Inventory in the present quarter. Payments from one party to another shall be settled until the end of each quarter, unless agreed otherwise. In the event Veraz does not pay within thirty (30) days, and without derogating from FLEXTRONICS’ remedies under law, FLEXTRONICS will issue an invoice to Veraz for the amount of the Excess Inventory; or (b) upon request of either party, following the same procedure to be concluded within 7 days.
If there will be a need to execute any invoice for Excess Inventory, pursuant to the terms of this
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Agreement, then it shall be in the amount of the last agreed price list for each item + [*]%.
     (ii) For the removal of doubt except as provided above, and in section 12.1 below, no set off, payment or credit of any kind shall be available to Veraz in connection with the advance payment for the Excess Inventory, Sale of Excess Inventory or the Products. If either party request to make any set-off, the other party will have to reply to such request within 7 days.
(iii) Veraz will submit to FLEXTRONICS by each end of Quarter confirmation stating the reconciliation of the value for the advance payment which record in Veraz books as Inventory located at 3rd party (i.e. FLEXTRONICS) as well as confirmation for the cycle count report represent such Inventories values. FLEXTRONICS will submit to Veraz by each end of Quarter confirmation stating the reconciliation of the value for the advance payment which record in FLEXTRONICS books.
7. Production, Packaging and Delivery
7.1 Definitions.
(a) “Approved Vendor List” shall mean a list of approved manufacturers for Strategic Components and Non-Strategic Components that is provided by Veraz to FLEXTRONICS, as such list may be amended from time to time by Veraz which will also include a list of manufacturers from which FLEXTRONICS is prohibited from purchasing or using any components, such manufacturers shall be designated in the above list as either NTB (“Not to Buy”) or NTU (“Not to Use”). FLEXTRONICS shall purchase all Materials as per the list of the approved manufacturers set forth above, only from the sources approved by the original manufacturer, stated in the list i.e. representative, franchise distribution and approved vendor offices.
(b) “Non-Strategic Component” shall mean any component, subassembly, or raw material that is not a Strategic Component that is physically incorporated into the Products through the manufacturing process of FLEXTRONICS.
(c) “Strategic Component” shall mean any of the components, subassemblies, or raw materials used in the manufacture of the Products that Veraz has so designated in writing to FLEXTRONICS.
7.2 Production. FLEXTRONICS shall procure components, manufacture, test, package, and prepare for shipment all Products that are the subject of a Purchase Order in conformity with the applicable process and quality management plans of Veraz and any other reasonable applicable requirement of Veraz with respect to the procurement, manufacture, test, packaging, and shipment preparation of any Product, provided in writing to FLEXTRONICS with sufficient advance notice to enable FLEXTRONICS to comply therewith. FLEXTRONICS shall (a) provide Veraz with a recovery plan if there is any production problem; (b) inspect all Products prior to shipment to Veraz to determine whether such Products meet the agreed upon process controls, test yields, end-of-line audits and out-of-
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box requirements, in accordance with FLEXTRONICS and Veraz standard procedures; and (c) provide Veraz with process and quality data as reasonably requested by Veraz.
7.3 Materials Management. FLEXTRONICS shall purchase Materials to manufacture Products for Veraz solely from manufacturers on the Approved Vendor List of Veraz. From time to time, FLEXTRONICS may identify alternate sources for the purposes of improving cost, quality, lead-time and availability. FLEXTRONICS may submit suggestions for alternate sources to Veraz for its written approval, which approval shall not be unreasonably withheld.
7.4 (a) Non-Strategic Components And Strategic Components FLEXTRONICS shall be responsible for all aspects of sourcing and commodity management for Non-Strategic Components and Strategic Components in accordance with the standard procurement and quality procedures in FLEXTRONICS and the requirements of ISO 9001: 2000.
(b) Strategic Components. For part of the Strategic Components, as Veraz shall decide, Veraz shall maintain strategic account management responsibilities, such as contracts, pricing, quality, die banking, supplier tooling management (including budgeting of tooling cost) and business performance feedback. As and to the extent directed by Veraz, FLEXTRONICS shall purchase Strategic Components under Veraz’s supply agreements with suppliers of Strategic Components.
FLEXTRONICSS may purchase the Strategic Components from its inventory only upon receiving prior written approval from Veraz.
7.5 Packaging and Delivery. All Products shall be packaged by FLEXTRONICS in accordance with product packaging and labeling specifications issued by Veraz and shall be delivered EX WORKS (INCOTERMS 2000) at FLEXTRONICS’s relevant Israel factory. Risk of loss and title shall pass from FLEXTRONICS to Veraz upon delivery.
8. Warranty, Epidemic Failure, Warranty Service and Post-Warranty Support
8.1 Warranty. FLEXTRONICS warrants to Veraz that (i) during and for a period of [*] months after the date of delivery of a Product to Veraz for the purpose of delivery of the same to Veraz’s customers (herein the “Warranty Period"), such Product will be free from material defects in workmanship, manufacturing process or assembly, subject to normal use and service, (ii) each Product will conform in all material respects to the specifications applicable to such Product at the time of its manufacture; (iii) each product will conform in all respects to Veraz’s quality requirements as set forth in Exhibit 4.1.8 and manufacture standard no. IPC610C. Materials are warranted to the same extent that the original manufacturer warrants the Material (i.e. full back to back coverage. FLEXTRONICS must provide Veraz and keep Veraz well informed of all the terms and conditions related to Warranty provided by any applicable manufacturer, upon request by Veraz.
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Without limiting Section 8.3, this express limited warranty does not apply to (a) Materials consigned or supplied by Veraz to FLEXTRONICS; For the removal of doubt, this limitation will not apply to Excess Inventory as defined in section 6.8.2., and the warranty contained in this section will apply to the Excess Inventory at all times and in all respects; (b) defects to the extent resulting from Veraz’s specifications or the design of the Products or instructions in writing by Veraz; With respect to, prototypes, and NPI (new product introduction), section 8 shall not apply, and FLEXTRONICS makes no representations and warranties with respect thereto. Notwithstanding anything else in this Agreement, without derogating from the stipulations of section 5.4, FLEXTRONICS assumes no liability for or obligation related to the performance, accuracy, specifications, failure to meet specification or defects due to tooling, designs or instructions produced or supplied by Veraz in writing, and Veraz shall be liable for documented costs or expenses incurred by FLEXTRONICSS resulting there from. Veraz will provide its own warranties directly to any of its end users or other third parties. Veraz will not pass through to end users or other third parties the warranties made by FLEXTRONICSS under this Agreement. Furthermore, Veraz will not make any representations to end users or other third parties on behalf of FLEXTRONICSS, and Veraz will expressly indicate to the end users and third parties that they must look solely to Veraz in connection with any problems, warranty claim or other matters concerning the Products, provided that nothing herein shall derogate from (i) FLEXTRONICS obligations as set forth in section 8.1 above to be responsible for handling any warranty claims against third party suppliers of Materials; and (ii) prevent from Veraz to notify and describe to its end users or any other third party about FLEXTRONICS’ obligations herein.
Upon any failure of a Product to comply with the above warranty, if Veraz promptly reports to FLEXTRONICS in writing, prior to the end of the Warranty Period, then FLEXTRONICSS’s sole obligation, and Veraz’s sole remedy shall be for FLEXTRONICS, at its cost and option, either to replace or repair, at its factory, provided that any repair will be performed in accordance with Veraz’s required specification, all the Products that: (i) are not in compliance with the warranty set forth above, and (ii) Veraz ask for warranty services as set forth herein, whether such Products are functioning or not, at Veraz’s sole discretion, and bear all costs related to delivery to and from Veraz warehouse in Israel. Veraz shall return Products covered by the warranty to the end user at its own account. Veraz shall bear all of the risk, and all costs and expenses, associated with the delivery of the Products that have been returned to FLEXTRONICS for which there is no defect found. In addition, Veraz shall provide to FLEXTRONICS on commercially reasonable terms with all engineering support which is reasonably required by FLEXTRONICS to meet its warranty obligations in respect of the Products returned to FLEXTRONICS under this Section 8.1 of this Agreement. In the event that there shall be a dispute as to whether a defective Product is under warranty by FLEXTRONICS or by a third party supplier of Materials, then the parties shall submit the defective Product for analysis by an independent laboratory, which determination shall be conclusive and accepted by FLEXTRONICS and Veraz.
     8.2 Post-Warranty Support. Veraz may offer post-warranty service for the Products on commercial terms that it determines. With respect to service and maintenance required on the Products (other than pursuant to the aforesaid Product warranties) under service agreements and on a “time and material” basis, Veraz shall perform such services and may purchase the parts and related repair services
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from FLEXTRONICS at commercially reasonable terms to be negotiated by the parties, FLEXTRONICS shall be obligated to make such parts (to the extent they are available on the market at the relevant time) and services available subject to the terms to be agreed between the parties.
8.3 Warranty Exclusions. FLEXTRONICS shall not be obligated under any of the above warranty provisions if any such warranty service is necessitated in whole or in part by normal wear and tear, catastrophe, accident, fault or negligence of Veraz or any third party, improper use, alteration or modification, unusual stress, installation, service or repair performed other than pursuant to this Agreement (other than installation, service or repair performed by FLEXTRONICS pursuant to this Agreement), engineering or design as aforesaid, or any other cause other than ordinary use. FLEXTRONICS MAKES NO OTHER WARRANTIES OR CONDITIONS ON THE PRODUCTS, EXPRESS, IMPLIED, OR OTHERWISE. THE WARRANTY IN THIS SECTION 8 IS EXCLUSIVE AND IN LIEU OF ANY AND ALL SUCH WARRANTIES, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE. THE REMEDY PROVIDED IN SECTION 8.1 ABOVE SHALL BE THE SOLE REMEDY OF VERAZ FOR ANY FAILURE OF FLEXTRONICS TO CONFORM WITH SUCH WARRANTY IN SECTION 8.1.
8.4 Additional Services. Veraz may purchase, on a monthly basis, additional services from FLEXTRONICS as listed in Exhibit 8.5 attached hereto at commercially reasonable terms to be negotiated by the parties.
8.5 Spare Parts. At all times during the term of this Agreement and a period thereafter to be agreed during which Veraz may provide post-warranty support to final customers identified to FLEXTRONICS, FLEXTRONICS shall maintain, on commercially reasonable terms to be negotiated by the parties (including terms concerning Veraz’ obligation to pay for the parts and components) and for the benefit of Veraz, a mutually agreed supply of replacement parts and components at FLEXTRONICS’s manufacturing facility, subject to their availability on the market at the relevant time. FLEXTRONIC shall maintain a supply of replacement parts and components to support each of the Products for at least [*] years following the date of final delivery of the Products to Veraz’s customers, at Veraz’s cost to be agreed between the Parties.
8.6 RMA Process. Each party will follow the RMA Process set forth in Exhibit 8.6 and the quality requirements set forth in Exhibit 4.1.8, with respect to the return and delivery of Products that are subject to in-warranty or out-of-warranty repair by FLEXTRONICS. FLEXTRONICS will promptly repair or replace Products returned for repair and rework to their most current version at commercially reasonable terms to be negotiated by the parties, unless otherwise directed by Veraz, within thirty (30) days after their receipt and will redeliver to Veraz such repaired or reworked products prior to the expiration of such period. In the event of any conflict or inconsistency between the provisions of Exhibit 8.6 and the provisions within Section 8, the provisions within Section 8 shall govern and control such conflict or inconsistency.
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9. Pricing, Payment Terms and Audit Rights
9.1 Pricing Model Summary.
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9.2 Definitions for Pricing Model Summary.
     9.2.1 “Bill of Materials” shall mean a complete and detailed list of all components, subassemblies, materials, and other items that are necessary for FLEXTRONICS to manufacture a particular Product, as provided to FLEXTRONICS by Veraz.
9.2.2 “BOM Value” (“BV”) shall mean, for a specific Product, the price in the last price list, which was approved by Veraz, to each item multiply by the quantity in the Bill of Materials for such Product.
9.2.3 “Material Handling Fee” (“MH%”) shall mean the multiplier which reflects: the costs for labor for production planning, material management, purchasing, storage and quality inspection of incoming items; freight and insurance; material scrap and attrition (component level); and finance, which is [*]%.
9.2.4 “Assembly Cost” (ASC) shall mean the cost for each component placement, which is [*]cent.
9.2.5 “Testing, and Final Assembly “ (“TF”) shall mean fully loaded cost of testing per hour, final assembly and integration of the Product, as set forth in Exhibit 9.2.
9.2.6 “Packing Time” (“PT”) shall mean fully loaded cost of Packing as set forth in Exhibit 9.2;
9.2.7 “Packing Cost” (“PC”) shall mean fully loaded cost per hour of packing, as set forth in EXHIBIT 9.2;
9.2.8 “TT” – shall mean agreed number of hours for testing for each product.
9.2.9 “Profit” (“PR%”) shall mean the FLEXTRONICS’ fixed profit percentage which is [*] %.
9.3 Pricing Model Summary for NPI (New Product Introduction)
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9.4 Definitions for Pricing Model Summary for NPI.
     9.4.1“Bill of Materials” shall mean a complete and detailed list of all components, subassemblies, materials, and other items that are necessary for FLEXTRONICS to manufacture a particular Product, as provided to FLEXTRONICS by Veraz.
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9.4.2 “BOM Value” (“BV”) shall mean, for a specific Product, an amount equal to the aggregate total of FLEXTRONICS last price list which was approved by Veraz, to each item multiply by the quantity in the Bill of Materials for such Product.
9.4.3 “Material Handling Fee” (“MH%”) shall mean the multiplier which reflects: costs for labor for production planning, material management, purchasing, storage and quality inspection of incoming items; freight and insurance; material scrap and attrition (component level); and finance, which is [*]%.
9.4.4 “Assembly Cost” (ASC) shall mean the cost for each component placement, which is [*] cent.
9.4.5 “Set Up Cost” (“SUC”) shall mean the initial cost of the setting up of the machines required for the manufacturing process.
9.5 Pricing Variants per Item in the BV
9.5.1 In first day of each calendar quarter (the “Determining Date”), FLEXTRONICS shall calculate the new price per item in the BV (hereinafter the “Item”), as follows, the Item value shall be:
(a) The [*] of [*] per [*], in the next [*] calendar days, following the [*];
(b) In case option (a) is not possible, as there are no such open purchase orders, then the calculation shall be made in accordance with the [*] of [*] placed by FLEXTRONICS in the preceding [*] calendar days prior to the [*], excluding any prior calculations and payments already made pursuant to this section.
(c) In case option (b) is not possible as well, as there are no previous purchase orders, during the period set forth in sub section (b), then, the price per Item shall be based on the last approved [*], by Veraz.
(d) By the end of each fiscal quarter FLEXTRONICS must transfer to Veraz a report detailing any Item cost changes as per sub section (a).
9.5.2 FLEXTRONICS shall produce to Veraz on the Determining Date a written report which will include the following information: Item catalog number, description of the Item, the new price per section 9.5.1, old price, item quantity demand, item stock demand, manufactures (the “New Price List Report”).
9.5.3 After Veraz has approved in writing the New Price List Report, FLEXTRONICS shall perform a reevaluation to the current stock, in order to enable the immediate use of the new prices listed in the New Price List Report. FLEXTRONICS shall provide Veraz with a pricing Variances Per Item Report which will include the revaluation results (the “Pricing Variances Per Item Report”). The reevaluation shall be performed in accordance with the following formula:
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A=old price (per Item)
B=the new price (per Item)
C=quantity within the stock
D=amount for debit/credit pursuant to the reevaluation per Item.
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9.6 Prices.
     9.6.1 Products. The price for each Product (the “Purchase Price”) shall be calculated at the beginning of each calendar month, in accordance with the pricing model set forth in Section 9.1-9.5 above. The current prices are set forth in Exhibit 9.6.1, attached hereto.
9.6.2 Pricing Model. Upon request by Veraz, FLEXTRONICS shall share promptly with Veraz all information related to and elements of pricing, including without limitation an itemized list of all current BOM Value, assembly, manufacturing and test labor rates and costs, directly apportioned selling, general and administrative expenses, profit and manufacturing overhead costs.
9.7 Price Reviews.
9.7.1 Cost Reduction Programs. FLEXTRONICS shall use its commercially reasonable efforts in accordance with its customary practices to implement a price reduction program that targets the reduction of the cost of specific components included in the manufacturing process for the Products and the improvement of the efficiency of the manufacturing process.
9.7.2 Price changes and cost reduction Methodology. The Total Price is fixed for each applicable fiscal quarter in accordance with the above said. Only major and substantial changes in the Total Price may be changed by FLEXTRONICS, provided that Veraz’s management has approved the change in advance and in writing, which approval shall not be unreasonably withheld. Any change in the prices as aforesaid and the time schedule for implementation of such change shall be mutually agreed in advance and in writing by the both Parties.
9.8 Audit Rights and Business Review.
9.8.1 Business Review (“BR”). Veraz shall have the right, at its expense, to conduct audits of the manufacturing services and related facilities, for the purpose of auditing FLEXTRONICS’ compliance with the provisions of this Agreement as follows: The audits may include only the equipment designated for the services specified herein, the facility at FLEXTRONICS’ premises, finished goods warehouse, the
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Inventory designated for the Product(s) and any technical records (manufacturing specifications, production files and quality documentation). All audits shall be performed within FLEXTRONICS facility. No documents or data of any kind, or any copies, may be removed from FLEXTRONICS’ facility, without prior written approval of FLEXTRONICS. Veraz shall have the sole discretion, not to be unreasonably applied, to determine the frequency of the audit. Veraz will conduct the audits in a reasonable manner so as not to cause undue disruption to FLEXTRONICS’ work. Audit shall be conducted during business hours, and shall be coordinated with FLEXTRONICS at least 72 hours in advance. In the course of such audits FLEXTRONICS shall provide, and shall cause its subcontractors to provide, such auditors any reasonable assistance that they may require.
9.8.2 Verification. Veraz or its authorized agent may perform source verifications and quality assurance audits at FLEXTRONIC plant of manufacturer at times agreed upon by both Parties, provided that Veraz has first approached FLEXTRONICS to receive the requisite information, and the information received from FLEXTRONICS does not satisfy Veraz’s needs, or FLEXTRONICS did not supply the information within 7 days of receipt of such request, in cases where:
(i) Veraz claims that there is any problem with an Item, Materials, and/or Product regarding quality of the Product or performance of the Item, Materials and/or Product or the performance FLEXTRONICS of its obligations pursuant to section 8; (ii) Veraz has a reasonable suspicion that the quality and/or the source of the Materials /Items is not in accordance with the stipulations of this Agreement, and such resulted in the derogation of quality of the Materials, Item and/or Product; and/or (iii) A failure to supply, as mentioned in section 6.5 has accrued, and Veraz has reasonable grounds to assume that FLEXTRONICS did not adopt all reasonable measures to prevent such failure to supply, unless FLEXTRONICS pay in advance the amount set forth in section 6.5 above.
9.9 Veraz shall pay the Purchase Price in united states dollar, net plus [*] or [*] in case it is agreed between the parties that payment shall be made though a clearance house, from the date of delivery to Veraz of the Products together with a corresponding invoice in USD ($) (“Invoice”). All other payment required from Veraz pursuant to this Agreement, shall be paid net plus [*] from the date of Invoice. Notwithstanding the foregoing, if Veraz fails to make any payment when due or if FLEXTRONICS has any reason to believe that Veraz may not be able or willing to make any payment when due, FLEXTRONICS shall be entitled to demand appropriate securities, such as bank guarantees and pre-payments as a condition to the performance thereby of any further work or service.
9.10 All payments hereunder shall be made by wire transfer to FLEXTRONICS’ bank account as instructed by FLEXTRONICS. Without limiting FLEXTRONICS remedies under law, payments, when more than [*] days overdue, shall bear an interest at the rate of [*] plus [*] per annum. Payments hereunder shall be made net of any local, state, or federal sales, use, excise, personal property or other similar taxes (other than V.A.T to be added to the payments by Veraz and stamp duty which will be paid by both FLEXTRONICS and Veraz in equal share.) or duties, and any such taxes or duties shall be assumed and paid for by Veraz (except that, for the removal of doubt, FLEXTRONICS shall pay its own income tax). If however after the Effective Date of execution of this Agreement, there will be imposed any local, state, or federal sales, use, excise, personal property or other similar taxes or duties, these will
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be paid in accordance with the law and in the absence of clear guidance by the law, in accordance with customary business practice in the market.
9.11 FLEXTRONICS shall keep true and accurate books of account with respect to the manufacture for and delivery and sale to Veraz of the Products for the term of this Agreement and for any legally required period thereafter.
9.12 Custom and Tax Expenses
9.12.1 Veraz shall be responsible to bear all custom duty resulting from FLEXTRONICSS purchasing abroad any components required for the manufacturing the Products, in a manner that will enable Veraz a complete and appropriate control over such payments. .
9.12.2 Once every calendar quarter on the last day of such quarter, FLEXTRONICS shall perform a calculation relating to the costs of the custom duty deriving directly from FLEXTRONICS’ purchases abroad of any component relating directly and exclusively to the Products. During the following month, after the end of each calendar quarter, FLEXTRONICS shall debit Veraz through a tax invoice, to which it will attach a detailed report which set forth the way the calculation of said costs relating to custom and tax expenses were performed.
9.12.3 In the end of each calendar year, FLEXTRONICS shall submit Veraz all the information and documentation required in order for Veraz to be able to submit reports in order to get a refund from the tax authorities (“Hashavon”). FLEXTRONICS hereby guarantee to make every reasonable effort and to cooperate fully with Veraz in order that all custom and tax expenses incurred by it for the purpose of manufacturing of the Products of Veraz, shall be refunded to Veraz by the Israeli tax authorities, in accordance with the applicable law.
10. Engineering Changes
FLEXTRONICS shall not make any engineering changes to the Products to be supplied to Veraz hereunder that may impact the form, fit or function of such Products, or may cause the Products to deviate from their specifications, without first obtaining the prior written consent of Veraz to such engineering changes. However, even if said approval has been granted by Veraz, for the removal of doubt, any such change which was initiated by FLEXTRONICS, due its internal needs/requirements, shall be fully paid by FLEXTRNICS. Veraz may submit engineering changes for incorporation into any Product, whether already delivered prior to the date of such request for engineering changes or due to be supplied after such request, and whether under warranty or not, which shall be subject to FLEXTRONICS’ approval, which shall not be unreasonably withheld, delayed or conditioned, provided that Veraz shall be responsible for all “reworking” of the Products at its sole cost and expense. FLEXTRONICS will make a reasonable effort to review the engineering change and report to Veraz within three (3) business days of any implications of the proposed changes. The report shall include all possible implications on material, delivery schedule, manufacturing process, quality and product cost.
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Such changes will be reflected in revised Purchase Orders and, if applicable, Veraz shall pay for Inventory that become Excess Inventory, all as per Section 6.8.4 (vi). Veraz shall bear all costs associated with the development and implementation of engineering changes, unless such were initiated by FLEXTRONICS, due its internal needs/requirements. FLEXTRONICS shall use commercially reasonable efforts to quickly implement all of the foregoing engineering changes and any other agreed engineering changes.
11. Term; Termination
11.1 This Agreement shall commence on the date hereof and shall continue until December 31, 2006, unless earlier terminated pursuant to this Section 11. This Agreement shall automatically renew for additional successive one (1)- year periods unless either party informs the other in writing of its intention not to renew this Agreement at least six (6) months prior the expiration date of the then-current term.
11.2 Either party may terminate this agreement without any cause, subject to a prior written notice of 180 days, subject to section 12. However, If FLEXTRONICS is unable to manufacture the Products, despite its best commercial efforts to resume production and manufacturing, notwithstanding the stipulations of section 4.3, and the implementation of FLEXTRONICS of the BCP, Veraz will have the option to terminate this agreement subject to a 7 days prior written notice, subject to section 12.
11.3 If a party fails to meet one or more of the material terms and conditions hereof (a “Default”), FLEXTRONICS and Veraz agree to negotiate in good faith to resolve such Default. If the defaulting party fails to cure such Default or submit an acceptable written plan to resolve such Default within thirty (30) days following notice of Default, the non-defaulting party shall have the right to terminate this Agreement by furnishing the defaulting party with thirty (30) days written notice of termination.
11.4 A party shall have the right to immediately terminate this Agreement should the other party become insolvent; enter into or file a petition, arrangement or proceeding seeking an order for relief under the bankruptcy laws of its respective jurisdiction; have filed against it an involuntary petition, arrangement or proceeding seeking an order for relief under the bankruptcy laws of its respective jurisdiction, which is not dismissed within ninety (90) days after filing; enter into a receivership of any of its assets; or enter into a dissolution or liquidation of its assets or an assignment for the benefit of its creditors.
11.5 Veraz shall have the right to terminate this Agreement in the event of a force majeure event that continues in effect for a period of ninety (90) days and affects the ability of Veraz to obtain Products from FLEXTRONICS.
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11.6 The provisions of Sections 8 (Warranty, Epidemic Failure, Warranty Service and Post-Warranty Support), 9 (Pricing, Payment Terms and Audit Rights), 11 (Term; Termination), 12 (Effect of Termination), 13 (Indemnification), 14 (Dispute Resolution), 15 (Intellectual Property) and 16 (General) shall survive the expiration or earlier termination of this Agreement for a period of [*] years.
12. Effect of Termination
For the removal of any doubt, expiration or termination of this Agreement shall not affect any prior obligations incurred by either party prior to the expiration or termination of this Agreement. .
12.1 In the event of any termination, for any reason:
12.1.1. Veraz shall compensate FLEXTRONICS for unused Excess Inventory in accordance with Section 6.8, and FLEXTRONICS shall issue an invoice for such Excess Inventory, and will be paid in accordance with the terms of this Agreement. Any prior advance payment that was paid by Veraz in accordance with this agreement for the Excess Inventory being invoiced, shall be set-off against said payment
12.1.2. Each party will promptly return to the other party, all tools, tooling and test equipment and other property and Proprietary Information of the other party (as defined below).
12.1.3 FLEXTRONICS shall immediately transfer to Veraz all Material, work in process, and finished goods then in its inventory, and Veraz shall pay to FLEXTRONICS in accordance with the terms of this Agreement, provided that as a condition to the transfer of Material, work in process, and finished goods to Veraz, Veraz shall provide FLEXTRONICS a letter signed by Veraz’s VP Finance confirming its agreement and ability to pay in full the amounts invoiced by such date, by FLEXTRONICS for all of the foregoing upon the due date of payment.
     12.1.4. FLEXTRONIC shall transfer the manufacturing of such Product to such replacement manufacturer, have relevant representatives meet with representatives of such replacement, sharing know-how about the manufacturing process, and providing all necessary tools and tooling for the Product, to such replacement manufacturer, and providing reasonable technical assistance and support to such manufacturer for the Products subject to an agreement between the parties to be reached in good faith.
     12.4 Neither party shall be liable for any expenses incurred by the other party or any of its employees, distributors or agents and which arise out of or in connection with this Agreement or relate to the development of goodwill for the Product whatsoever or wheresoever. Furthermore, neither party shall have any obligation whatsoever to the other party, by reason of the expiration or termination hereof, for loss of profits or anticipated profits, reimbursement of expenditure or otherwise.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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CERTAIN INFORMATION HAS BEEN REDACTED
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12.5 Neither party shall be obligated to compensate the other party for any loss, cost or expense incurred by the latter by virtue of any investments in buildings, stock, machinery, transport equipment or other property which may be undertaken by either Party in connection with this Agreement. Either Party agree that all such investments shall be for its own account and at its own risk.
13. Indemnification
13.1 FLEXTRONICS shall defend, indemnify and hold harmless Veraz and its affiliates, and each of their respective officers, directors, employees, and assigns and successors permitted hereunder from and against any direct loss, damage, expense, cost (including, but not limited to, reasonable attorneys’ fees and costs incurred in the enforcement of this indemnity) or liability solely to the extent that it is based upon a claim that (a) FLEXTRONICS’s manufacturing process, process technology or methodology: (1) infringes or misappropriates any patent, copyright, trade secret or other intellectual property right of a third party , or (2) has caused personal injury (including death) or damage to property or (b) any failure to comply by FLEXTRONICS of its obligations to use commercially reasonable efforts to obtain all necessary governmental approvals, licenses, permits and consents as required under this Agreement; provided that Veraz (i) gives FLEXTRONICS prompt written notice of any such claim made to Veraz in writing, (ii) cooperates with FLEXTRONICS, at FLEXTRONICS’ expense, in the defense of such claim, and (iii) gives FLEXTRONICS the sole right to control the defense and settlement of any such claim to the extent covered by the indemnification provided herein. FLEXTRONICS will: (a) defend or settle, at its own expense, any such claim; (b) keep Veraz advised of the status of any such claim and of its defense and/or negotiation efforts; and (c) afford Veraz reasonable opportunity to review and comment on significant actions planned to be taken by FLEXTRONICS on behalf of Veraz. FLEXTRONICS shall not enter into any settlement that adversely affects Veraz’s rights or interests, without Veraz’s prior written approval, which approval will not be unreasonably withheld, delayed or conditioned. Veraz shall have no authority to settle any claim on behalf of FLEXTRONICS.
13.2 Should the manufacture, use, distribution or sale of a Product, or any part thereof, FLEXTRONICS’ manufacturing process, process technology or methodology be enjoined, all of the foregoing as a result of a claim of infringement for which indemnity is provided under Section 13.1, FLEXTRONICS shall at its option, and at no expense to Veraz (a) by license or other release, procure for Veraz the right to continue to use and distribute the same, or (b) replace or modify the same to make it non-infringing without materially changing the form, fit and function of the Product or (c) terminate the Agreement subject to the terms of Section 12.
13.3 Veraz shall defend, indemnify and hold harmless FLEXTRONICS and affiliates, and each of their respective officers, directors, employees, and assigns and successors permitted hereunder from and against any direct loss, damage, expense, cost (including, but not limited to, reasonable attorneys’ fees and costs incurred in the enforcement of this indemnity) or liability solely to the extent that it is based upon a claim concerning (1) that the Products, Veraz’s written instructions, tooling, specifications: (i) infringe any patents, trademarks, copyrights, trade secrets, (ii) has caused personal injury (including death) or damage to property (2) a failure to comply by Veraz of its obligations to use commercially reasonable efforts to obtain all necessary governmental approvals, licenses, permits and consents as
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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CERTAIN INFORMATION HAS BEEN REDACTED
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required by Veraz under this Agreement; provided that FLEXTRONICS (i) gives Veraz prompt written notice of any such claim made to FLEXTRONICS in writing, (ii) cooperates with Veraz, at Veraz’s expense, in the defense of such claim, and (iii) gives Veraz the sole right to control the defense and settlement of any such claim to the extent covered by the indemnification provided herein. Veraz will: (a) defend or settle, at its own expense, any such claim; (b) keep FLEXTRONICS advised of the status of any such claim and of its defense and/or negotiation efforts; and (c) afford FLEXTRONICS reasonable opportunity to review and comment on significant actions planned to be taken by Veraz on behalf of FLEXTRONICS. Veraz shall not enter into any settlement that adversely affects Veraz’s rights or interest, without Veraz’s prior written approval, which approval will not be unreasonably withheld, delayed or conditioned. FLEXTRONICS shall have no authority to settle any claim on behalf of Veraz. Veraz will not reimburse FLEXTRONICS for any expenses incurred without the prior written approval of Veraz, provided that Veraz shall not unreasonably withhold such approval, and shall response to such request promptly within 1 business day. FLEXTRONICS may engage counsel of its choice at its own expense.
If a claim is brought, or Veraz in good faith determines that such a claim is likely to be made, Veraz shall notify FLEXTRONICS and either: (1) procure for FLEXTRONICS the right to continue to perform this Agreement; (2) modify the Specification or Products or other instructions or files so that there will no longer be an infringement or misappropriation or (3) terminate this Agreement subject to the terms of Section 12.
13.4 FLEXTRONICS must provide Veraz and keep Veraz well informed of all the terms and conditions of indemnification provided by any applicable manufacturer, upon request by Veraz.
If a claim is brought against Veraz alleging that any Material (1) infringes or misappropriates any patent, copyright, trade secret or other intellectual property right of a third party, or (2) has caused personal injury (including death) or damage to property, Flextronics shall enable Veraz , at Veraz’s expense, so as to allow Veraz to benefit from any indemnity obligation available to Flextronics from the relevant supplier to the full extent available to Flextronics, subject to any limitation in law or in the relevant contract with the relevant manufacturer on FLEXTRONICS’ ability to do so. Flextronics shall not be required to incur any liability or expense connected with such claim. If such claim is also brought against Flextronics, Flextronics shall only cooperate with Veraz to the extent the suppliers’ indemnity obligation can benefit Veraz after Flextronics is made whole by the supplier.
14. Dispute Resolution
14.1 In the spirit of continued cooperation, the parties intend to and hereby establish the following dispute resolution procedure to be utilized in the unlikely event any controversy should arise out of or concerning the performance of this Agreement.
14.2 It is the intent of the parties that any dispute be resolved informally and promptly through good faith negotiation between FLEXTRONICS and Veraz. Either party may initiate negotiation proceedings by written notice to the other party setting forth the particulars of the dispute. The parties agree to meet in good faith to jointly define the scope and a method to remedy the dispute. If these proceedings are not productive of a resolution within twenty-five (25) days, then senior management of FLEXTRONICS (Position: Chief Executive Officer) and Veraz (Position: Chief Executive Officer) are authorized to and will meet personally within five (5) days to confer in a bona fide attempt to resolve the matter. If senior management is not able to resolve the dispute within fifteen (15) days thereafter, either party may seek remedy from a court of competent jurisdiction.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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CERTAIN INFORMATION HAS BEEN REDACTED
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14.3 Notwithstanding anything to the contrary, the dispute resolution process set forth in this Agreement shall not affect or limit the ability of a party to seek immediate injunctive or equitable relief as permitted under this Agreement.
15. Intellectual Property
15.1. License to FLEXTRONICS. Veraz hereby grants FLEXTRONICS a revocable, non-exclusive, non-transferable, royalty-free, fully-paid license while this Agreement is in effect, without the right to sublicense, solely to use internally Veraz’s intellectual property for the sole purpose of manufacturing and servicing the Products solely for Veraz, and for no other purpose. For the removal of doubt, the above license shall be revoked immediately if FLEXTRNICS does not comply with any of its obligations under this Agreement and as a result thereof the Agreement is being terminated per section 12.
15. 2. Proprietary Rights Notices. FLEXTRONICS shall properly mark each Product and any accompanying documentation with Veraz’s copyright or other proprietary rights notice, as reasonably requested by Veraz, to indicate Veraz’s intellectual property rights in such Products. Except as expressly provided herein, nothing in this Agreement shall be construed as a grant of any license, right or interest in any trademark, trade name or service mark of either party, or any third party from whom either party may have acquired license rights.
15.3 Reserved Rights. Veraz retains all rights, title and interest in and to any Veraz intellectual property that is provided by Veraz to FLEXTRONICS for use in the manufacturing of the Products for supply to Veraz under this Agreement. Except for the limited license rights provided to FLEXTRONICS in Section 15.1 of this Agreement, Veraz does not grant to FLEXTRONICS any rights in or to any of Veraz’s intellectual property. All such rights in and to any such intellectual property are expressly reserved by Veraz.
16. General
16.1 Force Majeure. Neither of the parties shall be liable for any failure or delay in its performance under this Agreement (except for payment of money) due to acts of God, acts of civil or military authority, fires, floods, earthquakes, riots, wars, sabotage, labor shortages or disputes, destruction of production facilities, material unavailability or any other cause beyond the reasonable control of the delayed party provided that the delayed party (i) gives the other party written notice of such cause; and (ii) uses its reasonable commercial efforts to remedy such delay in its performance. Each party will reasonably cooperate with the other party to mitigate harm caused as a result of a force majeure event in a manner that is reasonably acceptable to the party to whose cooperation is sought.
16.2. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, such provision shall be deemed null and void, and the remainder of the Agreement shall continue to be in full force and effect, while the parties shall negotiate in good faith to replace the provision with another enforceable one reflecting as closely as possible the parties initial intention.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
16.3 Relationship of the Parties. Each of the parties shall at all times during the term of this Agreement act as, and shall represent itself to be, an independent contractor. Neither party shall have any right or authority to assume or create any obligations or to make any representations or warranties on behalf of the other party whether express or implied, or to bind the other party in a respect whatsoever. Neither party shall be liable to any third party in any way for any engagement, obligation, contract, representation or transaction or for any act or omission to an act of the other, and each party shall indemnify the other and hold it harmless against and from any liabilities as aforesaid.
16.4 Governing Law. The construction, interpretation and performance of this Agreement and all transactions under it shall be governed by the laws of the State of Israel (without giving effect to conflict of laws provisions), and both parties consent to exclusive jurisdiction by the competent courts of the Tel Aviv district. This Agreement shall not be governed by the provisions of the 1980 United Nations Convention on Contracts for the International Sale of Goods.
16.5 Choice of Language. The original of this Agreement has been written in English. Each party waives any right it may have under the laws of either party’s country to have this Agreement written in the language of either party’s country. Further any notices given to either party as required by this Agreement shall be written in the English language.
16.6 Entire Agreement. No amendment of this Agreement will be valid unless made in writing signed by a duly authorized representative of both parties. No provision of this Agreement will be deemed waived and breach or default excused unless the waiver or excuse is in writing and signed by the party issuing it. The terms and conditions contained in this Agreement supersede all prior oral or written understandings between the parties and shall constitute the entire agreement between them concerning the subject matter of this Agreement. No additional terms in any Purchase Order or other document to be exchanged between the parties pursuant to this Agreement shall alter this Agreement and this Agreement shall supersede such terms unless expressly indicated otherwise and in writing by both parties.
16.7 Assignment: This Agreement shall be binding upon and inure to the benefit of each party’s successors and assigns. Notwithstanding the foregoing, neither party shall assign, by operation of law or otherwise, any of its rights or obligations hereunder nor permit the same to be assigned by operation of law, except with the other party’s prior written consent, which will not be unreasonably withheld, provided however, that nothing contained herein shall restrict the ability of each party to assign by operation of law or otherwise, this Agreement or any of its rights or obligations hereunder, nor prohibit the same to be assigned by operation of law, or otherwise to a successor-in-interest to it, or to a person or entity who acquires all or substantially all of the assets or business of either Party, whether by sale, merger or otherwise or to an affiliate that agrees to be bound by all of the terms and conditions in this Agreement, provided that FLEXTRONIC or Veraz, as the case may be, guarantees the undertakings and obligations of any such affiliate hereunder.
If FLEXTRONICS shall have, in good faith, grounds to assume that any person or entity who acquires all or substantially all of the assets or business of Veraz, may not be able to comply with all Veraz obligations in accordance with this Agreement, then FLEXTRONICS will have the right to ask for guarantees, in good faith, to secure such compliance with said obligations.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
16.8 Confidentiality. Proprietary information disclosed by either party to the other in connection with this Agreement must be used only for the purpose of this Agreement and for no other purpose, and shall not be utilized by the recipient party in competition with the other party and shall be protected by the recipient party from divulgement to others with the degree of care given to its own proprietary information that is intended to be protected from disclosure. The obligations in this Section 16.8 shall continue for both parties for a period of five (5) years after the termination of this Agreement or any renewal thereof. In this Agreement “Proprietary Information” shall mean all non-public schematics, drawings, specifications and manuals, and all other technical and business and financial information provided by a party to the other party during the term of, or in connection with the negotiation, performance or enforcement of this Agreement. The parties will only disclose the terms of this Agreement as part of their ordinary business and commercial activity. For the removal of doubt and for the sake of clarification only, nothing herein shall derogate from either party’s right to disclose the terms of this Agreement as part of a due diligence or to auditors. Notwithstanding the aforesaid, the terms of this Agreement shall not be disclosed to either parties’ business partners: customers, potential customers and suppliers, or to its competitors, except with the other party’s prior written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, “Proprietary Information” shall not include any information which the receiving party can show: (i) is now or subsequently becomes legally and publicly available without breach of this Agreement by the receiving party, (ii) was rightfully in the possession of the receiving party without any obligation of confidentiality prior to receiving it from the disclosing party, (iii) was rightfully obtained by the receiving party from a source other than the disclosing party without any obligation of confidentiality, or (iv) was developed by or for the receiving party independently and without reference to such information that can be shown by documentary evidence . The receiving party agrees to take appropriate measures by instruction and written agreement prior to disclosure of Proprietary Information to its employees and contractors to prevent unauthorized use or disclosure. Proprietary Information must be returned by the receiving party upon termination or expiration of this Agreement. Proprietary Information may be disclosed to the extent necessary to comply with an order of an administrative agency or court of competent jurisdiction provided, however, that the party so required to disclose Proprietary Information shall provide prior written notice thereof to the other party in sufficient time (to the extent possible) to enable that party to seek a protective order or otherwise prevent such disclosure.
16.9 Injunctive Relief. In the event of a breach or violation of the provisions in Sections 15 and 16.8, each party hereby acknowledges and agrees that the harm suffered by the affected party would not be compensable by monetary damages alone and, accordingly, that the affected party shall, in addition to any other available legal or equitable remedies, be entitled to seek an injunction or other equitable relief against the other party in connection with any breach or violation of any such provisions.
16.10 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either delivered personally to an officer of the addressee or mailed, certified or registered mail, postage prepaid, or by facsimile transmission (with a confirming copy sent by registered mail) and shall be deemed given (i) when so delivered personally; (ii) if mailed, five (5) days after the time of mailing; (iii) if faxed, when the copy sent by the mail was deemed delivered. Notices may be sent
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
through an email, but shall be deemed given only if the recipient approves the receipt of such email by a return email.
Addresses for notices are as follows:

Veraz Networks, Ltd.	FLEXTRONICSs (Israel)
30 Hasivim Street	Ltd.
Petah Tikva 49133, Israel	FLEXTRONICS
Attention: General Manager	1st Hatahsia Street
Fax: 972-3-928-7010	Migdal-Haemek 23108
P.O. Box 867
Israel
Phone: +972.4.6448200
Fax: +972.4.6040850
Attn: [ ]
16.11 Limitation of Liability. EXCEPT WITH RESPECT TO DAMAGES ARISING FROM BREACHES, KNOWINGLY, OR RESULTING FROM GROSS NEGLIGENCE, COMMITTED BY EITHER PARTY OF CONFIDENTIALITY OBLIGATIONS, WHERE THE FOLLOWING LIMITATION OF LIABILITY SHALL BE REPLACED BY A LIMITATION OF LIABILITY IN AN AGGREGATE AMOUNT OF $ [*]. NEITHER PARTY SHALL BE LIABLE TO THE OTHER UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER THEORY FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING WITHOUT LIMITATION LOST PROFITS IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT OR ANY PURCHASE ORDER IRRESPECTIVE OF WHETHER SUCH PARTY HAD ADVANCE NOTICE OR KNOWLEDGE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, THIS SECTION SHALL NOT LIMIT EITHER PARTY’S LIABILITY FOR INJURY TO A PERSON IF IT MAY NOT BE LIMITED UNDER LAW.
16.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be an original and together which will constitute one and the same instrument.
16.13 Order of Precedence. In the event of a contradiction between any of the provisions of this Agreement and the provisions of any of the Exhibits attached hereto, the provisions of this Agreement shall prevail.
[SIGNATURE PAGE FOLLOWS]
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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CERTAIN INFORMATION HAS BEEN REDACTED
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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized representatives as of the date first above written.

Veraz Networks, Ltd.

By:	/s/ Israel Zohar

Name:	Israel Zohar

Title:	GM Veraz Networks, Ltd.

FLEXTRONICS (Israel) Ltd.

By:	/s/ Shaibel Ravi Redria Tzahi

Name:	Shaibel Ravi Redria Tzahi

Title:	GM Flextronics (Israel) Ltd.

[Signature Page to Master Manufacturing Agreement]
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 1.1 — VoIP Products

I-Gate 4000
I-Gate 4000 PRO
I-Gate 4000 Edge
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 2 — Product Forecast Form

Item Part Number	Forecast Date	Forecast Quantity	Item Description

[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 3.1.2 Components Cancellation Window

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH100008	[*]	[*]	[*]	60	30	[*]
VR-CH100050	[*]	[*]	[*]	50	60	[*]
VR-CH100051	[*]	[*]	[*]	60	30	[*]
VR-CH100174	[*]	[*]	[*]	40	60	[*]
VR-CH100182	[*]	[*]	[*]	55	60	[*]
VR-CH100257	[*]	[*]	[*]	60	30	[*]
VR-CH100269	[*]	[*]	[*]	50	60	[*]
VR-CH100270	[*]	[*]	[*]	50	60	[*]
VR-CH100299	[*]	[*]	[*]	60	60	[*]
VR-CH100313	[*]	[*]	[*]	30	0	[*]
VR-CH100319	[*]	[*]	[*]	30	0	[*]
VR-CH100334	[*]	[*]	[*]	60	60	[*]
VR-CH100419	[*]	[*]	[*]	45	35	[*]
VR-CH100441	[*]	[*]	[*]	55	60	[*]
VR-CH100624	[*]	[*]	[*]	60	60	[*]
VR-CH100750	[*]	[*]	[*]	50	60	[*]
VR-CH100828	[*]	[*]	[*]	100	30	[*]
VR-CH100853	[*]	[*]	[*]	60	0	[*]
VR-CH100891	[*]	[*]	[*]	45	0	[*]
VR-CH100948	[*]	[*]	[*]	50	60	[*]
VR-CH100976	[*]	[*]	[*]	40	30	[*]
VR-CH100986	[*]	[*]	[*]	30	0	[*]
VR-CH101100	[*]	[*]	[*]	60	30	[*]
VR-CH101101	[*]	[*]	[*]	60	30	[*]
VR-CH101121	[*]	[*]	[*]	60	30	[*]
VR-CH101123	[*]	[*]	[*]	50	60	[*]
VR-CH101135	[*]	[*]	[*]	60	30	[*]
VR-CH101161	[*]	[*]	[*]	60	60	[*]
VR-CH101193	[*]	[*]	[*]	60	30	[*]
VR-CH101199	[*]	[*]	[*]	60	60	[*]
VR-CH101203	[*]	[*]	[*]	50	60	[*]
VR-CH101287	[*]	[*]	[*]	50	60	[*]
VR-CH101288	[*]	[*]	[*]	60	30	[*]
VR-CH101304	[*]	[*]	[*]	45	30	[*]
VR-CH101320	[*]	[*]	[*]	50	60	[*]
VR-CH101326	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH101374	[*]	[*]	[*]	55	60	[*]
VR-CH101418	[*]	[*]	[*]	55	30	[*]
VR-CH101420	[*]	[*]	[*]	52	60	[*]
VR-CH101466	[*]	[*]	[*]	50	60	[*]
VR-CH101482	[*]	[*]	[*]	60	60	[*]
VR-CH101497	[*]	[*]	[*]	40	0	[*]
VR-CH101521	[*]	[*]	[*]	60	0	[*]
VR-CH101524	[*]	[*]	[*]	50	0	[*]
VR-CH101572	[*]	[*]	[*]	60	30	[*]
VR-CH101610	[*]	[*]	[*]	40	60	[*]
VR-CH101616	[*]	[*]	[*]	50	60	[*]
VR-CH101617	[*]	[*]	[*]	50	60	[*]
VR-CH101669	[*]	[*]	[*]	50	60	[*]
VR-CH101676	[*]	[*]	[*]	60	0	[*]
VR-CH101680	[*]	[*]	[*]	60	30	[*]
VR-CH101748	[*]	[*]	[*]	60	30	[*]
VR-CH101769	[*]	[*]	[*]	60	60	[*]
VR-CH101838	[*]	[*]	[*]	60	30	[*]
VR-CH101846	[*]	[*]	[*]	50	60	[*]
VR-CH101864	[*]	[*]	[*]	60	60	[*]
VR-CH101878	[*]	[*]	[*]	55	60	[*]
VR-CH101928	[*]	[*]	[*]	50	60	[*]
VR-CH101929	[*]	[*]	[*]	50	60	[*]
VR-CH101933	[*]	[*]	[*]	50	60	[*]
VR-CH101935	[*]	[*]	[*]	50	60	[*]
VR-CH101939	[*]	[*]	[*]	50	60	[*]
VR-CH101940	[*]	[*]	[*]	50	60	[*]
VR-CH101943	[*]	[*]	[*]	50	60	[*]
VR-CH101970	[*]	[*]	[*]	60	30	[*]
VR-CH102055	[*]	[*]	[*]	60	30	[*]
VR-CH102133	[*]	[*]	[*]	60	30	[*]
VR-CH102147	[*]	[*]	[*]	60	0	[*]
VR-CH102184	[*]	[*]	[*]	50	30	[*]
VR-CH102199	[*]	[*]	[*]	30	30	[*]
VR-CH102270	[*]	[*]	[*]	60	30	[*]
VR-CH102271	[*]	[*]	[*]	50	30	[*]
VR-CH102288	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH102336	[*]	[*]	[*]	60	60	[*]
VR-CH102351	[*]	[*]	[*]	60	60	[*]
VR-CH102352	[*]	[*]	[*]	60	60	[*]
VR-CH102353	[*]	[*]	[*]	60	60	[*]
VR-CH102354	[*]	[*]	[*]	60	30	[*]
VR-CH102355	[*]	[*]	[*]	60	60	[*]
VR-CH102356	[*]	[*]	[*]	60	60	[*]
VR-CH102364	[*]	[*]	[*]	180	30	[*]
VR-CH102375	[*]	[*]	[*]	60	30	[*]
VR-CH102420	[*]	[*]	[*]	52	60	[*]
VR-CH102436	[*]	[*]	[*]	50	30	[*]
VR-CH102460	[*]	[*]	[*]	60	60	[*]
VR-CH102465	[*]	[*]	[*]	60	7	[*]
VR-CH102473	[*]	[*]	[*]	55	60	[*]
VR-CH102481	[*]	[*]	[*]	60	30	[*]
VR-CH102504	[*]	[*]	[*]	40	30	[*]
VR-CH102505	[*]	[*]	[*]	60	30	[*]
VR-CH102510	[*]	[*]	[*]	55	60	[*]
VR-CH102533	[*]	[*]	[*]	50	60	[*]
VR-CH102534	[*]	[*]	[*]	50	60	[*]
VR-CH102535	[*]	[*]	[*]	50	60	[*]
VR-CH102554	[*]	[*]	[*]	60	60	[*]
VR-CH102614	[*]	[*]	[*]	60	30	[*]
VR-CH102618	[*]	[*]	[*]	50	60	[*]
VR-CH102620	[*]	[*]	[*]	60	60	[*]
VR-CH102625	[*]	[*]	[*]	50	60	[*]
VR-CH102649	[*]	[*]	[*]	60	30	[*]
VR-CH102693	[*]	[*]	[*]	60	60	[*]
VR-CH102704	[*]	[*]	[*]	45	30	[*]
VR-CH102707	[*]	[*]	[*]	60	30	[*]
VR-CH102794	[*]	[*]	[*]	60	30	[*]
VR-CH102795	[*]	[*]	[*]	60	30	[*]
VR-CH102822	[*]	[*]	[*]	60	30	[*]
VR-CH103090	[*]	[*]	[*]	50	60	[*]
VR-CH103092	[*]	[*]	[*]	40	0	[*]
VR-CH103298	[*]	[*]	[*]	55	60	[*]
VR-CH103376	[*]	[*]	[*]	45	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH103378	[*]	[*]	[*]	30	30	[*]
VR-CH103387	[*]	[*]	[*]	40	60	[*]
VR-CH103397	[*]	[*]	[*]	60	30	[*]
VR-CH103847	[*]	[*]	[*]	25	0	[*]
VR-CH103939	[*]	[*]	[*]	55	60	[*]
VR-CH103940	[*]	[*]	[*]	40	60	[*]
VR-CH103941	[*]	[*]	[*]	40	60	[*]
VR-CH103942	[*]	[*]	[*]	40	60	[*]
VR-CH103943	[*]	[*]	[*]	40	60	[*]
VR-CH103948	[*]	[*]	[*]	55	60	[*]
VR-CH104021	[*]	[*]	[*]	55	60	[*]
VR-CH104022	[*]	[*]	[*]	55	60	[*]
VR-CH104068	[*]	[*]	[*]	60	30	[*]
VR-CH104084	[*]	[*]	[*]	55	60	[*]
VR-CH104121	[*]	[*]	[*]	60	60	[*]
VR-CH104459	[*]	[*]	[*]	55	60	[*]
VR-CH104461	[*]	[*]	[*]	60	0	[*]
VR-CH104750	[*]	[*]	[*]	60	60	[*]
VR-CH104762	[*]	[*]	[*]	55	60	[*]
VR-CH104786	[*]	[*]	[*]	60	60	[*]
VR-CH104787	[*]	[*]	[*]	60	45	[*]
VR-CH104800	[*]	[*]	[*]	55	60	[*]
VR-CH104801	[*]	[*]	[*]	55	60	[*]
VR-CH104819	[*]	[*]	[*]	55	60	[*]
VR-CH104840	[*]	[*]	[*]	30	30	[*]
VR-CH104852	[*]	[*]	[*]	52	60	[*]
VR-CH104853	[*]	[*]	[*]	55	60	[*]
VR-CH104875	[*]	[*]	[*]	60	60	[*]
VR-CH104876	[*]	[*]	[*]	60	60	[*]
VR-CH104877	[*]	[*]	[*]	60	60	[*]
VR-CH104878	[*]	[*]	[*]	60	60	[*]
VR-CH104943	[*]	[*]	[*]	50	0	[*]
VR-CH105177	[*]	[*]	[*]	55	60	[*]
VR-CH105596	[*]	[*]	[*]	50	30	[*]
VR-CH105677	[*]	[*]	[*]	55	60	[*]
VR-CH105678	[*]	[*]	[*]	55	60	[*]
VR-CH105791	[*]	[*]	[*]	55	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH105845	[*]	[*]	[*]	50	30	[*]
VR-CH105848	[*]	[*]	[*]	30	30	[*]
VR-CH105849	[*]	[*]	[*]	30	30	[*]
VR-CH105863	[*]	[*]	[*]	55	60	[*]
VR-CH105864	[*]	[*]	[*]	55	60	[*]
VR-CH105867	[*]	[*]	[*]	50	7	[*]
VR-CH105873	[*]	[*]	[*]	55	60	[*]
VR-CH105887	[*]	[*]	[*]	55	60	[*]
VR-CH14144	[*]	[*]	[*]	25	0	[*]
VR-CH14186	[*]	[*]	[*]	25	0	[*]
VR-CH14278	[*]	[*]	[*]	60	30	[*]
VR-CH14279	[*]	[*]	[*]	60	30	[*]
VR-CH14300	[*]	[*]	[*]	25	0	[*]
VR-CH14301	[*]	[*]	[*]	25	0	[*]
VR-CH14302	[*]	[*]	[*]	25	0	[*]
VR-CH14324	[*]	[*]	[*]	25	0	[*]
VR-CH14880	[*]	[*]	[*]	60	0	[*]
VR-CH16373	[*]	[*]	[*]	60	30	[*]
VR-CH16374	[*]	[*]	[*]	60	30	[*]
VR-CH16530	[*]	[*]	[*]	25	0	[*]
VR-CH200094	[*]	[*]	[*]	55	60	[*]
VR-CH200095	[*]	[*]	[*]	60	60	[*]
VR-CH200128	[*]	[*]	[*]	30	30	[*]
VR-CH200130	[*]	[*]	[*]	30	0	[*]
VR-CH200132	[*]	[*]	[*]	30	0	[*]
VR-CH200134	[*]	[*]	[*]	30	30	[*]
VR-CH200240	[*]	[*]	[*]	50	60	[*]
VR-CH200242	[*]	[*]	[*]	50	60	[*]
VR-CH200243	[*]	[*]	[*]	50	60	[*]
VR-CH200772	[*]	[*]	[*]	60	0	[*]
VR-CH200773	[*]	[*]	[*]	60	30	[*]
VR-CH200775	[*]	[*]	[*]	50	60	[*]
VR-CH200776	[*]	[*]	[*]	50	60	[*]
VR-CH200777	[*]	[*]	[*]	50	60	[*]
VR-CH200778	[*]	[*]	[*]	50	60	[*]
VR-CH200779	[*]	[*]	[*]	50	60	[*]
VR-CH200780	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH200781	[*]	[*]	[*]	50	60	[*]
VR-CH200782	[*]	[*]	[*]	50	60	[*]
VR-CH200783	[*]	[*]	[*]	50	60	[*]
VR-CH200798	[*]	[*]	[*]	42	30	[*]
VR-CH200855	[*]	[*]	[*]	50	60	[*]
VR-CH200874	[*]	[*]	[*]	80	30	[*]
VR-CH200885	[*]	[*]	[*]	50	60	[*]
VR-CH200887	[*]	[*]	[*]	50	60	[*]
VR-CH200926	[*]	[*]	[*]	50	60	[*]
VR-CH201003	[*]	[*]	[*]	50	60	[*]
VR-CH201137	[*]	[*]	[*]	55	60	[*]
VR-CH201150	[*]	[*]	[*]	50	60	[*]
VR-CH201282	[*]	[*]	[*]	50	60	[*]
VR-CH201284	[*]	[*]	[*]	50	60	[*]
VR-CH201498	[*]	[*]	[*]	50	60	[*]
VR-CH201531	[*]	[*]	[*]	60	30	[*]
VR-CH201576	[*]	[*]	[*]	60	30	[*]
VR-CH201873	[*]	[*]	[*]	60	0	[*]
VR-CH202021	[*]	[*]	[*]	60	30	[*]
VR-CH202300	[*]	[*]	[*]	40	30	[*]
VR-CH202301	[*]	[*]	[*]	40	30	[*]
VR-CH202302	[*]	[*]	[*]	40	30	[*]
VR-CH202310	[*]	[*]	[*]	50	60	[*]
VR-CH202368	[*]	[*]	[*]	60	35	[*]
VR-CH202371	[*]	[*]	[*]	50	60	[*]
VR-CH202372	[*]	[*]	[*]	50	60	[*]
VR-CH202432	[*]	[*]	[*]	60	0	[*]
VR-CH202498	[*]	[*]	[*]	60	60	[*]
VR-CH202499	[*]	[*]	[*]	60	30	[*]
VR-CH202541	[*]	[*]	[*]	50	60	[*]
VR-CH202576	[*]	[*]	[*]	50	30	[*]
VR-CH202577	[*]	[*]	[*]	50	30	[*]
VR-CH202603	[*]	[*]	[*]	60	60	[*]
VR-CH202616	[*]	[*]	[*]	50	60	[*]
VR-CH202689	[*]	[*]	[*]	60	30	[*]
VR-CH202744	[*]	[*]	[*]	50	60	[*]
VR-CH202798	[*]	[*]	[*]	25	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH202871	[*]	[*]	[*]	60	60	[*]
VR-CH202873	[*]	[*]	[*]	60	1	[*]
VR-CH202888	[*]	[*]	[*]	50	60	[*]
VR-CH202968	[*]	[*]	[*]	45	30	[*]
VR-CH203183	[*]	[*]	[*]	60	30	[*]
VR-CH203302	[*]	[*]	[*]	55	30	[*]
VR-CH203344	[*]	[*]	[*]	50	60	[*]
VR-CH203386	[*]	[*]	[*]	50	60	[*]
VR-CH203424	[*]	[*]	[*]	50	60	[*]
VR-CH203427	[*]	[*]	[*]	50	60	[*]
VR-CH203429	[*]	[*]	[*]	50	60	[*]
VR-CH203440	[*]	[*]	[*]	60	60	[*]
VR-CH203459	[*]	[*]	[*]	45	30	[*]
VR-CH203517	[*]	[*]	[*]	60	30	[*]
VR-CH203526	[*]	[*]	[*]	50	60	[*]
VR-CH203533	[*]	[*]	[*]	60	30	[*]
VR-CH203605	[*]	[*]	[*]	40	30	[*]
VR-CH203621	[*]	[*]	[*]	60	30	[*]
VR-CH203682	[*]	[*]	[*]	50	60	[*]
VR-CH203683	[*]	[*]	[*]	55	60	[*]
VR-CH203698	[*]	[*]	[*]	55	60	[*]
VR-CH203706	[*]	[*]	[*]	55	60	[*]
VR-CH203720	[*]	[*]	[*]	50	60	[*]
VR-CH203722	[*]	[*]	[*]	60	30	[*]
VR-CH203725	[*]	[*]	[*]	60	45	[*]
VR-CH203726	[*]	[*]	[*]	50	60	[*]
VR-CH203751	[*]	[*]	[*]	55	60	[*]
VR-CH203793	[*]	[*]	[*]	60	30	[*]
VR-CH203805	[*]	[*]	[*]	70	30	[*]
VR-CH203806	[*]	[*]	[*]	55	60	[*]
VR-CH203808	[*]	[*]	[*]	60	0	[*]
VR-CH203815	[*]	[*]	[*]	50	60	[*]
VR-CH203816	[*]	[*]	[*]	50	60	[*]
VR-CH203890	[*]	[*]	[*]	55	60	[*]
VR-CH203917	[*]	[*]	[*]	60	60	[*]
VR-CH203918	[*]	[*]	[*]	40	0	[*]
VR-CH203919	[*]	[*]	[*]	40	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH203920	[*]	[*]	[*]	40	0	[*]
VR-CH203972	[*]	[*]	[*]	50	60	[*]
VR-CH203975	[*]	[*]	[*]	60	30	[*]
VR-CH203998	[*]	[*]	[*]	45	30	[*]
VR-CH204012	[*]	[*]	[*]	50	60	[*]
VR-CH204029	[*]	[*]	[*]	60	30	[*]
VR-CH204057	[*]	[*]	[*]	50	30	[*]
VR-CH204074	[*]	[*]	[*]	50	30	[*]
VR-CH204083	[*]	[*]	[*]	45	30	[*]
VR-CH204115	[*]	[*]	[*]	50	60	[*]
VR-CH204116	[*]	[*]	[*]	60	60	[*]
VR-CH204122	[*]	[*]	[*]	60	60	[*]
VR-CH204155	[*]	[*]	[*]	50	60	[*]
VR-CH204189	[*]	[*]	[*]	40	30	[*]
VR-CH204193	[*]	[*]	[*]	50	60	[*]
VR-CH204236	[*]	[*]	[*]	50	30	[*]
VR-CH204244	[*]	[*]	[*]	50	60	[*]
VR-CH204248	[*]	[*]	[*]	50	60	[*]
VR-CH204252	[*]	[*]	[*]	50	60	[*]
VR-CH204330	[*]	[*]	[*]	50	60	[*]
VR-CH204332	[*]	[*]	[*]	50	60	[*]
VR-CH204337	[*]	[*]	[*]	60	30	[*]
VR-CH204339	[*]	[*]	[*]	60	30	[*]
VR-CH204368	[*]	[*]	[*]	50	30	[*]
VR-CH204373	[*]	[*]	[*]	40	30	[*]
VR-CH204374	[*]	[*]	[*]	40	30	[*]
VR-CH204376	[*]	[*]	[*]	50	60	[*]
VR-CH204407	[*]	[*]	[*]	55	60	[*]
VR-CH204443	[*]	[*]	[*]	50	60	[*]
VR-CH204444	[*]	[*]	[*]	50	60	[*]
VR-CH204449	[*]	[*]	[*]	50	60	[*]
VR-CH204485	[*]	[*]	[*]	52	60	[*]
VR-CH204494	[*]	[*]	[*]	60	30	[*]
VR-CH204497	[*]	[*]	[*]	30	60	[*]
VR-CH204526	[*]	[*]	[*]	60	60	[*]
VR-CH204535	[*]	[*]	[*]	60	35	[*]
VR-CH204537	[*]	[*]	[*]	60	7	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH204546	[*]	[*]	[*]	60	30	[*]
VR-CH204593	[*]	[*]	[*]	60	30	[*]
VR-CH204629	[*]	[*]	[*]	50	60	[*]
VR-CH204647	[*]	[*]	[*]	60	30	[*]
VR-CH204657	[*]	[*]	[*]	60	60	[*]
VR-CH204668	[*]	[*]	[*]	30	0	[*]
VR-CH204676	[*]	[*]	[*]	55	60	[*]
VR-CH204679	[*]	[*]	[*]	60	30	[*]
VR-CH204689	[*]	[*]	[*]	50	60	[*]
VR-CH204691	[*]	[*]	[*]	60	60	[*]
VR-CH204692	[*]	[*]	[*]	60	60	[*]
VR-CH204706	[*]	[*]	[*]	45	30	[*]
VR-CH204744	[*]	[*]	[*]	60	60	[*]
VR-CH204798	[*]	[*]	[*]	60	45	[*]
VR-CH204800	[*]	[*]	[*]	60	30	[*]
VR-CH204803	[*]	[*]	[*]	60	45	[*]
VR-CH204804	[*]	[*]	[*]	60	30	[*]
VR-CH204807	[*]	[*]	[*]	50	15	[*]
VR-CH204859	[*]	[*]	[*]	50	60	[*]
VR-CH204860	[*]	[*]	[*]	50	60	[*]
VR-CH204861	[*]	[*]	[*]	60	30	[*]
VR-CH204865	[*]	[*]	[*]	60	60	[*]
VR-CH204866	[*]	[*]	[*]	30	60	[*]
VR-CH204870	[*]	[*]	[*]	60	60	[*]
VR-CH204871	[*]	[*]	[*]	60	30	[*]
VR-CH204872	[*]	[*]	[*]	60	7	[*]
VR-CH204880	[*]	[*]	[*]	60	30	[*]
VR-CH204896	[*]	[*]	[*]	60	30	[*]
VR-CH204904	[*]	[*]	[*]	50	60	[*]
VR-CH204909	[*]	[*]	[*]	50	60	[*]
VR-CH204914	[*]	[*]	[*]	50	60	[*]
VR-CH204915	[*]	[*]	[*]	50	60	[*]
VR-CH204917	[*]	[*]	[*]	50	60	[*]
VR-CH204918	[*]	[*]	[*]	50	60	[*]
VR-CH204921	[*]	[*]	[*]	50	60	[*]
VR-CH204922	[*]	[*]	[*]	50	60	[*]
VR-CH204927	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH204931	[*]	[*]	[*]	40	30	[*]
VR-CH204975	[*]	[*]	[*]	50	60	[*]
VR-CH204989	[*]	[*]	[*]	60	30	[*]
VR-CH204995	[*]	[*]	[*]	55	60	[*]
VR-CH204996	[*]	[*]	[*]	60	30	[*]
VR-CH204998	[*]	[*]	[*]	50	60	[*]
VR-CH205010	[*]	[*]	[*]	60	30	[*]
VR-CH205023	[*]	[*]	[*]	55	60	[*]
VR-CH205024	[*]	[*]	[*]	55	60	[*]
VR-CH205026	[*]	[*]	[*]	55	60	[*]
VR-CH205039	[*]	[*]	[*]	60	60	[*]
VR-CH205055	[*]	[*]	[*]	60	30	[*]
VR-CH205087	[*]	[*]	[*]	60	30	[*]
VR-CH205088	[*]	[*]	[*]	60	30	[*]
VR-CH205103	[*]	[*]	[*]	55	60	[*]
VR-CH205128	[*]	[*]	[*]	60	30	[*]
VR-CH205136	[*]	[*]	[*]	60	7	[*]
VR-CH205219	[*]	[*]	[*]	60	30	[*]
VR-CH205221	[*]	[*]	[*]	60	60	[*]
VR-CH205234	[*]	[*]	[*]	55	60	[*]
VR-CH205235	[*]	[*]	[*]	55	60	[*]
VR-CH205244	[*]	[*]	[*]	60	60	[*]
VR-CH205250	[*]	[*]	[*]	70	30	[*]
VR-CH205273	[*]	[*]	[*]	50	60	[*]
VR-CH205276	[*]	[*]	[*]	50	60	[*]
VR-CH205301	[*]	[*]	[*]	50	60	[*]
VR-CH205333	[*]	[*]	[*]	50	60	[*]
VR-CH205342	[*]	[*]	[*]	60	30	[*]
VR-CH205344	[*]	[*]	[*]	50	30	[*]
VR-CH205363	[*]	[*]	[*]	70	30	[*]
VR-CH205365	[*]	[*]	[*]	50	30	[*]
VR-CH205392	[*]	[*]	[*]	60	30	[*]
VR-CH205393	[*]	[*]	[*]	60	7	[*]
VR-CH205400	[*]	[*]	[*]	65	30	[*]
VR-CH205401	[*]	[*]	[*]	40	30	[*]
VR-CH205402	[*]	[*]	[*]	60	60	[*]
VR-CH205405	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH205417	[*]	[*]	[*]	60	30	[*]
VR-CH205426	[*]	[*]	[*]	50	30	[*]
VR-CH205435	[*]	[*]	[*]	40	30	[*]
VR-CH205439	[*]	[*]	[*]	65	60	[*]
VR-CH205547	[*]	[*]	[*]	55	60	[*]
VR-CH205563	[*]	[*]	[*]	55	60	[*]
VR-CH205578	[*]	[*]	[*]	60	45	[*]
VR-CH205614	[*]	[*]	[*]	40	30	[*]
VR-CH205631	[*]	[*]	[*]	50	60	[*]
VR-CH205634	[*]	[*]	[*]	55	60	[*]
VR-CH205643	[*]	[*]	[*]	30	30	[*]
VR-CH205644	[*]	[*]	[*]	30	30	[*]
VR-CH205649	[*]	[*]	[*]	30	0	[*]
VR-CH205650	[*]	[*]	[*]	30	30	[*]
VR-CH205651	[*]	[*]	[*]	30	30	[*]
VR-CH205754	[*]	[*]	[*]	65	60	[*]
VR-CH205767	[*]	[*]	[*]	40	30	[*]
VR-CH205782	[*]	[*]	[*]	65	60	[*]
VR-CH205807	[*]	[*]	[*]	55	30	[*]
VR-CH205809	[*]	[*]	[*]	60	30	[*]
VR-CH205815	[*]	[*]	[*]	60	30	[*]
VR-CH205825	[*]	[*]	[*]	45	30	[*]
VR-CH205867	[*]	[*]	[*]	72	30	[*]
VR-CH205874	[*]	[*]	[*]	60	30	[*]
VR-CH205887	[*]	[*]	[*]	40	60	[*]
VR-CH205910	[*]	[*]	[*]	45	30	[*]
VR-CH205911	[*]	[*]	[*]	45	30	[*]
VR-CH205916	[*]	[*]	[*]	45	30	[*]
VR-CH205917	[*]	[*]	[*]	45	30	[*]
VR-CH205955	[*]	[*]	[*]	60	30	[*]
VR-CH205956	[*]	[*]	[*]	60	0	[*]
VR-CH205957	[*]	[*]	[*]	60	0	[*]
VR-CH205975	[*]	[*]	[*]	50	60	[*]
VR-CH206040	[*]	[*]	[*]	60	30	[*]
VR-CH206094	[*]	[*]	[*]	50	0	[*]
VR-CH206096	[*]	[*]	[*]	60	30	[*]
VR-CH206103	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH206161	[*]	[*]	[*]	60	30	[*]
VR-CH206169	[*]	[*]	[*]	60	30	[*]
VR-CH206259	[*]	[*]	[*]	50	30	[*]
VR-CH206267	[*]	[*]	[*]	45	0	[*]
VR-CH206291	[*]	[*]	[*]	40	30	[*]
VR-CH206310	[*]	[*]	[*]	50	30	[*]
VR-CH206331	[*]	[*]	[*]	20	0	[*]
VR-CH206367	[*]	[*]	[*]	100	30	[*]
VR-CH206369	[*]	[*]	[*]	50	60	[*]
VR-CH206404	[*]	[*]	[*]	65	60	[*]
VR-CH206405	[*]	[*]	[*]	50	60	[*]
VR-CH206433	[*]	[*]	[*]	60	30	[*]
VR-CH206455	[*]	[*]	[*]	50	30	[*]
VR-CH206462	[*]	[*]	[*]	40	30	[*]
VR-CH206470	[*]	[*]	[*]	50	30	[*]
VR-CH206482	[*]	[*]	[*]	54	30	[*]
VR-CH206501	[*]	[*]	[*]	60	30	[*]
VR-CH206515	[*]	[*]	[*]	55	45	[*]
VR-CH206520	[*]	[*]	[*]	85	30	[*]
VR-CH206525	[*]	[*]	[*]	60	60	[*]
VR-CH206630	[*]	[*]	[*]	60	30	[*]
VR-CH206631	[*]	[*]	[*]	50	60	[*]
VR-CH206655	[*]	[*]	[*]	45	0	[*]
VR-CH206715	[*]	[*]	[*]	45	30	[*]
VR-CH206738	[*]	[*]	[*]	60	30	[*]
VR-CH206739	[*]	[*]	[*]	60	30	[*]
VR-CH206753	[*]	[*]	[*]	60	60	[*]
VR-CH206765	[*]	[*]	[*]	40	30	[*]
VR-CH206770	[*]	[*]	[*]	60	35	[*]
VR-CH206775	[*]	[*]	[*]	60	30	[*]
VR-CH206778	[*]	[*]	[*]	60	30	[*]
VR-CH206787	[*]	[*]	[*]	60	30	[*]
VR-CH206812	[*]	[*]	[*]	50	30	[*]
VR-CH206869	[*]	[*]	[*]	50	30	[*]
VR-CH206918	[*]	[*]	[*]	20	30	[*]
VR-CH206920	[*]	[*]	[*]	20	0	[*]
VR-CH206962	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH206996	[*]	[*]	[*]	45	30	[*]
VR-CH207006	[*]	[*]	[*]	45	30	[*]
VR-CH207019	[*]	[*]	[*]	45	30	[*]
VR-CH207023	[*]	[*]	[*]	45	30	[*]
VR-CH207034	[*]	[*]	[*]	45	30	[*]
VR-CH207060	[*]	[*]	[*]	50	30	[*]
VR-CH207061	[*]	[*]	[*]	45	30	[*]
VR-CH207081	[*]	[*]	[*]	80	45	[*]
VR-CH207100	[*]	[*]	[*]	60	7	[*]
VR-CH207121	[*]	[*]	[*]	60	30	[*]
VR-CH207189	[*]	[*]	[*]	55	30	[*]
VR-CH207233	[*]	[*]	[*]	50	60	[*]
VR-CH207252	[*]	[*]	[*]	60	0	[*]
VR-CH207286	[*]	[*]	[*]	50	30	[*]
VR-CH207288	[*]	[*]	[*]	40	0	[*]
VR-CH207298	[*]	[*]	[*]	60	30	[*]
VR-CH207318	[*]	[*]	[*]	50	60	[*]
VR-CH207338	[*]	[*]	[*]	60	60	[*]
VR-CH207361	[*]	[*]	[*]	45	30	[*]
VR-CH207389	[*]	[*]	[*]	60	30	[*]
VR-CH207425	[*]	[*]	[*]	60	30	[*]
VR-CH207437	[*]	[*]	[*]	50	60	[*]
VR-CH207448	[*]	[*]	[*]	50	30	[*]
VR-CH207450	[*]	[*]	[*]	60	30	[*]
VR-CH207454	[*]	[*]	[*]	60	60	[*]
VR-CH207482	[*]	[*]	[*]	50	30	[*]
VR-CH207483	[*]	[*]	[*]	45	30	[*]
VR-CH207490	[*]	[*]	[*]	60	30	[*]
VR-CH207522	[*]	[*]	[*]	52	30	[*]
VR-CH207525	[*]	[*]	[*]	60	30	[*]
VR-CH207551	[*]	[*]	[*]	65	60	[*]
VR-CH207554	[*]	[*]	[*]	120	30	[*]
VR-CH207556	[*]	[*]	[*]	85	30	[*]
VR-CH207571	[*]	[*]	[*]	85	30	[*]
VR-CH207621	[*]	[*]	[*]	60	60	[*]
VR-CH207630	[*]	[*]	[*]	60	30	[*]
VR-CH207635	[*]	[*]	[*]	40	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH207647	[*]	[*]	[*]	50	30	[*]
VR-CH207751	[*]	[*]	[*]	50	60	[*]
VR-CH207931	[*]	[*]	[*]	50	60	[*]
VR-CH207932	[*]	[*]	[*]	50	60	[*]
VR-CH208012	[*]	[*]	[*]	50	60	[*]
VR-CH208015	[*]	[*]	[*]	65	60	[*]
VR-CH208016	[*]	[*]	[*]	65	60	[*]
VR-CH208021	[*]	[*]	[*]	60	30	[*]
VR-CH208035	[*]	[*]	[*]	65	30	[*]
VR-CH208039	[*]	[*]	[*]	52	60	[*]
VR-CH208062	[*]	[*]	[*]	100	30	[*]
VR-CH208109	[*]	[*]	[*]	60	7	[*]
VR-CH208116	[*]	[*]	[*]	55	30	[*]
VR-CH208157	[*]	[*]	[*]	90	30	[*]
VR-CH208186	[*]	[*]	[*]	65	30	[*]
VR-CH208222	[*]	[*]	[*]	50	60	[*]
VR-CH208314	[*]	[*]	[*]	65	60	[*]
VR-CH208367	[*]	[*]	[*]	65	60	[*]
VR-CH208378	[*]	[*]	[*]	60	30	[*]
VR-CH208399	[*]	[*]	[*]	50	60	[*]
VR-CH208450	[*]	[*]	[*]	65	60	[*]
VR-CH208495	[*]	[*]	[*]	50	60	[*]
VR-CH208502	[*]	[*]	[*]	50	30	[*]
VR-CH208536	[*]	[*]	[*]	55	30	[*]
VR-CH208537	[*]	[*]	[*]	50	30	[*]
VR-CH208540	[*]	[*]	[*]	50	30	[*]
VR-CH208543	[*]	[*]	[*]	60	30	[*]
VR-CH208597	[*]	[*]	[*]	50	60	[*]
VR-CH208598	[*]	[*]	[*]	50	60	[*]
VR-CH208678	[*]	[*]	[*]	50	60	[*]
VR-CH208683	[*]	[*]	[*]	60	60	[*]
VR-CH208686	[*]	[*]	[*]	60	60	[*]
VR-CH208700	[*]	[*]	[*]	75	30	[*]
VR-CH208743	[*]	[*]	[*]	50	30	[*]
VR-CH208746	[*]	[*]	[*]	65	60	[*]
VR-CH208748	[*]	[*]	[*]	50	60	[*]
VR-CH208757	[*]	[*]	[*]	45	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH208765	[*]	[*]	[*]	60	0	[*]
VR-CH208778	[*]	[*]	[*]	65	60	[*]
VR-CH208870	[*]	[*]	[*]	60	45	[*]
VR-CH208899	[*]	[*]	[*]	60	30	[*]
VR-CH208931	[*]	[*]	[*]	40	30	[*]
VR-CH208959	[*]	[*]	[*]	60	30	[*]
VR-CH209040	[*]	[*]	[*]	65	60	[*]
VR-CH209057	[*]	[*]	[*]	50	30	[*]
VR-CH209061	[*]	[*]	[*]	50	30	[*]
VR-CH209114	[*]	[*]	[*]	40	60	[*]
VR-CH209129	[*]	[*]	[*]	40	30	[*]
VR-CH209153	[*]	[*]	[*]	50	30	[*]
VR-CH209156	[*]	[*]	[*]	50	30	[*]
VR-CH209157	[*]	[*]	[*]	60	30	[*]
VR-CH209165	[*]	[*]	[*]	40	30	[*]
VR-CH209168	[*]	[*]	[*]	60	30	[*]
VR-CH209205	[*]	[*]	[*]	60	30	[*]
VR-CH209324	[*]	[*]	[*]	65	60	[*]
VR-CH209335	[*]	[*]	[*]	60	30	[*]
VR-CH209389	[*]	[*]	[*]	55	30	[*]
VR-CH209406	[*]	[*]	[*]	45	30	[*]
VR-CH209444	[*]	[*]	[*]	50	30	[*]
VR-CH209467	[*]	[*]	[*]	50	60	[*]
VR-CH209469	[*]	[*]	[*]	50	60	[*]
VR-CH209471	[*]	[*]	[*]	50	60	[*]
VR-CH209476	[*]	[*]	[*]	50	60	[*]
VR-CH209480	[*]	[*]	[*]	50	60	[*]
VR-CH209482	[*]	[*]	[*]	50	60	[*]
VR-CH209483	[*]	[*]	[*]	60	0	[*]
VR-CH209484	[*]	[*]	[*]	50	60	[*]
VR-CH209485	[*]	[*]	[*]	50	60	[*]
VR-CH209486	[*]	[*]	[*]	50	60	[*]
VR-CH209487	[*]	[*]	[*]	50	60	[*]
VR-CH209489	[*]	[*]	[*]	50	60	[*]
VR-CH209493	[*]	[*]	[*]	50	60	[*]
VR-CH209495	[*]	[*]	[*]	50	60	[*]
VR-CH209496	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH209498	[*]	[*]	[*]	50	60	[*]
VR-CH209499	[*]	[*]	[*]	50	60	[*]
VR-CH209502	[*]	[*]	[*]	50	60	[*]
VR-CH209503	[*]	[*]	[*]	50	60	[*]
VR-CH209504	[*]	[*]	[*]	50	60	[*]
VR-CH209505	[*]	[*]	[*]	50	60	[*]
VR-CH209506	[*]	[*]	[*]	50	60	[*]
VR-CH209509	[*]	[*]	[*]	50	60	[*]
VR-CH209511	[*]	[*]	[*]	50	60	[*]
VR-CH209514	[*]	[*]	[*]	50	60	[*]
VR-CH209521	[*]	[*]	[*]	40	30	[*]
VR-CH209537	[*]	[*]	[*]	50	60	[*]
VR-CH209553	[*]	[*]	[*]	45	30	[*]
VR-CH209603	[*]	[*]	[*]	55	60	[*]
VR-CH209605	[*]	[*]	[*]	55	60	[*]
VR-CH209622	[*]	[*]	[*]	45	30	[*]
VR-CH209640	[*]	[*]	[*]	60	30	[*]
VR-CH209705	[*]	[*]	[*]	60	30	[*]
VR-CH209751	[*]	[*]	[*]	50	60	[*]
VR-CH209761	[*]	[*]	[*]	60	60	[*]
VR-CH209765	[*]	[*]	[*]	60	60	[*]
VR-CH209771	[*]	[*]	[*]	60	30	[*]
VR-CH209772	[*]	[*]	[*]	55	60	[*]
VR-CH209786	[*]	[*]	[*]	60	60	[*]
VR-CH209787	[*]	[*]	[*]	55	60	[*]
VR-CH209822	[*]	[*]	[*]	75	30	[*]
VR-CH209823	[*]	[*]	[*]	60	30	[*]
VR-CH209826	[*]	[*]	[*]	60	30	[*]
VR-CH209828	[*]	[*]	[*]	50	45	[*]
VR-CH209830	[*]	[*]	[*]	60	30	[*]
VR-CH209850	[*]	[*]	[*]	70	45	[*]
VR-CH209879	[*]	[*]	[*]	60	30	[*]
VR-CH209901	[*]	[*]	[*]	65	60	[*]
VR-CH209919	[*]	[*]	[*]	60	30	[*]
VR-CH209928	[*]	[*]	[*]	70	60	[*]
VR-CH209930	[*]	[*]	[*]	50	30	[*]
VR-CH209980	[*]	[*]	[*]	75	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH210026	[*]	[*]	[*]	80	30	[*]
VR-CH210038	[*]	[*]	[*]	60	30	[*]
VR-CH210040	[*]	[*]	[*]	70	30	[*]
VR-CH210057	[*]	[*]	[*]	60	60	[*]
VR-CH210064	[*]	[*]	[*]	55	30	[*]
VR-CH210069	[*]	[*]	[*]	75	30	[*]
VR-CH210105	[*]	[*]	[*]	40	30	[*]
VR-CH210123	[*]	[*]	[*]	50	30	[*]
VR-CH210131	[*]	[*]	[*]	40	30	[*]
VR-CH210157	[*]	[*]	[*]	60	60	[*]
VR-CH210275	[*]	[*]	[*]	50	30	[*]
VR-CH210301	[*]	[*]	[*]	50	35	[*]
VR-CH210325	[*]	[*]	[*]	60	60	[*]
VR-CH210351	[*]	[*]	[*]	45	30	[*]
VR-CH210379	[*]	[*]	[*]	40	30	[*]
VR-CH210487	[*]	[*]	[*]	60	0	[*]
VR-CH210634	[*]	[*]	[*]	50	30	[*]
VR-CH210647	[*]	[*]	[*]	60	30	[*]
VR-CH210648	[*]	[*]	[*]	60	30	[*]
VR-CH210686	[*]	[*]	[*]	60	60	[*]
VR-CH210687	[*]	[*]	[*]	40	0	[*]
VR-CH210715	[*]	[*]	[*]	20	0	[*]
VR-CH210740	[*]	[*]	[*]	60	60	[*]
VR-CH210777	[*]	[*]	[*]	55	35	[*]
VR-CH210783	[*]	[*]	[*]	55	30	[*]
VR-CH210792	[*]	[*]	[*]	70	60	[*]
VR-CH210810	[*]	[*]	[*]	60	30	[*]
VR-CH210812	[*]	[*]	[*]	60	30	[*]
VR-CH210813	[*]	[*]	[*]	55	60	[*]
VR-CH210820	[*]	[*]	[*]	45	30	[*]
VR-CH210856	[*]	[*]	[*]	60	30	[*]
VR-CH210969	[*]	[*]	[*]	45	0	[*]
VR-CH210979	[*]	[*]	[*]	70	60	[*]
VR-CH210984	[*]	[*]	[*]	45	35	[*]
VR-CH211010	[*]	[*]	[*]	60	60	[*]
VR-CH211019	[*]	[*]	[*]	55	60	[*]
VR-CH211030	[*]	[*]	[*]	40	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH211049	[*]	[*]	[*]	50	30	[*]
VR-CH211068	[*]	[*]	[*]	70	60	[*]
VR-CH211072	[*]	[*]	[*]	65	35	[*]
VR-CH211077	[*]	[*]	[*]	60	60	[*]
VR-CH211078	[*]	[*]	[*]	60	30	[*]
VR-CH211102	[*]	[*]	[*]	60	60	[*]
VR-CH211126	[*]	[*]	[*]	60	30	[*]
VR-CH211158	[*]	[*]	[*]	50	30	[*]
VR-CH211165	[*]	[*]	[*]	60	60	[*]
VR-CH211207	[*]	[*]	[*]	20	0	[*]
VR-CH211223	[*]	[*]	[*]	50	35	[*]
VR-CH211265	[*]	[*]	[*]	55	60	[*]
VR-CH211273	[*]	[*]	[*]	45	30	[*]
VR-CH211275	[*]	[*]	[*]	50	30	[*]
VR-CH211277	[*]	[*]	[*]	50	35	[*]
VR-CH211283	[*]	[*]	[*]	60	0	[*]
VR-CH211284	[*]	[*]	[*]	60	30	[*]
VR-CH211285	[*]	[*]	[*]	60	30	[*]
VR-CH211286	[*]	[*]	[*]	60	30	[*]
VR-CH211287	[*]	[*]	[*]	60	30	[*]
VR-CH211288	[*]	[*]	[*]	60	30	[*]
VR-CH211289	[*]	[*]	[*]	60	30	[*]
VR-CH211302	[*]	[*]	[*]	50	30	[*]
VR-CH211366	[*]	[*]	[*]	60	60	[*]
VR-CH211392	[*]	[*]	[*]	50	30	[*]
VR-CH211407	[*]	[*]	[*]	60	0	[*]
VR-CH211408	[*]	[*]	[*]	60	0	[*]
VR-CH211415	[*]	[*]	[*]	60	30	[*]
VR-CH211451	[*]	[*]	[*]	55	30	[*]
VR-CH211452	[*]	[*]	[*]	55	30	[*]
VR-CH211455	[*]	[*]	[*]	60	60	[*]
VR-CH211456	[*]	[*]	[*]	55	60	[*]
VR-CH211457	[*]	[*]	[*]	60	30	[*]
VR-CH211458	[*]	[*]	[*]	60	0	[*]
VR-CH211460	[*]	[*]	[*]	60	0	[*]
VR-CH211461	[*]	[*]	[*]	60	0	[*]
VR-CH211462	[*]	[*]	[*]	60	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH211463	[*]	[*]	[*]	60	0	[*]
VR-CH211464	[*]	[*]	[*]	60	0	[*]
VR-CH211473	[*]	[*]	[*]	45	30	[*]
VR-CH211521	[*]	[*]	[*]	60	30	[*]
VR-CH211568	[*]	[*]	[*]	70	60	[*]
VR-CH211572	[*]	[*]	[*]	70	60	[*]
VR-CH211589	[*]	[*]	[*]	60	30	[*]
VR-CH211619	[*]	[*]	[*]	60	0	[*]
VR-CH211620	[*]	[*]	[*]	60	0	[*]
VR-CH211649	[*]	[*]	[*]	50	30	[*]
VR-CH211684	[*]	[*]	[*]	50	60	[*]
VR-CH211685	[*]	[*]	[*]	60	60	[*]
VR-CH211734	[*]	[*]	[*]	72	30	[*]
VR-CH211761	[*]	[*]	[*]	85	60	[*]
VR-CH211764	[*]	[*]	[*]	60	45	[*]
VR-CH211766	[*]	[*]	[*]	50	30	[*]
VR-CH211787	[*]	[*]	[*]	60	30	[*]
VR-CH211790	[*]	[*]	[*]	72	30	[*]
VR-CH211791	[*]	[*]	[*]	72	30	[*]
VR-CH211814	[*]	[*]	[*]	60	30	[*]
VR-CH211815	[*]	[*]	[*]	60	30	[*]
VR-CH211825	[*]	[*]	[*]	60	0	[*]
VR-CH211826	[*]	[*]	[*]	55	60	[*]
VR-CH211827	[*]	[*]	[*]	55	60	[*]
VR-CH211868	[*]	[*]	[*]	55	60	[*]
VR-CH211887	[*]	[*]	[*]	55	60	[*]
VR-CH211920	[*]	[*]	[*]	55	60	[*]
VR-CH211924	[*]	[*]	[*]	50	30	[*]
VR-CH211932	[*]	[*]	[*]	60	30	[*]
VR-CH211935	[*]	[*]	[*]	60	30	[*]
VR-CH211937	[*]	[*]	[*]	60	30	[*]
VR-CH211943	[*]	[*]	[*]	60	30	[*]
VR-CH212082	[*]	[*]	[*]	75	30	[*]
VR-CH212101	[*]	[*]	[*]	60	30	[*]
VR-CH212102	[*]	[*]	[*]	60	45	[*]
VR-CH212103	[*]	[*]	[*]	75	30	[*]
VR-CH212105	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH212148	[*]	[*]	[*]	40	30	[*]
VR-CH212171	[*]	[*]	[*]	40	30	[*]
VR-CH212211	[*]	[*]	[*]	55	60	[*]
VR-CH212226	[*]	[*]	[*]	55	60	[*]
VR-CH212250	[*]	[*]	[*]	70	60	[*]
VR-CH212324	[*]	[*]	[*]	40	30	[*]
VR-CH212399	[*]	[*]	[*]	60	60	[*]
VR-CH212465	[*]	[*]	[*]	55	60	[*]
VR-CH212530	[*]	[*]	[*]	40	30	[*]
VR-CH212531	[*]	[*]	[*]	40	30	[*]
VR-CH212546	[*]	[*]	[*]	60	30	[*]
VR-CH212568	[*]	[*]	[*]	60	30	[*]
VR-CH212570	[*]	[*]	[*]	50	30	[*]
VR-CH212571	[*]	[*]	[*]	65	30	[*]
VR-CH212589	[*]	[*]	[*]	60	30	[*]
VR-CH212681	[*]	[*]	[*]	55	60	[*]
VR-CH212683	[*]	[*]	[*]	60	0	[*]
VR-CH212725	[*]	[*]	[*]	70	60	[*]
VR-CH212751	[*]	[*]	[*]	78	30	[*]
VR-CH212768	[*]	[*]	[*]	50	30	[*]
VR-CH212773	[*]	[*]	[*]	50	0	[*]
VR-CH212778	[*]	[*]	[*]	50	60	[*]
VR-CH212815	[*]	[*]	[*]	60	30	[*]
VR-CH212824	[*]	[*]	[*]	60	30	[*]
VR-CH212865	[*]	[*]	[*]	60	30	[*]
VR-CH212866	[*]	[*]	[*]	60	30	[*]
VR-CH212965	[*]	[*]	[*]	60	60	[*]
VR-CH213039	[*]	[*]	[*]	70	60	[*]
VR-CH213058	[*]	[*]	[*]	60	60	[*]
VR-CH213060	[*]	[*]	[*]	60	0	[*]
VR-CH213061	[*]	[*]	[*]	60	30	[*]
VR-CH213066	[*]	[*]	[*]	55	60	[*]
VR-CH213088	[*]	[*]	[*]	70	60	[*]
VR-CH213094	[*]	[*]	[*]	60	30	[*]
VR-CH213097	[*]	[*]	[*]	65	45	[*]
VR-CH213137	[*]	[*]	[*]	40	30	[*]
VR-CH213140	[*]	[*]	[*]	40	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH213188	[*]	[*]	[*]	60	30	[*]
VR-CH213190	[*]	[*]	[*]	50	30	[*]
VR-CH213192	[*]	[*]	[*]	60	30	[*]
VR-CH213200	[*]	[*]	[*]	60	30	[*]
VR-CH213217	[*]	[*]	[*]	50	30	[*]
VR-CH213228	[*]	[*]	[*]	50	30	[*]
VR-CH213232	[*]	[*]	[*]	50	30	[*]
VR-CH213275	[*]	[*]	[*]	40	60	[*]
VR-CH213308	[*]	[*]	[*]	45	30	[*]
VR-CH213313	[*]	[*]	[*]	60	30	[*]
VR-CH213314	[*]	[*]	[*]	60	30	[*]
VR-CH213315	[*]	[*]	[*]	45	30	[*]
VR-CH213316	[*]	[*]	[*]	50	30	[*]
VR-CH213319	[*]	[*]	[*]	60	7	[*]
VR-CH213377	[*]	[*]	[*]	60	0	[*]
VR-CH213378	[*]	[*]	[*]	60	0	[*]
VR-CH213379	[*]	[*]	[*]	60	0	[*]
VR-CH213380	[*]	[*]	[*]	60	0	[*]
VR-CH213383	[*]	[*]	[*]	60	0	[*]
VR-CH213384	[*]	[*]	[*]	60	0	[*]
VR-CH213385	[*]	[*]	[*]	60	30	[*]
VR-CH213386	[*]	[*]	[*]	60	30	[*]
VR-CH213389	[*]	[*]	[*]	60	30	[*]
VR-CH213397	[*]	[*]	[*]	60	30	[*]
VR-CH213398	[*]	[*]	[*]	60	30	[*]
VR-CH213449	[*]	[*]	[*]	120	30	[*]
VR-CH213512	[*]	[*]	[*]	60	0	[*]
VR-CH213516	[*]	[*]	[*]	60	0	[*]
VR-CH213529	[*]	[*]	[*]	65	60	[*]
VR-CH213553	[*]	[*]	[*]	60	30	[*]
VR-CH213593	[*]	[*]	[*]	60	30	[*]
VR-CH213601	[*]	[*]	[*]	60	60	[*]
VR-CH213685	[*]	[*]	[*]	60	60	[*]
VR-CH213686	[*]	[*]	[*]	70	60	[*]
VR-CH213687	[*]	[*]	[*]	60	0	[*]
VR-CH213688	[*]	[*]	[*]	60	35	[*]
VR-CH213689	[*]	[*]	[*]	60	35	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH213697	[*]	[*]	[*]	60	30	[*]
VR-CH213698	[*]	[*]	[*]	60	0	[*]
VR-CH213713	[*]	[*]	[*]	60	30	[*]
VR-CH213716	[*]	[*]	[*]	50	60	[*]
VR-CH213718	[*]	[*]	[*]	50	30	[*]
VR-CH213724	[*]	[*]	[*]	60	30	[*]
VR-CH213742	[*]	[*]	[*]	60	0	[*]
VR-CH213746	[*]	[*]	[*]	60	30	[*]
VR-CH213747	[*]	[*]	[*]	60	30	[*]
VR-CH213748	[*]	[*]	[*]	60	30	[*]
VR-CH213751	[*]	[*]	[*]	60	30	[*]
VR-CH213753	[*]	[*]	[*]	60	0	[*]
VR-CH213755	[*]	[*]	[*]	60	30	[*]
VR-CH213774	[*]	[*]	[*]	50	60	[*]
VR-CH213780	[*]	[*]	[*]	40	60	[*]
VR-CH213822	[*]	[*]	[*]	50	0	[*]
VR-CH213826	[*]	[*]	[*]	60	60	[*]
VR-CH213827	[*]	[*]	[*]	60	60	[*]
VR-CH213837	[*]	[*]	[*]	60	30	[*]
VR-CH213842	[*]	[*]	[*]	70	60	[*]
VR-CH213847	[*]	[*]	[*]	60	60	[*]
VR-CH213849	[*]	[*]	[*]	60	30	[*]
VR-CH22615	[*]	[*]	[*]	50	30	[*]
VR-CH23243	[*]	[*]	[*]	60	0	[*]
VR-CH27829	[*]	[*]	[*]	60	30	[*]
VR-CH28022	[*]	[*]	[*]	60	30	[*]
VR-CH28050	[*]	[*]	[*]	60	0	[*]
VR-CH28168	[*]	[*]	[*]	55	60	[*]
VR-CH28169	[*]	[*]	[*]	55	30	[*]
VR-CH28304	[*]	[*]	[*]	30	30	[*]
VR-CH28308	[*]	[*]	[*]	40	0	[*]
VR-CH28477	[*]	[*]	[*]	30	0	[*]
VR-CH28502	[*]	[*]	[*]	30	30	[*]
VR-CH28641	[*]	[*]	[*]	60	60	[*]
VR-CH28961	[*]	[*]	[*]	30	0	[*]
VR-CH28962	[*]	[*]	[*]	30	30	[*]
VR-CH28964	[*]	[*]	[*]	30	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH29232	[*]	[*]	[*]	30	0	[*]
VR-CH29285	[*]	[*]	[*]	30	30	[*]
VR-CH29298	[*]	[*]	[*]	30	0	[*]
VR-CH29305	[*]	[*]	[*]	30	30	[*]
VR-CH29385	[*]	[*]	[*]	30	30	[*]
VR-CH29387	[*]	[*]	[*]	30	30	[*]
VR-CH29388	[*]	[*]	[*]	30	0	[*]
VR-CH29394	[*]	[*]	[*]	30	30	[*]
VR-CH29395	[*]	[*]	[*]	30	30	[*]
VR-CH29396	[*]	[*]	[*]	30	30	[*]
VR-CH29397	[*]	[*]	[*]	30	30	[*]
VR-CH29398	[*]	[*]	[*]	30	0	[*]
VR-CH29400	[*]	[*]	[*]	30	0	[*]
VR-CH29401	[*]	[*]	[*]	30	0	[*]
VR-CH29402	[*]	[*]	[*]	30	30	[*]
VR-CH29403	[*]	[*]	[*]	30	0	[*]
VR-CH29473	[*]	[*]	[*]	60	0	[*]
VR-CH29476	[*]	[*]	[*]	60	30	[*]
VR-CH300119	[*]	[*]	[*]	60	60	[*]
VR-CH300121	[*]	[*]	[*]	60	60	[*]
VR-CH300125	[*]	[*]	[*]	55	60	[*]
VR-CH300126	[*]	[*]	[*]	60	60	[*]
VR-CH300127	[*]	[*]	[*]	55	60	[*]
VR-CH300233	[*]	[*]	[*]	30	0	[*]
VR-CH300322	[*]	[*]	[*]	60	30	[*]
VR-CH300404	[*]	[*]	[*]	60	30	[*]
VR-CH300405	[*]	[*]	[*]	60	30	[*]
VR-CH300423	[*]	[*]	[*]	50	60	[*]
VR-CH300479	[*]	[*]	[*]	60	30	[*]
VR-CH300485	[*]	[*]	[*]	50	60	[*]
VR-CH300489	[*]	[*]	[*]	50	60	[*]
VR-CH300573	[*]	[*]	[*]	50	60	[*]
VR-CH300678	[*]	[*]	[*]	60	30	[*]
VR-CH300748	[*]	[*]	[*]	60	60	[*]
VR-CH300851	[*]	[*]	[*]	50	60	[*]
VR-CH301026	[*]	[*]	[*]	40	60	[*]
VR-CH301054	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH301081	[*]	[*]	[*]	50	60	[*]
VR-CH301177	[*]	[*]	[*]	55	30	[*]
VR-CH301272	[*]	[*]	[*]	50	60	[*]
VR-CH301273	[*]	[*]	[*]	50	60	[*]
VR-CH301287	[*]	[*]	[*]	50	60	[*]
VR-CH301325	[*]	[*]	[*]	49	30	[*]
VR-CH301358	[*]	[*]	[*]	60	30	[*]
VR-CH301366	[*]	[*]	[*]	50	60	[*]
VR-CH301378	[*]	[*]	[*]	45	30	[*]
VR-CH301381	[*]	[*]	[*]	45	0	[*]
VR-CH301384	[*]	[*]	[*]	50	60	[*]
VR-CH301399	[*]	[*]	[*]	50	60	[*]
VR-CH301483	[*]	[*]	[*]	60	60	[*]
VR-CH301517	[*]	[*]	[*]	60	30	[*]
VR-CH301518	[*]	[*]	[*]	60	0	[*]
VR-CH301527	[*]	[*]	[*]	50	60	[*]
VR-CH301529	[*]	[*]	[*]	50	60	[*]
VR-CH301530	[*]	[*]	[*]	60	30	[*]
VR-CH301531	[*]	[*]	[*]	60	30	[*]
VR-CH301606	[*]	[*]	[*]	45	30	[*]
VR-CH301620	[*]	[*]	[*]	60	30	[*]
VR-CH301838	[*]	[*]	[*]	50	60	[*]
VR-CH301854	[*]	[*]	[*]	65	30	[*]
VR-CH301855	[*]	[*]	[*]	65	30	[*]
VR-CH302174	[*]	[*]	[*]	40	0	[*]
VR-CH302223	[*]	[*]	[*]	40	30	[*]
VR-CH302229	[*]	[*]	[*]	50	60	[*]
VR-CH302238	[*]	[*]	[*]	50	60	[*]
VR-CH302239	[*]	[*]	[*]	50	60	[*]
VR-CH302240	[*]	[*]	[*]	50	60	[*]
VR-CH302241	[*]	[*]	[*]	50	60	[*]
VR-CH302322	[*]	[*]	[*]	50	60	[*]
VR-CH302346	[*]	[*]	[*]	50	30	[*]
VR-CH302411	[*]	[*]	[*]	50	60	[*]
VR-CH302415	[*]	[*]	[*]	50	60	[*]
VR-CH302424	[*]	[*]	[*]	50	60	[*]
VR-CH302567	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH302588	[*]	[*]	[*]	50	60	[*]
VR-CH302596	[*]	[*]	[*]	60	30	[*]
VR-CH302777	[*]	[*]	[*]	80	30	[*]
VR-CH302805	[*]	[*]	[*]	50	60	[*]
VR-CH302860	[*]	[*]	[*]	50	60	[*]
VR-CH302874	[*]	[*]	[*]	55	30	[*]
VR-CH302921	[*]	[*]	[*]	30	30	[*]
VR-CH302988	[*]	[*]	[*]	60	30	[*]
VR-CH303136	[*]	[*]	[*]	50	60	[*]
VR-CH303205	[*]	[*]	[*]	60	60	[*]
VR-CH303248	[*]	[*]	[*]	60	30	[*]
VR-CH303263	[*]	[*]	[*]	50	60	[*]
VR-CH303297	[*]	[*]	[*]	60	60	[*]
VR-CH303330	[*]	[*]	[*]	60	30	[*]
VR-CH303346	[*]	[*]	[*]	50	60	[*]
VR-CH303353	[*]	[*]	[*]	50	60	[*]
VR-CH303414	[*]	[*]	[*]	50	60	[*]
VR-CH303420	[*]	[*]	[*]	60	30	[*]
VR-CH303473	[*]	[*]	[*]	50	60	[*]
VR-CH303517	[*]	[*]	[*]	60	60	[*]
VR-CH303538	[*]	[*]	[*]	50	30	[*]
VR-CH303540	[*]	[*]	[*]	60	60	[*]
VR-CH303568	[*]	[*]	[*]	50	60	[*]
VR-CH303570	[*]	[*]	[*]	80	60	[*]
VR-CH303778	[*]	[*]	[*]	60	60	[*]
VR-CH303845	[*]	[*]	[*]	60	30	[*]
VR-CH303890	[*]	[*]	[*]	60	30	[*]
VR-CH303892	[*]	[*]	[*]	60	60	[*]
VR-CH303893	[*]	[*]	[*]	55	60	[*]
VR-CH303909	[*]	[*]	[*]	60	30	[*]
VR-CH303910	[*]	[*]	[*]	60	30	[*]
VR-CH303913	[*]	[*]	[*]	50	60	[*]
VR-CH303923	[*]	[*]	[*]	60	30	[*]
VR-CH303934	[*]	[*]	[*]	50	60	[*]
VR-CH303935	[*]	[*]	[*]	50	60	[*]
VR-CH303939	[*]	[*]	[*]	55	60	[*]
VR-CH303940	[*]	[*]	[*]	55	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH303951	[*]	[*]	[*]	65	30	[*]
VR-CH303956	[*]	[*]	[*]	60	30	[*]
VR-CH303958	[*]	[*]	[*]	60	30	[*]
VR-CH303999	[*]	[*]	[*]	60	60	[*]
VR-CH304049	[*]	[*]	[*]	60	0	[*]
VR-CH304050	[*]	[*]	[*]	60	30	[*]
VR-CH304060	[*]	[*]	[*]	60	30	[*]
VR-CH304072	[*]	[*]	[*]	40	30	[*]
VR-CH304076	[*]	[*]	[*]	60	30	[*]
VR-CH304077	[*]	[*]	[*]	60	30	[*]
VR-CH304079	[*]	[*]	[*]	60	30	[*]
VR-CH304090	[*]	[*]	[*]	50	0	[*]
VR-CH304099	[*]	[*]	[*]	40	60	[*]
VR-CH304101	[*]	[*]	[*]	50	60	[*]
VR-CH304107	[*]	[*]	[*]	80	60	[*]
VR-CH304108	[*]	[*]	[*]	60	30	[*]
VR-CH304116	[*]	[*]	[*]	60	60	[*]
VR-CH304126	[*]	[*]	[*]	50	60	[*]
VR-CH304127	[*]	[*]	[*]	50	60	[*]
VR-CH304128	[*]	[*]	[*]	50	60	[*]
VR-CH304147	[*]	[*]	[*]	50	30	[*]
VR-CH304180	[*]	[*]	[*]	60	30	[*]
VR-CH304182	[*]	[*]	[*]	60	30	[*]
VR-CH304183	[*]	[*]	[*]	60	30	[*]
VR-CH304198	[*]	[*]	[*]	65	30	[*]
VR-CH304259	[*]	[*]	[*]	50	0	[*]
VR-CH304305	[*]	[*]	[*]	60	30	[*]
VR-CH304347	[*]	[*]	[*]	50	30	[*]
VR-CH304365	[*]	[*]	[*]	60	30	[*]
VR-CH304387	[*]	[*]	[*]	60	30	[*]
VR-CH304424	[*]	[*]	[*]	65	30	[*]
VR-CH304434	[*]	[*]	[*]	60	30	[*]
VR-CH304512	[*]	[*]	[*]	60	60	[*]
VR-CH304630	[*]	[*]	[*]	50	60	[*]
VR-CH304634	[*]	[*]	[*]	60	30	[*]
VR-CH304675	[*]	[*]	[*]	30	30	[*]
VR-CH304697	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH304709	[*]	[*]	[*]	60	0	[*]
VR-CH304724	[*]	[*]	[*]	80	60	[*]
VR-CH304768	[*]	[*]	[*]	30	0	[*]
VR-CH304775	[*]	[*]	[*]	60	60	[*]
VR-CH304799	[*]	[*]	[*]	50	60	[*]
VR-CH304800	[*]	[*]	[*]	50	60	[*]
VR-CH304801	[*]	[*]	[*]	50	60	[*]
VR-CH304802	[*]	[*]	[*]	50	60	[*]
VR-CH304803	[*]	[*]	[*]	50	60	[*]
VR-CH304804	[*]	[*]	[*]	50	60	[*]
VR-CH304823	[*]	[*]	[*]	60	30	[*]
VR-CH304824	[*]	[*]	[*]	45	30	[*]
VR-CH304843	[*]	[*]	[*]	60	60	[*]
VR-CH304849	[*]	[*]	[*]	50	60	[*]
VR-CH304891	[*]	[*]	[*]	60	30	[*]
VR-CH304927	[*]	[*]	[*]	40	30	[*]
VR-CH304928	[*]	[*]	[*]	60	30	[*]
VR-CH304953	[*]	[*]	[*]	60	30	[*]
VR-CH305003	[*]	[*]	[*]	60	60	[*]
VR-CH305081	[*]	[*]	[*]	30	30	[*]
VR-CH305086	[*]	[*]	[*]	40	30	[*]
VR-CH305091	[*]	[*]	[*]	50	60	[*]
VR-CH305138	[*]	[*]	[*]	50	30	[*]
VR-CH305164	[*]	[*]	[*]	45	30	[*]
VR-CH305178	[*]	[*]	[*]	60	30	[*]
VR-CH305179	[*]	[*]	[*]	60	30	[*]
VR-CH305184	[*]	[*]	[*]	45	90	[*]
VR-CH305214	[*]	[*]	[*]	60	30	[*]
VR-CH305222	[*]	[*]	[*]	60	0	[*]
VR-CH305233	[*]	[*]	[*]	65	30	[*]
VR-CH305247	[*]	[*]	[*]	50	60	[*]
VR-CH305250	[*]	[*]	[*]	60	30	[*]
VR-CH305259	[*]	[*]	[*]	50	60	[*]
VR-CH305260	[*]	[*]	[*]	50	60	[*]
VR-CH305276	[*]	[*]	[*]	50	60	[*]
VR-CH305305	[*]	[*]	[*]	50	60	[*]
VR-CH305339	[*]	[*]	[*]	40	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH305343	[*]	[*]	[*]	30	0	[*]
VR-CH305356	[*]	[*]	[*]	50	30	[*]
VR-CH305357	[*]	[*]	[*]	45	0	[*]
VR-CH305398	[*]	[*]	[*]	60	30	[*]
VR-CH305412	[*]	[*]	[*]	60	60	[*]
VR-CH305415	[*]	[*]	[*]	45	30	[*]
VR-CH305416	[*]	[*]	[*]	45	30	[*]
VR-CH305417	[*]	[*]	[*]	52	30	[*]
VR-CH305441	[*]	[*]	[*]	50	60	[*]
VR-CH305456	[*]	[*]	[*]	50	60	[*]
VR-CH305465	[*]	[*]	[*]	50	60	[*]
VR-CH305509	[*]	[*]	[*]	50	60	[*]
VR-CH305516	[*]	[*]	[*]	60	0	[*]
VR-CH305525	[*]	[*]	[*]	50	60	[*]
VR-CH305532	[*]	[*]	[*]	50	60	[*]
VR-CH305557	[*]	[*]	[*]	60	35	[*]
VR-CH305589	[*]	[*]	[*]	50	60	[*]
VR-CH305610	[*]	[*]	[*]	50	60	[*]
VR-CH305616	[*]	[*]	[*]	50	60	[*]
VR-CH305626	[*]	[*]	[*]	50	60	[*]
VR-CH305629	[*]	[*]	[*]	50	60	[*]
VR-CH305630	[*]	[*]	[*]	50	60	[*]
VR-CH305642	[*]	[*]	[*]	50	60	[*]
VR-CH305649	[*]	[*]	[*]	50	60	[*]
VR-CH305656	[*]	[*]	[*]	50	60	[*]
VR-CH305658	[*]	[*]	[*]	50	60	[*]
VR-CH305711	[*]	[*]	[*]	60	30	[*]
VR-CH305737	[*]	[*]	[*]	60	0	[*]
VR-CH305757	[*]	[*]	[*]	70	30	[*]
VR-CH305759	[*]	[*]	[*]	60	30	[*]
VR-CH305774	[*]	[*]	[*]	50	60	[*]
VR-CH305776	[*]	[*]	[*]	50	60	[*]
VR-CH305818	[*]	[*]	[*]	30	0	[*]
VR-CH30594	[*]	[*]	[*]	30	0	[*]
VR-CH305944	[*]	[*]	[*]	45	30	[*]
VR-CH306007	[*]	[*]	[*]	50	60	[*]
VR-CH306014	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH306018	[*]	[*]	[*]	60	30	[*]
VR-CH306100	[*]	[*]	[*]	50	60	[*]
VR-CH306106	[*]	[*]	[*]	50	60	[*]
VR-CH306107	[*]	[*]	[*]	50	60	[*]
VR-CH306112	[*]	[*]	[*]	50	60	[*]
VR-CH306118	[*]	[*]	[*]	60	60	[*]
VR-CH306175	[*]	[*]	[*]	45	0	[*]
VR-CH306329	[*]	[*]	[*]	60	30	[*]
VR-CH306369	[*]	[*]	[*]	50	60	[*]
VR-CH306385	[*]	[*]	[*]	60	30	[*]
VR-CH306404	[*]	[*]	[*]	60	30	[*]
VR-CH306438	[*]	[*]	[*]	60	30	[*]
VR-CH306717	[*]	[*]	[*]	50	60	[*]
VR-CH306767	[*]	[*]	[*]	60	30	[*]
VR-CH306809	[*]	[*]	[*]	50	60	[*]
VR-CH306815	[*]	[*]	[*]	50	60	[*]
VR-CH306850	[*]	[*]	[*]	60	30	[*]
VR-CH306954	[*]	[*]	[*]	50	60	[*]
VR-CH307130	[*]	[*]	[*]	52	60	[*]
VR-CH307184	[*]	[*]	[*]	60	60	[*]
VR-CH307455	[*]	[*]	[*]	80	30	[*]
VR-CH307478	[*]	[*]	[*]	60	30	[*]
VR-CH307556	[*]	[*]	[*]	20	0	[*]
VR-CH307622	[*]	[*]	[*]	60	30	[*]
VR-CH307685	[*]	[*]	[*]	60	60	[*]
VR-CH307692	[*]	[*]	[*]	60	60	[*]
VR-CH307693	[*]	[*]	[*]	60	60	[*]
VR-CH307715	[*]	[*]	[*]	50	30	[*]
VR-CH307718	[*]	[*]	[*]	50	30	[*]
VR-CH307735	[*]	[*]	[*]	52	60	[*]
VR-CH307737	[*]	[*]	[*]	65	60	[*]
VR-CH307738	[*]	[*]	[*]	65	60	[*]
VR-CH307745	[*]	[*]	[*]	72	30	[*]
VR-CH307750	[*]	[*]	[*]	45	30	[*]
VR-CH307773	[*]	[*]	[*]	60	30	[*]
VR-CH307775	[*]	[*]	[*]	60	30	[*]
VR-CH307776	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH307777	[*]	[*]	[*]	50	30	[*]
VR-CH307816	[*]	[*]	[*]	60	0	[*]
VR-CH307831	[*]	[*]	[*]	50	60	[*]
VR-CH307862	[*]	[*]	[*]	40	0	[*]
VR-CH307863	[*]	[*]	[*]	40	0	[*]
VR-CH307909	[*]	[*]	[*]	60	30	[*]
VR-CH307924	[*]	[*]	[*]	60	60	[*]
VR-CH307927	[*]	[*]	[*]	65	35	[*]
VR-CH307947	[*]	[*]	[*]	75	30	[*]
VR-CH308197	[*]	[*]	[*]	55	30	[*]
VR-CH308199	[*]	[*]	[*]	60	0	[*]
VR-CH308205	[*]	[*]	[*]	60	30	[*]
VR-CH308219	[*]	[*]	[*]	45	7	[*]
VR-CH308253	[*]	[*]	[*]	65	30	[*]
VR-CH308257	[*]	[*]	[*]	60	60	[*]
VR-CH308261	[*]	[*]	[*]	60	30	[*]
VR-CH308265	[*]	[*]	[*]	72	30	[*]
VR-CH308324	[*]	[*]	[*]	30	30	[*]
VR-CH308338	[*]	[*]	[*]	60	60	[*]
VR-CH308339	[*]	[*]	[*]	65	60	[*]
VR-CH308340	[*]	[*]	[*]	20	0	[*]
VR-CH308341	[*]	[*]	[*]	60	60	[*]
VR-CH308390	[*]	[*]	[*]	60	60	[*]
VR-CH308391	[*]	[*]	[*]	55	60	[*]
VR-CH308392	[*]	[*]	[*]	55	60	[*]
VR-CH308393	[*]	[*]	[*]	55	60	[*]
VR-CH308394	[*]	[*]	[*]	55	60	[*]
VR-CH308423	[*]	[*]	[*]	60	60	[*]
VR-CH308437	[*]	[*]	[*]	50	30	[*]
VR-CH308439	[*]	[*]	[*]	50	60	[*]
VR-CH308440	[*]	[*]	[*]	50	60	[*]
VR-CH308441	[*]	[*]	[*]	60	30	[*]
VR-CH308447	[*]	[*]	[*]	60	0	[*]
VR-CH308461	[*]	[*]	[*]	60	30	[*]
VR-CH308487	[*]	[*]	[*]	50	30	[*]
VR-CH308510	[*]	[*]	[*]	50	60	[*]
VR-CH308513	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH308670	[*]	[*]	[*]	50	60	[*]
VR-CH308673	[*]	[*]	[*]	50	60	[*]
VR-CH308675	[*]	[*]	[*]	60	0	[*]
VR-CH308676	[*]	[*]	[*]	60	30	[*]
VR-CH308677	[*]	[*]	[*]	60	30	[*]
VR-CH308706	[*]	[*]	[*]	60	30	[*]
VR-CH308710	[*]	[*]	[*]	90	30	[*]
VR-CH308723	[*]	[*]	[*]	50	60	[*]
VR-CH308727	[*]	[*]	[*]	50	60	[*]
VR-CH308736	[*]	[*]	[*]	60	30	[*]
VR-CH309023	[*]	[*]	[*]	60	30	[*]
VR-CH309073	[*]	[*]	[*]	60	30	[*]
VR-CH309177	[*]	[*]	[*]	60	30	[*]
VR-CH309178	[*]	[*]	[*]	60	30	[*]
VR-CH309184	[*]	[*]	[*]	60	30	[*]
VR-CH309208	[*]	[*]	[*]	60	30	[*]
VR-CH309219	[*]	[*]	[*]	20	30	[*]
VR-CH309247	[*]	[*]	[*]	60	30	[*]
VR-CH309260	[*]	[*]	[*]	60	30	[*]
VR-CH309294	[*]	[*]	[*]	60	30	[*]
VR-CH309301	[*]	[*]	[*]	60	30	[*]
VR-CH309331	[*]	[*]	[*]	60	60	[*]
VR-CH309382	[*]	[*]	[*]	40	60	[*]
VR-CH309383	[*]	[*]	[*]	40	60	[*]
VR-CH309418	[*]	[*]	[*]	52	60	[*]
VR-CH309432	[*]	[*]	[*]	50	60	[*]
VR-CH309435	[*]	[*]	[*]	50	60	[*]
VR-CH309469	[*]	[*]	[*]	1	0	[*]
VR-CH309470	[*]	[*]	[*]	60	0	[*]
VR-CH309478	[*]	[*]	[*]	50	60	[*]
VR-CH309479	[*]	[*]	[*]	60	35	[*]
VR-CH309480	[*]	[*]	[*]	20	0	[*]
VR-CH309484	[*]	[*]	[*]	50	60	[*]
VR-CH309495	[*]	[*]	[*]	50	60	[*]
VR-CH309505	[*]	[*]	[*]	1	30	[*]
VR-CH309530	[*]	[*]	[*]	52	60	[*]
VR-CH309531	[*]	[*]	[*]	30	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH309584	[*]	[*]	[*]	50	60	[*]
VR-CH309586	[*]	[*]	[*]	50	60	[*]
VR-CH309587	[*]	[*]	[*]	50	60	[*]
VR-CH309634	[*]	[*]	[*]	50	60	[*]
VR-CH309653	[*]	[*]	[*]	1	0	[*]
VR-CH309682	[*]	[*]	[*]	50	60	[*]
VR-CH309705	[*]	[*]	[*]	70	30	[*]
VR-CH309710	[*]	[*]	[*]	50	60	[*]
VR-CH309712	[*]	[*]	[*]	20	30	[*]
VR-CH309742	[*]	[*]	[*]	60	60	[*]
VR-CH309743	[*]	[*]	[*]	60	30	[*]
VR-CH309755	[*]	[*]	[*]	60	60	[*]
VR-CH309800	[*]	[*]	[*]	20	0	[*]
VR-CH309804	[*]	[*]	[*]	50	60	[*]
VR-CH309808	[*]	[*]	[*]	60	30	[*]
VR-CH309810	[*]	[*]	[*]	60	60	[*]
VR-CH309811	[*]	[*]	[*]	60	60	[*]
VR-CH309812	[*]	[*]	[*]	60	60	[*]
VR-CH309826	[*]	[*]	[*]	60	30	[*]
VR-CH309865	[*]	[*]	[*]	25	30	[*]
VR-CH309899	[*]	[*]	[*]	20	0	[*]
VR-CH309913	[*]	[*]	[*]	60	60	[*]
VR-CH309944	[*]	[*]	[*]	25	30	[*]
VR-CH309949	[*]	[*]	[*]	50	60	[*]
VR-CH309967	[*]	[*]	[*]	60	60	[*]
VR-CH309968	[*]	[*]	[*]	60	60	[*]
VR-CH309978	[*]	[*]	[*]	90	30	[*]
VR-CH309979	[*]	[*]	[*]	90	30	[*]
VR-CH309980	[*]	[*]	[*]	90	30	[*]
VR-CH310000	[*]	[*]	[*]	50	60	[*]
VR-CH310053	[*]	[*]	[*]	60	30	[*]
VR-CH310109	[*]	[*]	[*]	60	60	[*]
VR-CH310126	[*]	[*]	[*]	20	0	[*]
VR-CH310131	[*]	[*]	[*]	40	60	[*]
VR-CH310189	[*]	[*]	[*]	60	30	[*]
VR-CH310198	[*]	[*]	[*]	50	60	[*]
VR-CH310275	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH310277	[*]	[*]	[*]	50	60	[*]
VR-CH310294	[*]	[*]	[*]	60	30	[*]
VR-CH310356	[*]	[*]	[*]	25	30	[*]
VR-CH310366	[*]	[*]	[*]	50	60	[*]
VR-CH310367	[*]	[*]	[*]	60	60	[*]
VR-CH310369	[*]	[*]	[*]	40	0	[*]
VR-CH310370	[*]	[*]	[*]	50	0	[*]
VR-CH310372	[*]	[*]	[*]	50	60	[*]
VR-CH310447	[*]	[*]	[*]	52	60	[*]
VR-CH310448	[*]	[*]	[*]	50	60	[*]
VR-CH310453	[*]	[*]	[*]	50	60	[*]
VR-CH310458	[*]	[*]	[*]	60	0	[*]
VR-CH310471	[*]	[*]	[*]	50	60	[*]
VR-CH310563	[*]	[*]	[*]	20	0	[*]
VR-CH310564	[*]	[*]	[*]	50	0	[*]
VR-CH310566	[*]	[*]	[*]	30	60	[*]
VR-CH310601	[*]	[*]	[*]	60	30	[*]
VR-CH31066	[*]	[*]	[*]	30	30	[*]
VR-CH310671	[*]	[*]	[*]	60	60	[*]
VR-CH310678	[*]	[*]	[*]	50	60	[*]
VR-CH310720	[*]	[*]	[*]	60	30	[*]
VR-CH31074	[*]	[*]	[*]	30	0	[*]
VR-CH310749	[*]	[*]	[*]	60	30	[*]
VR-CH31075	[*]	[*]	[*]	30	0	[*]
VR-CH310753	[*]	[*]	[*]	60	30	[*]
VR-CH310765	[*]	[*]	[*]	50	60	[*]
VR-CH310788	[*]	[*]	[*]	60	30	[*]
VR-CH31080	[*]	[*]	[*]	30	0	[*]
VR-CH310825	[*]	[*]	[*]	60	30	[*]
VR-CH310950	[*]	[*]	[*]	60	0	[*]
VR-CH310951	[*]	[*]	[*]	60	30	[*]
VR-CH310952	[*]	[*]	[*]	60	0	[*]
VR-CH310963	[*]	[*]	[*]	60	0	[*]
VR-CH310968	[*]	[*]	[*]	50	30	[*]
VR-CH310981	[*]	[*]	[*]	45	30	[*]
VR-CH311020	[*]	[*]	[*]	20	30	[*]
VR-CH311044	[*]	[*]	[*]	60	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH311103	[*]	[*]	[*]	90	30	[*]
VR-CH311109	[*]	[*]	[*]	50	30	[*]
VR-CH311142	[*]	[*]	[*]	40	0	[*]
VR-CH311150	[*]	[*]	[*]	52	60	[*]
VR-CH311176	[*]	[*]	[*]	60	60	[*]
VR-CH311189	[*]	[*]	[*]	55	60	[*]
VR-CH311190	[*]	[*]	[*]	55	60	[*]
VR-CH311191	[*]	[*]	[*]	60	30	[*]
VR-CH311203	[*]	[*]	[*]	60	60	[*]
VR-CH311209	[*]	[*]	[*]	30	0	[*]
VR-CH311213	[*]	[*]	[*]	60	60	[*]
VR-CH311215	[*]	[*]	[*]	60	60	[*]
VR-CH311219	[*]	[*]	[*]	60	60	[*]
VR-CH311220	[*]	[*]	[*]	60	60	[*]
VR-CH311221	[*]	[*]	[*]	60	30	[*]
VR-CH311271	[*]	[*]	[*]	40	0	[*]
VR-CH311274	[*]	[*]	[*]	60	60	[*]
VR-CH311482	[*]	[*]	[*]	50	30	[*]
VR-CH311491	[*]	[*]	[*]	40	60	[*]
VR-CH311574	[*]	[*]	[*]	20	30	[*]
VR-CH311575	[*]	[*]	[*]	1	30	[*]
VR-CH311579	[*]	[*]	[*]	60	30	[*]
VR-CH311594	[*]	[*]	[*]	60	0	[*]
VR-CH311616	[*]	[*]	[*]	30	0	[*]
VR-CH311620	[*]	[*]	[*]	60	60	[*]
VR-CH311621	[*]	[*]	[*]	60	60	[*]
VR-CH311634	[*]	[*]	[*]	60	30	[*]
VR-CH311651	[*]	[*]	[*]	50	0	[*]
VR-CH311671	[*]	[*]	[*]	50	60	[*]
VR-CH311672	[*]	[*]	[*]	50	60	[*]
VR-CH311673	[*]	[*]	[*]	50	60	[*]
VR-CH311759	[*]	[*]	[*]	50	60	[*]
VR-CH32846	[*]	[*]	[*]	40	0	[*]
VR-CH33287	[*]	[*]	[*]	40	30	[*]
VR-CH34295	[*]	[*]	[*]	30	0	[*]
VR-CH34394	[*]	[*]	[*]	30	0	[*]
VR-CH34719	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH34782	[*]	[*]	[*]	30	30	[*]
VR-CH35105	[*]	[*]	[*]	30	30	[*]
VR-CH35582	[*]	[*]	[*]	30	0	[*]
VR-CH35583	[*]	[*]	[*]	30	30	[*]
VR-CH36083	[*]	[*]	[*]	60	30	[*]
VR-CH36198	[*]	[*]	[*]	30	0	[*]
VR-CH37484	[*]	[*]	[*]	30	0	[*]
VR-CH37484R	[*]	[*]	[*]	30	0	[*]
VR-CH37485	[*]	[*]	[*]	30	30	[*]
VR-CH37622	[*]	[*]	[*]	30	0	[*]
VR-CH39575	[*]	[*]	[*]	40	60	[*]
VR-CH39857	[*]	[*]	[*]	30	30	[*]
VR-CH400084	[*]	[*]	[*]	60	30	[*]
VR-CH40118	[*]	[*]	[*]	60	0	[*]
VR-CH40599	[*]	[*]	[*]	30	0	[*]
VR-CH41427	[*]	[*]	[*]	30	0	[*]
VR-CH42573	[*]	[*]	[*]	60	30	[*]
VR-CH42593	[*]	[*]	[*]	50	0	[*]
VR-CH44525	[*]	[*]	[*]	60	30	[*]
VR-CH44543	[*]	[*]	[*]	50	30	[*]
VR-CH47439	[*]	[*]	[*]	50	60	[*]
VR-CH47677	[*]	[*]	[*]	30	30	[*]
VR-CH48244	[*]	[*]	[*]	10	30	[*]
VR-CH48256	[*]	[*]	[*]	60	60	[*]
VR-CH49716	[*]	[*]	[*]	60	30	[*]
VR-CH49729	[*]	[*]	[*]	45	30	[*]
VR-CH49909	[*]	[*]	[*]	40	60	[*]
VR-CH49919	[*]	[*]	[*]	60	30	[*]
VR-CH49974	[*]	[*]	[*]	45	30	[*]
VR-CH50101	[*]	[*]	[*]	30	30	[*]
VR-CH51153	[*]	[*]	[*]	30	0	[*]
VR-CH51473	[*]	[*]	[*]	30	0	[*]
VR-CH51514	[*]	[*]	[*]	30	0	[*]
VR-CH51536	[*]	[*]	[*]	30	0	[*]
VR-CH51673	[*]	[*]	[*]	55	60	[*]
VR-CH51762	[*]	[*]	[*]	60	30	[*]
VR-CH51763	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH51766	[*]	[*]	[*]	120	30	[*]
VR-CH51767	[*]	[*]	[*]	120	30	[*]
VR-CH51768	[*]	[*]	[*]	60	7	[*]
VR-CH51774	[*]	[*]	[*]	60	0	[*]
VR-CH51786	[*]	[*]	[*]	60	30	[*]
VR-CH51867	[*]	[*]	[*]	60	0	[*]
VR-CH51876	[*]	[*]	[*]	45	30	[*]
VR-CH51878	[*]	[*]	[*]	45	30	[*]
VR-CH53264	[*]	[*]	[*]	60	30	[*]
VR-CH53269	[*]	[*]	[*]	50	60	[*]
VR-CH53318	[*]	[*]	[*]	40	30	[*]
VR-CH53387	[*]	[*]	[*]	30	0	[*]
VR-CH53395	[*]	[*]	[*]	60	7	[*]
VR-CH53464	[*]	[*]	[*]	60	30	[*]
VR-CH53678	[*]	[*]	[*]	50	30	[*]
VR-CH53980	[*]	[*]	[*]	40	30	[*]
VR-CH54677	[*]	[*]	[*]	45	0	[*]
VR-CH54884	[*]	[*]	[*]	45	0	[*]
VR-CH55612	[*]	[*]	[*]	60	30	[*]
VR-CH55939	[*]	[*]	[*]	60	30	[*]
VR-CH56005	[*]	[*]	[*]	50	60	[*]
VR-CH56014	[*]	[*]	[*]	50	60	[*]
VR-CH56026	[*]	[*]	[*]	50	60	[*]
VR-CH56050	[*]	[*]	[*]	50	60	[*]
VR-CH56093	[*]	[*]	[*]	50	60	[*]
VR-CH56094	[*]	[*]	[*]	50	60	[*]
VR-CH56096	[*]	[*]	[*]	50	60	[*]
VR-CH56107	[*]	[*]	[*]	50	60	[*]
VR-CH56152	[*]	[*]	[*]	50	60	[*]
VR-CH56162	[*]	[*]	[*]	50	60	[*]
VR-CH56171	[*]	[*]	[*]	50	60	[*]
VR-CH56175	[*]	[*]	[*]	50	60	[*]
VR-CH56189	[*]	[*]	[*]	50	60	[*]
VR-CH56212	[*]	[*]	[*]	50	60	[*]
VR-CH56218	[*]	[*]	[*]	50	60	[*]
VR-CH56241	[*]	[*]	[*]	50	60	[*]
VR-CH56298	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH56312	[*]	[*]	[*]	50	60	[*]
VR-CH56327	[*]	[*]	[*]	50	60	[*]
VR-CH56329	[*]	[*]	[*]	50	60	[*]
VR-CH56330	[*]	[*]	[*]	50	60	[*]
VR-CH56332	[*]	[*]	[*]	50	60	[*]
VR-CH56342	[*]	[*]	[*]	50	60	[*]
VR-CH56353	[*]	[*]	[*]	50	60	[*]
VR-CH57128	[*]	[*]	[*]	55	60	[*]
VR-CH57244	[*]	[*]	[*]	50	30	[*]
VR-CH57324	[*]	[*]	[*]	72	30	[*]
VR-CH57376	[*]	[*]	[*]	50	7	[*]
VR-CH57387	[*]	[*]	[*]	50	30	[*]
VR-CH57400	[*]	[*]	[*]	50	45	[*]
VR-CH57410	[*]	[*]	[*]	45	30	[*]
VR-CH57518	[*]	[*]	[*]	65	30	[*]
VR-CH57531	[*]	[*]	[*]	60	0	[*]
VR-CH57635	[*]	[*]	[*]	50	30	[*]
VR-CH57660	[*]	[*]	[*]	60	7	[*]
VR-CH57933	[*]	[*]	[*]	55	60	[*]
VR-CH58249	[*]	[*]	[*]	40	30	[*]
VR-CH58848	[*]	[*]	[*]	50	60	[*]
VR-CH58851	[*]	[*]	[*]	60	60	[*]
VR-CH58895	[*]	[*]	[*]	50	30	[*]
VR-CH58896	[*]	[*]	[*]	60	30	[*]
VR-CH58898	[*]	[*]	[*]	50	60	[*]
VR-CH58918	[*]	[*]	[*]	60	30	[*]
VR-CH59018	[*]	[*]	[*]	30	0	[*]
VR-CH59041	[*]	[*]	[*]	60	7	[*]
VR-CH59389	[*]	[*]	[*]	60	45	[*]
VR-CH59799	[*]	[*]	[*]	30	30	[*]
VR-CH59804	[*]	[*]	[*]	60	30	[*]
VR-CH59913	[*]	[*]	[*]	45	30	[*]
VR-CH60655	[*]	[*]	[*]	30	30	[*]
VR-CH61141	[*]	[*]	[*]	45	30	[*]
VR-CH62671	[*]	[*]	[*]	30	30	[*]
VR-CH62856	[*]	[*]	[*]	50	60	[*]
VR-CH64717	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH66294	[*]	[*]	[*]	50	60	[*]
VR-CH70030	[*]	[*]	[*]	50	60	[*]
VR-CH70142	[*]	[*]	[*]	50	60	[*]
VR-CH70143	[*]	[*]	[*]	50	60	[*]
VR-CH70144	[*]	[*]	[*]	50	60	[*]
VR-CH70145	[*]	[*]	[*]	50	60	[*]
VR-CH70146	[*]	[*]	[*]	50	60	[*]
VR-CH70150	[*]	[*]	[*]	50	60	[*]
VR-CH70151	[*]	[*]	[*]	50	60	[*]
VR-CH70159	[*]	[*]	[*]	50	60	[*]
VR-CH70160	[*]	[*]	[*]	50	60	[*]
VR-CH70293	[*]	[*]	[*]	30	30	[*]
VR-CH70294	[*]	[*]	[*]	30	30	[*]
VR-CH70295	[*]	[*]	[*]	30	30	[*]
VR-CH70413	[*]	[*]	[*]	60	30	[*]
VR-CH70501	[*]	[*]	[*]	50	60	[*]
VR-CH70542	[*]	[*]	[*]	50	30	[*]
VR-CH70579	[*]	[*]	[*]	50	60	[*]
VR-CH70894	[*]	[*]	[*]	50	60	[*]
VR-CH70944	[*]	[*]	[*]	60	30	[*]
VR-CH70945	[*]	[*]	[*]	60	30	[*]
VR-CH70951	[*]	[*]	[*]	50	60	[*]
VR-CH71009	[*]	[*]	[*]	50	60	[*]
VR-CH71069	[*]	[*]	[*]	30	0	[*]
VR-CH71154	[*]	[*]	[*]	60	30	[*]
VR-CH71211	[*]	[*]	[*]	60	0	[*]
VR-CH71235	[*]	[*]	[*]	52	60	[*]
VR-CH71320	[*]	[*]	[*]	50	60	[*]
VR-CH71331	[*]	[*]	[*]	80	30	[*]
VR-CH71388	[*]	[*]	[*]	30	0	[*]
VR-CH71409	[*]	[*]	[*]	50	30	[*]
VR-CH71462	[*]	[*]	[*]	45	30	[*]
VR-CH71504	[*]	[*]	[*]	40	60	[*]
VR-CH71603	[*]	[*]	[*]	60	30	[*]
VR-CH71625	[*]	[*]	[*]	50	30	[*]
VR-CH71671	[*]	[*]	[*]	60	30	[*]
VR-CH71720	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH71721	[*]	[*]	[*]	50	60	[*]
VR-CH71769	[*]	[*]	[*]	50	30	[*]
VR-CH71801	[*]	[*]	[*]	55	30	[*]
VR-CH71867	[*]	[*]	[*]	60	30	[*]
VR-CH71942	[*]	[*]	[*]	60	30	[*]
VR-CH72083	[*]	[*]	[*]	50	60	[*]
VR-CH72258	[*]	[*]	[*]	60	30	[*]
VR-CH72284	[*]	[*]	[*]	30	0	[*]
VR-CH72672	[*]	[*]	[*]	50	60	[*]
VR-CH73055	[*]	[*]	[*]	40	30	[*]
VR-CH73443	[*]	[*]	[*]	50	60	[*]
VR-CH73497	[*]	[*]	[*]	60	60	[*]
VR-CH73684	[*]	[*]	[*]	60	60	[*]
VR-CH73697	[*]	[*]	[*]	50	60	[*]
VR-CH73701	[*]	[*]	[*]	50	60	[*]
VR-CH73704	[*]	[*]	[*]	50	60	[*]
VR-CH73706	[*]	[*]	[*]	50	60	[*]
VR-CH73749	[*]	[*]	[*]	50	60	[*]
VR-CH73781	[*]	[*]	[*]	60	30	[*]
VR-CH73830	[*]	[*]	[*]	55	0	[*]
VR-CH73878	[*]	[*]	[*]	50	60	[*]
VR-CH73922	[*]	[*]	[*]	60	30	[*]
VR-CH74201	[*]	[*]	[*]	50	60	[*]
VR-CH74206	[*]	[*]	[*]	50	60	[*]
VR-CH74208	[*]	[*]	[*]	50	60	[*]
VR-CH74607	[*]	[*]	[*]	45	30	[*]
VR-CH74616	[*]	[*]	[*]	50	60	[*]
VR-CH74796	[*]	[*]	[*]	30	30	[*]
VR-CH74885	[*]	[*]	[*]	50	60	[*]
VR-CH74886	[*]	[*]	[*]	50	60	[*]
VR-CH75407	[*]	[*]	[*]	55	60	[*]
VR-CH75454	[*]	[*]	[*]	50	60	[*]
VR-CH75459	[*]	[*]	[*]	50	60	[*]
VR-CH75468	[*]	[*]	[*]	50	60	[*]
VR-CH75484	[*]	[*]	[*]	50	60	[*]
VR-CH75593	[*]	[*]	[*]	30	30	[*]
VR-CH75684	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH75687	[*]	[*]	[*]	55	60	[*]
VR-CH75903	[*]	[*]	[*]	60	30	[*]
VR-CH75943	[*]	[*]	[*]	30	0	[*]
VR-CH76018	[*]	[*]	[*]	60	30	[*]
VR-CH76091	[*]	[*]	[*]	50	60	[*]
VR-CH76093	[*]	[*]	[*]	50	60	[*]
VR-CH76097	[*]	[*]	[*]	48	30	[*]
VR-CH76101	[*]	[*]	[*]	50	30	[*]
VR-CH76108	[*]	[*]	[*]	40	60	[*]
VR-CH76207	[*]	[*]	[*]	40	60	[*]
VR-CH76583	[*]	[*]	[*]	50	60	[*]
VR-CH76666	[*]	[*]	[*]	60	60	[*]
VR-CH76677	[*]	[*]	[*]	60	0	[*]
VR-CH76884	[*]	[*]	[*]	48	30	[*]
VR-CH76937	[*]	[*]	[*]	60	30	[*]
VR-CH77032	[*]	[*]	[*]	60	30	[*]
VR-CH77118	[*]	[*]	[*]	60	60	[*]
VR-CH77302	[*]	[*]	[*]	50	60	[*]
VR-CH77303	[*]	[*]	[*]	50	60	[*]
VR-CH77304	[*]	[*]	[*]	50	60	[*]
VR-CH77305	[*]	[*]	[*]	50	60	[*]
VR-CH77306	[*]	[*]	[*]	60	30	[*]
VR-CH77307	[*]	[*]	[*]	60	30	[*]
VR-CH77356	[*]	[*]	[*]	60	30	[*]
VR-CH77368	[*]	[*]	[*]	60	30	[*]
VR-CH77405	[*]	[*]	[*]	50	60	[*]
VR-CH77408	[*]	[*]	[*]	55	60	[*]
VR-CH77512	[*]	[*]	[*]	60	60	[*]
VR-CH77527	[*]	[*]	[*]	60	60	[*]
VR-CH77581	[*]	[*]	[*]	60	30	[*]
VR-CH80163	[*]	[*]	[*]	25	30	[*]
VR-CH81332	[*]	[*]	[*]	30	0	[*]
VR-CH81421	[*]	[*]	[*]	50	60	[*]
VR-CH81422	[*]	[*]	[*]	50	60	[*]
VR-CH81423	[*]	[*]	[*]	50	60	[*]
VR-CH81424	[*]	[*]	[*]	50	60	[*]
VR-CH81427	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH81429	[*]	[*]	[*]	50	60	[*]
VR-CH81431	[*]	[*]	[*]	30	30	[*]
VR-CH81582	[*]	[*]	[*]	50	60	[*]
VR-CH81584	[*]	[*]	[*]	50	60	[*]
VR-CH81757	[*]	[*]	[*]	60	30	[*]
VR-CH84263	[*]	[*]	[*]	20	0	[*]
VR-CH84955	[*]	[*]	[*]	50	30	[*]
VR-CH84956	[*]	[*]	[*]	50	0	[*]
VR-CH84957	[*]	[*]	[*]	1	0	[*]
VR-CH89563	[*]	[*]	[*]	3	0	[*]
VR-CH89702	[*]	[*]	[*]	50	30	[*]
VR-CH89712	[*]	[*]	[*]	20	0	[*]
VR-CHT00367	[*]	[*]	[*]	25	30	[*]
VR-P_57836	[*]	[*]	[*]	60	30	[*]
VR-P_69506	[*]	[*]	[*]	30	30	[*]
VR-P_X0818	[*]	[*]	[*]	50	0	[*]
VR-P102754	[*]	[*]	[*]	60	60	[*]
VR-P104615	[*]	[*]	[*]	60	60	[*]
VR-P10573	[*]	[*]	[*]	30	0	[*]
VR-P17868	[*]	[*]	[*]	30	30	[*]
VR-P17956	[*]	[*]	[*]	50	60	[*]
VR-P17959	[*]	[*]	[*]	50	60	[*]
VR-P17962	[*]	[*]	[*]	50	60	[*]
VR-P18142	[*]	[*]	[*]	30	30	[*]
VR-P18936	[*]	[*]	[*]	20	0	[*]
VR-P18937	[*]	[*]	[*]	20	0	[*]
VR-P19048	[*]	[*]	[*]	50	30	[*]
VR-P19049	[*]	[*]	[*]	50	0	[*]
VR-P19050	[*]	[*]	[*]	50	0	[*]
VR-P19055	[*]	[*]	[*]	40	30	[*]
VR-P19056	[*]	[*]	[*]	50	30	[*]
VR-P19057	[*]	[*]	[*]	50	30	[*]
VR-P19058	[*]	[*]	[*]	50	0	[*]
VR-P19072	[*]	[*]	[*]	50	60	[*]
VR-P19073	[*]	[*]	[*]	50	60	[*]
VR-P19075	[*]	[*]	[*]	50	0	[*]
VR-P19076	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P19086	[*]	[*]	[*]	50	0	[*]
VR-P19087	[*]	[*]	[*]	50	0	[*]
VR-P19130	[*]	[*]	[*]	30	0	[*]
VR-P19130R	[*]	[*]	[*]	30	0	[*]
VR-P19131	[*]	[*]	[*]	50	0	[*]
VR-P19132	[*]	[*]	[*]	50	30	[*]
VR-P19133	[*]	[*]	[*]	50	30	[*]
VR-P19134	[*]	[*]	[*]	50	0	[*]
VR-P19134R	[*]	[*]	[*]	50	0	[*]
VR-P19135	[*]	[*]	[*]	50	30	[*]
VR-P19135R	[*]	[*]	[*]	50	0	[*]
VR-P19154	[*]	[*]	[*]	60	60	[*]
VR-P19154R	[*]	[*]	[*]	60	60	[*]
VR-P19160	[*]	[*]	[*]	60	30	[*]
VR-P19161	[*]	[*]	[*]	60	30	[*]
VR-P19162	[*]	[*]	[*]	60	30	[*]
VR-P19163	[*]	[*]	[*]	60	30	[*]
VR-P19164	[*]	[*]	[*]	60	0	[*]
VR-P19165	[*]	[*]	[*]	60	0	[*]
VR-P19193	[*]	[*]	[*]	50	30	[*]
VR-P19194	[*]	[*]	[*]	50	0	[*]
VR-P19195	[*]	[*]	[*]	50	0	[*]
VR-P19199	[*]	[*]	[*]	50	0	[*]
VR-P19207	[*]	[*]	[*]	50	60	[*]
VR-P19210	[*]	[*]	[*]	50	30	[*]
VR-P19211	[*]	[*]	[*]	50	60	[*]
VR-P19213	[*]	[*]	[*]	60	30	[*]
VR-P19214	[*]	[*]	[*]	60	30	[*]
VR-P19215	[*]	[*]	[*]	60	30	[*]
VR-P19224	[*]	[*]	[*]	50	60	[*]
VR-P19225	[*]	[*]	[*]	50	60	[*]
VR-P19228	[*]	[*]	[*]	50	30	[*]
VR-P19234	[*]	[*]	[*]	50	60	[*]
VR-P19235	[*]	[*]	[*]	50	0	[*]
VR-P19261	[*]	[*]	[*]	50	60	[*]
VR-P19275	[*]	[*]	[*]	60	0	[*]
VR-P19277	[*]	[*]	[*]	60	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P19279	[*]	[*]	[*]	60	0	[*]
VR-P19302	[*]	[*]	[*]	30	30	[*]
VR-P19303	[*]	[*]	[*]	30	30	[*]
VR-P19306	[*]	[*]	[*]	30	0	[*]
VR-P19307	[*]	[*]	[*]	30	0	[*]
VR-P19308	[*]	[*]	[*]	30	30	[*]
VR-P19309	[*]	[*]	[*]	30	30	[*]
VR-P19313	[*]	[*]	[*]	50	0	[*]
VR-P19314	[*]	[*]	[*]	50	0	[*]
VR-P19319	[*]	[*]	[*]	50	60	[*]
VR-P19320	[*]	[*]	[*]	50	0	[*]
VR-P19320R	[*]	[*]	[*]	50	0	[*]
VR-P19355	[*]	[*]	[*]	50	0	[*]
VR-P19356	[*]	[*]	[*]	50	0	[*]
VR-P19357	[*]	[*]	[*]	50	60	[*]
VR-P19380	[*]	[*]	[*]	40	30	[*]
VR-P19398	[*]	[*]	[*]	50	60	[*]
VR-P19402	[*]	[*]	[*]	40	30	[*]
VR-P19458	[*]	[*]	[*]	60	30	[*]
VR-P19458R	[*]	[*]	[*]	60	0	[*]
VR-P19459	[*]	[*]	[*]	60	30	[*]
VR-P19459R	[*]	[*]	[*]	60	0	[*]
VR-P19460	[*]	[*]	[*]	60	30	[*]
VR-P19460R	[*]	[*]	[*]	60	0	[*]
VR-P19461	[*]	[*]	[*]	60	0	[*]
VR-P19461R	[*]	[*]	[*]	60	0	[*]
VR-P19476	[*]	[*]	[*]	50	30	[*]
VR-P19477	[*]	[*]	[*]	50	30	[*]
VR-P19486	[*]	[*]	[*]	30	0	[*]
VR-P19487	[*]	[*]	[*]	50	30	[*]
VR-P19488	[*]	[*]	[*]	50	0	[*]
VR-P19509	[*]	[*]	[*]	40	0	[*]
VR-P19516	[*]	[*]	[*]	60	30	[*]
VR-P19518	[*]	[*]	[*]	50	30	[*]
VR-P19520	[*]	[*]	[*]	90	30	[*]
VR-P19529	[*]	[*]	[*]	50	0	[*]
VR-P19530	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P19531	[*]	[*]	[*]	50	30	[*]
VR-P19532	[*]	[*]	[*]	50	30	[*]
VR-P19533	[*]	[*]	[*]	50	30	[*]
VR-P19540	[*]	[*]	[*]	30	30	[*]
VR-P19540R	[*]	[*]	[*]	30	0	[*]
VR-P19542	[*]	[*]	[*]	30	30	[*]
VR-P19542R	[*]	[*]	[*]	30	0	[*]
VR-P19544	[*]	[*]	[*]	50	30	[*]
VR-P19554	[*]	[*]	[*]	50	0	[*]
VR-P19555	[*]	[*]	[*]	50	60	[*]
VR-P19574	[*]	[*]	[*]	50	30	[*]
VR-P19577	[*]	[*]	[*]	50	0	[*]
VR-P19578	[*]	[*]	[*]	50	30	[*]
VR-P19579	[*]	[*]	[*]	50	0	[*]
VR-P19587	[*]	[*]	[*]	50	0	[*]
VR-P19628	[*]	[*]	[*]	50	30	[*]
VR-P19629	[*]	[*]	[*]	50	30	[*]
VR-P19648	[*]	[*]	[*]	50	0	[*]
VR-P19651	[*]	[*]	[*]	50	30	[*]
VR-P19652	[*]	[*]	[*]	50	30	[*]
VR-P19657	[*]	[*]	[*]	50	60	[*]
VR-P19678	[*]	[*]	[*]	50	30	[*]
VR-P19679	[*]	[*]	[*]	50	0	[*]
VR-P19687	[*]	[*]	[*]	60	30	[*]
VR-P19688	[*]	[*]	[*]	60	30	[*]
VR-P19689	[*]	[*]	[*]	30	30	[*]
VR-P19690	[*]	[*]	[*]	60	30	[*]
VR-P19691	[*]	[*]	[*]	60	30	[*]
VR-P19693	[*]	[*]	[*]	60	30	[*]
VR-P19731	[*]	[*]	[*]	50	60	[*]
VR-P19734	[*]	[*]	[*]	50	60	[*]
VR-P19750	[*]	[*]	[*]	50	60	[*]
VR-P19751	[*]	[*]	[*]	50	60	[*]
VR-P19755	[*]	[*]	[*]	50	60	[*]
VR-P19777	[*]	[*]	[*]	60	0	[*]
VR-P19784	[*]	[*]	[*]	60	30	[*]
VR-P19793	[*]	[*]	[*]	50	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P19795	[*]	[*]	[*]	50	0	[*]
VR-P19799	[*]	[*]	[*]	40	30	[*]
VR-P19802	[*]	[*]	[*]	25	0	[*]
VR-P19819	[*]	[*]	[*]	50	0	[*]
VR-P19819R	[*]	[*]	[*]	50	0	[*]
VR-P19820	[*]	[*]	[*]	50	0	[*]
VR-P19820R	[*]	[*]	[*]	50	0	[*]
VR-P19821	[*]	[*]	[*]	50	0	[*]
VR-P19821R	[*]	[*]	[*]	50	0	[*]
VR-P19835	[*]	[*]	[*]	50	60	[*]
VR-P19845	[*]	[*]	[*]	20	0	[*]
VR-P19855	[*]	[*]	[*]	50	60	[*]
VR-P19858	[*]	[*]	[*]	50	0	[*]
VR-P19860	[*]	[*]	[*]	50	60	[*]
VR-P19863	[*]	[*]	[*]	50	60	[*]
VR-P19876	[*]	[*]	[*]	50	0	[*]
VR-P19908	[*]	[*]	[*]	25	0	[*]
VR-P19913	[*]	[*]	[*]	50	60	[*]
VR-P19941	[*]	[*]	[*]	50	0	[*]
VR-P19973	[*]	[*]	[*]	50	60	[*]
VR-P19980	[*]	[*]	[*]	30	30	[*]
VR-P19981	[*]	[*]	[*]	30	30	[*]
VR-P20000	[*]	[*]	[*]	50	60	[*]
VR-P20006	[*]	[*]	[*]	30	30	[*]
VR-P20007	[*]	[*]	[*]	30	30	[*]
VR-P20009	[*]	[*]	[*]	30	0	[*]
VR-P20010	[*]	[*]	[*]	30	0	[*]
VR-P20018	[*]	[*]	[*]	50	60	[*]
VR-P20019	[*]	[*]	[*]	50	30	[*]
VR-P20023	[*]	[*]	[*]	50	0	[*]
VR-P20024	[*]	[*]	[*]	50	0	[*]
VR-P20031	[*]	[*]	[*]	50	60	[*]
VR-P20053	[*]	[*]	[*]	60	0	[*]
VR-P20054	[*]	[*]	[*]	60	30	[*]
VR-P20055	[*]	[*]	[*]	50	60	[*]
VR-P20066	[*]	[*]	[*]	25	0	[*]
VR-P20067	[*]	[*]	[*]	50	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20068	[*]	[*]	[*]	50	0	[*]
VR-P20079	[*]	[*]	[*]	50	0	[*]
VR-P20092	[*]	[*]	[*]	30	0	[*]
VR-P20093	[*]	[*]	[*]	30	0	[*]
VR-P20119	[*]	[*]	[*]	50	0	[*]
VR-P20129	[*]	[*]	[*]	50	0	[*]
VR-P20138	[*]	[*]	[*]	50	30	[*]
VR-P20139	[*]	[*]	[*]	50	0	[*]
VR-P20140	[*]	[*]	[*]	50	0	[*]
VR-P20159	[*]	[*]	[*]	50	0	[*]
VR-P20160	[*]	[*]	[*]	50	0	[*]
VR-P20161	[*]	[*]	[*]	50	30	[*]
VR-P20162	[*]	[*]	[*]	50	30	[*]
VR-P20164	[*]	[*]	[*]	50	0	[*]
VR-P20167	[*]	[*]	[*]	50	0	[*]
VR-P20168	[*]	[*]	[*]	50	0	[*]
VR-P20170	[*]	[*]	[*]	50	0	[*]
VR-P20171	[*]	[*]	[*]	50	0	[*]
VR-P20172	[*]	[*]	[*]	50	0	[*]
VR-P20177	[*]	[*]	[*]	50	0	[*]
VR-P20182	[*]	[*]	[*]	50	0	[*]
VR-P20184	[*]	[*]	[*]	50	30	[*]
VR-P20187	[*]	[*]	[*]	50	0	[*]
VR-P20189	[*]	[*]	[*]	50	30	[*]
VR-P20190	[*]	[*]	[*]	50	0	[*]
VR-P20191	[*]	[*]	[*]	50	0	[*]
VR-P20203	[*]	[*]	[*]	50	30	[*]
VR-P20209	[*]	[*]	[*]	20	0	[*]
VR-P20210	[*]	[*]	[*]	50	0	[*]
VR-P20215	[*]	[*]	[*]	50	30	[*]
VR-P20232	[*]	[*]	[*]	30	0	[*]
VR-P20243	[*]	[*]	[*]	50	60	[*]
VR-P20283	[*]	[*]	[*]	50	60	[*]
VR-P20286	[*]	[*]	[*]	50	0	[*]
VR-P20287	[*]	[*]	[*]	50	0	[*]
VR-P20288	[*]	[*]	[*]	40	30	[*]
VR-P20333	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20333R	[*]	[*]	[*]	60	0	[*]
VR-P20334	[*]	[*]	[*]	60	30	[*]
VR-P20334R	[*]	[*]	[*]	60	0	[*]
VR-P20335	[*]	[*]	[*]	60	0	[*]
VR-P20335R	[*]	[*]	[*]	60	0	[*]
VR-P20336	[*]	[*]	[*]	60	30	[*]
VR-P20336R	[*]	[*]	[*]	60	0	[*]
VR-P20337	[*]	[*]	[*]	60	0	[*]
VR-P20342	[*]	[*]	[*]	60	0	[*]
VR-P20343	[*]	[*]	[*]	60	0	[*]
VR-P20344	[*]	[*]	[*]	60	0	[*]
VR-P20345	[*]	[*]	[*]	60	0	[*]
VR-P20353R	[*]	[*]	[*]	60	0	[*]
VR-P20354R	[*]	[*]	[*]	60	0	[*]
VR-P20355R	[*]	[*]	[*]	60	0	[*]
VR-P20356	[*]	[*]	[*]	60	0	[*]
VR-P20356R	[*]	[*]	[*]	60	0	[*]
VR-P20361	[*]	[*]	[*]	60	30	[*]
VR-P20361R	[*]	[*]	[*]	60	0	[*]
VR-P20362R	[*]	[*]	[*]	60	0	[*]
VR-P20363R	[*]	[*]	[*]	60	0	[*]
VR-P20364R	[*]	[*]	[*]	60	0	[*]
VR-P20396	[*]	[*]	[*]	60	30	[*]
VR-P20401	[*]	[*]	[*]	50	30	[*]
VR-P20411	[*]	[*]	[*]	50	30	[*]
VR-P20450	[*]	[*]	[*]	20	0	[*]
VR-P20451	[*]	[*]	[*]	50	30	[*]
VR-P20452	[*]	[*]	[*]	60	30	[*]
VR-P20466	[*]	[*]	[*]	50	60	[*]
VR-P20467	[*]	[*]	[*]	50	60	[*]
VR-P20468	[*]	[*]	[*]	60	60	[*]
VR-P204877	[*]	[*]	[*]	60	60	[*]
VR-P20498	[*]	[*]	[*]	30	30	[*]
VR-P20499	[*]	[*]	[*]	50	30	[*]
VR-P20500	[*]	[*]	[*]	55	30	[*]
VR-P20500R	[*]	[*]	[*]	25	0	[*]
VR-P20532	[*]	[*]	[*]	20	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20536	[*]	[*]	[*]	60	30	[*]
VR-P20537	[*]	[*]	[*]	60	30	[*]
VR-P20554	[*]	[*]	[*]	50	30	[*]
VR-P20559	[*]	[*]	[*]	50	30	[*]
VR-P20571	[*]	[*]	[*]	60	0	[*]
VR-P20573	[*]	[*]	[*]	50	30	[*]
VR-P20585	[*]	[*]	[*]	60	60	[*]
VR-P20586	[*]	[*]	[*]	60	60	[*]
VR-P20587	[*]	[*]	[*]	60	60	[*]
VR-P20587R	[*]	[*]	[*]	60	60	[*]
VR-P20594	[*]	[*]	[*]	25	30	[*]
VR-P20594R	[*]	[*]	[*]	25	0	[*]
VR-P20598	[*]	[*]	[*]	50	60	[*]
VR-P20603	[*]	[*]	[*]	50	60	[*]
VR-P20612	[*]	[*]	[*]	60	60	[*]
VR-P20612R	[*]	[*]	[*]	60	0	[*]
VR-P20619	[*]	[*]	[*]	50	60	[*]
VR-P20620	[*]	[*]	[*]	50	60	[*]
VR-P20642	[*]	[*]	[*]	55	30	[*]
VR-P20642R	[*]	[*]	[*]	50	0	[*]
VR-P20643	[*]	[*]	[*]	30	30	[*]
VR-P20643R	[*]	[*]	[*]	30	0	[*]
VR-P20644	[*]	[*]	[*]	50	30	[*]
VR-P20644R	[*]	[*]	[*]	50	0	[*]
VR-P20645	[*]	[*]	[*]	50	30	[*]
VR-P20645R	[*]	[*]	[*]	50	0	[*]
VR-P20647	[*]	[*]	[*]	60	60	[*]
VR-P20651	[*]	[*]	[*]	60	60	[*]
VR-P20652	[*]	[*]	[*]	60	60	[*]
VR-P20652R	[*]	[*]	[*]	60	60	[*]
VR-P20653	[*]	[*]	[*]	60	60	[*]
VR-P20654	[*]	[*]	[*]	60	60	[*]
VR-P20655	[*]	[*]	[*]	60	60	[*]
VR-P20655R	[*]	[*]	[*]	60	60	[*]
VR-P20663	[*]	[*]	[*]	20	30	[*]
VR-P20665	[*]	[*]	[*]	60	0	[*]
VR-P20665R	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20666	[*]	[*]	[*]	60	0	[*]
VR-P20666R	[*]	[*]	[*]	60	60	[*]
VR-P20671	[*]	[*]	[*]	60	60	[*]
VR-P20672	[*]	[*]	[*]	60	60	[*]
VR-P20675	[*]	[*]	[*]	60	30	[*]
VR-P20675R	[*]	[*]	[*]	60	0	[*]
VR-P20694	[*]	[*]	[*]	50	30	[*]
VR-P20694R	[*]	[*]	[*]	50	0	[*]
VR-P20697	[*]	[*]	[*]	50	30	[*]
VR-P20697R	[*]	[*]	[*]	50	30	[*]
VR-P20699	[*]	[*]	[*]	50	30	[*]
VR-P20699R	[*]	[*]	[*]	50	0	[*]
VR-P20702	[*]	[*]	[*]	50	30	[*]
VR-P20702R	[*]	[*]	[*]	50	30	[*]
VR-P20703	[*]	[*]	[*]	50	30	[*]
VR-P20706	[*]	[*]	[*]	50	0	[*]
VR-P20711	[*]	[*]	[*]	30	0	[*]
VR-P20711R	[*]	[*]	[*]	30	0	[*]
VR-P20712	[*]	[*]	[*]	50	30	[*]
VR-P20712R	[*]	[*]	[*]	50	0	[*]
VR-P20715	[*]	[*]	[*]	30	30	[*]
VR-P20715R	[*]	[*]	[*]	50	30	[*]
VR-P20716	[*]	[*]	[*]	50	30	[*]
VR-P20716R	[*]	[*]	[*]	50	0	[*]
VR-P20719	[*]	[*]	[*]	50	30	[*]
VR-P20720	[*]	[*]	[*]	50	30	[*]
VR-P20722	[*]	[*]	[*]	30	30	[*]
VR-P20729	[*]	[*]	[*]	50	30	[*]
VR-P20729R	[*]	[*]	[*]	50	0	[*]
VR-P20730	[*]	[*]	[*]	30	30	[*]
VR-P20731	[*]	[*]	[*]	30	0	[*]
VR-P20731R	[*]	[*]	[*]	30	0	[*]
VR-P20732	[*]	[*]	[*]	50	30	[*]
VR-P20732R	[*]	[*]	[*]	50	0	[*]
VR-P20733	[*]	[*]	[*]	50	0	[*]
VR-P20735	[*]	[*]	[*]	50	0	[*]
VR-P20737	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20737R	[*]	[*]	[*]	60	0	[*]
VR-P20751	[*]	[*]	[*]	50	30	[*]
VR-P20751R	[*]	[*]	[*]	50	0	[*]
VR-P20752	[*]	[*]	[*]	50	30	[*]
VR-P20752R	[*]	[*]	[*]	50	0	[*]
VR-P20758	[*]	[*]	[*]	60	60	[*]
VR-P20766	[*]	[*]	[*]	60	60	[*]
VR-P20766R	[*]	[*]	[*]	60	60	[*]
VR-P20767	[*]	[*]	[*]	60	60	[*]
VR-P20767R	[*]	[*]	[*]	60	60	[*]
VR-P20779	[*]	[*]	[*]	50	30	[*]
VR-P20779R	[*]	[*]	[*]	30	0	[*]
VR-P20797	[*]	[*]	[*]	70	0	[*]
VR-P20798	[*]	[*]	[*]	50	0	[*]
VR-P20830	[*]	[*]	[*]	60	60	[*]
VR-P20830R	[*]	[*]	[*]	60	60	[*]
VR-P20844	[*]	[*]	[*]	60	60	[*]
VR-P20848	[*]	[*]	[*]	50	60	[*]
VR-P20848R	[*]	[*]	[*]	50	60	[*]
VR-P20849	[*]	[*]	[*]	50	60	[*]
VR-P20849R	[*]	[*]	[*]	50	60	[*]
VR-P20850	[*]	[*]	[*]	50	60	[*]
VR-P20850R	[*]	[*]	[*]	60	60	[*]
VR-P20851	[*]	[*]	[*]	60	60	[*]
VR-P20859	[*]	[*]	[*]	40	30	[*]
VR-P20859R	[*]	[*]	[*]	40	0	[*]
VR-P20863	[*]	[*]	[*]	50	30	[*]
VR-P20863R	[*]	[*]	[*]	50	0	[*]
VR-P20873	[*]	[*]	[*]	60	60	[*]
VR-P20873R	[*]	[*]	[*]	60	60	[*]
VR-P20877	[*]	[*]	[*]	60	60	[*]
VR-P20878	[*]	[*]	[*]	60	60	[*]
VR-P20890	[*]	[*]	[*]	25	30	[*]
VR-P20891	[*]	[*]	[*]	25	30	[*]
VR-P20895	[*]	[*]	[*]	60	60	[*]
VR-P20895R	[*]	[*]	[*]	60	60	[*]
VR-P20901	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20902	[*]	[*]	[*]	60	30	[*]
VR-P20909	[*]	[*]	[*]	25	0	[*]
VR-P20910	[*]	[*]	[*]	25	0	[*]
VR-P20911	[*]	[*]	[*]	25	0	[*]
VR-P20912	[*]	[*]	[*]	25	0	[*]
VR-P20913	[*]	[*]	[*]	25	0	[*]
VR-P20915	[*]	[*]	[*]	60	60	[*]
VR-P20921	[*]	[*]	[*]	50	0	[*]
VR-P20925	[*]	[*]	[*]	50	30	[*]
VR-P20927	[*]	[*]	[*]	50	30	[*]
VR-P20930	[*]	[*]	[*]	50	0	[*]
VR-P20934	[*]	[*]	[*]	60	60	[*]
VR-P20934R	[*]	[*]	[*]	60	60	[*]
VR-P20935	[*]	[*]	[*]	25	30	[*]
VR-P20935R	[*]	[*]	[*]	25	0	[*]
VR-P20936	[*]	[*]	[*]	30	30	[*]
VR-P20936R	[*]	[*]	[*]	30	0	[*]
VR-P20937	[*]	[*]	[*]	25	30	[*]
VR-P20940	[*]	[*]	[*]	50	30	[*]
VR-P20940R	[*]	[*]	[*]	50	0	[*]
VR-P20944	[*]	[*]	[*]	50	30	[*]
VR-P20944R	[*]	[*]	[*]	50	0	[*]
VR-P20947	[*]	[*]	[*]	30	30	[*]
VR-P20947R	[*]	[*]	[*]	30	0	[*]
VR-P20948	[*]	[*]	[*]	30	30	[*]
VR-P20948R	[*]	[*]	[*]	#N/A	0	[*]
VR-P20949	[*]	[*]	[*]	30	30	[*]
VR-P20949R	[*]	[*]	[*]	30	0	[*]
VR-P20950	[*]	[*]	[*]	30	30	[*]
VR-P20950R	[*]	[*]	[*]	30	0	[*]
VR-P20951	[*]	[*]	[*]	30	30	[*]
VR-P20951R	[*]	[*]	[*]	30	0	[*]
VR-P20952	[*]	[*]	[*]	30	30	[*]
VR-P20952R	[*]	[*]	[*]	30	0	[*]
VR-P20961	[*]	[*]	[*]	50	0	[*]
VR-P20961R	[*]	[*]	[*]	50	0	[*]
VR-P20962R	[*]	[*]	[*]	50	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P209641	[*]	[*]	[*]	50	30	[*]
VR-P20984	[*]	[*]	[*]	30	30	[*]
VR-P20984R	[*]	[*]	[*]	30	0	[*]
VR-P20985	[*]	[*]	[*]	30	0	[*]
VR-P20986R	[*]	[*]	[*]	40	0	[*]
VR-P20987	[*]	[*]	[*]	60	60	[*]
VR-P20987R	[*]	[*]	[*]	60	60	[*]
VR-P20988	[*]	[*]	[*]	60	60	[*]
VR-P20988R	[*]	[*]	[*]	60	60	[*]
VR-P20989	[*]	[*]	[*]	80	30	[*]
VR-P20989R	[*]	[*]	[*]	50	0	[*]
VR-P20991	[*]	[*]	[*]	50	30	[*]
VR-P20992	[*]	[*]	[*]	50	30	[*]
VR-P20993	[*]	[*]	[*]	25	30	[*]
VR-P20993R	[*]	[*]	[*]	25	0	[*]
VR-P20994	[*]	[*]	[*]	25	30	[*]
VR-P20994R	[*]	[*]	[*]	25	0	[*]
VR-P20998R	[*]	[*]	[*]	25	0	[*]
VR-P21006	[*]	[*]	[*]	45	0	[*]
VR-P21018R	[*]	[*]	[*]	50	0	[*]
VR-P21019R	[*]	[*]	[*]	50	0	[*]
VR-P21020R	[*]	[*]	[*]	50	0	[*]
VR-P21024R	[*]	[*]	[*]	60	60	[*]
VR-P21034R	[*]	[*]	[*]	60	0	[*]
VR-P304066	[*]	[*]	[*]	60	60	[*]
VR-P304555	[*]	[*]	[*]	60	60	[*]
VR-P69105	[*]	[*]	[*]	40	0	[*]
VR-PZ10025	[*]	[*]	[*]	50	0	[*]
VR-PZ10195	[*]	[*]	[*]	60	30	[*]
VR-PZ10209	[*]	[*]	[*]	50	0	[*]
VR-PZ10210	[*]	[*]	[*]	50	0	[*]
VR-PZ10398	[*]	[*]	[*]	40	0	[*]
VR-PZ10522	[*]	[*]	[*]	50	0	[*]
VR-PZ10523	[*]	[*]	[*]	50	0	[*]
VR-PZ11075	[*]	[*]	[*]	50	0	[*]
VR-PZ11146	[*]	[*]	[*]	50	0	[*]
VR-PZ11147	[*]	[*]	[*]	50	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ11153	[*]	[*]	[*]	50	30	[*]
VR-PZ11154	[*]	[*]	[*]	50	0	[*]
VR-PZ11155	[*]	[*]	[*]	50	30	[*]
VR-PZ11156	[*]	[*]	[*]	50	0	[*]
VR-PZ11309	[*]	[*]	[*]	60	60	[*]
VR-PZ11310	[*]	[*]	[*]	60	60	[*]
VR-PZ11505	[*]	[*]	[*]	50	0	[*]
VR-PZ11507	[*]	[*]	[*]	30	0	[*]
VR-PZ11509	[*]	[*]	[*]	50	0	[*]
VR-PZ11511	[*]	[*]	[*]	30	30	[*]
VR-PZ11673	[*]	[*]	[*]	50	60	[*]
VR-PZ11850	[*]	[*]	[*]	50	30	[*]
VR-PZ11851	[*]	[*]	[*]	50	0	[*]
VR-PZ11958	[*]	[*]	[*]	30	30	[*]
VR-PZ12056	[*]	[*]	[*]	50	0	[*]
VR-PZ12057	[*]	[*]	[*]	50	30	[*]
VR-PZ12138	[*]	[*]	[*]	50	0	[*]
VR-PZ12139	[*]	[*]	[*]	50	0	[*]
VR-PZ12140	[*]	[*]	[*]	50	0	[*]
VR-PZ12405	[*]	[*]	[*]	60	60	[*]
VR-PZ12443	[*]	[*]	[*]	60	60	[*]
VR-PZ12472	[*]	[*]	[*]	50	60	[*]
VR-PZ13048	[*]	[*]	[*]	40	0	[*]
VR-PZ13049	[*]	[*]	[*]	40	0	[*]
VR-PZ13057	[*]	[*]	[*]	50	0	[*]
VR-PZ13134	[*]	[*]	[*]	50	60	[*]
VR-PZ13166	[*]	[*]	[*]	30	30	[*]
VR-PZ13176	[*]	[*]	[*]	30	30	[*]
VR-PZ13178	[*]	[*]	[*]	30	30	[*]
VR-PZ13233	[*]	[*]	[*]	50	0	[*]
VR-PZ13377	[*]	[*]	[*]	50	30	[*]
VR-PZ13667	[*]	[*]	[*]	50	0	[*]
VR-PZ13675	[*]	[*]	[*]	50	30	[*]
VR-PZ13677	[*]	[*]	[*]	50	0	[*]
VR-PZ13679	[*]	[*]	[*]	50	0	[*]
VR-PZ13680	[*]	[*]	[*]	50	0	[*]
VR-PZ14516	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ14592	[*]	[*]	[*]	55	30	[*]
VR-PZ14648	[*]	[*]	[*]	60	30	[*]
VR-PZ14801	[*]	[*]	[*]	60	30	[*]
VR-PZ14867	[*]	[*]	[*]	50	0	[*]
VR-PZ15405	[*]	[*]	[*]	50	30	[*]
VR-PZ15406	[*]	[*]	[*]	50	0	[*]
VR-PZ15407	[*]	[*]	[*]	50	0	[*]
VR-PZ15408	[*]	[*]	[*]	50	0	[*]
VR-PZ15495	[*]	[*]	[*]	50	30	[*]
VR-PZ15631	[*]	[*]	[*]	50	30	[*]
VR-PZ15640	[*]	[*]	[*]	30	30	[*]
VR-PZ15641	[*]	[*]	[*]	50	30	[*]
VR-PZ15722	[*]	[*]	[*]	50	30	[*]
VR-PZ15724	[*]	[*]	[*]	50	30	[*]
VR-PZ15726	[*]	[*]	[*]	50	0	[*]
VR-PZ15728	[*]	[*]	[*]	50	0	[*]
VR-PZ15939	[*]	[*]	[*]	50	60	[*]
VR-PZ15978	[*]	[*]	[*]	50	60	[*]
VR-PZ15979	[*]	[*]	[*]	50	60	[*]
VR-PZ16151	[*]	[*]	[*]	50	0	[*]
VR-PZ16152	[*]	[*]	[*]	50	30	[*]
VR-PZ16153	[*]	[*]	[*]	50	0	[*]
VR-PZ16251	[*]	[*]	[*]	50	60	[*]
VR-PZ16268	[*]	[*]	[*]	50	0	[*]
VR-PZ16269	[*]	[*]	[*]	50	30	[*]
VR-PZ16270	[*]	[*]	[*]	50	0	[*]
VR-PZ16271	[*]	[*]	[*]	50	0	[*]
VR-PZ16272	[*]	[*]	[*]	50	30	[*]
VR-PZ16507	[*]	[*]	[*]	50	30	[*]
VR-PZ16535	[*]	[*]	[*]	50	0	[*]
VR-PZ16544	[*]	[*]	[*]	30	30	[*]
VR-PZ16756	[*]	[*]	[*]	30	30	[*]
VR-PZ16762	[*]	[*]	[*]	70	60	[*]
VR-PZ16776	[*]	[*]	[*]	50	0	[*]
VR-PZ16964	[*]	[*]	[*]	50	30	[*]
VR-PZ16965	[*]	[*]	[*]	45	0	[*]
VR-PZ16966	[*]	[*]	[*]	40	1	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ17035	[*]	[*]	[*]	50	30	[*]
VR-PZ17041	[*]	[*]	[*]	50	0	[*]
VR-PZ17042	[*]	[*]	[*]	50	30	[*]
VR-PZ17097	[*]	[*]	[*]	30	0	[*]
VR-PZ17098	[*]	[*]	[*]	50	0	[*]
VR-PZ17099	[*]	[*]	[*]	50	0	[*]
VR-PZ17128	[*]	[*]	[*]	50	0	[*]
VR-PZ17152	[*]	[*]	[*]	50	0	[*]
VR-PZ17213	[*]	[*]	[*]	50	60	[*]
VR-PZ17222	[*]	[*]	[*]	50	60	[*]
VR-PZ17346	[*]	[*]	[*]	60	0	[*]
VR-PZ17347	[*]	[*]	[*]	60	0	[*]
VR-PZ17375	[*]	[*]	[*]	50	0	[*]
VR-PZ17424	[*]	[*]	[*]	50	0	[*]
VR-PZ17487	[*]	[*]	[*]	70	60	[*]
VR-PZ17501	[*]	[*]	[*]	50	30	[*]
VR-PZ17502	[*]	[*]	[*]	50	0	[*]
VR-PZ17503	[*]	[*]	[*]	50	0	[*]
VR-PZ17504	[*]	[*]	[*]	50	0	[*]
VR-PZ17505	[*]	[*]	[*]	50	0	[*]
VR-PZ17542	[*]	[*]	[*]	70	60	[*]
VR-PZ17544	[*]	[*]	[*]	50	0	[*]
VR-PZ17545	[*]	[*]	[*]	50	0	[*]
VR-PZ17555	[*]	[*]	[*]	50	0	[*]
VR-PZ17556	[*]	[*]	[*]	50	0	[*]
VR-PZ17629	[*]	[*]	[*]	50	30	[*]
VR-PZ17630	[*]	[*]	[*]	50	30	[*]
VR-PZ17631	[*]	[*]	[*]	50	0	[*]
VR-PZ17632	[*]	[*]	[*]	50	0	[*]
VR-PZ17650	[*]	[*]	[*]	60	0	[*]
VR-PZ17651	[*]	[*]	[*]	60	0	[*]
VR-PZ17652	[*]	[*]	[*]	50	30	[*]
VR-PZ17776	[*]	[*]	[*]	60	30	[*]
VR-PZ17777	[*]	[*]	[*]	60	0	[*]
VR-PZ17778	[*]	[*]	[*]	60	0	[*]
VR-PZ17831	[*]	[*]	[*]	50	0	[*]
VR-PZ17834	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ17846	[*]	[*]	[*]	50	30	[*]
VR-PZ17850	[*]	[*]	[*]	40	0	[*]
VR-PZ17934	[*]	[*]	[*]	50	60	[*]
VR-PZ17948	[*]	[*]	[*]	50	60	[*]
VR-PZ17949	[*]	[*]	[*]	50	60	[*]
VR-PZ17950	[*]	[*]	[*]	50	60	[*]
VR-PZ17953	[*]	[*]	[*]	50	60	[*]
VR-PZ17955	[*]	[*]	[*]	50	60	[*]
VR-PZ17956	[*]	[*]	[*]	50	0	[*]
VR-PZ17966	[*]	[*]	[*]	50	0	[*]
VR-PZ17967	[*]	[*]	[*]	50	0	[*]
VR-PZ17968	[*]	[*]	[*]	50	30	[*]
VR-PZ17969	[*]	[*]	[*]	50	0	[*]
VR-PZ17970	[*]	[*]	[*]	50	0	[*]
VR-PZ17971	[*]	[*]	[*]	50	30	[*]
VR-PZ17983	[*]	[*]	[*]	50	0	[*]
VR-PZ17984	[*]	[*]	[*]	50	0	[*]
VR-PZ17985	[*]	[*]	[*]	50	30	[*]
VR-PZ17987	[*]	[*]	[*]	50	0	[*]
VR-PZ18020	[*]	[*]	[*]	60	0	[*]
VR-PZ18021	[*]	[*]	[*]	60	0	[*]
VR-PZ18022	[*]	[*]	[*]	60	0	[*]
VR-PZ18035	[*]	[*]	[*]	60	0	[*]
VR-PZ18036	[*]	[*]	[*]	60	0	[*]
VR-PZ18037	[*]	[*]	[*]	60	0	[*]
VR-PZ18059	[*]	[*]	[*]	60	0	[*]
VR-PZ18064	[*]	[*]	[*]	60	0	[*]
VR-PZ18088	[*]	[*]	[*]	50	30	[*]
VR-PZ18109	[*]	[*]	[*]	50	0	[*]
VR-PZ18111	[*]	[*]	[*]	50	30	[*]
VR-PZ18112	[*]	[*]	[*]	50	30	[*]
VR-PZ18113	[*]	[*]	[*]	50	30	[*]
VR-PZ18132	[*]	[*]	[*]	50	0	[*]
VR-PZ18133	[*]	[*]	[*]	50	0	[*]
VR-PZ18134	[*]	[*]	[*]	50	30	[*]
VR-PZ18198	[*]	[*]	[*]	50	0	[*]
VR-PZ18199	[*]	[*]	[*]	50	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ18202	[*]	[*]	[*]	50	0	[*]
VR-PZ18210	[*]	[*]	[*]	50	0	[*]
VR-PZ18211	[*]	[*]	[*]	50	0	[*]
VR-PZ18212	[*]	[*]	[*]	50	0	[*]
VR-PZ18213	[*]	[*]	[*]	50	0	[*]
VR-PZ18214	[*]	[*]	[*]	50	0	[*]
VR-PZ18216	[*]	[*]	[*]	50	30	[*]
VR-PZ18250	[*]	[*]	[*]	30	30	[*]
VR-PZ18251	[*]	[*]	[*]	30	30	[*]
VR-PZ18370	[*]	[*]	[*]	60	60	[*]
VR-PZ18372	[*]	[*]	[*]	50	30	[*]
VR-PZ18373	[*]	[*]	[*]	40	30	[*]
VR-PZ18407	[*]	[*]	[*]	50	30	[*]
VR-PZ18408	[*]	[*]	[*]	50	30	[*]
VR-PZ18442	[*]	[*]	[*]	50	0	[*]
VR-PZ18443	[*]	[*]	[*]	50	0	[*]
VR-PZ18452	[*]	[*]	[*]	50	0	[*]
VR-PZ18453	[*]	[*]	[*]	50	0	[*]
VR-PZ18454	[*]	[*]	[*]	50	30	[*]
VR-PZ18458	[*]	[*]	[*]	50	0	[*]
VR-PZ18458R	[*]	[*]	[*]	30	0	[*]
VR-PZ18514	[*]	[*]	[*]	40	0	[*]
VR-PZ18606	[*]	[*]	[*]	50	0	[*]
VR-PZ18607	[*]	[*]	[*]	50	0	[*]
VR-PZ19556	[*]	[*]	[*]	30	30	[*]
VR-PZ19909	[*]	[*]	[*]	25	0	[*]
VR-PZ3101	[*]	[*]	[*]	30	0	[*]
VR-PZ3117	[*]	[*]	[*]	60	0	[*]
VR-PZ3158	[*]	[*]	[*]	60	0	[*]
VR-PZ3159	[*]	[*]	[*]	60	30	[*]
VR-PZ3160	[*]	[*]	[*]	60	30	[*]
VR-PZ6654	[*]	[*]	[*]	50	30	[*]
VR-PZ6655	[*]	[*]	[*]	50	0	[*]
VR-PZ6782	[*]	[*]	[*]	50	0	[*]
VR-PZ6783	[*]	[*]	[*]	60	0	[*]
VR-PZ6783R	[*]	[*]	[*]	30	0	[*]
VR-PZ6953	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ6963	[*]	[*]	[*]	50	0	[*]
VR-PZ7067	[*]	[*]	[*]	50	0	[*]
VR-PZ7299	[*]	[*]	[*]	50	30	[*]
VR-PZ7576	[*]	[*]	[*]	50	0	[*]
VR-PZ7577	[*]	[*]	[*]	50	30	[*]
VR-PZ7692	[*]	[*]	[*]	50	0	[*]
VR-PZ7693	[*]	[*]	[*]	50	0	[*]
VR-PZ7694	[*]	[*]	[*]	50	0	[*]
VR-PZ7695	[*]	[*]	[*]	50	0	[*]
VR-PZ7696	[*]	[*]	[*]	50	30	[*]
VR-PZ7708	[*]	[*]	[*]	45	0	[*]
VR-PZ7709	[*]	[*]	[*]	50	0	[*]
VR-PZ7892	[*]	[*]	[*]	50	0	[*]
VR-PZ7896	[*]	[*]	[*]	50	30	[*]
VR-PZ7897	[*]	[*]	[*]	50	0	[*]
VR-PZ7898	[*]	[*]	[*]	50	0	[*]
VR-PZ7899	[*]	[*]	[*]	50	0	[*]
VR-PZ7900	[*]	[*]	[*]	50	0	[*]
VR-PZ7901	[*]	[*]	[*]	50	0	[*]
VR-PZ8061	[*]	[*]	[*]	50	30	[*]
VR-PZ8066	[*]	[*]	[*]	50	0	[*]
VR-PZ8261	[*]	[*]	[*]	30	30	[*]
VR-PZ8291	[*]	[*]	[*]	50	60	[*]
VR-PZ8372	[*]	[*]	[*]	40	0	[*]
VR-PZ8387	[*]	[*]	[*]	50	30	[*]
VR-PZ8392	[*]	[*]	[*]	50	0	[*]
VR-PZ8408	[*]	[*]	[*]	50	30	[*]
VR-PZ8462	[*]	[*]	[*]	45	0	[*]
VR-PZ8463	[*]	[*]	[*]	50	30	[*]
VR-PZ8464	[*]	[*]	[*]	50	0	[*]
VR-PZ8476	[*]	[*]	[*]	45	0	[*]
VR-PZ8477	[*]	[*]	[*]	50	30	[*]
VR-PZ8478	[*]	[*]	[*]	45	0	[*]
VR-PZ8479	[*]	[*]	[*]	50	0	[*]
VR-PZ8487	[*]	[*]	[*]	30	30	[*]
VR-PZ8488	[*]	[*]	[*]	30	30	[*]
VR-PZ8489	[*]	[*]	[*]	30	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ8533	[*]	[*]	[*]	50	30	[*]
VR-PZ8688	[*]	[*]	[*]	40	0	[*]
VR-PZ8688R	[*]	[*]	[*]	30	30	[*]
VR-PZ8748	[*]	[*]	[*]	50	60	[*]
VR-PZ8750	[*]	[*]	[*]	50	30	[*]
VR-PZ8769	[*]	[*]	[*]	50	30	[*]
VR-PZ8836	[*]	[*]	[*]	50	0	[*]
VR-PZ8860	[*]	[*]	[*]	50	0	[*]
VR-PZ8861	[*]	[*]	[*]	55	0	[*]
VR-PZ8865	[*]	[*]	[*]	50	30	[*]
VR-PZ8883	[*]	[*]	[*]	50	30	[*]
VR-PZ8884	[*]	[*]	[*]	50	0	[*]
VR-PZ8885	[*]	[*]	[*]	50	0	[*]
VR-PZ8886	[*]	[*]	[*]	60	0	[*]
VR-PZ8887	[*]	[*]	[*]	50	0	[*]
VR-PZ8891	[*]	[*]	[*]	50	0	[*]
VR-PZ8893	[*]	[*]	[*]	50	30	[*]
VR-PZ8895	[*]	[*]	[*]	60	30	[*]
VR-PZ8897	[*]	[*]	[*]	50	0	[*]
VR-PZ8900	[*]	[*]	[*]	50	30	[*]
VR-PZ8907	[*]	[*]	[*]	60	0	[*]
VR-PZ8908	[*]	[*]	[*]	60	0	[*]
VR-PZ8909	[*]	[*]	[*]	60	30	[*]
VR-PZ8910	[*]	[*]	[*]	60	30	[*]
VR-PZ8928	[*]	[*]	[*]	45	0	[*]
VR-PZ8929	[*]	[*]	[*]	40	0	[*]
VR-PZ9064	[*]	[*]	[*]	60	0	[*]
VR-PZ9106	[*]	[*]	[*]	50	0	[*]
VR-PZ9120	[*]	[*]	[*]	50	0	[*]
VR-PZ9263	[*]	[*]	[*]	50	30	[*]
VR-PZ9904	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 3.1.4 LLI Materials

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH100008	[*]	[*]	[*]	60	30	[*]
VR-CH100050	[*]	[*]	[*]	50	60	[*]
VR-CH100051	[*]	[*]	[*]	60	30	[*]
VR-CH100174	[*]	[*]	[*]	40	60	[*]
VR-CH100182	[*]	[*]	[*]	55	60	[*]
VR-CH100257	[*]	[*]	[*]	60	30	[*]
VR-CH100269	[*]	[*]	[*]	50	60	[*]
VR-CH100270	[*]	[*]	[*]	50	60	[*]
VR-CH100299	[*]	[*]	[*]	60	60	[*]
VR-CH100313	[*]	[*]	[*]	30	0	[*]
VR-CH100319	[*]	[*]	[*]	30	0	[*]
VR-CH100334	[*]	[*]	[*]	60	60	[*]
VR-CH100419	[*]	[*]	[*]	45	35	[*]
VR-CH100441	[*]	[*]	[*]	55	60	[*]
VR-CH100624	[*]	[*]	[*]	60	60	[*]
VR-CH100750	[*]	[*]	[*]	50	60	[*]
VR-CH100828	[*]	[*]	[*]	100	30	[*]
VR-CH100853	[*]	[*]	[*]	60	0	[*]
VR-CH100891	[*]	[*]	[*]	45	0	[*]
VR-CH100948	[*]	[*]	[*]	50	60	[*]
VR-CH100976	[*]	[*]	[*]	40	30	[*]
VR-CH100986	[*]	[*]	[*]	30	0	[*]
VR-CH101100	[*]	[*]	[*]	60	30	[*]
VR-CH101101	[*]	[*]	[*]	60	30	[*]
VR-CH101121	[*]	[*]	[*]	60	30	[*]
VR-CH101123	[*]	[*]	[*]	50	60	[*]
VR-CH101135	[*]	[*]	[*]	60	30	[*]
VR-CH101161	[*]	[*]	[*]	60	60	[*]
VR-CH101193	[*]	[*]	[*]	60	30	[*]
VR-CH101199	[*]	[*]	[*]	60	60	[*]
VR-CH101203	[*]	[*]	[*]	50	60	[*]
VR-CH101287	[*]	[*]	[*]	50	60	[*]
VR-CH101288	[*]	[*]	[*]	60	30	[*]
VR-CH101304	[*]	[*]	[*]	45	30	[*]
VR-CH101320	[*]	[*]	[*]	50	60	[*]
VR-CH101326	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH101374	[*]	[*]	[*]	55	60	[*]
VR-CH101418	[*]	[*]	[*]	55	30	[*]
VR-CH101420	[*]	[*]	[*]	52	60	[*]
VR-CH101466	[*]	[*]	[*]	50	60	[*]
VR-CH101482	[*]	[*]	[*]	60	60	[*]
VR-CH101497	[*]	[*]	[*]	40	0	[*]
VR-CH101521	[*]	[*]	[*]	60	0	[*]
VR-CH101524	[*]	[*]	[*]	50	0	[*]
VR-CH101572	[*]	[*]	[*]	60	30	[*]
VR-CH101610	[*]	[*]	[*]	40	60	[*]
VR-CH101616	[*]	[*]	[*]	50	60	[*]
VR-CH101617	[*]	[*]	[*]	50	60	[*]
VR-CH101669	[*]	[*]	[*]	50	60	[*]
VR-CH101676	[*]	[*]	[*]	60	0	[*]
VR-CH101680	[*]	[*]	[*]	60	30	[*]
VR-CH101748	[*]	[*]	[*]	60	30	[*]
VR-CH101769	[*]	[*]	[*]	60	60	[*]
VR-CH101838	[*]	[*]	[*]	60	30	[*]
VR-CH101846	[*]	[*]	[*]	50	60	[*]
VR-CH101864	[*]	[*]	[*]	60	60	[*]
VR-CH101878	[*]	[*]	[*]	55	60	[*]
VR-CH101928	[*]	[*]	[*]	50	60	[*]
VR-CH101929	[*]	[*]	[*]	50	60	[*]
VR-CH101933	[*]	[*]	[*]	50	60	[*]
VR-CH101935	[*]	[*]	[*]	50	60	[*]
VR-CH101939	[*]	[*]	[*]	50	60	[*]
VR-CH101940	[*]	[*]	[*]	50	60	[*]
VR-CH101943	[*]	[*]	[*]	50	60	[*]
VR-CH101970	[*]	[*]	[*]	60	30	[*]
VR-CH102055	[*]	[*]	[*]	60	30	[*]
VR-CH102133	[*]	[*]	[*]	60	30	[*]
VR-CH102147	[*]	[*]	[*]	60	0	[*]
VR-CH102184	[*]	[*]	[*]	50	30	[*]
VR-CH102199	[*]	[*]	[*]	30	30	[*]
VR-CH102270	[*]	[*]	[*]	60	30	[*]
VR-CH102271	[*]	[*]	[*]	50	30	[*]
VR-CH102288	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH102336	[*]	[*]	[*]	60	60	[*]
VR-CH102351	[*]	[*]	[*]	60	60	[*]
VR-CH102352	[*]	[*]	[*]	60	60	[*]
VR-CH102353	[*]	[*]	[*]	60	60	[*]
VR-CH102354	[*]	[*]	[*]	60	30	[*]
VR-CH102355	[*]	[*]	[*]	60	60	[*]
VR-CH102356	[*]	[*]	[*]	60	60	[*]
VR-CH102364	[*]	[*]	[*]	180	30	[*]
VR-CH102375	[*]	[*]	[*]	60	30	[*]
VR-CH102420	[*]	[*]	[*]	52	60	[*]
VR-CH102436	[*]	[*]	[*]	50	30	[*]
VR-CH102460	[*]	[*]	[*]	60	60	[*]
VR-CH102465	[*]	[*]	[*]	60	7	[*]
VR-CH102473	[*]	[*]	[*]	55	60	[*]
VR-CH102481	[*]	[*]	[*]	60	30	[*]
VR-CH102504	[*]	[*]	[*]	40	30	[*]
VR-CH102505	[*]	[*]	[*]	60	30	[*]
VR-CH102510	[*]	[*]	[*]	55	60	[*]
VR-CH102533	[*]	[*]	[*]	50	60	[*]
VR-CH102534	[*]	[*]	[*]	50	60	[*]
VR-CH102535	[*]	[*]	[*]	50	60	[*]
VR-CH102554	[*]	[*]	[*]	60	60	[*]
VR-CH102614	[*]	[*]	[*]	60	30	[*]
VR-CH102618	[*]	[*]	[*]	50	60	[*]
VR-CH102620	[*]	[*]	[*]	60	60	[*]
VR-CH102625	[*]	[*]	[*]	50	60	[*]
VR-CH102649	[*]	[*]	[*]	60	30	[*]
VR-CH102693	[*]	[*]	[*]	60	60	[*]
VR-CH102704	[*]	[*]	[*]	45	30	[*]
VR-CH102707	[*]	[*]	[*]	60	30	[*]
VR-CH102794	[*]	[*]	[*]	60	30	[*]
VR-CH102795	[*]	[*]	[*]	60	30	[*]
VR-CH102822	[*]	[*]	[*]	60	30	[*]
VR-CH103090	[*]	[*]	[*]	50	60	[*]
VR-CH103092	[*]	[*]	[*]	40	0	[*]
VR-CH103298	[*]	[*]	[*]	55	60	[*]
VR-CH103376	[*]	[*]	[*]	45	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH103378	[*]	[*]	[*]	30	30	[*]
VR-CH103387	[*]	[*]	[*]	40	60	[*]
VR-CH103397	[*]	[*]	[*]	60	30	[*]
VR-CH103847	[*]	[*]	[*]	25	0	[*]
VR-CH103939	[*]	[*]	[*]	55	60	[*]
VR-CH103940	[*]	[*]	[*]	40	60	[*]
VR-CH103941	[*]	[*]	[*]	40	60	[*]
VR-CH103942	[*]	[*]	[*]	40	60	[*]
VR-CH103943	[*]	[*]	[*]	40	60	[*]
VR-CH103948	[*]	[*]	[*]	55	60	[*]
VR-CH104021	[*]	[*]	[*]	55	60	[*]
VR-CH104022	[*]	[*]	[*]	55	60	[*]
VR-CH104068	[*]	[*]	[*]	60	30	[*]
VR-CH104084	[*]	[*]	[*]	55	60	[*]
VR-CH104121	[*]	[*]	[*]	60	60	[*]
VR-CH104459	[*]	[*]	[*]	55	60	[*]
VR-CH104461	[*]	[*]	[*]	60	0	[*]
VR-CH104750	[*]	[*]	[*]	60	60	[*]
VR-CH104762	[*]	[*]	[*]	55	60	[*]
VR-CH104786	[*]	[*]	[*]	60	60	[*]
VR-CH104787	[*]	[*]	[*]	60	45	[*]
VR-CH104800	[*]	[*]	[*]	55	60	[*]
VR-CH104801	[*]	[*]	[*]	55	60	[*]
VR-CH104819	[*]	[*]	[*]	55	60	[*]
VR-CH104840	[*]	[*]	[*]	30	30	[*]
VR-CH104852	[*]	[*]	[*]	52	60	[*]
VR-CH104853	[*]	[*]	[*]	55	60	[*]
VR-CH104875	[*]	[*]	[*]	60	60	[*]
VR-CH104876	[*]	[*]	[*]	60	60	[*]
VR-CH104877	[*]	[*]	[*]	60	60	[*]
VR-CH104878	[*]	[*]	[*]	60	60	[*]
VR-CH104943	[*]	[*]	[*]	50	0	[*]
VR-CH105177	[*]	[*]	[*]	55	60	[*]
VR-CH105596	[*]	[*]	[*]	50	30	[*]
VR-CH105677	[*]	[*]	[*]	55	60	[*]
VR-CH105678	[*]	[*]	[*]	55	60	[*]
VR-CH105791	[*]	[*]	[*]	55	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH105845	[*]	[*]	[*]	50	30	[*]
VR-CH105848	[*]	[*]	[*]	30	30	[*]
VR-CH105849	[*]	[*]	[*]	30	30	[*]
VR-CH105863	[*]	[*]	[*]	55	60	[*]
VR-CH105864	[*]	[*]	[*]	55	60	[*]
VR-CH105867	[*]	[*]	[*]	50	7	[*]
VR-CH105873	[*]	[*]	[*]	55	60	[*]
VR-CH105887	[*]	[*]	[*]	55	60	[*]
VR-CH14144	[*]	[*]	[*]	25	0	[*]
VR-CH14186	[*]	[*]	[*]	25	0	[*]
VR-CH14278	[*]	[*]	[*]	60	30	[*]
VR-CH14279	[*]	[*]	[*]	60	30	[*]
VR-CH14300	[*]	[*]	[*]	25	0	[*]
VR-CH14301	[*]	[*]	[*]	25	0	[*]
VR-CH14302	[*]	[*]	[*]	25	0	[*]
VR-CH14324	[*]	[*]	[*]	25	0	[*]
VR-CH14880	[*]	[*]	[*]	60	0	[*]
VR-CH16373	[*]	[*]	[*]	60	30	[*]
VR-CH16374	[*]	[*]	[*]	60	30	[*]
VR-CH16530	[*]	[*]	[*]	25	0	[*]
VR-CH200094	[*]	[*]	[*]	55	60	[*]
VR-CH200095	[*]	[*]	[*]	60	60	[*]
VR-CH200128	[*]	[*]	[*]	30	30	[*]
VR-CH200130	[*]	[*]	[*]	30	0	[*]
VR-CH200132	[*]	[*]	[*]	30	0	[*]
VR-CH200134	[*]	[*]	[*]	30	30	[*]
VR-CH200240	[*]	[*]	[*]	50	60	[*]
VR-CH200242	[*]	[*]	[*]	50	60	[*]
VR-CH200243	[*]	[*]	[*]	50	60	[*]
VR-CH200772	[*]	[*]	[*]	60	0	[*]
VR-CH200773	[*]	[*]	[*]	60	30	[*]
VR-CH200775	[*]	[*]	[*]	50	60	[*]
VR-CH200776	[*]	[*]	[*]	50	60	[*]
VR-CH200777	[*]	[*]	[*]	50	60	[*]
VR-CH200778	[*]	[*]	[*]	50	60	[*]
VR-CH200779	[*]	[*]	[*]	50	60	[*]
VR-CH200780	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH200781	[*]	[*]	[*]	50	60	[*]
VR-CH200782	[*]	[*]	[*]	50	60	[*]
VR-CH200783	[*]	[*]	[*]	50	60	[*]
VR-CH200798	[*]	[*]	[*]	42	30	[*]
VR-CH200855	[*]	[*]	[*]	50	60	[*]
VR-CH200874	[*]	[*]	[*]	80	30	[*]
VR-CH200885	[*]	[*]	[*]	50	60	[*]
VR-CH200887	[*]	[*]	[*]	50	60	[*]
VR-CH200926	[*]	[*]	[*]	50	60	[*]
VR-CH201003	[*]	[*]	[*]	50	60	[*]
VR-CH201137	[*]	[*]	[*]	55	60	[*]
VR-CH201150	[*]	[*]	[*]	50	60	[*]
VR-CH201282	[*]	[*]	[*]	50	60	[*]
VR-CH201284	[*]	[*]	[*]	50	60	[*]
VR-CH201498	[*]	[*]	[*]	50	60	[*]
VR-CH201531	[*]	[*]	[*]	60	30	[*]
VR-CH201576	[*]	[*]	[*]	60	30	[*]
VR-CH201873	[*]	[*]	[*]	60	0	[*]
VR-CH202021	[*]	[*]	[*]	60	30	[*]
VR-CH202300	[*]	[*]	[*]	40	30	[*]
VR-CH202301	[*]	[*]	[*]	40	30	[*]
VR-CH202302	[*]	[*]	[*]	40	30	[*]
VR-CH202310	[*]	[*]	[*]	50	60	[*]
VR-CH202368	[*]	[*]	[*]	60	35	[*]
VR-CH202371	[*]	[*]	[*]	50	60	[*]
VR-CH202372	[*]	[*]	[*]	50	60	[*]
VR-CH202432	[*]	[*]	[*]	60	0	[*]
VR-CH202498	[*]	[*]	[*]	60	60	[*]
VR-CH202499	[*]	[*]	[*]	60	30	[*]
VR-CH202541	[*]	[*]	[*]	50	60	[*]
VR-CH202576	[*]	[*]	[*]	50	30	[*]
VR-CH202577	[*]	[*]	[*]	50	30	[*]
VR-CH202603	[*]	[*]	[*]	60	60	[*]
VR-CH202616	[*]	[*]	[*]	50	60	[*]
VR-CH202689	[*]	[*]	[*]	60	30	[*]
VR-CH202744	[*]	[*]	[*]	50	60	[*]
VR-CH202798	[*]	[*]	[*]	25	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH202871	[*]	[*]	[*]	60	60	[*]
VR-CH202873	[*]	[*]	[*]	60	1	[*]
VR-CH202888	[*]	[*]	[*]	50	60	[*]
VR-CH202968	[*]	[*]	[*]	45	30	[*]
VR-CH203183	[*]	[*]	[*]	60	30	[*]
VR-CH203302	[*]	[*]	[*]	55	30	[*]
VR-CH203344	[*]	[*]	[*]	50	60	[*]
VR-CH203386	[*]	[*]	[*]	50	60	[*]
VR-CH203424	[*]	[*]	[*]	50	60	[*]
VR-CH203427	[*]	[*]	[*]	50	60	[*]
VR-CH203429	[*]	[*]	[*]	50	60	[*]
VR-CH203440	[*]	[*]	[*]	60	60	[*]
VR-CH203459	[*]	[*]	[*]	45	30	[*]
VR-CH203517	[*]	[*]	[*]	60	30	[*]
VR-CH203526	[*]	[*]	[*]	50	60	[*]
VR-CH203533	[*]	[*]	[*]	60	30	[*]
VR-CH203605	[*]	[*]	[*]	40	30	[*]
VR-CH203621	[*]	[*]	[*]	60	30	[*]
VR-CH203682	[*]	[*]	[*]	50	60	[*]
VR-CH203683	[*]	[*]	[*]	55	60	[*]
VR-CH203698	[*]	[*]	[*]	55	60	[*]
VR-CH203706	[*]	[*]	[*]	55	60	[*]
VR-CH203720	[*]	[*]	[*]	50	60	[*]
VR-CH203722	[*]	[*]	[*]	60	30	[*]
VR-CH203725	[*]	[*]	[*]	60	45	[*]
VR-CH203726	[*]	[*]	[*]	50	60	[*]
VR-CH203751	[*]	[*]	[*]	55	60	[*]
VR-CH203793	[*]	[*]	[*]	60	30	[*]
VR-CH203805	[*]	[*]	[*]	70	30	[*]
VR-CH203806	[*]	[*]	[*]	55	60	[*]
VR-CH203808	[*]	[*]	[*]	60	0	[*]
VR-CH203815	[*]	[*]	[*]	50	60	[*]
VR-CH203816	[*]	[*]	[*]	50	60	[*]
VR-CH203890	[*]	[*]	[*]	55	60	[*]
VR-CH203917	[*]	[*]	[*]	60	60	[*]
VR-CH203918	[*]	[*]	[*]	40	0	[*]
VR-CH203919	[*]	[*]	[*]	40	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH203920	[*]	[*]	[*]	40	0	[*]
VR-CH203972	[*]	[*]	[*]	50	60	[*]
VR-CH203975	[*]	[*]	[*]	60	30	[*]
VR-CH203998	[*]	[*]	[*]	45	30	[*]
VR-CH204012	[*]	[*]	[*]	50	60	[*]
VR-CH204029	[*]	[*]	[*]	60	30	[*]
VR-CH204057	[*]	[*]	[*]	50	30	[*]
VR-CH204074	[*]	[*]	[*]	50	30	[*]
VR-CH204083	[*]	[*]	[*]	45	30	[*]
VR-CH204115	[*]	[*]	[*]	50	60	[*]
VR-CH204116	[*]	[*]	[*]	60	60	[*]
VR-CH204122	[*]	[*]	[*]	60	60	[*]
VR-CH204155	[*]	[*]	[*]	50	60	[*]
VR-CH204189	[*]	[*]	[*]	40	30	[*]
VR-CH204193	[*]	[*]	[*]	50	60	[*]
VR-CH204236	[*]	[*]	[*]	50	30	[*]
VR-CH204244	[*]	[*]	[*]	50	60	[*]
VR-CH204248	[*]	[*]	[*]	50	60	[*]
VR-CH204252	[*]	[*]	[*]	50	60	[*]
VR-CH204330	[*]	[*]	[*]	50	60	[*]
VR-CH204332	[*]	[*]	[*]	50	60	[*]
VR-CH204337	[*]	[*]	[*]	60	30	[*]
VR-CH204339	[*]	[*]	[*]	60	30	[*]
VR-CH204368	[*]	[*]	[*]	50	30	[*]
VR-CH204373	[*]	[*]	[*]	40	30	[*]
VR-CH204374	[*]	[*]	[*]	40	30	[*]
VR-CH204376	[*]	[*]	[*]	50	60	[*]
VR-CH204407	[*]	[*]	[*]	55	60	[*]
VR-CH204443	[*]	[*]	[*]	50	60	[*]
VR-CH204444	[*]	[*]	[*]	50	60	[*]
VR-CH204449	[*]	[*]	[*]	50	60	[*]
VR-CH204485	[*]	[*]	[*]	52	60	[*]
VR-CH204494	[*]	[*]	[*]	60	30	[*]
VR-CH204497	[*]	[*]	[*]	30	60	[*]
VR-CH204526	[*]	[*]	[*]	60	60	[*]
VR-CH204535	[*]	[*]	[*]	60	35	[*]
VR-CH204537	[*]	[*]	[*]	60	7	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH204546	[*]	[*]	[*]	60	30	[*]
VR-CH204593	[*]	[*]	[*]	60	30	[*]
VR-CH204629	[*]	[*]	[*]	50	60	[*]
VR-CH204647	[*]	[*]	[*]	60	30	[*]
VR-CH204657	[*]	[*]	[*]	60	60	[*]
VR-CH204668	[*]	[*]	[*]	30	0	[*]
VR-CH204676	[*]	[*]	[*]	55	60	[*]
VR-CH204679	[*]	[*]	[*]	60	30	[*]
VR-CH204689	[*]	[*]	[*]	50	60	[*]
VR-CH204691	[*]	[*]	[*]	60	60	[*]
VR-CH204692	[*]	[*]	[*]	60	60	[*]
VR-CH204706	[*]	[*]	[*]	45	30	[*]
VR-CH204744	[*]	[*]	[*]	60	60	[*]
VR-CH204798	[*]	[*]	[*]	60	45	[*]
VR-CH204800	[*]	[*]	[*]	60	30	[*]
VR-CH204803	[*]	[*]	[*]	60	45	[*]
VR-CH204804	[*]	[*]	[*]	60	30	[*]
VR-CH204807	[*]	[*]	[*]	50	15	[*]
VR-CH204859	[*]	[*]	[*]	50	60	[*]
VR-CH204860	[*]	[*]	[*]	50	60	[*]
VR-CH204861	[*]	[*]	[*]	60	30	[*]
VR-CH204865	[*]	[*]	[*]	60	60	[*]
VR-CH204866	[*]	[*]	[*]	30	60	[*]
VR-CH204870	[*]	[*]	[*]	60	60	[*]
VR-CH204871	[*]	[*]	[*]	60	30	[*]
VR-CH204872	[*]	[*]	[*]	60	7	[*]
VR-CH204880	[*]	[*]	[*]	60	30	[*]
VR-CH204896	[*]	[*]	[*]	60	30	[*]
VR-CH204904	[*]	[*]	[*]	50	60	[*]
VR-CH204909	[*]	[*]	[*]	50	60	[*]
VR-CH204914	[*]	[*]	[*]	50	60	[*]
VR-CH204915	[*]	[*]	[*]	50	60	[*]
VR-CH204917	[*]	[*]	[*]	50	60	[*]
VR-CH204918	[*]	[*]	[*]	50	60	[*]
VR-CH204921	[*]	[*]	[*]	50	60	[*]
VR-CH204922	[*]	[*]	[*]	50	60	[*]
VR-CH204927	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH204931	[*]	[*]	[*]	40	30	[*]
VR-CH204975	[*]	[*]	[*]	50	60	[*]
VR-CH204989	[*]	[*]	[*]	60	30	[*]
VR-CH204995	[*]	[*]	[*]	55	60	[*]
VR-CH204996	[*]	[*]	[*]	60	30	[*]
VR-CH204998	[*]	[*]	[*]	50	60	[*]
VR-CH205010	[*]	[*]	[*]	60	30	[*]
VR-CH205023	[*]	[*]	[*]	55	60	[*]
VR-CH205024	[*]	[*]	[*]	55	60	[*]
VR-CH205026	[*]	[*]	[*]	55	60	[*]
VR-CH205039	[*]	[*]	[*]	60	60	[*]
VR-CH205055	[*]	[*]	[*]	60	30	[*]
VR-CH205087	[*]	[*]	[*]	60	30	[*]
VR-CH205088	[*]	[*]	[*]	60	30	[*]
VR-CH205103	[*]	[*]	[*]	55	60	[*]
VR-CH205128	[*]	[*]	[*]	60	30	[*]
VR-CH205136	[*]	[*]	[*]	60	7	[*]
VR-CH205219	[*]	[*]	[*]	60	30	[*]
VR-CH205221	[*]	[*]	[*]	60	60	[*]
VR-CH205234	[*]	[*]	[*]	55	60	[*]
VR-CH205235	[*]	[*]	[*]	55	60	[*]
VR-CH205244	[*]	[*]	[*]	60	60	[*]
VR-CH205250	[*]	[*]	[*]	70	30	[*]
VR-CH205273	[*]	[*]	[*]	50	60	[*]
VR-CH205276	[*]	[*]	[*]	50	60	[*]
VR-CH205301	[*]	[*]	[*]	50	60	[*]
VR-CH205333	[*]	[*]	[*]	50	60	[*]
VR-CH205342	[*]	[*]	[*]	60	30	[*]
VR-CH205344	[*]	[*]	[*]	50	30	[*]
VR-CH205363	[*]	[*]	[*]	70	30	[*]
VR-CH205365	[*]	[*]	[*]	50	30	[*]
VR-CH205392	[*]	[*]	[*]	60	30	[*]
VR-CH205393	[*]	[*]	[*]	60	7	[*]
VR-CH205400	[*]	[*]	[*]	65	30	[*]
VR-CH205401	[*]	[*]	[*]	40	30	[*]
VR-CH205402	[*]	[*]	[*]	60	60	[*]
VR-CH205405	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH205417	[*]	[*]	[*]	60	30	[*]
VR-CH205426	[*]	[*]	[*]	50	30	[*]
VR-CH205435	[*]	[*]	[*]	40	30	[*]
VR-CH205439	[*]	[*]	[*]	65	60	[*]
VR-CH205547	[*]	[*]	[*]	55	60	[*]
VR-CH205563	[*]	[*]	[*]	55	60	[*]
VR-CH205578	[*]	[*]	[*]	60	45	[*]
VR-CH205614	[*]	[*]	[*]	40	30	[*]
VR-CH205631	[*]	[*]	[*]	50	60	[*]
VR-CH205634	[*]	[*]	[*]	55	60	[*]
VR-CH205643	[*]	[*]	[*]	30	30	[*]
VR-CH205644	[*]	[*]	[*]	30	30	[*]
VR-CH205649	[*]	[*]	[*]	30	0	[*]
VR-CH205650	[*]	[*]	[*]	30	30	[*]
VR-CH205651	[*]	[*]	[*]	30	30	[*]
VR-CH205754	[*]	[*]	[*]	65	60	[*]
VR-CH205767	[*]	[*]	[*]	40	30	[*]
VR-CH205782	[*]	[*]	[*]	65	60	[*]
VR-CH205807	[*]	[*]	[*]	55	30	[*]
VR-CH205809	[*]	[*]	[*]	60	30	[*]
VR-CH205815	[*]	[*]	[*]	60	30	[*]
VR-CH205825	[*]	[*]	[*]	45	30	[*]
VR-CH205867	[*]	[*]	[*]	72	30	[*]
VR-CH205874	[*]	[*]	[*]	60	30	[*]
VR-CH205887	[*]	[*]	[*]	40	60	[*]
VR-CH205910	[*]	[*]	[*]	45	30	[*]
VR-CH205911	[*]	[*]	[*]	45	30	[*]
VR-CH205916	[*]	[*]	[*]	45	30	[*]
VR-CH205917	[*]	[*]	[*]	45	30	[*]
VR-CH205955	[*]	[*]	[*]	60	30	[*]
VR-CH205956	[*]	[*]	[*]	60	0	[*]
VR-CH205957	[*]	[*]	[*]	60	0	[*]
VR-CH205975	[*]	[*]	[*]	50	60	[*]
VR-CH206040	[*]	[*]	[*]	60	30	[*]
VR-CH206094	[*]	[*]	[*]	50	0	[*]
VR-CH206096	[*]	[*]	[*]	60	30	[*]
VR-CH206103	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH206161	[*]	[*]	[*]	60	30	[*]
VR-CH206169	[*]	[*]	[*]	60	30	[*]
VR-CH206259	[*]	[*]	[*]	50	30	[*]
VR-CH206267	[*]	[*]	[*]	45	0	[*]
VR-CH206291	[*]	[*]	[*]	40	30	[*]
VR-CH206310	[*]	[*]	[*]	50	30	[*]
VR-CH206331	[*]	[*]	[*]	20	0	[*]
VR-CH206367	[*]	[*]	[*]	100	30	[*]
VR-CH206369	[*]	[*]	[*]	50	60	[*]
VR-CH206404	[*]	[*]	[*]	65	60	[*]
VR-CH206405	[*]	[*]	[*]	50	60	[*]
VR-CH206433	[*]	[*]	[*]	60	30	[*]
VR-CH206455	[*]	[*]	[*]	50	30	[*]
VR-CH206462	[*]	[*]	[*]	40	30	[*]
VR-CH206470	[*]	[*]	[*]	50	30	[*]
VR-CH206482	[*]	[*]	[*]	54	30	[*]
VR-CH206501	[*]	[*]	[*]	60	30	[*]
VR-CH206515	[*]	[*]	[*]	55	45	[*]
VR-CH206520	[*]	[*]	[*]	85	30	[*]
VR-CH206525	[*]	[*]	[*]	60	60	[*]
VR-CH206630	[*]	[*]	[*]	60	30	[*]
VR-CH206631	[*]	[*]	[*]	50	60	[*]
VR-CH206655	[*]	[*]	[*]	45	0	[*]
VR-CH206715	[*]	[*]	[*]	45	30	[*]
VR-CH206738	[*]	[*]	[*]	60	30	[*]
VR-CH206739	[*]	[*]	[*]	60	30	[*]
VR-CH206753	[*]	[*]	[*]	60	60	[*]
VR-CH206765	[*]	[*]	[*]	40	30	[*]
VR-CH206770	[*]	[*]	[*]	60	35	[*]
VR-CH206775	[*]	[*]	[*]	60	30	[*]
VR-CH206778	[*]	[*]	[*]	60	30	[*]
VR-CH206787	[*]	[*]	[*]	60	30	[*]
VR-CH206812	[*]	[*]	[*]	50	30	[*]
VR-CH206869	[*]	[*]	[*]	50	30	[*]
VR-CH206918	[*]	[*]	[*]	20	30	[*]
VR-CH206920	[*]	[*]	[*]	20	0	[*]
VR-CH206962	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH206996	[*]	[*]	[*]	45	30	[*]
VR-CH207006	[*]	[*]	[*]	45	30	[*]
VR-CH207019	[*]	[*]	[*]	45	30	[*]
VR-CH207023	[*]	[*]	[*]	45	30	[*]
VR-CH207034	[*]	[*]	[*]	45	30	[*]
VR-CH207060	[*]	[*]	[*]	50	30	[*]
VR-CH207061	[*]	[*]	[*]	45	30	[*]
VR-CH207081	[*]	[*]	[*]	80	45	[*]
VR-CH207100	[*]	[*]	[*]	60	7	[*]
VR-CH207121	[*]	[*]	[*]	60	30	[*]
VR-CH207189	[*]	[*]	[*]	55	30	[*]
VR-CH207233	[*]	[*]	[*]	50	60	[*]
VR-CH207252	[*]	[*]	[*]	60	0	[*]
VR-CH207286	[*]	[*]	[*]	50	30	[*]
VR-CH207288	[*]	[*]	[*]	40	0	[*]
VR-CH207298	[*]	[*]	[*]	60	30	[*]
VR-CH207318	[*]	[*]	[*]	50	60	[*]
VR-CH207338	[*]	[*]	[*]	60	60	[*]
VR-CH207361	[*]	[*]	[*]	45	30	[*]
VR-CH207389	[*]	[*]	[*]	60	30	[*]
VR-CH207425	[*]	[*]	[*]	60	30	[*]
VR-CH207437	[*]	[*]	[*]	50	60	[*]
VR-CH207448	[*]	[*]	[*]	50	30	[*]
VR-CH207450	[*]	[*]	[*]	60	30	[*]
VR-CH207454	[*]	[*]	[*]	60	60	[*]
VR-CH207482	[*]	[*]	[*]	50	30	[*]
VR-CH207483	[*]	[*]	[*]	45	30	[*]
VR-CH207490	[*]	[*]	[*]	60	30	[*]
VR-CH207522	[*]	[*]	[*]	52	30	[*]
VR-CH207525	[*]	[*]	[*]	60	30	[*]
VR-CH207551	[*]	[*]	[*]	65	60	[*]
VR-CH207554	[*]	[*]	[*]	120	30	[*]
VR-CH207556	[*]	[*]	[*]	85	30	[*]
VR-CH207571	[*]	[*]	[*]	85	30	[*]
VR-CH207621	[*]	[*]	[*]	60	60	[*]
VR-CH207630	[*]	[*]	[*]	60	30	[*]
VR-CH207635	[*]	[*]	[*]	40	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH207647	[*]	[*]	[*]	50	30	[*]
VR-CH207751	[*]	[*]	[*]	50	60	[*]
VR-CH207931	[*]	[*]	[*]	50	60	[*]
VR-CH207932	[*]	[*]	[*]	50	60	[*]
VR-CH208012	[*]	[*]	[*]	50	60	[*]
VR-CH208015	[*]	[*]	[*]	65	60	[*]
VR-CH208016	[*]	[*]	[*]	65	60	[*]
VR-CH208021	[*]	[*]	[*]	60	30	[*]
VR-CH208035	[*]	[*]	[*]	65	30	[*]
VR-CH208039	[*]	[*]	[*]	52	60	[*]
VR-CH208062	[*]	[*]	[*]	100	30	[*]
VR-CH208109	[*]	[*]	[*]	60	7	[*]
VR-CH208116	[*]	[*]	[*]	55	30	[*]
VR-CH208157	[*]	[*]	[*]	90	30	[*]
VR-CH208186	[*]	[*]	[*]	65	30	[*]
VR-CH208222	[*]	[*]	[*]	50	60	[*]
VR-CH208314	[*]	[*]	[*]	65	60	[*]
VR-CH208367	[*]	[*]	[*]	65	60	[*]
VR-CH208378	[*]	[*]	[*]	60	30	[*]
VR-CH208399	[*]	[*]	[*]	50	60	[*]
VR-CH208450	[*]	[*]	[*]	65	60	[*]
VR-CH208495	[*]	[*]	[*]	50	60	[*]
VR-CH208502	[*]	[*]	[*]	50	30	[*]
VR-CH208536	[*]	[*]	[*]	55	30	[*]
VR-CH208537	[*]	[*]	[*]	50	30	[*]
VR-CH208540	[*]	[*]	[*]	50	30	[*]
VR-CH208543	[*]	[*]	[*]	60	30	[*]
VR-CH208597	[*]	[*]	[*]	50	60	[*]
VR-CH208598	[*]	[*]	[*]	50	60	[*]
VR-CH208678	[*]	[*]	[*]	50	60	[*]
VR-CH208683	[*]	[*]	[*]	60	60	[*]
VR-CH208686	[*]	[*]	[*]	60	60	[*]
VR-CH208700	[*]	[*]	[*]	75	30	[*]
VR-CH208743	[*]	[*]	[*]	50	30	[*]
VR-CH208746	[*]	[*]	[*]	65	60	[*]
VR-CH208748	[*]	[*]	[*]	50	60	[*]
VR-CH208757	[*]	[*]	[*]	45	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH208765	[*]	[*]	[*]	60	0	[*]
VR-CH208778	[*]	[*]	[*]	65	60	[*]
VR-CH208870	[*]	[*]	[*]	60	45	[*]
VR-CH208899	[*]	[*]	[*]	60	30	[*]
VR-CH208931	[*]	[*]	[*]	40	30	[*]
VR-CH208959	[*]	[*]	[*]	60	30	[*]
VR-CH209040	[*]	[*]	[*]	65	60	[*]
VR-CH209057	[*]	[*]	[*]	50	30	[*]
VR-CH209061	[*]	[*]	[*]	50	30	[*]
VR-CH209114	[*]	[*]	[*]	40	60	[*]
VR-CH209129	[*]	[*]	[*]	40	30	[*]
VR-CH209153	[*]	[*]	[*]	50	30	[*]
VR-CH209156	[*]	[*]	[*]	50	30	[*]
VR-CH209157	[*]	[*]	[*]	60	30	[*]
VR-CH209165	[*]	[*]	[*]	40	30	[*]
VR-CH209168	[*]	[*]	[*]	60	30	[*]
VR-CH209205	[*]	[*]	[*]	60	30	[*]
VR-CH209324	[*]	[*]	[*]	65	60	[*]
VR-CH209335	[*]	[*]	[*]	60	30	[*]
VR-CH209389	[*]	[*]	[*]	55	30	[*]
VR-CH209406	[*]	[*]	[*]	45	30	[*]
VR-CH209444	[*]	[*]	[*]	50	30	[*]
VR-CH209467	[*]	[*]	[*]	50	60	[*]
VR-CH209469	[*]	[*]	[*]	50	60	[*]
VR-CH209471	[*]	[*]	[*]	50	60	[*]
VR-CH209476	[*]	[*]	[*]	50	60	[*]
VR-CH209480	[*]	[*]	[*]	50	60	[*]
VR-CH209482	[*]	[*]	[*]	50	60	[*]
VR-CH209483	[*]	[*]	[*]	60	0	[*]
VR-CH209484	[*]	[*]	[*]	50	60	[*]
VR-CH209485	[*]	[*]	[*]	50	60	[*]
VR-CH209486	[*]	[*]	[*]	50	60	[*]
VR-CH209487	[*]	[*]	[*]	50	60	[*]
VR-CH209489	[*]	[*]	[*]	50	60	[*]
VR-CH209493	[*]	[*]	[*]	50	60	[*]
VR-CH209495	[*]	[*]	[*]	50	60	[*]
VR-CH209496	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH209498	[*]	[*]	[*]	50	60	[*]
VR-CH209499	[*]	[*]	[*]	50	60	[*]
VR-CH209502	[*]	[*]	[*]	50	60	[*]
VR-CH209503	[*]	[*]	[*]	50	60	[*]
VR-CH209504	[*]	[*]	[*]	50	60	[*]
VR-CH209505	[*]	[*]	[*]	50	60	[*]
VR-CH209506	[*]	[*]	[*]	50	60	[*]
VR-CH209509	[*]	[*]	[*]	50	60	[*]
VR-CH209511	[*]	[*]	[*]	50	60	[*]
VR-CH209514	[*]	[*]	[*]	50	60	[*]
VR-CH209521	[*]	[*]	[*]	40	30	[*]
VR-CH209537	[*]	[*]	[*]	50	60	[*]
VR-CH209553	[*]	[*]	[*]	45	30	[*]
VR-CH209603	[*]	[*]	[*]	55	60	[*]
VR-CH209605	[*]	[*]	[*]	55	60	[*]
VR-CH209622	[*]	[*]	[*]	45	30	[*]
VR-CH209640	[*]	[*]	[*]	60	30	[*]
VR-CH209705	[*]	[*]	[*]	60	30	[*]
VR-CH209751	[*]	[*]	[*]	50	60	[*]
VR-CH209761	[*]	[*]	[*]	60	60	[*]
VR-CH209765	[*]	[*]	[*]	60	60	[*]
VR-CH209771	[*]	[*]	[*]	60	30	[*]
VR-CH209772	[*]	[*]	[*]	55	60	[*]
VR-CH209786	[*]	[*]	[*]	60	60	[*]
VR-CH209787	[*]	[*]	[*]	55	60	[*]
VR-CH209822	[*]	[*]	[*]	75	30	[*]
VR-CH209823	[*]	[*]	[*]	60	30	[*]
VR-CH209826	[*]	[*]	[*]	60	30	[*]
VR-CH209828	[*]	[*]	[*]	50	45	[*]
VR-CH209830	[*]	[*]	[*]	60	30	[*]
VR-CH209850	[*]	[*]	[*]	70	45	[*]
VR-CH209879	[*]	[*]	[*]	60	30	[*]
VR-CH209901	[*]	[*]	[*]	65	60	[*]
VR-CH209919	[*]	[*]	[*]	60	30	[*]
VR-CH209928	[*]	[*]	[*]	70	60	[*]
VR-CH209930	[*]	[*]	[*]	50	30	[*]
VR-CH209980	[*]	[*]	[*]	75	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH210026	[*]	[*]	[*]	80	30	[*]
VR-CH210038	[*]	[*]	[*]	60	30	[*]
VR-CH210040	[*]	[*]	[*]	70	30	[*]
VR-CH210057	[*]	[*]	[*]	60	60	[*]
VR-CH210064	[*]	[*]	[*]	55	30	[*]
VR-CH210069	[*]	[*]	[*]	75	30	[*]
VR-CH210105	[*]	[*]	[*]	40	30	[*]
VR-CH210123	[*]	[*]	[*]	50	30	[*]
VR-CH210131	[*]	[*]	[*]	40	30	[*]
VR-CH210157	[*]	[*]	[*]	60	60	[*]
VR-CH210275	[*]	[*]	[*]	50	30	[*]
VR-CH210301	[*]	[*]	[*]	50	35	[*]
VR-CH210325	[*]	[*]	[*]	60	60	[*]
VR-CH210351	[*]	[*]	[*]	45	30	[*]
VR-CH210379	[*]	[*]	[*]	40	30	[*]
VR-CH210487	[*]	[*]	[*]	60	0	[*]
VR-CH210634	[*]	[*]	[*]	50	30	[*]
VR-CH210647	[*]	[*]	[*]	60	30	[*]
VR-CH210648	[*]	[*]	[*]	60	30	[*]
VR-CH210686	[*]	[*]	[*]	60	60	[*]
VR-CH210687	[*]	[*]	[*]	40	0	[*]
VR-CH210715	[*]	[*]	[*]	20	0	[*]
VR-CH210740	[*]	[*]	[*]	60	60	[*]
VR-CH210777	[*]	[*]	[*]	55	35	[*]
VR-CH210783	[*]	[*]	[*]	55	30	[*]
VR-CH210792	[*]	[*]	[*]	70	60	[*]
VR-CH210810	[*]	[*]	[*]	60	30	[*]
VR-CH210812	[*]	[*]	[*]	60	30	[*]
VR-CH210813	[*]	[*]	[*]	55	60	[*]
VR-CH210820	[*]	[*]	[*]	45	30	[*]
VR-CH210856	[*]	[*]	[*]	60	30	[*]
VR-CH210969	[*]	[*]	[*]	45	0	[*]
VR-CH210979	[*]	[*]	[*]	70	60	[*]
VR-CH210984	[*]	[*]	[*]	45	35	[*]
VR-CH211010	[*]	[*]	[*]	60	60	[*]
VR-CH211019	[*]	[*]	[*]	55	60	[*]
VR-CH211030	[*]	[*]	[*]	40	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH211049	[*]	[*]	[*]	50	30	[*]
VR-CH211068	[*]	[*]	[*]	70	60	[*]
VR-CH211072	[*]	[*]	[*]	65	35	[*]
VR-CH211077	[*]	[*]	[*]	60	60	[*]
VR-CH211078	[*]	[*]	[*]	60	30	[*]
VR-CH211102	[*]	[*]	[*]	60	60	[*]
VR-CH211126	[*]	[*]	[*]	60	30	[*]
VR-CH211158	[*]	[*]	[*]	50	30	[*]
VR-CH211165	[*]	[*]	[*]	60	60	[*]
VR-CH211207	[*]	[*]	[*]	20	0	[*]
VR-CH211223	[*]	[*]	[*]	50	35	[*]
VR-CH211265	[*]	[*]	[*]	55	60	[*]
VR-CH211273	[*]	[*]	[*]	45	30	[*]
VR-CH211275	[*]	[*]	[*]	50	30	[*]
VR-CH211277	[*]	[*]	[*]	50	35	[*]
VR-CH211283	[*]	[*]	[*]	60	0	[*]
VR-CH211284	[*]	[*]	[*]	60	30	[*]
VR-CH211285	[*]	[*]	[*]	60	30	[*]
VR-CH211286	[*]	[*]	[*]	60	30	[*]
VR-CH211287	[*]	[*]	[*]	60	30	[*]
VR-CH211288	[*]	[*]	[*]	60	30	[*]
VR-CH211289	[*]	[*]	[*]	60	30	[*]
VR-CH211302	[*]	[*]	[*]	50	30	[*]
VR-CH211366	[*]	[*]	[*]	60	60	[*]
VR-CH211392	[*]	[*]	[*]	50	30	[*]
VR-CH211407	[*]	[*]	[*]	60	0	[*]
VR-CH211408	[*]	[*]	[*]	60	0	[*]
VR-CH211415	[*]	[*]	[*]	60	30	[*]
VR-CH211451	[*]	[*]	[*]	55	30	[*]
VR-CH211452	[*]	[*]	[*]	55	30	[*]
VR-CH211455	[*]	[*]	[*]	60	60	[*]
VR-CH211456	[*]	[*]	[*]	55	60	[*]
VR-CH211457	[*]	[*]	[*]	60	30	[*]
VR-CH211458	[*]	[*]	[*]	60	0	[*]
VR-CH211460	[*]	[*]	[*]	60	0	[*]
VR-CH211461	[*]	[*]	[*]	60	0	[*]
VR-CH211462	[*]	[*]	[*]	60	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH211463	[*]	[*]	[*]	60	0	[*]
VR-CH211464	[*]	[*]	[*]	60	0	[*]
VR-CH211473	[*]	[*]	[*]	45	30	[*]
VR-CH211521	[*]	[*]	[*]	60	30	[*]
VR-CH211568	[*]	[*]	[*]	70	60	[*]
VR-CH211572	[*]	[*]	[*]	70	60	[*]
VR-CH211589	[*]	[*]	[*]	60	30	[*]
VR-CH211619	[*]	[*]	[*]	60	0	[*]
VR-CH211620	[*]	[*]	[*]	60	0	[*]
VR-CH211649	[*]	[*]	[*]	50	30	[*]
VR-CH211684	[*]	[*]	[*]	50	60	[*]
VR-CH211685	[*]	[*]	[*]	60	60	[*]
VR-CH211734	[*]	[*]	[*]	72	30	[*]
VR-CH211761	[*]	[*]	[*]	85	60	[*]
VR-CH211764	[*]	[*]	[*]	60	45	[*]
VR-CH211766	[*]	[*]	[*]	50	30	[*]
VR-CH211787	[*]	[*]	[*]	60	30	[*]
VR-CH211790	[*]	[*]	[*]	72	30	[*]
VR-CH211791	[*]	[*]	[*]	72	30	[*]
VR-CH211814	[*]	[*]	[*]	60	30	[*]
VR-CH211815	[*]	[*]	[*]	60	30	[*]
VR-CH211825	[*]	[*]	[*]	60	0	[*]
VR-CH211826	[*]	[*]	[*]	55	60	[*]
VR-CH211827	[*]	[*]	[*]	55	60	[*]
VR-CH211868	[*]	[*]	[*]	55	60	[*]
VR-CH211887	[*]	[*]	[*]	55	60	[*]
VR-CH211920	[*]	[*]	[*]	55	60	[*]
VR-CH211924	[*]	[*]	[*]	50	30	[*]
VR-CH211932	[*]	[*]	[*]	60	30	[*]
VR-CH211935	[*]	[*]	[*]	60	30	[*]
VR-CH211937	[*]	[*]	[*]	60	30	[*]
VR-CH211943	[*]	[*]	[*]	60	30	[*]
VR-CH212082	[*]	[*]	[*]	75	30	[*]
VR-CH212101	[*]	[*]	[*]	60	30	[*]
VR-CH212102	[*]	[*]	[*]	60	45	[*]
VR-CH212103	[*]	[*]	[*]	75	30	[*]
VR-CH212105	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH212148	[*]	[*]	[*]	40	30	[*]
VR-CH212171	[*]	[*]	[*]	40	30	[*]
VR-CH212211	[*]	[*]	[*]	55	60	[*]
VR-CH212226	[*]	[*]	[*]	55	60	[*]
VR-CH212250	[*]	[*]	[*]	70	60	[*]
VR-CH212324	[*]	[*]	[*]	40	30	[*]
VR-CH212399	[*]	[*]	[*]	60	60	[*]
VR-CH212465	[*]	[*]	[*]	55	60	[*]
VR-CH212530	[*]	[*]	[*]	40	30	[*]
VR-CH212531	[*]	[*]	[*]	40	30	[*]
VR-CH212546	[*]	[*]	[*]	60	30	[*]
VR-CH212568	[*]	[*]	[*]	60	30	[*]
VR-CH212570	[*]	[*]	[*]	50	30	[*]
VR-CH212571	[*]	[*]	[*]	65	30	[*]
VR-CH212589	[*]	[*]	[*]	60	30	[*]
VR-CH212681	[*]	[*]	[*]	55	60	[*]
VR-CH212683	[*]	[*]	[*]	60	0	[*]
VR-CH212725	[*]	[*]	[*]	70	60	[*]
VR-CH212751	[*]	[*]	[*]	78	30	[*]
VR-CH212768	[*]	[*]	[*]	50	30	[*]
VR-CH212773	[*]	[*]	[*]	50	0	[*]
VR-CH212778	[*]	[*]	[*]	50	60	[*]
VR-CH212815	[*]	[*]	[*]	60	30	[*]
VR-CH212824	[*]	[*]	[*]	60	30	[*]
VR-CH212865	[*]	[*]	[*]	60	30	[*]
VR-CH212866	[*]	[*]	[*]	60	30	[*]
VR-CH212965	[*]	[*]	[*]	60	60	[*]
VR-CH213039	[*]	[*]	[*]	70	60	[*]
VR-CH213058	[*]	[*]	[*]	60	60	[*]
VR-CH213060	[*]	[*]	[*]	60	0	[*]
VR-CH213061	[*]	[*]	[*]	60	30	[*]
VR-CH213066	[*]	[*]	[*]	55	60	[*]
VR-CH213088	[*]	[*]	[*]	70	60	[*]
VR-CH213094	[*]	[*]	[*]	60	30	[*]
VR-CH213097	[*]	[*]	[*]	65	45	[*]
VR-CH213137	[*]	[*]	[*]	40	30	[*]
VR-CH213140	[*]	[*]	[*]	40	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH213188	[*]	[*]	[*]	60	30	[*]
VR-CH213190	[*]	[*]	[*]	50	30	[*]
VR-CH213192	[*]	[*]	[*]	60	30	[*]
VR-CH213200	[*]	[*]	[*]	60	30	[*]
VR-CH213217	[*]	[*]	[*]	50	30	[*]
VR-CH213228	[*]	[*]	[*]	50	30	[*]
VR-CH213232	[*]	[*]	[*]	50	30	[*]
VR-CH213275	[*]	[*]	[*]	40	60	[*]
VR-CH213308	[*]	[*]	[*]	45	30	[*]
VR-CH213313	[*]	[*]	[*]	60	30	[*]
VR-CH213314	[*]	[*]	[*]	60	30	[*]
VR-CH213315	[*]	[*]	[*]	45	30	[*]
VR-CH213316	[*]	[*]	[*]	50	30	[*]
VR-CH213319	[*]	[*]	[*]	60	7	[*]
VR-CH213377	[*]	[*]	[*]	60	0	[*]
VR-CH213378	[*]	[*]	[*]	60	0	[*]
VR-CH213379	[*]	[*]	[*]	60	0	[*]
VR-CH213380	[*]	[*]	[*]	60	0	[*]
VR-CH213383	[*]	[*]	[*]	60	0	[*]
VR-CH213384	[*]	[*]	[*]	60	0	[*]
VR-CH213385	[*]	[*]	[*]	60	30	[*]
VR-CH213386	[*]	[*]	[*]	60	30	[*]
VR-CH213389	[*]	[*]	[*]	60	30	[*]
VR-CH213397	[*]	[*]	[*]	60	30	[*]
VR-CH213398	[*]	[*]	[*]	60	30	[*]
VR-CH213449	[*]	[*]	[*]	120	30	[*]
VR-CH213512	[*]	[*]	[*]	60	0	[*]
VR-CH213516	[*]	[*]	[*]	60	0	[*]
VR-CH213529	[*]	[*]	[*]	65	60	[*]
VR-CH213553	[*]	[*]	[*]	60	30	[*]
VR-CH213593	[*]	[*]	[*]	60	30	[*]
VR-CH213601	[*]	[*]	[*]	60	60	[*]
VR-CH213685	[*]	[*]	[*]	60	60	[*]
VR-CH213686	[*]	[*]	[*]	70	60	[*]
VR-CH213687	[*]	[*]	[*]	60	0	[*]
VR-CH213688	[*]	[*]	[*]	60	35	[*]
VR-CH213689	[*]	[*]	[*]	60	35	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH213697	[*]	[*]	[*]	60	30	[*]
VR-CH213698	[*]	[*]	[*]	60	0	[*]
VR-CH213713	[*]	[*]	[*]	60	30	[*]
VR-CH213716	[*]	[*]	[*]	50	60	[*]
VR-CH213718	[*]	[*]	[*]	50	30	[*]
VR-CH213724	[*]	[*]	[*]	60	30	[*]
VR-CH213742	[*]	[*]	[*]	60	0	[*]
VR-CH213746	[*]	[*]	[*]	60	30	[*]
VR-CH213747	[*]	[*]	[*]	60	30	[*]
VR-CH213748	[*]	[*]	[*]	60	30	[*]
VR-CH213751	[*]	[*]	[*]	60	30	[*]
VR-CH213753	[*]	[*]	[*]	60	0	[*]
VR-CH213755	[*]	[*]	[*]	60	30	[*]
VR-CH213774	[*]	[*]	[*]	50	60	[*]
VR-CH213780	[*]	[*]	[*]	40	60	[*]
VR-CH213822	[*]	[*]	[*]	50	0	[*]
VR-CH213826	[*]	[*]	[*]	60	60	[*]
VR-CH213827	[*]	[*]	[*]	60	60	[*]
VR-CH213837	[*]	[*]	[*]	60	30	[*]
VR-CH213842	[*]	[*]	[*]	70	60	[*]
VR-CH213847	[*]	[*]	[*]	60	60	[*]
VR-CH213849	[*]	[*]	[*]	60	30	[*]
VR-CH22615	[*]	[*]	[*]	50	30	[*]
VR-CH23243	[*]	[*]	[*]	60	0	[*]
VR-CH27829	[*]	[*]	[*]	60	30	[*]
VR-CH28022	[*]	[*]	[*]	60	30	[*]
VR-CH28050	[*]	[*]	[*]	60	0	[*]
VR-CH28168	[*]	[*]	[*]	55	60	[*]
VR-CH28169	[*]	[*]	[*]	55	30	[*]
VR-CH28304	[*]	[*]	[*]	30	30	[*]
VR-CH28308	[*]	[*]	[*]	40	0	[*]
VR-CH28477	[*]	[*]	[*]	30	0	[*]
VR-CH28502	[*]	[*]	[*]	30	30	[*]
VR-CH28641	[*]	[*]	[*]	60	60	[*]
VR-CH28961	[*]	[*]	[*]	30	0	[*]
VR-CH28962	[*]	[*]	[*]	30	30	[*]
VR-CH28964	[*]	[*]	[*]	30	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH29232	[*]	[*]	[*]	30	0	[*]
VR-CH29285	[*]	[*]	[*]	30	30	[*]
VR-CH29298	[*]	[*]	[*]	30	0	[*]
VR-CH29305	[*]	[*]	[*]	30	30	[*]
VR-CH29385	[*]	[*]	[*]	30	30	[*]
VR-CH29387	[*]	[*]	[*]	30	30	[*]
VR-CH29388	[*]	[*]	[*]	30	0	[*]
VR-CH29394	[*]	[*]	[*]	30	30	[*]
VR-CH29395	[*]	[*]	[*]	30	30	[*]
VR-CH29396	[*]	[*]	[*]	30	30	[*]
VR-CH29397	[*]	[*]	[*]	30	30	[*]
VR-CH29398	[*]	[*]	[*]	30	0	[*]
VR-CH29400	[*]	[*]	[*]	30	0	[*]
VR-CH29401	[*]	[*]	[*]	30	0	[*]
VR-CH29402	[*]	[*]	[*]	30	30	[*]
VR-CH29403	[*]	[*]	[*]	30	0	[*]
VR-CH29473	[*]	[*]	[*]	60	0	[*]
VR-CH29476	[*]	[*]	[*]	60	30	[*]
VR-CH300119	[*]	[*]	[*]	60	60	[*]
VR-CH300121	[*]	[*]	[*]	60	60	[*]
VR-CH300125	[*]	[*]	[*]	55	60	[*]
VR-CH300126	[*]	[*]	[*]	60	60	[*]
VR-CH300127	[*]	[*]	[*]	55	60	[*]
VR-CH300233	[*]	[*]	[*]	30	0	[*]
VR-CH300322	[*]	[*]	[*]	60	30	[*]
VR-CH300404	[*]	[*]	[*]	60	30	[*]
VR-CH300405	[*]	[*]	[*]	60	30	[*]
VR-CH300423	[*]	[*]	[*]	50	60	[*]
VR-CH300479	[*]	[*]	[*]	60	30	[*]
VR-CH300485	[*]	[*]	[*]	50	60	[*]
VR-CH300489	[*]	[*]	[*]	50	60	[*]
VR-CH300573	[*]	[*]	[*]	50	60	[*]
VR-CH300678	[*]	[*]	[*]	60	30	[*]
VR-CH300748	[*]	[*]	[*]	60	60	[*]
VR-CH300851	[*]	[*]	[*]	50	60	[*]
VR-CH301026	[*]	[*]	[*]	40	60	[*]
VR-CH301054	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH301081	[*]	[*]	[*]	50	60	[*]
VR-CH301177	[*]	[*]	[*]	55	30	[*]
VR-CH301272	[*]	[*]	[*]	50	60	[*]
VR-CH301273	[*]	[*]	[*]	50	60	[*]
VR-CH301287	[*]	[*]	[*]	50	60	[*]
VR-CH301325	[*]	[*]	[*]	49	30	[*]
VR-CH301358	[*]	[*]	[*]	60	30	[*]
VR-CH301366	[*]	[*]	[*]	50	60	[*]
VR-CH301378	[*]	[*]	[*]	45	30	[*]
VR-CH301381	[*]	[*]	[*]	45	0	[*]
VR-CH301384	[*]	[*]	[*]	50	60	[*]
VR-CH301399	[*]	[*]	[*]	50	60	[*]
VR-CH301483	[*]	[*]	[*]	60	60	[*]
VR-CH301517	[*]	[*]	[*]	60	30	[*]
VR-CH301518	[*]	[*]	[*]	60	0	[*]
VR-CH301527	[*]	[*]	[*]	50	60	[*]
VR-CH301529	[*]	[*]	[*]	50	60	[*]
VR-CH301530	[*]	[*]	[*]	60	30	[*]
VR-CH301531	[*]	[*]	[*]	60	30	[*]
VR-CH301606	[*]	[*]	[*]	45	30	[*]
VR-CH301620	[*]	[*]	[*]	60	30	[*]
VR-CH301838	[*]	[*]	[*]	50	60	[*]
VR-CH301854	[*]	[*]	[*]	65	30	[*]
VR-CH301855	[*]	[*]	[*]	65	30	[*]
VR-CH302174	[*]	[*]	[*]	40	0	[*]
VR-CH302223	[*]	[*]	[*]	40	30	[*]
VR-CH302229	[*]	[*]	[*]	50	60	[*]
VR-CH302238	[*]	[*]	[*]	50	60	[*]
VR-CH302239	[*]	[*]	[*]	50	60	[*]
VR-CH302240	[*]	[*]	[*]	50	60	[*]
VR-CH302241	[*]	[*]	[*]	50	60	[*]
VR-CH302322	[*]	[*]	[*]	50	60	[*]
VR-CH302346	[*]	[*]	[*]	50	30	[*]
VR-CH302411	[*]	[*]	[*]	50	60	[*]
VR-CH302415	[*]	[*]	[*]	50	60	[*]
VR-CH302424	[*]	[*]	[*]	50	60	[*]
VR-CH302567	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH302588	[*]	[*]	[*]	50	60	[*]
VR-CH302596	[*]	[*]	[*]	60	30	[*]
VR-CH302777	[*]	[*]	[*]	80	30	[*]
VR-CH302805	[*]	[*]	[*]	50	60	[*]
VR-CH302860	[*]	[*]	[*]	50	60	[*]
VR-CH302874	[*]	[*]	[*]	55	30	[*]
VR-CH302921	[*]	[*]	[*]	30	30	[*]
VR-CH302988	[*]	[*]	[*]	60	30	[*]
VR-CH303136	[*]	[*]	[*]	50	60	[*]
VR-CH303205	[*]	[*]	[*]	60	60	[*]
VR-CH303248	[*]	[*]	[*]	60	30	[*]
VR-CH303263	[*]	[*]	[*]	50	60	[*]
VR-CH303297	[*]	[*]	[*]	60	60	[*]
VR-CH303330	[*]	[*]	[*]	60	30	[*]
VR-CH303346	[*]	[*]	[*]	50	60	[*]
VR-CH303353	[*]	[*]	[*]	50	60	[*]
VR-CH303414	[*]	[*]	[*]	50	60	[*]
VR-CH303420	[*]	[*]	[*]	60	30	[*]
VR-CH303473	[*]	[*]	[*]	50	60	[*]
VR-CH303517	[*]	[*]	[*]	60	60	[*]
VR-CH303538	[*]	[*]	[*]	50	30	[*]
VR-CH303540	[*]	[*]	[*]	60	60	[*]
VR-CH303568	[*]	[*]	[*]	50	60	[*]
VR-CH303570	[*]	[*]	[*]	80	60	[*]
VR-CH303778	[*]	[*]	[*]	60	60	[*]
VR-CH303845	[*]	[*]	[*]	60	30	[*]
VR-CH303890	[*]	[*]	[*]	60	30	[*]
VR-CH303892	[*]	[*]	[*]	60	60	[*]
VR-CH303893	[*]	[*]	[*]	55	60	[*]
VR-CH303909	[*]	[*]	[*]	60	30	[*]
VR-CH303910	[*]	[*]	[*]	60	30	[*]
VR-CH303913	[*]	[*]	[*]	50	60	[*]
VR-CH303923	[*]	[*]	[*]	60	30	[*]
VR-CH303934	[*]	[*]	[*]	50	60	[*]
VR-CH303935	[*]	[*]	[*]	50	60	[*]
VR-CH303939	[*]	[*]	[*]	55	60	[*]
VR-CH303940	[*]	[*]	[*]	55	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH303951	[*]	[*]	[*]	65	30	[*]
VR-CH303956	[*]	[*]	[*]	60	30	[*]
VR-CH303958	[*]	[*]	[*]	60	30	[*]
VR-CH303999	[*]	[*]	[*]	60	60	[*]
VR-CH304049	[*]	[*]	[*]	60	0	[*]
VR-CH304050	[*]	[*]	[*]	60	30	[*]
VR-CH304060	[*]	[*]	[*]	60	30	[*]
VR-CH304072	[*]	[*]	[*]	40	30	[*]
VR-CH304076	[*]	[*]	[*]	60	30	[*]
VR-CH304077	[*]	[*]	[*]	60	30	[*]
VR-CH304079	[*]	[*]	[*]	60	30	[*]
VR-CH304090	[*]	[*]	[*]	50	0	[*]
VR-CH304099	[*]	[*]	[*]	40	60	[*]
VR-CH304101	[*]	[*]	[*]	50	60	[*]
VR-CH304107	[*]	[*]	[*]	80	60	[*]
VR-CH304108	[*]	[*]	[*]	60	30	[*]
VR-CH304116	[*]	[*]	[*]	60	60	[*]
VR-CH304126	[*]	[*]	[*]	50	60	[*]
VR-CH304127	[*]	[*]	[*]	50	60	[*]
VR-CH304128	[*]	[*]	[*]	50	60	[*]
VR-CH304147	[*]	[*]	[*]	50	30	[*]
VR-CH304180	[*]	[*]	[*]	60	30	[*]
VR-CH304182	[*]	[*]	[*]	60	30	[*]
VR-CH304183	[*]	[*]	[*]	60	30	[*]
VR-CH304198	[*]	[*]	[*]	65	30	[*]
VR-CH304259	[*]	[*]	[*]	50	0	[*]
VR-CH304305	[*]	[*]	[*]	60	30	[*]
VR-CH304347	[*]	[*]	[*]	50	30	[*]
VR-CH304365	[*]	[*]	[*]	60	30	[*]
VR-CH304387	[*]	[*]	[*]	60	30	[*]
VR-CH304424	[*]	[*]	[*]	65	30	[*]
VR-CH304434	[*]	[*]	[*]	60	30	[*]
VR-CH304512	[*]	[*]	[*]	60	60	[*]
VR-CH304630	[*]	[*]	[*]	50	60	[*]
VR-CH304634	[*]	[*]	[*]	60	30	[*]
VR-CH304675	[*]	[*]	[*]	30	30	[*]
VR-CH304697	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH304709	[*]	[*]	[*]	60	0	[*]
VR-CH304724	[*]	[*]	[*]	80	60	[*]
VR-CH304768	[*]	[*]	[*]	30	0	[*]
VR-CH304775	[*]	[*]	[*]	60	60	[*]
VR-CH304799	[*]	[*]	[*]	50	60	[*]
VR-CH304800	[*]	[*]	[*]	50	60	[*]
VR-CH304801	[*]	[*]	[*]	50	60	[*]
VR-CH304802	[*]	[*]	[*]	50	60	[*]
VR-CH304803	[*]	[*]	[*]	50	60	[*]
VR-CH304804	[*]	[*]	[*]	50	60	[*]
VR-CH304823	[*]	[*]	[*]	60	30	[*]
VR-CH304824	[*]	[*]	[*]	45	30	[*]
VR-CH304843	[*]	[*]	[*]	60	60	[*]
VR-CH304849	[*]	[*]	[*]	50	60	[*]
VR-CH304891	[*]	[*]	[*]	60	30	[*]
VR-CH304927	[*]	[*]	[*]	40	30	[*]
VR-CH304928	[*]	[*]	[*]	60	30	[*]
VR-CH304953	[*]	[*]	[*]	60	30	[*]
VR-CH305003	[*]	[*]	[*]	60	60	[*]
VR-CH305081	[*]	[*]	[*]	30	30	[*]
VR-CH305086	[*]	[*]	[*]	40	30	[*]
VR-CH305091	[*]	[*]	[*]	50	60	[*]
VR-CH305138	[*]	[*]	[*]	50	30	[*]
VR-CH305164	[*]	[*]	[*]	45	30	[*]
VR-CH305178	[*]	[*]	[*]	60	30	[*]
VR-CH305179	[*]	[*]	[*]	60	30	[*]
VR-CH305184	[*]	[*]	[*]	45	90	[*]
VR-CH305214	[*]	[*]	[*]	60	30	[*]
VR-CH305222	[*]	[*]	[*]	60	0	[*]
VR-CH305233	[*]	[*]	[*]	65	30	[*]
VR-CH305247	[*]	[*]	[*]	50	60	[*]
VR-CH305250	[*]	[*]	[*]	60	30	[*]
VR-CH305259	[*]	[*]	[*]	50	60	[*]
VR-CH305260	[*]	[*]	[*]	50	60	[*]
VR-CH305276	[*]	[*]	[*]	50	60	[*]
VR-CH305305	[*]	[*]	[*]	50	60	[*]
VR-CH305339	[*]	[*]	[*]	40	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH305343	[*]	[*]	[*]	30	0	[*]
VR-CH305356	[*]	[*]	[*]	50	30	[*]
VR-CH305357	[*]	[*]	[*]	45	0	[*]
VR-CH305398	[*]	[*]	[*]	60	30	[*]
VR-CH305412	[*]	[*]	[*]	60	60	[*]
VR-CH305415	[*]	[*]	[*]	45	30	[*]
VR-CH305416	[*]	[*]	[*]	45	30	[*]
VR-CH305417	[*]	[*]	[*]	52	30	[*]
VR-CH305441	[*]	[*]	[*]	50	60	[*]
VR-CH305456	[*]	[*]	[*]	50	60	[*]
VR-CH305465	[*]	[*]	[*]	50	60	[*]
VR-CH305509	[*]	[*]	[*]	50	60	[*]
VR-CH305516	[*]	[*]	[*]	60	0	[*]
VR-CH305525	[*]	[*]	[*]	50	60	[*]
VR-CH305532	[*]	[*]	[*]	50	60	[*]
VR-CH305557	[*]	[*]	[*]	60	35	[*]
VR-CH305589	[*]	[*]	[*]	50	60	[*]
VR-CH305610	[*]	[*]	[*]	50	60	[*]
VR-CH305616	[*]	[*]	[*]	50	60	[*]
VR-CH305626	[*]	[*]	[*]	50	60	[*]
VR-CH305629	[*]	[*]	[*]	50	60	[*]
VR-CH305630	[*]	[*]	[*]	50	60	[*]
VR-CH305642	[*]	[*]	[*]	50	60	[*]
VR-CH305649	[*]	[*]	[*]	50	60	[*]
VR-CH305656	[*]	[*]	[*]	50	60	[*]
VR-CH305658	[*]	[*]	[*]	50	60	[*]
VR-CH305711	[*]	[*]	[*]	60	30	[*]
VR-CH305737	[*]	[*]	[*]	60	0	[*]
VR-CH305757	[*]	[*]	[*]	70	30	[*]
VR-CH305759	[*]	[*]	[*]	60	30	[*]
VR-CH305774	[*]	[*]	[*]	50	60	[*]
VR-CH305776	[*]	[*]	[*]	50	60	[*]
VR-CH305818	[*]	[*]	[*]	30	0	[*]
VR-CH30594	[*]	[*]	[*]	30	0	[*]
VR-CH305944	[*]	[*]	[*]	45	30	[*]
VR-CH306007	[*]	[*]	[*]	50	60	[*]
VR-CH306014	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH306018	[*]	[*]	[*]	60	30	[*]
VR-CH306100	[*]	[*]	[*]	50	60	[*]
VR-CH306106	[*]	[*]	[*]	50	60	[*]
VR-CH306107	[*]	[*]	[*]	50	60	[*]
VR-CH306112	[*]	[*]	[*]	50	60	[*]
VR-CH306118	[*]	[*]	[*]	60	60	[*]
VR-CH306175	[*]	[*]	[*]	45	0	[*]
VR-CH306329	[*]	[*]	[*]	60	30	[*]
VR-CH306369	[*]	[*]	[*]	50	60	[*]
VR-CH306385	[*]	[*]	[*]	60	30	[*]
VR-CH306404	[*]	[*]	[*]	60	30	[*]
VR-CH306438	[*]	[*]	[*]	60	30	[*]
VR-CH306717	[*]	[*]	[*]	50	60	[*]
VR-CH306767	[*]	[*]	[*]	60	30	[*]
VR-CH306809	[*]	[*]	[*]	50	60	[*]
VR-CH306815	[*]	[*]	[*]	50	60	[*]
VR-CH306850	[*]	[*]	[*]	60	30	[*]
VR-CH306954	[*]	[*]	[*]	50	60	[*]
VR-CH307130	[*]	[*]	[*]	52	60	[*]
VR-CH307184	[*]	[*]	[*]	60	60	[*]
VR-CH307455	[*]	[*]	[*]	80	30	[*]
VR-CH307478	[*]	[*]	[*]	60	30	[*]
VR-CH307556	[*]	[*]	[*]	20	0	[*]
VR-CH307622	[*]	[*]	[*]	60	30	[*]
VR-CH307685	[*]	[*]	[*]	60	60	[*]
VR-CH307692	[*]	[*]	[*]	60	60	[*]
VR-CH307693	[*]	[*]	[*]	60	60	[*]
VR-CH307715	[*]	[*]	[*]	50	30	[*]
VR-CH307718	[*]	[*]	[*]	50	30	[*]
VR-CH307735	[*]	[*]	[*]	52	60	[*]
VR-CH307737	[*]	[*]	[*]	65	60	[*]
VR-CH307738	[*]	[*]	[*]	65	60	[*]
VR-CH307745	[*]	[*]	[*]	72	30	[*]
VR-CH307750	[*]	[*]	[*]	45	30	[*]
VR-CH307773	[*]	[*]	[*]	60	30	[*]
VR-CH307775	[*]	[*]	[*]	60	30	[*]
VR-CH307776	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH307777	[*]	[*]	[*]	50	30	[*]
VR-CH307816	[*]	[*]	[*]	60	0	[*]
VR-CH307831	[*]	[*]	[*]	50	60	[*]
VR-CH307862	[*]	[*]	[*]	40	0	[*]
VR-CH307863	[*]	[*]	[*]	40	0	[*]
VR-CH307909	[*]	[*]	[*]	60	30	[*]
VR-CH307924	[*]	[*]	[*]	60	60	[*]
VR-CH307927	[*]	[*]	[*]	65	35	[*]
VR-CH307947	[*]	[*]	[*]	75	30	[*]
VR-CH308197	[*]	[*]	[*]	55	30	[*]
VR-CH308199	[*]	[*]	[*]	60	0	[*]
VR-CH308205	[*]	[*]	[*]	60	30	[*]
VR-CH308219	[*]	[*]	[*]	45	7	[*]
VR-CH308253	[*]	[*]	[*]	65	30	[*]
VR-CH308257	[*]	[*]	[*]	60	60	[*]
VR-CH308261	[*]	[*]	[*]	60	30	[*]
VR-CH308265	[*]	[*]	[*]	72	30	[*]
VR-CH308324	[*]	[*]	[*]	30	30	[*]
VR-CH308338	[*]	[*]	[*]	60	60	[*]
VR-CH308339	[*]	[*]	[*]	65	60	[*]
VR-CH308340	[*]	[*]	[*]	20	0	[*]
VR-CH308341	[*]	[*]	[*]	60	60	[*]
VR-CH308390	[*]	[*]	[*]	60	60	[*]
VR-CH308391	[*]	[*]	[*]	55	60	[*]
VR-CH308392	[*]	[*]	[*]	55	60	[*]
VR-CH308393	[*]	[*]	[*]	55	60	[*]
VR-CH308394	[*]	[*]	[*]	55	60	[*]
VR-CH308423	[*]	[*]	[*]	60	60	[*]
VR-CH308437	[*]	[*]	[*]	50	30	[*]
VR-CH308439	[*]	[*]	[*]	50	60	[*]
VR-CH308440	[*]	[*]	[*]	50	60	[*]
VR-CH308441	[*]	[*]	[*]	60	30	[*]
VR-CH308447	[*]	[*]	[*]	60	0	[*]
VR-CH308461	[*]	[*]	[*]	60	30	[*]
VR-CH308487	[*]	[*]	[*]	50	30	[*]
VR-CH308510	[*]	[*]	[*]	50	60	[*]
VR-CH308513	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH308670	[*]	[*]	[*]	50	60	[*]
VR-CH308673	[*]	[*]	[*]	50	60	[*]
VR-CH308675	[*]	[*]	[*]	60	0	[*]
VR-CH308676	[*]	[*]	[*]	60	30	[*]
VR-CH308677	[*]	[*]	[*]	60	30	[*]
VR-CH308706	[*]	[*]	[*]	60	30	[*]
VR-CH308710	[*]	[*]	[*]	90	30	[*]
VR-CH308723	[*]	[*]	[*]	50	60	[*]
VR-CH308727	[*]	[*]	[*]	50	60	[*]
VR-CH308736	[*]	[*]	[*]	60	30	[*]
VR-CH309023	[*]	[*]	[*]	60	30	[*]
VR-CH309073	[*]	[*]	[*]	60	30	[*]
VR-CH309177	[*]	[*]	[*]	60	30	[*]
VR-CH309178	[*]	[*]	[*]	60	30	[*]
VR-CH309184	[*]	[*]	[*]	60	30	[*]
VR-CH309208	[*]	[*]	[*]	60	30	[*]
VR-CH309219	[*]	[*]	[*]	20	30	[*]
VR-CH309247	[*]	[*]	[*]	60	30	[*]
VR-CH309260	[*]	[*]	[*]	60	30	[*]
VR-CH309294	[*]	[*]	[*]	60	30	[*]
VR-CH309301	[*]	[*]	[*]	60	30	[*]
VR-CH309331	[*]	[*]	[*]	60	60	[*]
VR-CH309382	[*]	[*]	[*]	40	60	[*]
VR-CH309383	[*]	[*]	[*]	40	60	[*]
VR-CH309418	[*]	[*]	[*]	52	60	[*]
VR-CH309432	[*]	[*]	[*]	50	60	[*]
VR-CH309435	[*]	[*]	[*]	50	60	[*]
VR-CH309469	[*]	[*]	[*]	1	0	[*]
VR-CH309470	[*]	[*]	[*]	60	0	[*]
VR-CH309478	[*]	[*]	[*]	50	60	[*]
VR-CH309479	[*]	[*]	[*]	60	35	[*]
VR-CH309480	[*]	[*]	[*]	20	0	[*]
VR-CH309484	[*]	[*]	[*]	50	60	[*]
VR-CH309495	[*]	[*]	[*]	50	60	[*]
VR-CH309505	[*]	[*]	[*]	1	30	[*]
VR-CH309530	[*]	[*]	[*]	52	60	[*]
VR-CH309531	[*]	[*]	[*]	30	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH309584	[*]	[*]	[*]	50	60	[*]
VR-CH309586	[*]	[*]	[*]	50	60	[*]
VR-CH309587	[*]	[*]	[*]	50	60	[*]
VR-CH309634	[*]	[*]	[*]	50	60	[*]
VR-CH309653	[*]	[*]	[*]	1	0	[*]
VR-CH309682	[*]	[*]	[*]	50	60	[*]
VR-CH309705	[*]	[*]	[*]	70	30	[*]
VR-CH309710	[*]	[*]	[*]	50	60	[*]
VR-CH309712	[*]	[*]	[*]	20	30	[*]
VR-CH309742	[*]	[*]	[*]	60	60	[*]
VR-CH309743	[*]	[*]	[*]	60	30	[*]
VR-CH309755	[*]	[*]	[*]	60	60	[*]
VR-CH309800	[*]	[*]	[*]	20	0	[*]
VR-CH309804	[*]	[*]	[*]	50	60	[*]
VR-CH309808	[*]	[*]	[*]	60	30	[*]
VR-CH309810	[*]	[*]	[*]	60	60	[*]
VR-CH309811	[*]	[*]	[*]	60	60	[*]
VR-CH309812	[*]	[*]	[*]	60	60	[*]
VR-CH309826	[*]	[*]	[*]	60	30	[*]
VR-CH309865	[*]	[*]	[*]	25	30	[*]
VR-CH309899	[*]	[*]	[*]	20	0	[*]
VR-CH309913	[*]	[*]	[*]	60	60	[*]
VR-CH309944	[*]	[*]	[*]	25	30	[*]
VR-CH309949	[*]	[*]	[*]	50	60	[*]
VR-CH309967	[*]	[*]	[*]	60	60	[*]
VR-CH309968	[*]	[*]	[*]	60	60	[*]
VR-CH309978	[*]	[*]	[*]	90	30	[*]
VR-CH309979	[*]	[*]	[*]	90	30	[*]
VR-CH309980	[*]	[*]	[*]	90	30	[*]
VR-CH310000	[*]	[*]	[*]	50	60	[*]
VR-CH310053	[*]	[*]	[*]	60	30	[*]
VR-CH310109	[*]	[*]	[*]	60	60	[*]
VR-CH310126	[*]	[*]	[*]	20	0	[*]
VR-CH310131	[*]	[*]	[*]	40	60	[*]
VR-CH310189	[*]	[*]	[*]	60	30	[*]
VR-CH310198	[*]	[*]	[*]	50	60	[*]
VR-CH310275	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH310277	[*]	[*]	[*]	50	60	[*]
VR-CH310294	[*]	[*]	[*]	60	30	[*]
VR-CH310356	[*]	[*]	[*]	25	30	[*]
VR-CH310366	[*]	[*]	[*]	50	60	[*]
VR-CH310367	[*]	[*]	[*]	60	60	[*]
VR-CH310369	[*]	[*]	[*]	40	0	[*]
VR-CH310370	[*]	[*]	[*]	50	0	[*]
VR-CH310372	[*]	[*]	[*]	50	60	[*]
VR-CH310447	[*]	[*]	[*]	52	60	[*]
VR-CH310448	[*]	[*]	[*]	50	60	[*]
VR-CH310453	[*]	[*]	[*]	50	60	[*]
VR-CH310458	[*]	[*]	[*]	60	0	[*]
VR-CH310471	[*]	[*]	[*]	50	60	[*]
VR-CH310563	[*]	[*]	[*]	20	0	[*]
VR-CH310564	[*]	[*]	[*]	50	0	[*]
VR-CH310566	[*]	[*]	[*]	30	60	[*]
VR-CH310601	[*]	[*]	[*]	60	30	[*]
VR-CH31066	[*]	[*]	[*]	30	30	[*]
VR-CH310671	[*]	[*]	[*]	60	60	[*]
VR-CH310678	[*]	[*]	[*]	50	60	[*]
VR-CH310720	[*]	[*]	[*]	60	30	[*]
VR-CH31074	[*]	[*]	[*]	30	0	[*]
VR-CH310749	[*]	[*]	[*]	60	30	[*]
VR-CH31075	[*]	[*]	[*]	30	0	[*]
VR-CH310753	[*]	[*]	[*]	60	30	[*]
VR-CH310765	[*]	[*]	[*]	50	60	[*]
VR-CH310788	[*]	[*]	[*]	60	30	[*]
VR-CH31080	[*]	[*]	[*]	30	0	[*]
VR-CH310825	[*]	[*]	[*]	60	30	[*]
VR-CH310950	[*]	[*]	[*]	60	0	[*]
VR-CH310951	[*]	[*]	[*]	60	30	[*]
VR-CH310952	[*]	[*]	[*]	60	0	[*]
VR-CH310963	[*]	[*]	[*]	60	0	[*]
VR-CH310968	[*]	[*]	[*]	50	30	[*]
VR-CH310981	[*]	[*]	[*]	45	30	[*]
VR-CH311020	[*]	[*]	[*]	20	30	[*]
VR-CH311044	[*]	[*]	[*]	60	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH311103	[*]	[*]	[*]	90	30	[*]
VR-CH311109	[*]	[*]	[*]	50	30	[*]
VR-CH311142	[*]	[*]	[*]	40	0	[*]
VR-CH311150	[*]	[*]	[*]	52	60	[*]
VR-CH311176	[*]	[*]	[*]	60	60	[*]
VR-CH311189	[*]	[*]	[*]	55	60	[*]
VR-CH311190	[*]	[*]	[*]	55	60	[*]
VR-CH311191	[*]	[*]	[*]	60	30	[*]
VR-CH311203	[*]	[*]	[*]	60	60	[*]
VR-CH311209	[*]	[*]	[*]	30	0	[*]
VR-CH311213	[*]	[*]	[*]	60	60	[*]
VR-CH311215	[*]	[*]	[*]	60	60	[*]
VR-CH311219	[*]	[*]	[*]	60	60	[*]
VR-CH311220	[*]	[*]	[*]	60	60	[*]
VR-CH311221	[*]	[*]	[*]	60	30	[*]
VR-CH311271	[*]	[*]	[*]	40	0	[*]
VR-CH311274	[*]	[*]	[*]	60	60	[*]
VR-CH311482	[*]	[*]	[*]	50	30	[*]
VR-CH311491	[*]	[*]	[*]	40	60	[*]
VR-CH311574	[*]	[*]	[*]	20	30	[*]
VR-CH311575	[*]	[*]	[*]	1	30	[*]
VR-CH311579	[*]	[*]	[*]	60	30	[*]
VR-CH311594	[*]	[*]	[*]	60	0	[*]
VR-CH311616	[*]	[*]	[*]	30	0	[*]
VR-CH311620	[*]	[*]	[*]	60	60	[*]
VR-CH311621	[*]	[*]	[*]	60	60	[*]
VR-CH311634	[*]	[*]	[*]	60	30	[*]
VR-CH311651	[*]	[*]	[*]	50	0	[*]
VR-CH311671	[*]	[*]	[*]	50	60	[*]
VR-CH311672	[*]	[*]	[*]	50	60	[*]
VR-CH311673	[*]	[*]	[*]	50	60	[*]
VR-CH311759	[*]	[*]	[*]	50	60	[*]
VR-CH32846	[*]	[*]	[*]	40	0	[*]
VR-CH33287	[*]	[*]	[*]	40	30	[*]
VR-CH34295	[*]	[*]	[*]	30	0	[*]
VR-CH34394	[*]	[*]	[*]	30	0	[*]
VR-CH34719	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH34782	[*]	[*]	[*]	30	30	[*]
VR-CH35105	[*]	[*]	[*]	30	30	[*]
VR-CH35582	[*]	[*]	[*]	30	0	[*]
VR-CH35583	[*]	[*]	[*]	30	30	[*]
VR-CH36083	[*]	[*]	[*]	60	30	[*]
VR-CH36198	[*]	[*]	[*]	30	0	[*]
VR-CH37484	[*]	[*]	[*]	30	0	[*]
VR-CH37484R	[*]	[*]	[*]	30	0	[*]
VR-CH37485	[*]	[*]	[*]	30	30	[*]
VR-CH37622	[*]	[*]	[*]	30	0	[*]
VR-CH39575	[*]	[*]	[*]	40	60	[*]
VR-CH39857	[*]	[*]	[*]	30	30	[*]
VR-CH400084	[*]	[*]	[*]	60	30	[*]
VR-CH40118	[*]	[*]	[*]	60	0	[*]
VR-CH40599	[*]	[*]	[*]	30	0	[*]
VR-CH41427	[*]	[*]	[*]	30	0	[*]
VR-CH42573	[*]	[*]	[*]	60	30	[*]
VR-CH42593	[*]	[*]	[*]	50	0	[*]
VR-CH44525	[*]	[*]	[*]	60	30	[*]
VR-CH44543	[*]	[*]	[*]	50	30	[*]
VR-CH47439	[*]	[*]	[*]	50	60	[*]
VR-CH47677	[*]	[*]	[*]	30	30	[*]
VR-CH48244	[*]	[*]	[*]	10	30	[*]
VR-CH48256	[*]	[*]	[*]	60	60	[*]
VR-CH49716	[*]	[*]	[*]	60	30	[*]
VR-CH49729	[*]	[*]	[*]	45	30	[*]
VR-CH49909	[*]	[*]	[*]	40	60	[*]
VR-CH49919	[*]	[*]	[*]	60	30	[*]
VR-CH49974	[*]	[*]	[*]	45	30	[*]
VR-CH50101	[*]	[*]	[*]	30	30	[*]
VR-CH51153	[*]	[*]	[*]	30	0	[*]
VR-CH51473	[*]	[*]	[*]	30	0	[*]
VR-CH51514	[*]	[*]	[*]	30	0	[*]
VR-CH51536	[*]	[*]	[*]	30	0	[*]
VR-CH51673	[*]	[*]	[*]	55	60	[*]
VR-CH51762	[*]	[*]	[*]	60	30	[*]
VR-CH51763	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH51766	[*]	[*]	[*]	120	30	[*]
VR-CH51767	[*]	[*]	[*]	120	30	[*]
VR-CH51768	[*]	[*]	[*]	60	7	[*]
VR-CH51774	[*]	[*]	[*]	60	0	[*]
VR-CH51786	[*]	[*]	[*]	60	30	[*]
VR-CH51867	[*]	[*]	[*]	60	0	[*]
VR-CH51876	[*]	[*]	[*]	45	30	[*]
VR-CH51878	[*]	[*]	[*]	45	30	[*]
VR-CH53264	[*]	[*]	[*]	60	30	[*]
VR-CH53269	[*]	[*]	[*]	50	60	[*]
VR-CH53318	[*]	[*]	[*]	40	30	[*]
VR-CH53387	[*]	[*]	[*]	30	0	[*]
VR-CH53395	[*]	[*]	[*]	60	7	[*]
VR-CH53464	[*]	[*]	[*]	60	30	[*]
VR-CH53678	[*]	[*]	[*]	50	30	[*]
VR-CH53980	[*]	[*]	[*]	40	30	[*]
VR-CH54677	[*]	[*]	[*]	45	0	[*]
VR-CH54884	[*]	[*]	[*]	45	0	[*]
VR-CH55612	[*]	[*]	[*]	60	30	[*]
VR-CH55939	[*]	[*]	[*]	60	30	[*]
VR-CH56005	[*]	[*]	[*]	50	60	[*]
VR-CH56014	[*]	[*]	[*]	50	60	[*]
VR-CH56026	[*]	[*]	[*]	50	60	[*]
VR-CH56050	[*]	[*]	[*]	50	60	[*]
VR-CH56093	[*]	[*]	[*]	50	60	[*]
VR-CH56094	[*]	[*]	[*]	50	60	[*]
VR-CH56096	[*]	[*]	[*]	50	60	[*]
VR-CH56107	[*]	[*]	[*]	50	60	[*]
VR-CH56152	[*]	[*]	[*]	50	60	[*]
VR-CH56162	[*]	[*]	[*]	50	60	[*]
VR-CH56171	[*]	[*]	[*]	50	60	[*]
VR-CH56175	[*]	[*]	[*]	50	60	[*]
VR-CH56189	[*]	[*]	[*]	50	60	[*]
VR-CH56212	[*]	[*]	[*]	50	60	[*]
VR-CH56218	[*]	[*]	[*]	50	60	[*]
VR-CH56241	[*]	[*]	[*]	50	60	[*]
VR-CH56298	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH56312	[*]	[*]	[*]	50	60	[*]
VR-CH56327	[*]	[*]	[*]	50	60	[*]
VR-CH56329	[*]	[*]	[*]	50	60	[*]
VR-CH56330	[*]	[*]	[*]	50	60	[*]
VR-CH56332	[*]	[*]	[*]	50	60	[*]
VR-CH56342	[*]	[*]	[*]	50	60	[*]
VR-CH56353	[*]	[*]	[*]	50	60	[*]
VR-CH57128	[*]	[*]	[*]	55	60	[*]
VR-CH57244	[*]	[*]	[*]	50	30	[*]
VR-CH57324	[*]	[*]	[*]	72	30	[*]
VR-CH57376	[*]	[*]	[*]	50	7	[*]
VR-CH57387	[*]	[*]	[*]	50	30	[*]
VR-CH57400	[*]	[*]	[*]	50	45	[*]
VR-CH57410	[*]	[*]	[*]	45	30	[*]
VR-CH57518	[*]	[*]	[*]	65	30	[*]
VR-CH57531	[*]	[*]	[*]	60	0	[*]
VR-CH57635	[*]	[*]	[*]	50	30	[*]
VR-CH57660	[*]	[*]	[*]	60	7	[*]
VR-CH57933	[*]	[*]	[*]	55	60	[*]
VR-CH58249	[*]	[*]	[*]	40	30	[*]
VR-CH58848	[*]	[*]	[*]	50	60	[*]
VR-CH58851	[*]	[*]	[*]	60	60	[*]
VR-CH58895	[*]	[*]	[*]	50	30	[*]
VR-CH58896	[*]	[*]	[*]	60	30	[*]
VR-CH58898	[*]	[*]	[*]	50	60	[*]
VR-CH58918	[*]	[*]	[*]	60	30	[*]
VR-CH59018	[*]	[*]	[*]	30	0	[*]
VR-CH59041	[*]	[*]	[*]	60	7	[*]
VR-CH59389	[*]	[*]	[*]	60	45	[*]
VR-CH59799	[*]	[*]	[*]	30	30	[*]
VR-CH59804	[*]	[*]	[*]	60	30	[*]
VR-CH59913	[*]	[*]	[*]	45	30	[*]
VR-CH60655	[*]	[*]	[*]	30	30	[*]
VR-CH61141	[*]	[*]	[*]	45	30	[*]
VR-CH62671	[*]	[*]	[*]	30	30	[*]
VR-CH62856	[*]	[*]	[*]	50	60	[*]
VR-CH64717	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH66294	[*]	[*]	[*]	50	60	[*]
VR-CH70030	[*]	[*]	[*]	50	60	[*]
VR-CH70142	[*]	[*]	[*]	50	60	[*]
VR-CH70143	[*]	[*]	[*]	50	60	[*]
VR-CH70144	[*]	[*]	[*]	50	60	[*]
VR-CH70145	[*]	[*]	[*]	50	60	[*]
VR-CH70146	[*]	[*]	[*]	50	60	[*]
VR-CH70150	[*]	[*]	[*]	50	60	[*]
VR-CH70151	[*]	[*]	[*]	50	60	[*]
VR-CH70159	[*]	[*]	[*]	50	60	[*]
VR-CH70160	[*]	[*]	[*]	50	60	[*]
VR-CH70293	[*]	[*]	[*]	30	30	[*]
VR-CH70294	[*]	[*]	[*]	30	30	[*]
VR-CH70295	[*]	[*]	[*]	30	30	[*]
VR-CH70413	[*]	[*]	[*]	60	30	[*]
VR-CH70501	[*]	[*]	[*]	50	60	[*]
VR-CH70542	[*]	[*]	[*]	50	30	[*]
VR-CH70579	[*]	[*]	[*]	50	60	[*]
VR-CH70894	[*]	[*]	[*]	50	60	[*]
VR-CH70944	[*]	[*]	[*]	60	30	[*]
VR-CH70945	[*]	[*]	[*]	60	30	[*]
VR-CH70951	[*]	[*]	[*]	50	60	[*]
VR-CH71009	[*]	[*]	[*]	50	60	[*]
VR-CH71069	[*]	[*]	[*]	30	0	[*]
VR-CH71154	[*]	[*]	[*]	60	30	[*]
VR-CH71211	[*]	[*]	[*]	60	0	[*]
VR-CH71235	[*]	[*]	[*]	52	60	[*]
VR-CH71320	[*]	[*]	[*]	50	60	[*]
VR-CH71331	[*]	[*]	[*]	80	30	[*]
VR-CH71388	[*]	[*]	[*]	30	0	[*]
VR-CH71409	[*]	[*]	[*]	50	30	[*]
VR-CH71462	[*]	[*]	[*]	45	30	[*]
VR-CH71504	[*]	[*]	[*]	40	60	[*]
VR-CH71603	[*]	[*]	[*]	60	30	[*]
VR-CH71625	[*]	[*]	[*]	50	30	[*]
VR-CH71671	[*]	[*]	[*]	60	30	[*]
VR-CH71720	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH71721	[*]	[*]	[*]	50	60	[*]
VR-CH71769	[*]	[*]	[*]	50	30	[*]
VR-CH71801	[*]	[*]	[*]	55	30	[*]
VR-CH71867	[*]	[*]	[*]	60	30	[*]
VR-CH71942	[*]	[*]	[*]	60	30	[*]
VR-CH72083	[*]	[*]	[*]	50	60	[*]
VR-CH72258	[*]	[*]	[*]	60	30	[*]
VR-CH72284	[*]	[*]	[*]	30	0	[*]
VR-CH72672	[*]	[*]	[*]	50	60	[*]
VR-CH73055	[*]	[*]	[*]	40	30	[*]
VR-CH73443	[*]	[*]	[*]	50	60	[*]
VR-CH73497	[*]	[*]	[*]	60	60	[*]
VR-CH73684	[*]	[*]	[*]	60	60	[*]
VR-CH73697	[*]	[*]	[*]	50	60	[*]
VR-CH73701	[*]	[*]	[*]	50	60	[*]
VR-CH73704	[*]	[*]	[*]	50	60	[*]
VR-CH73706	[*]	[*]	[*]	50	60	[*]
VR-CH73749	[*]	[*]	[*]	50	60	[*]
VR-CH73781	[*]	[*]	[*]	60	30	[*]
VR-CH73830	[*]	[*]	[*]	55	0	[*]
VR-CH73878	[*]	[*]	[*]	50	60	[*]
VR-CH73922	[*]	[*]	[*]	60	30	[*]
VR-CH74201	[*]	[*]	[*]	50	60	[*]
VR-CH74206	[*]	[*]	[*]	50	60	[*]
VR-CH74208	[*]	[*]	[*]	50	60	[*]
VR-CH74607	[*]	[*]	[*]	45	30	[*]
VR-CH74616	[*]	[*]	[*]	50	60	[*]
VR-CH74796	[*]	[*]	[*]	30	30	[*]
VR-CH74885	[*]	[*]	[*]	50	60	[*]
VR-CH74886	[*]	[*]	[*]	50	60	[*]
VR-CH75407	[*]	[*]	[*]	55	60	[*]
VR-CH75454	[*]	[*]	[*]	50	60	[*]
VR-CH75459	[*]	[*]	[*]	50	60	[*]
VR-CH75468	[*]	[*]	[*]	50	60	[*]
VR-CH75484	[*]	[*]	[*]	50	60	[*]
VR-CH75593	[*]	[*]	[*]	30	30	[*]
VR-CH75684	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH75687	[*]	[*]	[*]	55	60	[*]
VR-CH75903	[*]	[*]	[*]	60	30	[*]
VR-CH75943	[*]	[*]	[*]	30	0	[*]
VR-CH76018	[*]	[*]	[*]	60	30	[*]
VR-CH76091	[*]	[*]	[*]	50	60	[*]
VR-CH76093	[*]	[*]	[*]	50	60	[*]
VR-CH76097	[*]	[*]	[*]	48	30	[*]
VR-CH76101	[*]	[*]	[*]	50	30	[*]
VR-CH76108	[*]	[*]	[*]	40	60	[*]
VR-CH76207	[*]	[*]	[*]	40	60	[*]
VR-CH76583	[*]	[*]	[*]	50	60	[*]
VR-CH76666	[*]	[*]	[*]	60	60	[*]
VR-CH76677	[*]	[*]	[*]	60	0	[*]
VR-CH76884	[*]	[*]	[*]	48	30	[*]
VR-CH76937	[*]	[*]	[*]	60	30	[*]
VR-CH77032	[*]	[*]	[*]	60	30	[*]
VR-CH77118	[*]	[*]	[*]	60	60	[*]
VR-CH77302	[*]	[*]	[*]	50	60	[*]
VR-CH77303	[*]	[*]	[*]	50	60	[*]
VR-CH77304	[*]	[*]	[*]	50	60	[*]
VR-CH77305	[*]	[*]	[*]	50	60	[*]
VR-CH77306	[*]	[*]	[*]	60	30	[*]
VR-CH77307	[*]	[*]	[*]	60	30	[*]
VR-CH77356	[*]	[*]	[*]	60	30	[*]
VR-CH77368	[*]	[*]	[*]	60	30	[*]
VR-CH77405	[*]	[*]	[*]	50	60	[*]
VR-CH77408	[*]	[*]	[*]	55	60	[*]
VR-CH77512	[*]	[*]	[*]	60	60	[*]
VR-CH77527	[*]	[*]	[*]	60	60	[*]
VR-CH77581	[*]	[*]	[*]	60	30	[*]
VR-CH80163	[*]	[*]	[*]	25	30	[*]
VR-CH81332	[*]	[*]	[*]	30	0	[*]
VR-CH81421	[*]	[*]	[*]	50	60	[*]
VR-CH81422	[*]	[*]	[*]	50	60	[*]
VR-CH81423	[*]	[*]	[*]	50	60	[*]
VR-CH81424	[*]	[*]	[*]	50	60	[*]
VR-CH81427	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-CH81429	[*]	[*]	[*]	50	60	[*]
VR-CH81431	[*]	[*]	[*]	30	30	[*]
VR-CH81582	[*]	[*]	[*]	50	60	[*]
VR-CH81584	[*]	[*]	[*]	50	60	[*]
VR-CH81757	[*]	[*]	[*]	60	30	[*]
VR-CH84263	[*]	[*]	[*]	20	0	[*]
VR-CH84955	[*]	[*]	[*]	50	30	[*]
VR-CH84956	[*]	[*]	[*]	50	0	[*]
VR-CH84957	[*]	[*]	[*]	1	0	[*]
VR-CH89563	[*]	[*]	[*]	3	0	[*]
VR-CH89702	[*]	[*]	[*]	50	30	[*]
VR-CH89712	[*]	[*]	[*]	20	0	[*]
VR-CHT00367	[*]	[*]	[*]	25	30	[*]
VR-P_57836	[*]	[*]	[*]	60	30	[*]
VR-P_69506	[*]	[*]	[*]	30	30	[*]
VR-P_X0818	[*]	[*]	[*]	50	0	[*]
VR-P102754	[*]	[*]	[*]	60	60	[*]
VR-P104615	[*]	[*]	[*]	60	60	[*]
VR-P10573	[*]	[*]	[*]	30	0	[*]
VR-P17868	[*]	[*]	[*]	30	30	[*]
VR-P17956	[*]	[*]	[*]	50	60	[*]
VR-P17959	[*]	[*]	[*]	50	60	[*]
VR-P17962	[*]	[*]	[*]	50	60	[*]
VR-P18142	[*]	[*]	[*]	30	30	[*]
VR-P18936	[*]	[*]	[*]	20	0	[*]
VR-P18937	[*]	[*]	[*]	20	0	[*]
VR-P19048	[*]	[*]	[*]	50	30	[*]
VR-P19049	[*]	[*]	[*]	50	0	[*]
VR-P19050	[*]	[*]	[*]	50	0	[*]
VR-P19055	[*]	[*]	[*]	40	30	[*]
VR-P19056	[*]	[*]	[*]	50	30	[*]
VR-P19057	[*]	[*]	[*]	50	30	[*]
VR-P19058	[*]	[*]	[*]	50	0	[*]
VR-P19072	[*]	[*]	[*]	50	60	[*]
VR-P19073	[*]	[*]	[*]	50	60	[*]
VR-P19075	[*]	[*]	[*]	50	0	[*]
VR-P19076	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P19086	[*]	[*]	[*]	50	0	[*]
VR-P19087	[*]	[*]	[*]	50	0	[*]
VR-P19130	[*]	[*]	[*]	30	0	[*]
VR-P19130R	[*]	[*]	[*]	30	0	[*]
VR-P19131	[*]	[*]	[*]	50	0	[*]
VR-P19132	[*]	[*]	[*]	50	30	[*]
VR-P19133	[*]	[*]	[*]	50	30	[*]
VR-P19134	[*]	[*]	[*]	50	0	[*]
VR-P19134R	[*]	[*]	[*]	50	0	[*]
VR-P19135	[*]	[*]	[*]	50	30	[*]
VR-P19135R	[*]	[*]	[*]	50	0	[*]
VR-P19154	[*]	[*]	[*]	60	60	[*]
VR-P19154R	[*]	[*]	[*]	60	60	[*]
VR-P19160	[*]	[*]	[*]	60	30	[*]
VR-P19161	[*]	[*]	[*]	60	30	[*]
VR-P19162	[*]	[*]	[*]	60	30	[*]
VR-P19163	[*]	[*]	[*]	60	30	[*]
VR-P19164	[*]	[*]	[*]	60	0	[*]
VR-P19165	[*]	[*]	[*]	60	0	[*]
VR-P19193	[*]	[*]	[*]	50	30	[*]
VR-P19194	[*]	[*]	[*]	50	0	[*]
VR-P19195	[*]	[*]	[*]	50	0	[*]
VR-P19199	[*]	[*]	[*]	50	0	[*]
VR-P19207	[*]	[*]	[*]	50	60	[*]
VR-P19210	[*]	[*]	[*]	50	30	[*]
VR-P19211	[*]	[*]	[*]	50	60	[*]
VR-P19213	[*]	[*]	[*]	60	30	[*]
VR-P19214	[*]	[*]	[*]	60	30	[*]
VR-P19215	[*]	[*]	[*]	60	30	[*]
VR-P19224	[*]	[*]	[*]	50	60	[*]
VR-P19225	[*]	[*]	[*]	50	60	[*]
VR-P19228	[*]	[*]	[*]	50	30	[*]
VR-P19234	[*]	[*]	[*]	50	60	[*]
VR-P19235	[*]	[*]	[*]	50	0	[*]
VR-P19261	[*]	[*]	[*]	50	60	[*]
VR-P19275	[*]	[*]	[*]	60	0	[*]
VR-P19277	[*]	[*]	[*]	60	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P19279	[*]	[*]	[*]	60	0	[*]
VR-P19302	[*]	[*]	[*]	30	30	[*]
VR-P19303	[*]	[*]	[*]	30	30	[*]
VR-P19306	[*]	[*]	[*]	30	0	[*]
VR-P19307	[*]	[*]	[*]	30	0	[*]
VR-P19308	[*]	[*]	[*]	30	30	[*]
VR-P19309	[*]	[*]	[*]	30	30	[*]
VR-P19313	[*]	[*]	[*]	50	0	[*]
VR-P19314	[*]	[*]	[*]	50	0	[*]
VR-P19319	[*]	[*]	[*]	50	60	[*]
VR-P19320	[*]	[*]	[*]	50	0	[*]
VR-P19320R	[*]	[*]	[*]	50	0	[*]
VR-P19355	[*]	[*]	[*]	50	0	[*]
VR-P19356	[*]	[*]	[*]	50	0	[*]
VR-P19357	[*]	[*]	[*]	50	60	[*]
VR-P19380	[*]	[*]	[*]	40	30	[*]
VR-P19398	[*]	[*]	[*]	50	60	[*]
VR-P19402	[*]	[*]	[*]	40	30	[*]
VR-P19458	[*]	[*]	[*]	60	30	[*]
VR-P19458R	[*]	[*]	[*]	60	0	[*]
VR-P19459	[*]	[*]	[*]	60	30	[*]
VR-P19459R	[*]	[*]	[*]	60	0	[*]
VR-P19460	[*]	[*]	[*]	60	30	[*]
VR-P19460R	[*]	[*]	[*]	60	0	[*]
VR-P19461	[*]	[*]	[*]	60	0	[*]
VR-P19461R	[*]	[*]	[*]	60	0	[*]
VR-P19476	[*]	[*]	[*]	50	30	[*]
VR-P19477	[*]	[*]	[*]	50	30	[*]
VR-P19486	[*]	[*]	[*]	30	0	[*]
VR-P19487	[*]	[*]	[*]	50	30	[*]
VR-P19488	[*]	[*]	[*]	50	0	[*]
VR-P19509	[*]	[*]	[*]	40	0	[*]
VR-P19516	[*]	[*]	[*]	60	30	[*]
VR-P19518	[*]	[*]	[*]	50	30	[*]
VR-P19520	[*]	[*]	[*]	90	30	[*]
VR-P19529	[*]	[*]	[*]	50	0	[*]
VR-P19530	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P19531	[*]	[*]	[*]	50	30	[*]
VR-P19532	[*]	[*]	[*]	50	30	[*]
VR-P19533	[*]	[*]	[*]	50	30	[*]
VR-P19540	[*]	[*]	[*]	30	30	[*]
VR-P19540R	[*]	[*]	[*]	30	0	[*]
VR-P19542	[*]	[*]	[*]	30	30	[*]
VR-P19542R	[*]	[*]	[*]	30	0	[*]
VR-P19544	[*]	[*]	[*]	50	30	[*]
VR-P19554	[*]	[*]	[*]	50	0	[*]
VR-P19555	[*]	[*]	[*]	50	60	[*]
VR-P19574	[*]	[*]	[*]	50	30	[*]
VR-P19577	[*]	[*]	[*]	50	0	[*]
VR-P19578	[*]	[*]	[*]	50	30	[*]
VR-P19579	[*]	[*]	[*]	50	0	[*]
VR-P19587	[*]	[*]	[*]	50	0	[*]
VR-P19628	[*]	[*]	[*]	50	30	[*]
VR-P19629	[*]	[*]	[*]	50	30	[*]
VR-P19648	[*]	[*]	[*]	50	0	[*]
VR-P19651	[*]	[*]	[*]	50	30	[*]
VR-P19652	[*]	[*]	[*]	50	30	[*]
VR-P19657	[*]	[*]	[*]	50	60	[*]
VR-P19678	[*]	[*]	[*]	50	30	[*]
VR-P19679	[*]	[*]	[*]	50	0	[*]
VR-P19687	[*]	[*]	[*]	60	30	[*]
VR-P19688	[*]	[*]	[*]	60	30	[*]
VR-P19689	[*]	[*]	[*]	30	30	[*]
VR-P19690	[*]	[*]	[*]	60	30	[*]
VR-P19691	[*]	[*]	[*]	60	30	[*]
VR-P19693	[*]	[*]	[*]	60	30	[*]
VR-P19731	[*]	[*]	[*]	50	60	[*]
VR-P19734	[*]	[*]	[*]	50	60	[*]
VR-P19750	[*]	[*]	[*]	50	60	[*]
VR-P19751	[*]	[*]	[*]	50	60	[*]
VR-P19755	[*]	[*]	[*]	50	60	[*]
VR-P19777	[*]	[*]	[*]	60	0	[*]
VR-P19784	[*]	[*]	[*]	60	30	[*]
VR-P19793	[*]	[*]	[*]	50	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P19795	[*]	[*]	[*]	50	0	[*]
VR-P19799	[*]	[*]	[*]	40	30	[*]
VR-P19802	[*]	[*]	[*]	25	0	[*]
VR-P19819	[*]	[*]	[*]	50	0	[*]
VR-P19819R	[*]	[*]	[*]	50	0	[*]
VR-P19820	[*]	[*]	[*]	50	0	[*]
VR-P19820R	[*]	[*]	[*]	50	0	[*]
VR-P19821	[*]	[*]	[*]	50	0	[*]
VR-P19821R	[*]	[*]	[*]	50	0	[*]
VR-P19835	[*]	[*]	[*]	50	60	[*]
VR-P19845	[*]	[*]	[*]	20	0	[*]
VR-P19855	[*]	[*]	[*]	50	60	[*]
VR-P19858	[*]	[*]	[*]	50	0	[*]
VR-P19860	[*]	[*]	[*]	50	60	[*]
VR-P19863	[*]	[*]	[*]	50	60	[*]
VR-P19876	[*]	[*]	[*]	50	0	[*]
VR-P19908	[*]	[*]	[*]	25	0	[*]
VR-P19913	[*]	[*]	[*]	50	60	[*]
VR-P19941	[*]	[*]	[*]	50	0	[*]
VR-P19973	[*]	[*]	[*]	50	60	[*]
VR-P19980	[*]	[*]	[*]	30	30	[*]
VR-P19981	[*]	[*]	[*]	30	30	[*]
VR-P20000	[*]	[*]	[*]	50	60	[*]
VR-P20006	[*]	[*]	[*]	30	30	[*]
VR-P20007	[*]	[*]	[*]	30	30	[*]
VR-P20009	[*]	[*]	[*]	30	0	[*]
VR-P20010	[*]	[*]	[*]	30	0	[*]
VR-P20018	[*]	[*]	[*]	50	60	[*]
VR-P20019	[*]	[*]	[*]	50	30	[*]
VR-P20023	[*]	[*]	[*]	50	0	[*]
VR-P20024	[*]	[*]	[*]	50	0	[*]
VR-P20031	[*]	[*]	[*]	50	60	[*]
VR-P20053	[*]	[*]	[*]	60	0	[*]
VR-P20054	[*]	[*]	[*]	60	30	[*]
VR-P20055	[*]	[*]	[*]	50	60	[*]
VR-P20066	[*]	[*]	[*]	25	0	[*]
VR-P20067	[*]	[*]	[*]	50	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

p
CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20068	[*]	[*]	[*]	50	0	[*]
VR-P20079	[*]	[*]	[*]	50	0	[*]
VR-P20092	[*]	[*]	[*]	30	0	[*]
VR-P20093	[*]	[*]	[*]	30	0	[*]
VR-P20119	[*]	[*]	[*]	50	0	[*]
VR-P20129	[*]	[*]	[*]	50	0	[*]
VR-P20138	[*]	[*]	[*]	50	30	[*]
VR-P20139	[*]	[*]	[*]	50	0	[*]
VR-P20140	[*]	[*]	[*]	50	0	[*]
VR-P20159	[*]	[*]	[*]	50	0	[*]
VR-P20160	[*]	[*]	[*]	50	0	[*]
VR-P20161	[*]	[*]	[*]	50	30	[*]
VR-P20162	[*]	[*]	[*]	50	30	[*]
VR-P20164	[*]	[*]	[*]	50	0	[*]
VR-P20167	[*]	[*]	[*]	50	0	[*]
VR-P20168	[*]	[*]	[*]	50	0	[*]
VR-P20170	[*]	[*]	[*]	50	0	[*]
VR-P20171	[*]	[*]	[*]	50	0	[*]
VR-P20172	[*]	[*]	[*]	50	0	[*]
VR-P20177	[*]	[*]	[*]	50	0	[*]
VR-P20182	[*]	[*]	[*]	50	0	[*]
VR-P20184	[*]	[*]	[*]	50	30	[*]
VR-P20187	[*]	[*]	[*]	50	0	[*]
VR-P20189	[*]	[*]	[*]	50	30	[*]
VR-P20190	[*]	[*]	[*]	50	0	[*]
VR-P20191	[*]	[*]	[*]	50	0	[*]
VR-P20203	[*]	[*]	[*]	50	30	[*]
VR-P20209	[*]	[*]	[*]	20	0	[*]
VR-P20210	[*]	[*]	[*]	50	0	[*]
VR-P20215	[*]	[*]	[*]	50	30	[*]
VR-P20232	[*]	[*]	[*]	30	0	[*]
VR-P20243	[*]	[*]	[*]	50	60	[*]
VR-P20283	[*]	[*]	[*]	50	60	[*]
VR-P20286	[*]	[*]	[*]	50	0	[*]
VR-P20287	[*]	[*]	[*]	50	0	[*]
VR-P20288	[*]	[*]	[*]	40	30	[*]
VR-P20333	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20333R	[*]	[*]	[*]	60	0	[*]
VR-P20334	[*]	[*]	[*]	60	30	[*]
VR-P20334R	[*]	[*]	[*]	60	0	[*]
VR-P20335	[*]	[*]	[*]	60	0	[*]
VR-P20335R	[*]	[*]	[*]	60	0	[*]
VR-P20336	[*]	[*]	[*]	60	30	[*]
VR-P20336R	[*]	[*]	[*]	60	0	[*]
VR-P20337	[*]	[*]	[*]	60	0	[*]
VR-P20342	[*]	[*]	[*]	60	0	[*]
VR-P20343	[*]	[*]	[*]	60	0	[*]
VR-P20344	[*]	[*]	[*]	60	0	[*]
VR-P20345	[*]	[*]	[*]	60	0	[*]
VR-P20353R	[*]	[*]	[*]	60	0	[*]
VR-P20354R	[*]	[*]	[*]	60	0	[*]
VR-P20355R	[*]	[*]	[*]	60	0	[*]
VR-P20356	[*]	[*]	[*]	60	0	[*]
VR-P20356R	[*]	[*]	[*]	60	0	[*]
VR-P20361	[*]	[*]	[*]	60	30	[*]
VR-P20361R	[*]	[*]	[*]	60	0	[*]
VR-P20362R	[*]	[*]	[*]	60	0	[*]
VR-P20363R	[*]	[*]	[*]	60	0	[*]
VR-P20364R	[*]	[*]	[*]	60	0	[*]
VR-P20396	[*]	[*]	[*]	60	30	[*]
VR-P20401	[*]	[*]	[*]	50	30	[*]
VR-P20411	[*]	[*]	[*]	50	30	[*]
VR-P20450	[*]	[*]	[*]	20	0	[*]
VR-P20451	[*]	[*]	[*]	50	30	[*]
VR-P20452	[*]	[*]	[*]	60	30	[*]
VR-P20466	[*]	[*]	[*]	50	60	[*]
VR-P20467	[*]	[*]	[*]	50	60	[*]
VR-P20468	[*]	[*]	[*]	60	60	[*]
VR-P204877	[*]	[*]	[*]	60	60	[*]
VR-P20498	[*]	[*]	[*]	30	30	[*]
VR-P20499	[*]	[*]	[*]	50	30	[*]
VR-P20500	[*]	[*]	[*]	55	30	[*]
VR-P20500R	[*]	[*]	[*]	25	0	[*]
VR-P20532	[*]	[*]	[*]	20	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20536	[*]	[*]	[*]	60	30	[*]
VR-P20537	[*]	[*]	[*]	60	30	[*]
VR-P20554	[*]	[*]	[*]	50	30	[*]
VR-P20559	[*]	[*]	[*]	50	30	[*]
VR-P20571	[*]	[*]	[*]	60	0	[*]
VR-P20573	[*]	[*]	[*]	50	30	[*]
VR-P20585	[*]	[*]	[*]	60	60	[*]
VR-P20586	[*]	[*]	[*]	60	60	[*]
VR-P20587	[*]	[*]	[*]	60	60	[*]
VR-P20587R	[*]	[*]	[*]	60	60	[*]
VR-P20594	[*]	[*]	[*]	25	30	[*]
VR-P20594R	[*]	[*]	[*]	25	0	[*]
VR-P20598	[*]	[*]	[*]	50	60	[*]
VR-P20603	[*]	[*]	[*]	50	60	[*]
VR-P20612	[*]	[*]	[*]	60	60	[*]
VR-P20612R	[*]	[*]	[*]	60	0	[*]
VR-P20619	[*]	[*]	[*]	50	60	[*]
VR-P20620	[*]	[*]	[*]	50	60	[*]
VR-P20642	[*]	[*]	[*]	55	30	[*]
VR-P20642R	[*]	[*]	[*]	50	0	[*]
VR-P20643	[*]	[*]	[*]	30	30	[*]
VR-P20643R	[*]	[*]	[*]	30	0	[*]
VR-P20644	[*]	[*]	[*]	50	30	[*]
VR-P20644R	[*]	[*]	[*]	50	0	[*]
VR-P20645	[*]	[*]	[*]	50	30	[*]
VR-P20645R	[*]	[*]	[*]	50	0	[*]
VR-P20647	[*]	[*]	[*]	60	60	[*]
VR-P20651	[*]	[*]	[*]	60	60	[*]
VR-P20652	[*]	[*]	[*]	60	60	[*]
VR-P20652R	[*]	[*]	[*]	60	60	[*]
VR-P20653	[*]	[*]	[*]	60	60	[*]
VR-P20654	[*]	[*]	[*]	60	60	[*]
VR-P20655	[*]	[*]	[*]	60	60	[*]
VR-P20655R	[*]	[*]	[*]	60	60	[*]
VR-P20663	[*]	[*]	[*]	20	30	[*]
VR-P20665	[*]	[*]	[*]	60	0	[*]
VR-P20665R	[*]	[*]	[*]	60	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20666	[*]	[*]	[*]	60	0	[*]
VR-P20666R	[*]	[*]	[*]	60	60	[*]
VR-P20671	[*]	[*]	[*]	60	60	[*]
VR-P20672	[*]	[*]	[*]	60	60	[*]
VR-P20675	[*]	[*]	[*]	60	30	[*]
VR-P20675R	[*]	[*]	[*]	60	0	[*]
VR-P20694	[*]	[*]	[*]	50	30	[*]
VR-P20694R	[*]	[*]	[*]	50	0	[*]
VR-P20697	[*]	[*]	[*]	50	30	[*]
VR-P20697R	[*]	[*]	[*]	50	30	[*]
VR-P20699	[*]	[*]	[*]	50	30	[*]
VR-P20699R	[*]	[*]	[*]	50	0	[*]
VR-P20702	[*]	[*]	[*]	50	30	[*]
VR-P20702R	[*]	[*]	[*]	50	30	[*]
VR-P20703	[*]	[*]	[*]	50	30	[*]
VR-P20706	[*]	[*]	[*]	50	0	[*]
VR-P20711	[*]	[*]	[*]	30	0	[*]
VR-P20711R	[*]	[*]	[*]	30	0	[*]
VR-P20712	[*]	[*]	[*]	50	30	[*]
VR-P20712R	[*]	[*]	[*]	50	0	[*]
VR-P20715	[*]	[*]	[*]	30	30	[*]
VR-P20715R	[*]	[*]	[*]	50	30	[*]
VR-P20716	[*]	[*]	[*]	50	30	[*]
VR-P20716R	[*]	[*]	[*]	50	0	[*]
VR-P20719	[*]	[*]	[*]	50	30	[*]
VR-P20720	[*]	[*]	[*]	50	30	[*]
VR-P20722	[*]	[*]	[*]	30	30	[*]
VR-P20729	[*]	[*]	[*]	50	30	[*]
VR-P20729R	[*]	[*]	[*]	50	0	[*]
VR-P20730	[*]	[*]	[*]	30	30	[*]
VR-P20731	[*]	[*]	[*]	30	0	[*]
VR-P20731R	[*]	[*]	[*]	30	0	[*]
VR-P20732	[*]	[*]	[*]	50	30	[*]
VR-P20732R	[*]	[*]	[*]	50	0	[*]
VR-P20733	[*]	[*]	[*]	50	0	[*]
VR-P20735	[*]	[*]	[*]	50	0	[*]
VR-P20737	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20737R	[*]	[*]	[*]	60	0	[*]
VR-P20751	[*]	[*]	[*]	50	30	[*]
VR-P20751R	[*]	[*]	[*]	50	0	[*]
VR-P20752	[*]	[*]	[*]	50	30	[*]
VR-P20752R	[*]	[*]	[*]	50	0	[*]
VR-P20758	[*]	[*]	[*]	60	60	[*]
VR-P20766	[*]	[*]	[*]	60	60	[*]
VR-P20766R	[*]	[*]	[*]	60	60	[*]
VR-P20767	[*]	[*]	[*]	60	60	[*]
VR-P20767R	[*]	[*]	[*]	60	60	[*]
VR-P20779	[*]	[*]	[*]	50	30	[*]
VR-P20779R	[*]	[*]	[*]	30	0	[*]
VR-P20797	[*]	[*]	[*]	70	0	[*]
VR-P20798	[*]	[*]	[*]	50	0	[*]
VR-P20830	[*]	[*]	[*]	60	60	[*]
VR-P20830R	[*]	[*]	[*]	60	60	[*]
VR-P20844	[*]	[*]	[*]	60	60	[*]
VR-P20848	[*]	[*]	[*]	50	60	[*]
VR-P20848R	[*]	[*]	[*]	50	60	[*]
VR-P20849	[*]	[*]	[*]	50	60	[*]
VR-P20849R	[*]	[*]	[*]	50	60	[*]
VR-P20850	[*]	[*]	[*]	50	60	[*]
VR-P20850R	[*]	[*]	[*]	60	60	[*]
VR-P20851	[*]	[*]	[*]	60	60	[*]
VR-P20859	[*]	[*]	[*]	40	30	[*]
VR-P20859R	[*]	[*]	[*]	40	0	[*]
VR-P20863	[*]	[*]	[*]	50	30	[*]
VR-P20863R	[*]	[*]	[*]	50	0	[*]
VR-P20873	[*]	[*]	[*]	60	60	[*]
VR-P20873R	[*]	[*]	[*]	60	60	[*]
VR-P20877	[*]	[*]	[*]	60	60	[*]
VR-P20878	[*]	[*]	[*]	60	60	[*]
VR-P20890	[*]	[*]	[*]	25	30	[*]
VR-P20891	[*]	[*]	[*]	25	30	[*]
VR-P20895	[*]	[*]	[*]	60	60	[*]
VR-P20895R	[*]	[*]	[*]	60	60	[*]
VR-P20901	[*]	[*]	[*]	60	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P20902	[*]	[*]	[*]	60	30	[*]
VR-P20909	[*]	[*]	[*]	25	0	[*]
VR-P20910	[*]	[*]	[*]	25	0	[*]
VR-P20911	[*]	[*]	[*]	25	0	[*]
VR-P20912	[*]	[*]	[*]	25	0	[*]
VR-P20913	[*]	[*]	[*]	25	0	[*]
VR-P20915	[*]	[*]	[*]	60	60	[*]
VR-P20921	[*]	[*]	[*]	50	0	[*]
VR-P20925	[*]	[*]	[*]	50	30	[*]
VR-P20927	[*]	[*]	[*]	50	30	[*]
VR-P20930	[*]	[*]	[*]	50	0	[*]
VR-P20934	[*]	[*]	[*]	60	60	[*]
VR-P20934R	[*]	[*]	[*]	60	60	[*]
VR-P20935	[*]	[*]	[*]	25	30	[*]
VR-P20935R	[*]	[*]	[*]	25	0	[*]
VR-P20936	[*]	[*]	[*]	30	30	[*]
VR-P20936R	[*]	[*]	[*]	30	0	[*]
VR-P20937	[*]	[*]	[*]	25	30	[*]
VR-P20940	[*]	[*]	[*]	50	30	[*]
VR-P20940R	[*]	[*]	[*]	50	0	[*]
VR-P20944	[*]	[*]	[*]	50	30	[*]
VR-P20944R	[*]	[*]	[*]	50	0	[*]
VR-P20947	[*]	[*]	[*]	30	30	[*]
VR-P20947R	[*]	[*]	[*]	30	0	[*]
VR-P20948	[*]	[*]	[*]	30	30	[*]
VR-P20948R	[*]	[*]	[*]	#N/A	0	[*]
VR-P20949	[*]	[*]	[*]	30	30	[*]
VR-P20949R	[*]	[*]	[*]	30	0	[*]
VR-P20950	[*]	[*]	[*]	30	30	[*]
VR-P20950R	[*]	[*]	[*]	30	0	[*]
VR-P20951	[*]	[*]	[*]	30	30	[*]
VR-P20951R	[*]	[*]	[*]	30	0	[*]
VR-P20952	[*]	[*]	[*]	30	30	[*]
VR-P20952R	[*]	[*]	[*]	30	0	[*]
VR-P20961	[*]	[*]	[*]	50	0	[*]
VR-P20961R	[*]	[*]	[*]	50	0	[*]
VR-P20962R	[*]	[*]	[*]	50	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-P209641	[*]	[*]	[*]	50	30	[*]
VR-P20984	[*]	[*]	[*]	30	30	[*]
VR-P20984R	[*]	[*]	[*]	30	0	[*]
VR-P20985	[*]	[*]	[*]	30	0	[*]
VR-P20986R	[*]	[*]	[*]	40	0	[*]
VR-P20987	[*]	[*]	[*]	60	60	[*]
VR-P20987R	[*]	[*]	[*]	60	60	[*]
VR-P20988	[*]	[*]	[*]	60	60	[*]
VR-P20988R	[*]	[*]	[*]	60	60	[*]
VR-P20989	[*]	[*]	[*]	80	30	[*]
VR-P20989R	[*]	[*]	[*]	50	0	[*]
VR-P20991	[*]	[*]	[*]	50	30	[*]
VR-P20992	[*]	[*]	[*]	50	30	[*]
VR-P20993	[*]	[*]	[*]	25	30	[*]
VR-P20993R	[*]	[*]	[*]	25	0	[*]
VR-P20994	[*]	[*]	[*]	25	30	[*]
VR-P20994R	[*]	[*]	[*]	25	0	[*]
VR-P20998R	[*]	[*]	[*]	25	0	[*]
VR-P21006	[*]	[*]	[*]	45	0	[*]
VR-P21018R	[*]	[*]	[*]	50	0	[*]
VR-P21019R	[*]	[*]	[*]	50	0	[*]
VR-P21020R	[*]	[*]	[*]	50	0	[*]
VR-P21024R	[*]	[*]	[*]	60	60	[*]
VR-P21034R	[*]	[*]	[*]	60	0	[*]
VR-P304066	[*]	[*]	[*]	60	60	[*]
VR-P304555	[*]	[*]	[*]	60	60	[*]
VR-P69105	[*]	[*]	[*]	40	0	[*]
VR-PZ10025	[*]	[*]	[*]	50	0	[*]
VR-PZ10195	[*]	[*]	[*]	60	30	[*]
VR-PZ10209	[*]	[*]	[*]	50	0	[*]
VR-PZ10210	[*]	[*]	[*]	50	0	[*]
VR-PZ10398	[*]	[*]	[*]	40	0	[*]
VR-PZ10522	[*]	[*]	[*]	50	0	[*]
VR-PZ10523	[*]	[*]	[*]	50	0	[*]
VR-PZ11075	[*]	[*]	[*]	50	0	[*]
VR-PZ11146	[*]	[*]	[*]	50	0	[*]
VR-PZ11147	[*]	[*]	[*]	50	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ11153	[*]	[*]	[*]	50	30	[*]
VR-PZ11154	[*]	[*]	[*]	50	0	[*]
VR-PZ11155	[*]	[*]	[*]	50	30	[*]
VR-PZ11156	[*]	[*]	[*]	50	0	[*]
VR-PZ11309	[*]	[*]	[*]	60	60	[*]
VR-PZ11310	[*]	[*]	[*]	60	60	[*]
VR-PZ11505	[*]	[*]	[*]	50	0	[*]
VR-PZ11507	[*]	[*]	[*]	30	0	[*]
VR-PZ11509	[*]	[*]	[*]	50	0	[*]
VR-PZ11511	[*]	[*]	[*]	30	30	[*]
VR-PZ11673	[*]	[*]	[*]	50	60	[*]
VR-PZ11850	[*]	[*]	[*]	50	30	[*]
VR-PZ11851	[*]	[*]	[*]	50	0	[*]
VR-PZ11958	[*]	[*]	[*]	30	30	[*]
VR-PZ12056	[*]	[*]	[*]	50	0	[*]
VR-PZ12057	[*]	[*]	[*]	50	30	[*]
VR-PZ12138	[*]	[*]	[*]	50	0	[*]
VR-PZ12139	[*]	[*]	[*]	50	0	[*]
VR-PZ12140	[*]	[*]	[*]	50	0	[*]
VR-PZ12405	[*]	[*]	[*]	60	60	[*]
VR-PZ12443	[*]	[*]	[*]	60	60	[*]
VR-PZ12472	[*]	[*]	[*]	50	60	[*]
VR-PZ13048	[*]	[*]	[*]	40	0	[*]
VR-PZ13049	[*]	[*]	[*]	40	0	[*]
VR-PZ13057	[*]	[*]	[*]	50	0	[*]
VR-PZ13134	[*]	[*]	[*]	50	60	[*]
VR-PZ13166	[*]	[*]	[*]	30	30	[*]
VR-PZ13176	[*]	[*]	[*]	30	30	[*]
VR-PZ13178	[*]	[*]	[*]	30	30	[*]
VR-PZ13233	[*]	[*]	[*]	50	0	[*]
VR-PZ13377	[*]	[*]	[*]	50	30	[*]
VR-PZ13667	[*]	[*]	[*]	50	0	[*]
VR-PZ13675	[*]	[*]	[*]	50	30	[*]
VR-PZ13677	[*]	[*]	[*]	50	0	[*]
VR-PZ13679	[*]	[*]	[*]	50	0	[*]
VR-PZ13680	[*]	[*]	[*]	50	0	[*]
VR-PZ14516	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ14592	[*]	[*]	[*]	55	30	[*]
VR-PZ14648	[*]	[*]	[*]	60	30	[*]
VR-PZ14801	[*]	[*]	[*]	60	30	[*]
VR-PZ14867	[*]	[*]	[*]	50	0	[*]
VR-PZ15405	[*]	[*]	[*]	50	30	[*]
VR-PZ15406	[*]	[*]	[*]	50	0	[*]
VR-PZ15407	[*]	[*]	[*]	50	0	[*]
VR-PZ15408	[*]	[*]	[*]	50	0	[*]
VR-PZ15495	[*]	[*]	[*]	50	30	[*]
VR-PZ15631	[*]	[*]	[*]	50	30	[*]
VR-PZ15640	[*]	[*]	[*]	30	30	[*]
VR-PZ15641	[*]	[*]	[*]	50	30	[*]
VR-PZ15722	[*]	[*]	[*]	50	30	[*]
VR-PZ15724	[*]	[*]	[*]	50	30	[*]
VR-PZ15726	[*]	[*]	[*]	50	0	[*]
VR-PZ15728	[*]	[*]	[*]	50	0	[*]
VR-PZ15939	[*]	[*]	[*]	50	60	[*]
VR-PZ15978	[*]	[*]	[*]	50	60	[*]
VR-PZ15979	[*]	[*]	[*]	50	60	[*]
VR-PZ16151	[*]	[*]	[*]	50	0	[*]
VR-PZ16152	[*]	[*]	[*]	50	30	[*]
VR-PZ16153	[*]	[*]	[*]	50	0	[*]
VR-PZ16251	[*]	[*]	[*]	50	60	[*]
VR-PZ16268	[*]	[*]	[*]	50	0	[*]
VR-PZ16269	[*]	[*]	[*]	50	30	[*]
VR-PZ16270	[*]	[*]	[*]	50	0	[*]
VR-PZ16271	[*]	[*]	[*]	50	0	[*]
VR-PZ16272	[*]	[*]	[*]	50	30	[*]
VR-PZ16507	[*]	[*]	[*]	50	30	[*]
VR-PZ16535	[*]	[*]	[*]	50	0	[*]
VR-PZ16544	[*]	[*]	[*]	30	30	[*]
VR-PZ16756	[*]	[*]	[*]	30	30	[*]
VR-PZ16762	[*]	[*]	[*]	70	60	[*]
VR-PZ16776	[*]	[*]	[*]	50	0	[*]
VR-PZ16964	[*]	[*]	[*]	50	30	[*]
VR-PZ16965	[*]	[*]	[*]	45	0	[*]
VR-PZ16966	[*]	[*]	[*]	40	1	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ17035	[*]	[*]	[*]	50	30	[*]
VR-PZ17041	[*]	[*]	[*]	50	0	[*]
VR-PZ17042	[*]	[*]	[*]	50	30	[*]
VR-PZ17097	[*]	[*]	[*]	30	0	[*]
VR-PZ17098	[*]	[*]	[*]	50	0	[*]
VR-PZ17099	[*]	[*]	[*]	50	0	[*]
VR-PZ17128	[*]	[*]	[*]	50	0	[*]
VR-PZ17152	[*]	[*]	[*]	50	0	[*]
VR-PZ17213	[*]	[*]	[*]	50	60	[*]
VR-PZ17222	[*]	[*]	[*]	50	60	[*]
VR-PZ17346	[*]	[*]	[*]	60	0	[*]
VR-PZ17347	[*]	[*]	[*]	60	0	[*]
VR-PZ17375	[*]	[*]	[*]	50	0	[*]
VR-PZ17424	[*]	[*]	[*]	50	0	[*]
VR-PZ17487	[*]	[*]	[*]	70	60	[*]
VR-PZ17501	[*]	[*]	[*]	50	30	[*]
VR-PZ17502	[*]	[*]	[*]	50	0	[*]
VR-PZ17503	[*]	[*]	[*]	50	0	[*]
VR-PZ17504	[*]	[*]	[*]	50	0	[*]
VR-PZ17505	[*]	[*]	[*]	50	0	[*]
VR-PZ17542	[*]	[*]	[*]	70	60	[*]
VR-PZ17544	[*]	[*]	[*]	50	0	[*]
VR-PZ17545	[*]	[*]	[*]	50	0	[*]
VR-PZ17555	[*]	[*]	[*]	50	0	[*]
VR-PZ17556	[*]	[*]	[*]	50	0	[*]
VR-PZ17629	[*]	[*]	[*]	50	30	[*]
VR-PZ17630	[*]	[*]	[*]	50	30	[*]
VR-PZ17631	[*]	[*]	[*]	50	0	[*]
VR-PZ17632	[*]	[*]	[*]	50	0	[*]
VR-PZ17650	[*]	[*]	[*]	60	0	[*]
VR-PZ17651	[*]	[*]	[*]	60	0	[*]
VR-PZ17652	[*]	[*]	[*]	50	30	[*]
VR-PZ17776	[*]	[*]	[*]	60	30	[*]
VR-PZ17777	[*]	[*]	[*]	60	0	[*]
VR-PZ17778	[*]	[*]	[*]	60	0	[*]
VR-PZ17831	[*]	[*]	[*]	50	0	[*]
VR-PZ17834	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ17846	[*]	[*]	[*]	50	30	[*]
VR-PZ17850	[*]	[*]	[*]	40	0	[*]
VR-PZ17934	[*]	[*]	[*]	50	60	[*]
VR-PZ17948	[*]	[*]	[*]	50	60	[*]
VR-PZ17949	[*]	[*]	[*]	50	60	[*]
VR-PZ17950	[*]	[*]	[*]	50	60	[*]
VR-PZ17953	[*]	[*]	[*]	50	60	[*]
VR-PZ17955	[*]	[*]	[*]	50	60	[*]
VR-PZ17956	[*]	[*]	[*]	50	0	[*]
VR-PZ17966	[*]	[*]	[*]	50	0	[*]
VR-PZ17967	[*]	[*]	[*]	50	0	[*]
VR-PZ17968	[*]	[*]	[*]	50	30	[*]
VR-PZ17969	[*]	[*]	[*]	50	0	[*]
VR-PZ17970	[*]	[*]	[*]	50	0	[*]
VR-PZ17971	[*]	[*]	[*]	50	30	[*]
VR-PZ17983	[*]	[*]	[*]	50	0	[*]
VR-PZ17984	[*]	[*]	[*]	50	0	[*]
VR-PZ17985	[*]	[*]	[*]	50	30	[*]
VR-PZ17987	[*]	[*]	[*]	50	0	[*]
VR-PZ18020	[*]	[*]	[*]	60	0	[*]
VR-PZ18021	[*]	[*]	[*]	60	0	[*]
VR-PZ18022	[*]	[*]	[*]	60	0	[*]
VR-PZ18035	[*]	[*]	[*]	60	0	[*]
VR-PZ18036	[*]	[*]	[*]	60	0	[*]
VR-PZ18037	[*]	[*]	[*]	60	0	[*]
VR-PZ18059	[*]	[*]	[*]	60	0	[*]
VR-PZ18064	[*]	[*]	[*]	60	0	[*]
VR-PZ18088	[*]	[*]	[*]	50	30	[*]
VR-PZ18109	[*]	[*]	[*]	50	0	[*]
VR-PZ18111	[*]	[*]	[*]	50	30	[*]
VR-PZ18112	[*]	[*]	[*]	50	30	[*]
VR-PZ18113	[*]	[*]	[*]	50	30	[*]
VR-PZ18132	[*]	[*]	[*]	50	0	[*]
VR-PZ18133	[*]	[*]	[*]	50	0	[*]
VR-PZ18134	[*]	[*]	[*]	50	30	[*]
VR-PZ18198	[*]	[*]	[*]	50	0	[*]
VR-PZ18199	[*]	[*]	[*]	50	0	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
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Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ18202	[*]	[*]	[*]	50	0	[*]
VR-PZ18210	[*]	[*]	[*]	50	0	[*]
VR-PZ18211	[*]	[*]	[*]	50	0	[*]
VR-PZ18212	[*]	[*]	[*]	50	0	[*]
VR-PZ18213	[*]	[*]	[*]	50	0	[*]
VR-PZ18214	[*]	[*]	[*]	50	0	[*]
VR-PZ18216	[*]	[*]	[*]	50	30	[*]
VR-PZ18250	[*]	[*]	[*]	30	30	[*]
VR-PZ18251	[*]	[*]	[*]	30	30	[*]
VR-PZ18370	[*]	[*]	[*]	60	60	[*]
VR-PZ18372	[*]	[*]	[*]	50	30	[*]
VR-PZ18373	[*]	[*]	[*]	40	30	[*]
VR-PZ18407	[*]	[*]	[*]	50	30	[*]
VR-PZ18408	[*]	[*]	[*]	50	30	[*]
VR-PZ18442	[*]	[*]	[*]	50	0	[*]
VR-PZ18443	[*]	[*]	[*]	50	0	[*]
VR-PZ18452	[*]	[*]	[*]	50	0	[*]
VR-PZ18453	[*]	[*]	[*]	50	0	[*]
VR-PZ18454	[*]	[*]	[*]	50	30	[*]
VR-PZ18458	[*]	[*]	[*]	50	0	[*]
VR-PZ18458R	[*]	[*]	[*]	30	0	[*]
VR-PZ18514	[*]	[*]	[*]	40	0	[*]
VR-PZ18606	[*]	[*]	[*]	50	0	[*]
VR-PZ18607	[*]	[*]	[*]	50	0	[*]
VR-PZ19556	[*]	[*]	[*]	30	30	[*]
VR-PZ19909	[*]	[*]	[*]	25	0	[*]
VR-PZ3101	[*]	[*]	[*]	30	0	[*]
VR-PZ3117	[*]	[*]	[*]	60	0	[*]
VR-PZ3158	[*]	[*]	[*]	60	0	[*]
VR-PZ3159	[*]	[*]	[*]	60	30	[*]
VR-PZ3160	[*]	[*]	[*]	60	30	[*]
VR-PZ6654	[*]	[*]	[*]	50	30	[*]
VR-PZ6655	[*]	[*]	[*]	50	0	[*]
VR-PZ6782	[*]	[*]	[*]	50	0	[*]
VR-PZ6783	[*]	[*]	[*]	60	0	[*]
VR-PZ6783R	[*]	[*]	[*]	30	0	[*]
VR-PZ6953	[*]	[*]	[*]	50	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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CERTAIN INFORMATION HAS BEEN REDACTED
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Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ6963	[*]	[*]	[*]	50	0	[*]
VR-PZ7067	[*]	[*]	[*]	50	0	[*]
VR-PZ7299	[*]	[*]	[*]	50	30	[*]
VR-PZ7576	[*]	[*]	[*]	50	0	[*]
VR-PZ7577	[*]	[*]	[*]	50	30	[*]
VR-PZ7692	[*]	[*]	[*]	50	0	[*]
VR-PZ7693	[*]	[*]	[*]	50	0	[*]
VR-PZ7694	[*]	[*]	[*]	50	0	[*]
VR-PZ7695	[*]	[*]	[*]	50	0	[*]
VR-PZ7696	[*]	[*]	[*]	50	30	[*]
VR-PZ7708	[*]	[*]	[*]	45	0	[*]
VR-PZ7709	[*]	[*]	[*]	50	0	[*]
VR-PZ7892	[*]	[*]	[*]	50	0	[*]
VR-PZ7896	[*]	[*]	[*]	50	30	[*]
VR-PZ7897	[*]	[*]	[*]	50	0	[*]
VR-PZ7898	[*]	[*]	[*]	50	0	[*]
VR-PZ7899	[*]	[*]	[*]	50	0	[*]
VR-PZ7900	[*]	[*]	[*]	50	0	[*]
VR-PZ7901	[*]	[*]	[*]	50	0	[*]
VR-PZ8061	[*]	[*]	[*]	50	30	[*]
VR-PZ8066	[*]	[*]	[*]	50	0	[*]
VR-PZ8261	[*]	[*]	[*]	30	30	[*]
VR-PZ8291	[*]	[*]	[*]	50	60	[*]
VR-PZ8372	[*]	[*]	[*]	40	0	[*]
VR-PZ8387	[*]	[*]	[*]	50	30	[*]
VR-PZ8392	[*]	[*]	[*]	50	0	[*]
VR-PZ8408	[*]	[*]	[*]	50	30	[*]
VR-PZ8462	[*]	[*]	[*]	45	0	[*]
VR-PZ8463	[*]	[*]	[*]	50	30	[*]
VR-PZ8464	[*]	[*]	[*]	50	0	[*]
VR-PZ8476	[*]	[*]	[*]	45	0	[*]
VR-PZ8477	[*]	[*]	[*]	50	30	[*]
VR-PZ8478	[*]	[*]	[*]	45	0	[*]
VR-PZ8479	[*]	[*]	[*]	50	0	[*]
VR-PZ8487	[*]	[*]	[*]	30	30	[*]
VR-PZ8488	[*]	[*]	[*]	30	30	[*]
VR-PZ8489	[*]	[*]	[*]	30	30	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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CERTAIN INFORMATION HAS BEEN REDACTED
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Item	Description	MOQ	MPQ	LT	CW	Manuf
VR-PZ8533	[*]	[*]	[*]	50	30	[*]
VR-PZ8688	[*]	[*]	[*]	40	0	[*]
VR-PZ8688R	[*]	[*]	[*]	30	30	[*]
VR-PZ8748	[*]	[*]	[*]	50	60	[*]
VR-PZ8750	[*]	[*]	[*]	50	30	[*]
VR-PZ8769	[*]	[*]	[*]	50	30	[*]
VR-PZ8836	[*]	[*]	[*]	50	0	[*]
VR-PZ8860	[*]	[*]	[*]	50	0	[*]
VR-PZ8861	[*]	[*]	[*]	55	0	[*]
VR-PZ8865	[*]	[*]	[*]	50	30	[*]
VR-PZ8883	[*]	[*]	[*]	50	30	[*]
VR-PZ8884	[*]	[*]	[*]	50	0	[*]
VR-PZ8885	[*]	[*]	[*]	50	0	[*]
VR-PZ8886	[*]	[*]	[*]	60	0	[*]
VR-PZ8887	[*]	[*]	[*]	50	0	[*]
VR-PZ8891	[*]	[*]	[*]	50	0	[*]
VR-PZ8893	[*]	[*]	[*]	50	30	[*]
VR-PZ8895	[*]	[*]	[*]	60	30	[*]
VR-PZ8897	[*]	[*]	[*]	50	0	[*]
VR-PZ8900	[*]	[*]	[*]	50	30	[*]
VR-PZ8907	[*]	[*]	[*]	60	0	[*]
VR-PZ8908	[*]	[*]	[*]	60	0	[*]
VR-PZ8909	[*]	[*]	[*]	60	30	[*]
VR-PZ8910	[*]	[*]	[*]	60	30	[*]
VR-PZ8928	[*]	[*]	[*]	45	0	[*]
VR-PZ8929	[*]	[*]	[*]	40	0	[*]
VR-PZ9064	[*]	[*]	[*]	60	0	[*]
VR-PZ9106	[*]	[*]	[*]	50	0	[*]
VR-PZ9120	[*]	[*]	[*]	50	0	[*]
VR-PZ9263	[*]	[*]	[*]	50	30	[*]
VR-PZ9904	[*]	[*]	[*]	50	60	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 4.1.8 – Quality and Other Requirements
Veraz Qa Requirements
For Turn Key Manufacturing And Assembly
by Flextronics
PROPRIETARY DATA
This controlled document is the property of Veraz Networks LTD. Any duplication; reproduction or transmission to unauthorized parties without the permission of Veraz Networks LTD. is prohibited.

Veraz Networks LTD.
43 Hasivim St.
Petach-Tikva, 49517
ISRAEL

[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1.

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1.	QUALITY ASSURANCE

1.1	General

1.1.1	This chapter specifies Veraz Networks requirements for a Quality Management System from the supplier of equipment and services.

1.1.2	The supplier[1] shall submit his quality manual to Veraz Networks QM.

1.1.3	The quality assurance program for the product shall be presented to Veraz. It will refer to incoming inspection, process control, I.C.T, final tests, packing and acceptance tests.

1.1.4	Any part of the product manufactured for the main contractor by sub-contractors, or any of its subsidiaries, shall be subject to final inspection and approval of the main contractor.

1.1.5	It is understood that despite any inspection carried out by Veraz, the workmanship, material and conformity of any of the parts is the sole responsibility of the main contractor.

1.1.6	Beginning of mass on-going production of new line/product, is subjected to Veraz operational and Quality Management approval.

1.1.7	The contractor will collect, analyze report and archive the production quality data in a computerized system agreed with Veraz. As default requirement all Veraz products tests records will be collected in the QMS system.

1.1.8	The contractor will enable max visibility of the production data to Veraz QM including direct Web access to collected data if feasible.

1.1.9	Status Reports

The contractor shall provide Veraz’s with activity and progress reports. The reports will be reviewed in detail, on a 1-month basis, unless agreed otherwise by Veraz. The progress made since the latest report compared with the plans and will alert on any schedule slip. The contractor should indicate what corrective actions are necessary and taken to bridge gaps. In addition, the report shall overview the activities that are planned until the next report is issued.

1.2	Quality Certifications

Contractor is obliged to maintain the ISO 9001 and ISO 14001 certification. Manufacturing and testing will be according to agreed workmanship standards and the approved relevant drawings, supplied by Veraz.

1.3	Quality records disclosure

Contractor is obliged to disclose (for reading only) all quality records upon request. The quality records that should he disclosed include [but not limited to]:
a)	Systematic Failure reports

b)	External ISO quality audits.

c)	QC records visual inspection results etc.

d)	MRBs

e)	Failure Analysis

f)	Subcontractors audits and quality reports

g)	ICT results

h)	Functional Test results

[1]	The terms Supplier or Contractor are equivalent to Flextronics in this document.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.4	Source Inspection

Any work carried out by the contractor may be subjected to tests and inspection of Veraz quality control on the contractor’s premises, or at other premises.

Veraz is privileged to decide to either perform sample tests or 100% tests.

The contractor shall set up space and working facilities [i.e. table, chair, internal phone, use of available fax, access to contractors production files via computer and internet, network access for relevant documentation and data] and allow the use of equipment to Veraz Q.C. representatives at any time and with no extra charges.

Veraz preserves the right to decide to use services of a third party for the performance of Q.C. tests. In such a case, the terms mentioned above apply and the 3rd party as if it was Veraz personnel.

1.5	Certificate of Compliance

1.5.1	The contractor shall attach per requirement from Veraz a C of C [COC] with all the card’s serial numbers, signed by its Q.C., certifying that all characteristics of the shipment conformed to Veraz requirements. The COC may be a QMS declaration with shipment report, with format agreed with Veraz QM. COC content will:
•	Certify that the materials on the referenced order meet the applicable specification requirements.

•	Certify that all relevant electrical and visual test were successfully passed

•	Certify that the goods that this C.O.C. referring to is described in the relevant packing list of the shipment and that shipment was checked and approved by Q.C.
1.6	Non-conformance Report & MRB

When F.F.F. may be affected by a decision to accept mechanical parts with discrepancies by approving a non-conformance report or a M.R.B, Veraz contract manager and Q.A. manager will be notified and the contractor shall have Veraz’s Operation and quality approval, prior to the acceptance.

1.7	Material Purchasing and Control

1.7.1	The contractor will purchase material only from the vendors listed in the Q.V.L.

1.7.2	Purchase of process production materials such as soldering paste, no-clean fluxes and so on, must comply with those listed in Veraz’s Qualified List of Process Materials.

1.7.3	Any new suggested material should get the approval of Veraz by transferring its full data sheet, characteristics, the manufacturer and vendor names and addresses and if needed samples of the suggested material.

1.7.4	Veraz reserves the right to supply the contractor with special materials as agreed by both sides.

1.7.5	Non catalogue items or different manufacturers and vendors will require the transfer of specifications and data sheets to Veraz including samples for qualification and approval. The contractor is also responsible for qualification performed by the supplier or contractor.

1.7.6	The contractor will send the qualification reports, samples and all relevant test reports to Veraz for approval.

1.7.7	The contractor shall perform incoming inspection according to Veraz instruction and notify the contract manager in Veraz of any discrepancy within 5-working days from receipt of the shipment. The control should fit to the following requirements:

1.7.8	It is the responsibility of the contractor to control and maintain all the components and material in a good condition.

1.7.9	The maximum scrap from receiving components and material through all operation process (storage, kiting, manufacturing, testing, packing etc.) will be lower than 1% of the total value and lower than 1% from the total quantity.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.7.10	It is the responsibility of the contractor to inform Veraz in any case of exceeding the above limited scrap.

1.8	Incoming Inspection

1.8.1	The contractor will perform the incoming inspection on the bare boards and all components or assemblies according to procedures agreed with Veraz.

1.8.2	Veraz is privileged to demand a few samples of supplied items for quality tests in case a change of supplier is approved.

1.8.3	Contractor will analyze incoming inspection data and will report Veraz of the worse 5 suppliers on a quarterly basis.

1.8.4	The contractor will maintain a documented corrective and preventive process with the suppliers.

1.9	Devices Date Codes

Date codes for electronic purchased and used devices [components and PCBs] will be subjected to inspection based on contractors procedures:

PCB: procedure WI-PR-021 05 — storage and handling of PCBs.

Components: WI-PR-01 021 — management and control of date expired components.

1.9.1	Contractor will refer to Veraz Engineering for any deviation [non-conformance] from the required dates found in incoming inspection or before use [production line]. Contractor must receive written approval/instructions from Veraz Engineering for accepting/using those devices.

1.9.2	Veraz engineering may request to examine the devices e.g. to do solderability test.

1.9.3	The preferred tool to manage non-conformances is Veraz tracker. Veraz may require accepting non-conformances approval requests using the Tracker tool only.

1.10	Dry Packs

1.10.1	Electronic devices with more than 44 terminals must be dry vacuum packed. If they arrive with an open package, they should be rejected or dried as defined in 4.2 below.

1.10.2	If any vacuum package is opened, the devices shall be used (assembled) within 48 hours (unless the manufacturer defined different on the component package) or replaced or sealed in another vacuum package.

1.10.3	If these devices stay for 48 hours in the open air (unless the manufacturer defined different on the component package), they should be dried in an oven for 24 hours at 125oc or 196 hours at 40oc and then repackaged into another vacuum package.

1.11	Warehouse Conditions

1.11.1	Order and proper organization that will enable the warehouse employees to locate the right component immediately with proper identification method and FIFO management.

1.11.2	E.S.D. procedures for components handling.

1.11.3	Computer stock control and flow control.

1.11.4	Dry vacuum packs for sensitive components with more than 44 terminals.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.12	Production

1.12.1	Production floor will be covered with E.S.D. anti static surface, as required and periodical testing of the surface resistance shall be carried out.

1.12.2	All production employees will test their E.S.D. wrist and leg straps in the proper facility.

1.12.3	Handling of components is subjected to prior connection of straps to ground and the wearing of anti static a 100% cotton jackets.

1.12.4	The tables will be covered with an anti static and conductive surfaces and connected to ground.

1.12.5	All production areas should be temperature and humidity monitored.

1.12.6	The production areas should be clean and with low dust level.

1.12.7	Any major changes in the production condition (transfer to another line, machines changes...) will be notified to Veraz and subjected to Veraz QM and Operation approval.

1.12.8	Assembly profiles will be approved for any new card by running the process with sensors and consideration of the mask data and manufacturers requirements.

1.12.9	X-RAY inspections will be recorded and saved for 12 months. The X-RAY data and photos will be available for Veraz review.

1.12.10	Testing Equipment and setups status will be reviewed for all new cards unless agreed otherwise, in the NPI review.

1.12.11	Testing equipment and setups will be configuration controlled.

1.12.12	Process flow route card will be prepared and used for all Veraz Items and systems production, indicating the steps of production and inspection required and performed.

1.12.13	BGA — BGA components handling and considerations will be agreed with Veraz. Veraz may require special attention and process for using and handling BOA components.

1.12.14	The contractor shall not deviate from the requirements and the instructions included in the Production Folder without the Veraz contract manager’s written approval.

1.12.15	Configuration Control; Only Veraz’s contract manager is responsible for the submission of E.C.Ns to the contractor. Implementation of the E.C.N is the contractor’s responsibility.

1.12.16	The contractor is responsible for the comprehensiveness of the Production Folder; making sure that it contains all the needed information and that every piece of information is entirely clear. The contractor will confirm that the Production Folder is complete.

1.12.17	In the event of contradicting information or discrepancies, the contractor will be responsible to notify Veraz’s contract manager, within 7-working days from receiving the documents.

1.12.18	The Production quality will meet the requirements of IPC standards applicable version class 3 – e.g. IPC 610 C as general requirements, IPC 7711 for rework. Visual testing will be accordingly.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.13	Production yield, Repair, Failure Analysis & Corrective Action

1.13.1	The yield acceptance criteria required for mature production line is:

	1st yield	FUNC TEST		HASS/BI		System		QC		DOA
Targets – cards level:	[*]%	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
[*]%
[*]%
Targets – cards level exceptional cards:	[*]%	[*]	%	[*]	%	[*]	%	[*]	%	0[*]	%
[ * ], [ * ], [ * ], [ * ]
The criterion for maturity is after [*] lots of on-going production i.e. from the [*] lot but not including the [*].

1.13.2	The yield measurement is at the key test station agreed with Veraz i.e. ICT, JTAG, QC visual inspection after touchup, FTP final test, BI/HASS, QC after FTP. Yield measurement will not take in account test equipment problems and engineering problems.

1.13.3	In case the Yield is lower than the above defined acceptance levels for 2 lots and more , the following rules apply :

severity	Yield requirement gap	Actions
Minor	Gap = 0-100%	Operations QC shall present to Veraz QA corrective & preventive actions plan and be followed in the periodical meetings

Major	Gap = 100%-200%	Failure cause analysis will be performed by the contractor with Veraz Engineering support. Results and C&P plan will be reviewed in a dedicated meeting not longer than 3 weeks from discovery.

Critical	Gap > 200%	MRB shall be called. Veraz has the right to reject the lot. Failure cause analysis will be performed by the contractor with Veraz Engineering support. Results and C&P plan will be reviewed in a dedicated meeting not longer than 1 weeks from discovery.
1.13.4	The contractor is required to achieve the quality targets Agreed with Veraz QM and Operation. Targets may be updated based on Veraz expectations and contractors performance. As a start [after production is matured– see 1.13] the targets will apply as defined above.

1.13.5	The contractor is required to improve his quality targets on a quarterly basis, the new quality targets will be discussed in the monthly quality meetings.

1.13.6	The contractor will examine his quality records on a monthly basis to achieve the above quality targets, in case of deviation, corrective action will be implemented.

1.14	Systematic failures

1.14.1	Systematic workmanship failure is defined as: a failure that had been observed in more than 10% of the cards or 0.5% in component level for repeating components failures] and may be caused by a certain fault (not necessarily related to certain location on the inspected item but is characterized by specific irregular repeating failure with same failure type such as shorts, opens, missing screw, electrical etc.)

Supplier shall repair systematic workmanship failures and perform, failure analysis & corrective action upon customer request.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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The systematic failures may be observed at one or more of the working stations in customer process such as: ongoing inspection (for not STS products), mechanical assembly, functional tests, integration tests, HASS, aging etc. or due to customer complaints. In case of sampling inspection in customer (such as in mechanical assembly), also a screening will be performed by supplier whenever a workmanship systematic failure is observed.

Supplier is obliged to response according to the failure severity as following:
Critical – Delay in Shipments
Repair 1 day
Failure Analysis – 15 working days
Corrective Action – 17 working days
Major – No delay in shipments, but very low yield (more than 10% defects)
Repair – 5 working days
Failure Analysis – 15 working days
Corrective Action – 17 working days
Minor –No delay in shipments, low yield (5% to 10%)
Repair –10 working days
Failure Analysis – 20 days
Corrective Action – 25 days

1.14.2	Supplier will submit Veraz a “systematic failure report” for systematic workmanship failures observed in its workstations, no later than 1 day after observation.

1.14.3	Supplier will send a copy of the closure report of the systematic failure detailing the failure analysis and corrective action.

1.14.4	Systematic failures will be reviewed in the periodical quality meetings.

1.15	Cleanliness

The contractor shall perform the required work only with Veraz approved materials, which are C.F.O free. No O.D.C. (Ozone Depleting Compounds) shall be used. The process and soldering materials shall be No Clean type.

The contractor shall perform the work using work areas; process and materials that guaranty that the product will pass the cleanliness acceptability requirements of IPC-A-610C [or newer] class 3.

The contractor shall perform periodical, at least once per year, cleanliness tests on assembled boards and send the results to Veraz.

Veraz reserves the right to review the process material list, the periodical test reports and process control reports.

1.16	In Circuit Tests

1.16.1	In Circuit Tester Designed by Contractor

1.16.1.1	Veraz will submit, the comprehensive information needed to design and manufacture I.C.T adapters and the design of I.C.T test program. The test software will be written by the contractor.

1.16.1.2	Veraz demands its approval of the test program — the program readiness will be reviewed with Veraz e.g. in the NPI review.

1.16.1.3	The contractor shall check and verify that the tester is properly functioning prior to continuance the production after the first series.

1.16.1.4	Veraz demands that test report results of every batch will be saved and available for analysis ..

1.16.1.5	Changes applied to the ICT will be notified to Veraz QA and Eng. And will be configuration controlled.
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1.16.2	In Circuit Tester Supplied by Veraz

1.16.2.1	The property of the tester and its software is the property of Veraz.

1.16.2.2	The contractor shall check and verify that the tester is properly functioning prior to starting the ongoing production.

1.16.2.3	It is the responsibility of the contractor to make basic maintenance and to keep the adapter serviceable.

1.16.2.4	Changes applied to the ICT will be under Veraz Engineering responsibility and will be coordinated with contractor’s engineering.

1.16.3	Changes approval

Veraz approval is required for any change in the limits of the tests or any test skip. Engineering department and QA must be notified about test skips.

1.17	First Samples [NPI]

1.17.1	The contractor will manufacture a first off batch in order to check the full documents, techniques, facilities, adapters; jigs, materials, processes and the product performance.

1.17.2	The contractor will inspect the outcomes from the first production, the readiness of the line and production file, the knowledge and know-how of the workers to perform the work, identify, gaps to be completed, corrective actions required and training required. The contractor will perform an NPI meeting with Veraz to review the FAI [first article inspection] results before continuance to on going production. Veraz will review the FAI /NPI data with the contractor and decide upon approval continuation of setting corrective action before continuation.

1.17.3	If Veraz has performed tests of the samples/fist series the test reports will be delivered from Veraz to the contractor with failure description. The contractor should give explanations to the failures and present current and future corrective actions made and that are to be taken.
1.1	All corrective actions shall be bound to a certain agreed timetable.

1.2	Veraz may decide that the failures justify another round of sampling and qualification.

1.3	The production process will start only after Veraz’s approval.

1.4	Veraz reserves the right to perform additional tests throughout the duration of the contract.
1.17.4	We shall distinguish between 4 types of “First Batch”:
A)	R&D samples

B)	New Item —“Zero Series”

C)	New operation site/manufacturer/line/item type

D)	Functional Testing
1.17.5	Veraz will notify Contractor in advance about additional products that should go through a First Batch process.

1.17.6	Contractor will notify Veraz in advance about products that should go through a First Batch process type C.

1.17.7	Upon such notification Contractor will act as following:
•	Notify Veraz for completion of the First Batch.

•	Submit the First Batch to Veraz/call Veraz for local tests. The batch would be marked with a “First Batch” or equivalent label.

•	Deliveries shall be permitted after Veraz’s “First Batch” approval.

•	Contractor will submit Veraz feedback report for the first batch regarding process, testing, stability, readiness, manufacturability etc.

•	Veraz’s Engineering will review the feedback report and will respond by defining corrective action and schedule for implementation

•	QC Veraz may perform a complimentary tests, audit and mechanical & visual inspections. According to the results QA will approve or reject the First Batch.
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•	Contractor shall perform Analysis & Corrective actions according to the report.

•	In case of rejection, Contractor is required to perform another First Batch.

•	Approving the First Batch is mandatory gate for mass production.
1.18	Visual Inspections

1.18.1	Minimum requirements
First article inspection should be performed:
✓ Each time SET-UP is changed

✓ At the beginning of each shift.

✓ Each time the process is stopped for more then 1 hour.
Note: At each reel or stick replacement the contractor must ensure by double check that the same components arc used (ID and shape).
1.18.2	Minimum requirements for visual inspection
First Article Inspection requirements:
✓ Check implementation of last ECN or engineering instruction according to production file

✓ Check that all components are present on CS and PS according to PL.

✓ Check correct polarity of components (capacitors, diodes) according to a list, which defines the relevant components or a specific instruction

✓ Check soldering quality which must include:

✓ Visual check by magnifying glass (*5) of solder joints

✓ Visual check by microscope of Fine Pitch solder joints.
1.18.3	Final. Test Procedure

1.18.3.1	Veraz will submit to the contractor the test specifications e.g FTP, FTR and calibration instructions.

1.18.3.2	The contractor will be responsible for the calibration of FTJ. He should be capable of performing • maintenance and trouble shooting, to a certain agreed level.

1.18.3.3	Veraz will be responsible to perform any needed upgrade that would arise due to, either ECN, a product modification or any other need.

1.18.3.4	Should any failure of product occur in the final tests, Veraz expects the contractor to gain the knowledge required to perform the troubleshooting and repair.

1.18.3.5	The repaired product should conform to all workmanship and performance requirements.

1.18.3.6	Changes applied to the Test setups will be configuration controlled.

1.19	QC Final & STS

1.19.1	The production will perform 100% final tests. The contractor’s Q.C. is required to perform sample tests or 100% tests according to IS0-2859. Reduction of QC test level would be considered based on the monthly reports reviewed.

1.19.2	The outgoing quality in this stage should be “Zero defects”, which means that only products that passed successfully the Visual Inspection could be submitted to customers.

1.19.3	In general Contractor will allow Veraz to perform QC inspection for the finish goods.

It is the final goal of both parties to work in the STS mode. Working in this mode means that a product which reached a degree of high quality shall be delivered directly to the customer w/o going through the customer’s Incoming Inspection.

STS will be applied subjected to Vertaz approval based on manufacturing process and supply quality.
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Once the certification is achieved it should be maintained by assuring high quality. The product’s quality will be monitored by Veraz by performing Ingoing Inspections from time to time, process audits and constantly monitoring the product’s quality.
Veraz is privileged to suspend or cancel STS certification where degradation in Quality is observed. In this case Contractor must tight QC final inspection and to consider adding inspection stations in the process according to the nature of the problems such as AOI, X-Ray.
Contractor QC final visual and electrical inspection sampling plan will be as described in the following tables unless agreed otherwise with Veraz QM:
Assembly only
Contractor QC Visual Final Inspection sampling plan should move from Reduced to Normal and Tightened according to the plan rules but as minimum should comply to the table bellow:

Veraz- incoming Inspection	Contractor-QC Visual Final Inspection
First Batches – 100%	Until approved otherwise – 100%
Sample	Sample, Tightened, AQL=1%
STS	Sample, Normal, AQL=1%)
Functional Testing & Turn key
Contractor QC Visual & Electrical Final Inspection sampling plan may change to Reduced , Normal and Tightened according to the plan rules but as minimum should comply to the table bellow:

	Contractor – QC Visual Final	Contractor-QC Electrical
Veraz- Inspection	Inspection	Final Inspection
Flexible Sampling	Until approved otherwise – 100% Sample, Tightened, AQL=1%	Until approved otherwise – 100% Sample, Tightened, AQL=1%

	Sample, Normal, AQL=1%	Sample, Normal, AQL=1%
If requested — the contractor’s Q.C shall submit final visual & Electrical reports for assembled cards Prior to shipment for Veraz QC/QA approval. In on-going normal production reports will be reviewed monthly.

1.20	PIP

1.20.1	The final test includes at least the following subjects:
✓	—	Electrical tests

✓	—	Configuration test.

✓	—	Final visual test.

✓	—	Verify that all products were successfully passed the previous process stages
1.20.2	The outgoing quality in this stage should be Zero defects, which means that only products that passed successfully the Final Test could be submitted to customers.

1.20.3	Data Collection

The FTJ /other test setup supplied by Veraz may include Quality Data Collection System. Contractor is responsible to report and collect functional testing results in a computerized system agreed with Veraz.

1.20.4	The yield at the Final test of each line [i.e. cards production line, System integration tests etc.] will be monitored by Contractor and corrective actions should be taken in order to improve the yield and the’ manufacturing process.

1.21	Visual Inspection of Packaging

Prior to any shipment, the contractor’s Q.C. will perform visual inspection to confirm packages content and conformance to the purchase order.

Veraz may conduct QC inspection [by itself or using a subcontractor] too on a packaged shipment ready for customer prior shipment.
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1.22	Manufacturing Process, Equipment and Tools

1.22.1	Manufacturing process will be done with proper equipment and tools such as: SMT assembly, Through Hole assembly, wave solder, cleaning PCB and stencil, v-grove cutter, Magnifying lens, microscopes, Mechanical tools etc.

1.22.2	The production process will be done according to a flow agreed with Veraz Eng and QA. Based on the production file.

1.22.3	Test equipment calibration

Test equipment: should be calibrated according to international standards

1.23	Documentation control

1.23.1	Contractor will submit feedback for the documentation received from Veraz.

1.23.2	Contractor is responsible to distribute, the relevant and updated drawings to each manufacturing workstation.

1.23.3	Contractor will maintain documentation control for each workstation.

1.23.4	All inspections and tests should be documented and saved and available for 3 years.

1.24	Acceptance Tests

Veraz preserves the right to make acceptance tests, for each batch before shipment, on the contractor’s premises either by its Q.C./ 3rd party or by a local representative /subcontractor who will be authorized by Veraz to make such tests.

1.25	Training and Certification

1.25.1	All activities affecting quality or dealing with special processes must be performed by a person who has the necessary training and is properly and formerly certified. In case the sub-contractor chooses to delegate some work to sub-contractors of his choice, it is his responsibility to verify that they perform the task with properly trained and certified personnel.

1.25.2	As a minimum all visual inspectors, QC, soldering workers, touch up workers shall be certified for the standard (IPC-A-610 REVC CLASS 2).

1.26	Third Party Subcontracting

1.26.1	If the contractor has chosen to sub-contract part of the work to another subcontractor (third party subcontracting) he has to get approval from Veraz’S Purchasing and QA . For this approval, the contractor has to supply the following requirements:
✓ List dell third party subcontracting according to technological specialization

✓ QA audit report done at the third party subcontracting premises.
The work has to be done with great care and defined in writing only.

The quality requirement and first of inspection and qualification (if applicable) should be defined in writing.

Special attention must be given to processes that affect appearance, such as painting and special coating, where there is a fair chance that there will be some difference between the outputs of different manufacturers.

Sub contractor quality must be monitored on a regular basis and actions for quality improvements should be managed based on the monitoring results.

1.26.2	All third party subcontractors should be periodically audited (at least once per quarter of a year unless otherwise agreed with Operation QA manager) and certified. The audit’s plan for the certified subcontractors may be required to be represented and approved by Veraz Operation QA.

The contractor should establish a controlled documented routine that will assure that his contractor performs the necessary inspection and tests, and documents them prior to delivery.
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This routine must ensure that the products meet all Veraz requirements.

1.26.3	In addition to above, the contractor is not allowed to assemble the entire product in third party subcontractor.

1.27	Inspectors

The inspection should be performed by personnel that have been so certified. They should be trained at least in the following subjects:

Identification of materials, measurements, workmanship standard, use of statistical inspection, use of production file, special requirements.

1.28	Audit

1.28.1	Veraz reserves the right to perform audits, and/or a representative of Veraz’s customer, on subcontractor operation associated with the work done for Veraz Without an advanced notice.

1.28.2	Veraz will carry out periodical audits on a regular basis in order to check the contractor’s activities according to the requirements of this S.O.W and according to the procedures, workmanship standards, process control, quality control, packaging and finished products, and verify that configuration control is being maintained.

1.28.3	In order to perform these audits, Veraz is privileged to post a resident inspector on the contractor’s premises.

1.28.4	Audit Results

1.28.4.1	Audit results shall be presented to the contractor’s and Veraz’s contract managers and to their quality control managers.

1.28.4.2	In case no serious deficiencies are found, deliveries will continue but corrective actions and an implementation timetable will be presented to Veraz.

1.28.4.3	If the deficiencies are not corrected, the following steps shall be taken:
✓	New purchase orders shall not be issued.

✓	Shipments will be stopped.

✓	The contractor will perform screening, inspection and repair on all finished products.

✓	The contractor will analyze the cause of deficiency and its impact on other products that are already manufactured.

✓	An effective corrective action will be carried out and reported in detail to the Veraz quality control manager.

✓	Veraz is privileged to make additional auditing.
1.28.5	Third Party Inspection

Contractor’s operation may be inspected by a representative of Veraz and/or a representative of Veraz’s customer.

1.29	Packing and Shipment

1.29.1	Approval for delivery has to be obtained by the contractor prior to each shipment.

1.29.1.1	Veraz will decide to release the product for shipment after performing acceptance testing or after receipt of documentation.

1.29.1.2	Documentation will include test reports, failure reports, packing list and a copy of Certificate of Compliance (COC). These documents will be sent to the Quality Control department of Veraz.

1.29.1.3	The manner of shipment shall be in accordance with the cbaracterisdes of the Product, including protection against ESD, if required, and other shipping requirements. In any case, use of accepted practices employed by
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the contractor for packaging and shipment shall not absolve him from the requirement of assuring that the product reaches its destination in good working condition as specified in the contract.

1.29.2	Markings on the packing shall have as a minimum Veraz’s product description, catalogue number and quantity of parts sent, Number of P/O.

1.30	Quality Assurance Program

The Quality Assurance Program for the product shall be presented to Veraz’s Q.C/QA and shall define all activities associated with quality.

The program shall cover but not be limited to the following points: Purchase control if relevant, incoming inspection, secondary subcontractor control if relevant, process control and final inspection instructions The program shall be presented to Veraz for approval, prior to the beginning of manufacturing.

1.31	Product Testing

Every product will be inspected by contractor in accordance with drawings, or relevant technical specifications. Products that pass Final Test and Inspection and are ready for delivery shall be so marked.

After all the products (100%) have been in process inspection and the results documented, the subcontractor’s final. inspection department may perform sample testing of the production output in accordance paragraph. 8

1.31.1	The contractor will examine his quality records on a monthly basis to achieve the above quality targets, in case of deviation, corrective action will be implemented.

1.31.2	In case that the real failure rate reaches 5% or 3 cards in a batch .or more (electrical & workmanship) per work order at each of the inspection stages, the contractor shall notify Veraz and prepare a corrective action plan and shall submit it to Veraz’s QA.

1.32	Quality reports

1.32.1	Data collection will be applied from all production inspection stations. The data will be collected with SN identification from the first SN reported step [electrical tests] and partially in XRAY] The contractor will use the best and enhanced system he has for Veraz production data collection and analysis [e.g. QMS].

1.32.2	The contractor will submit monthly and per request statistical quality reports. The shape and contents of the reports will be according to Veraz quality assurance requirements But as minimum will contain: failure rate, failure distribution by failure code and reference designation, DPU and trend for previous months [DPMO reports will be required per availability]. For the electrical test it will include also First Yield and NFF rate, test distribution.

1.32.3	Based on the initial reports Veraz may ask for detailed reports for specific products/items/work stations for failure analysis. Such reports will include the failure description, the SN, the components involved/replaced and sometimes the time/point of failure e.g. in BI the time of failure etc.

1.32.4	The statistics shall be taken from all the inspection stages in the process and will be available for review once required. Reports shall be submitted on a regular basis only from some of the stations as detailed in the table bellow — the list of reported stations may be changed by Veraz based on needs and focus changes:

Stage	Data Collection	Reports
SMT
Wave Soldering
AOI	✓	Per request
X-Ray	✓	✓
Touch up & Visual Inspection	✓	✓
ICT/Flying Probe	✓	✓
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Stage	Data Collection	Reports
JTAG	✓	✓
FTJ	✓	✓
Integration – general	✓	✓
Integration – FTJ	✓	✓
Integration – Visual and configuration	✓	✓
Integration – BI/HASS	✓	✓
Integration – stability	✓	✓
Integration – Final tests	✓	✓
Integration – packaging	✓	✓
Final QC	✓	✓
QC Shipment	✓	✓
Service	✓	✓
1.32.5	The reports shall be reviewed on a periodical basis [1 month usually] for failure analysis and corrective action need definitions.

1.32.6	Contractor shall perform Failure Analysis for suspected workmanship systematic failures (had been observed in more than 5% of the cards) or for the 5 most common problems if there are no systematic failures that had been revealed in Contractor production or in the consequent Veraz workstations ( JIG, Integration etc..).

1.32.7	Veraz and Contractor shall mutually agree on the corrective actions required. Contractor obliged to perform corrective action on workmanship failures.

1.33	Reliability

Due to reliability performance Veraz may decide on reliability analysis. The contractor will support Veraz’s analysis in any reasonable way he will be requested including internal failure analysis based on Veraz request, data sharing, meetings, technological review and testing etc.

If it will be found that contractor has responsibility for reliability reduction/problems, the contractor on’his own expenses will be obligated to replace and/or fix the relevant items and covering replacements expenses i.e. transportation. The replacement process will be managed by Veraz.

1.34	Traceability

Veraz requires the contractor to keep a trace-ability system down to lot components level [picking list] and card’s S/N

SN marking will be applied [attached to the PCB] before the first reported station.

1.35	Service

Service performed by the contractor i.e. returned cards fixation will meet the following requirements:

1.35.1	Comply to IPC workmanship std for assembling and for rework

1.35.2	Reporting– The service activity will be reported to a computerized system defined by Veraz. Veraz may choose to defined it’s own reporting system for that or agree on a local reporting system. The reporting will include details of the item returned, the tests performed and result , the correction performed, component replaced, acceptance date and closure date, handling status etc. Veraz may require a detailed correction report for any item fixed and / or summary report of the period items.

1.35.3	Systematic failures will be reported to Veraz according to section 1.13.4.
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1.35.4	Engineering involvement – Veraz engineering may request to be directly involved in some cases, to receive cards’ for analysis or to be notified of any specific failure under investigation.

1.35.5	Periodical review [monthly] – the service reports will be reviewed in quality periodical meetings.

1.35.6	Testing– Testing of the fix cards will be performed according to a Veraz approved specification/procedure and will make use of the production test equipment and test setups.

1.35.7	NFF – NFF found will be reported in a special failure code agreed with Veraz. Card suspected as NFF will pass screening [BI/HAS] to avoid skipping hidden problems.

1.35.8	2nd and more returns – items that have been returned already for the same phenomena , specific instructions from Veraz Engineering should be followed. If the item has returned for the 3rd time – the card should be replaced unless specific MRB was issued and approved by Veraz Engineering and QA manager.

1.35.9	Response time – the required response time will be monitored [21 days if not defined otherwise in the contract].

1.35.10	Service procedure principles: returned hem acceptance – first inspection-reporting – defect verification-[special inspections] — fixation/upgrade-inspection-reporting -shipment

1.35.11	Other producers equipment – if the contractor is responsible for fixation of other manufacturers equipment, the following procedure will be applied unless approved differently: returned Item receiving-first inspection-reporting — send to fixation –acceptance-inspection-reporting-shipment

1.36	Veraz complaints

Veraz complaints will be recorded by the Contractor in a computerized system with indication of the complaints time, subject, severity and required due date if defined.

1.37	Changes

Engineering changes will be managed using a computerized system including distribution and approvals. Veraz engineering will be included in the distribution list. Managed documentation includes:

ECO, ECO-SUB, MCO [manufacturer change order], DA [deviation approval], NPF [new production file]

1.38	Standardization and regulations

1.38.1	EU Directive 2002/95/EC — Restriction of Use of Hazardous Substances (RoHS) will impact to a great degree the manufacture and sale of electronic products into the EU markets.

1.38.2	Who is responsible for compliance?

There are two key areas that impact compliance. The first is the manufacturing process that is controlled by Flextronics. The second area is the product itself and the materials and suppliers that are specified in your product design.
•	Manufacturing compliance
As a manufacturer Flextronics must ensure that its manufacturing process does not use any of the restricted substances to make Veraz products. In large part this impacts manufacturing by requiring that the materials used in processes (such as lead for soldering) be compliant with maximum levels imposed by the directive. Flextronics has done a great deal of work in the area of lead free soldering in order to characterize the different process and reliability characteristics for assembling parts without lead.
•	Product/Materials compliance
In order to ensure that Veraz products will be compliant in the future Veraz will contact suppliers and validate whether or not they will have a timely RoHS solution.
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1.38.3	Recommended Actions

The implementation of the requirements of the RoHS laws/regulations has many operational and financial implications for all parties in the supply chain. The transitioning of Flextronics controlled processes and Veraz products to a RoHS compliant environment will require both parties to support each other in a flexible, cooperative and timely manner. Contractor is committed to support such cooperation and know we can depend upon Veraz diligent efforts to take actions to smoothly transition Veraz products to be compliant.

Flextronics
1.	Flextronics has assigned executive and operational committees to monitor and manage our RoHS implementation plan for our manufacturing facilities.

2.	Flextronics’s corporate technology group has worked to characterize the manufacturing process to ensure the ability to process the lead-free materials and components Veraz have specified in product designs/production files.

3.	Flextronics has committed that all pertinent production processes will be in RoHS compliance by 31 December 2005. It is our goal to have our PCB assembly production processes compliant by the first of October 2005 and the box build production facilities by 31 December 2005. Certain production lines may be completed earlier or later depending on separate agreements in support of Customer specific transition plans.
Veraz Networks Ltd.
1.	Veraz set up a process to review, manage and implement the required RoHS standards for its products.

2.	Veraz Collect the material content data for all part numbers on the pertinent Bills of Materials for its products, and ascertain if the materials are in compliance with RoHS and any other applicable law/regulations;

3.	For traceability and control purposes, via Veraz Engineering Change Management process, consider to change the related customer part numbers (CPN) when the parts are determined to be RoHS compliant.

4.	Analyze with the pertinent Flextronics site personnel the inventory levels, materials lead-times and expected time to deplete noncompliant materials from the supply chain; and

5.	Agree to build plans and or other materials disposition plans for any non-RoHS materials in excess of requirements.
1.38.4	Flextronics’s commitment to Veraz Networks Ltd.

As an integral part of Veraz supply chain Contractor is responsible for the manufacturing processes and their conversion to a RoHS compliant mode per the scheduled outlined above. Contractor will stand behind this assertion a compliance and will defend, Indemnify, and bold Veraz harmless against any claims, actions, losses, expenses, damages, or other liabilities incurred by or assessed against Veraz to the extent that they arise out of third party claims related to any Flextronics manufacturing process noncompliance with RoHS and/or similar applicable laws/regulations. In addition, to the extent that vendors provide and perform their warranty of compliance, Flextronics will pass through their warranty to Veraz. Any costs related to correcting the noncompliance that are not covered by the vendor are Veraz responsibility. For any ODM/CDM products, Flextronics is responsible for materials selected and qualified that become part of the product design. This is in addition to its manufacturing process obligations as noted above. Note ; Any components that are specified by Veraz are excluded from contractors responsibility.
1.38.5	Veraz Networks Ltd. commitment to Flextronics
1.	Veraz have received and have carefully reviewed this communication regarding Rola compliance.

2.	Veraz agree that as the owner and controller of Veraz product’s BOM (Bill of Materials) and approved vendors, that any work necessary in managing the conversion of Veraz product to become RoHS compliant, Is Veraz responsibility.

3.	With the exception of any claims relating to the manufacturing process, Veraz agree to defend, indemnify, and hold Flextronics harmless against any claims, actions, losses, expenses, damages, or other liabilities incurred by or assessed against us related to any product or materials noncompliance with the Rol-IS directive and/or similar applicable laws/regulations.

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4.	Failure to complete the transition in a timely manner due to lack of or customer requests information outside the logistic agreement could create financial burdens for which Veraz agree to be responsible. For instance, obsolete noncompliant materials may arise because Flextronics has in order to meet orders for Veraz product, continued to purchase materials which Veraz have not certified as RoHS compliant in the appropriate timeframe and which subsequently become obsolete by materials that are compliant. Veraz agree to be responsible for such obsolete noncompliant materials in this cases There may be other scenarios that could create financial impacts for which Veraz agree to be responsible if they relate to an area within Veraz scope of control and responsibility, such as product reliability, for example.
1.39	Metrics

Veraz may request reports regarding related processes effectiveness and efficiency e.g.:

• OTD (On Time Delivery).

• PCT (Problem Closure Time e.g complaints, service etc.)
     Such reports, if may be achieved from available contractor’s data will be delivered with no extra charge.
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Appendix A — Abbreviations

1.	A.P.L — Approved Parts List
2.	A.Q.L — Acceptable Quality Level
3.	A.T.P — Acceptance Tests Procedure
4.	B.O.M — Bill of Material
5.	C of C — Certification of Compliance
6.	E.C.N — Engineering Change Notice
7.	E.C.R — Engineering Change Request
8.	E.M.O — Electro Magnetic Compatibility
9.	E.S.D — Electro Static Devices
10.	F.F.F — Form Fit Function
11.	FIFO — First in First Out
12.	FTJ — Final Tests Jig
13.	F.T.P — Final Tests Procedure
14.	F.T.R — Final Tests Report
15.	F.T.S — Final Tests Specification
16.	I.C.T — In Circuit Tests
17.	M.R.B — Material Review Board
18.	P.C.B — Printed Circuit Board
19.	P.N. — Part Number
20.	Q.A. — Quality Assurance
21.	Q.A.R — Quality Assurance Requirements
22.	Q.C. — Quality Control
23.	Q.T.P — Qualification Tests Procedure
24.	Q.V.L — Qualified Vendor List
25.	R.F.I — Radio Frequency Interference
26.	S.C.D — Specifications Control Drawing
27.	S.O.W — Statement of Work
28.	S.T.S — Ship to Stock
29.	T.K. — Turn Key
30.	QM/QA — quality management /quality assurance [identical terms in Veraz]

[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Page 18. of 18

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 4.1.13 Report and Metrics
The following are reports and metrics that are needed by Veraz for control and measurements purposes, these reports and metrics are intended to enable Veraz to follow up FLEXTRONICS’s compliance with its operational obligations pursuant to this Agreement.
FLEXTRONICSS will provide to Veraz the reports and the metrics, set forth below, on a monthly basis, , without derogating from, and in addition to any other obligation to provide any other report as forth in this Agreement.
1. Excess Inventory Report
2. Inventory Turnovers
3. Delivery Report.
4. Price comparison Report actual VS last quarter
5. Quality and Failure Report
6. Eco implementation Cycle time
7. Non-Cancelable / open purchase orders Report (from FLEXTRONICSS to its vendors)
8. Heshavon Report;
9. Usage Report (see section 6.7.2)

a	b	c	d	e
Usage
value
catalog number	item description	Usage	price	‘e=c*d
		Qty	$	$
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
10. Warranty coverage report (all the terms and conditions related to Warranty provided by any applicable manufacturer) (see section 8.1)
11. New Price List Report (see section 9.5.2)

a	b	c	d	e	f
New
catalog		price		Variance	var % (d-
number	item description	List	Old price list	(d-e)	e)/d
		$	$	$	%
12. Pricing Variances Per Item Report (see section 9.5.3)

a	b	c	d	e	f
current
quarter
		quantity	previous	price item	credit /
		within	quarter item	“New price	debit
catalog number	item description	stock	price	list”	f=c(d-e)
		Qty	$	$	$
13. Excess Inventory Valuation Variances Report (see section 6.8.4)

a	b	c	d	e	f	g	h	I	J	K
					current	Excess	Excess	current
		Excess	Excess		quarter	inventory	inventory	value less
		inventory	inventory	previous	item price	value	value	previous	New	Old qty
catalog	item	preceding	present	quarter	“New price	preceding	present	quarter	Qty old	new
number	description	quarter	quarter	item price	list”	quarter	quarter	value h-g	prices	prices
		Qty	Qty	$	$	$	$	$	$	$
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
14. Forecast of Excess Inventory Report — at the end of the quarter

a	b	c	d	e	f	g	h
OLAV to
excess
			Excess	estimated	inventory
			inventory at	usage	(open PO’s	Estimation
		current	Flex premises	according to	in non	of quarter
		quarter item	end of	MPS run	cancellation	end
catalog	item	price “New	previous	during the	period	excess	Estimation of quarter end
number	description	price list”	quarter	quarter	window)	inventory	excess inventory value
		$	Qty	Qty	Qty	=d-e+f	=c*(d-e+f )
15. Forecast of Total Inventory Report — at the end of quarter

a	b	c	d	e	f	g
OLAV to
					excess	OLAV to excess
		current	Excess		inventory (open	inventory ( open
		quarter item	inventory at Flex		PO’s in non	PO’s in
catalog		price “New	premises end of		cancellation	cancellation period
number	item description	price list”	previous quarter	FLEX inventory	period window)	window)
		$	$	$	$	$
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 4.2 — Vendor sources
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. This exhibit 4.2 consists of one page, which has been omitted and filed separately with the Commission.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 5.4 — Loaned Items

PC	PROJECT	DATE	SN
MD6420A+MDO 2XRACKS	func 4000	10/4/2005	N/A
75/50 adapter	func 4001	10/4/2005	308564
md-6420	func pro	10/4/2005	2691
md-6420	func pro	10/4/2005	2696
BACK TO BACK		10/4/2005
cable 120 ohm	ftj	10/4/2005
cable 75 ohm	ftj	10/4/2005
cable 75 to 120 ohm	ftj	10/4/2005
cable pc to vxi	ftj	10/4/2005
clo box	ftj	10/4/2005
clock cable *2	ftj	10/4/2005
dvm cable	ftj	10/4/2005
ECI SIMULATOR
fall+cable	ftj	10/4/2005
FULL PC	FTJ	10/4/2005	210534
FULL PC	sys-4000	10/4/2005	225482
FULL PC	sys-pro	10/4/2005	210682
FULL PC	data-progr	10/4/2005	233635
FULL PC	data-progr	1/25/2006	225219
FULL PC	func-4000	10/4/2005	401414
FULL PC	burn in	10/4/2005	303792
FULL PC	pro	10/5/2005	300020
FULL PC	pro	10/6/2005	401422
FULL PC	pro	10/7/2005	264622
FULL PC	4000	10/8/2005	320184
FULL PC	FTJ	10/4/2005	210302
gx1405b	func 4000	10/4/2005	8628
gx1405b(slot 3,4)			8,175
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

PC	PROJECT	DATE	SN
HP
HP3722A	PRO	11/27/2005	5819
hp-3722a	sys-4000	10/4/2005	5818
hp-3722a	sys-4000	10/4/2005	3211
hp-3722a	sys-pro	1/19/2006	8196
igate 4000 sub rack	pro	10/4/2005
jmatrix	func 4000	10/4/2005	N/A
Laptop
Laptop	PRO-Hdge		324244
Laptop	4000		325688
MATRIX CARD	func 4000	10/4/2005
md-6420	func-pro	10/4/2005	1673
md-6420	func-pro	10/4/2005	2428
md-6420	FTJ	10/4/2005	2424
ml7710	func 4000	10/4/2005	N/A
MONITOR	data-progr	10/4/2005	878
MONITOR	func-pro	10/4/2005	103098
MONITOR	func 4000	10/4/2005	1008
mp-1570+moduls	func-pro	1/19/2006	SN-7900
MP0111 - Optical	func-pro	10/4/2005
MP0121A - 156M Module	func-pro	10/4/2005
MP0122A - 45M Module	func-pro	10/4/2005
MU150007A – Jitter	func-pro	10/4/2005
mp-1570+moduls	func-pro	1/19/2006	SN - 9003
MP0111 - Optical	func-pro
MP0121A - 156M Module	func-pro
MP0122A - 45M Module	func-pro
power supply 220/48v	sys-4000	10/4/2005
power supply 220/48v	fun-pro	10/4/2005
power supply 220/48v	ftj	10/4/2005
power supply 220/48v	ftj	10/4/2005
power supply 220/48v		10/4/2005
power supply small w	fun-4000	10/4/2005
power supply small bl	floting	10/4/2005
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

PC	PROJECT	DATE	SN
pro PSU 18016-2080	func 4000	10/4/2005
scope TDS 510a	func 4000	26.12.2005	4029
scope TDS524a	func-pro	26.12.2005	4274
Shelf	sync	10/4/2005	N/A
Shelf	func	10/4/2005
Shelf	data-progr	10/4/2005
Shelf	master	10/4/2005
Shelf	floting	10/4/2005
Shelf	master	10/4/2005
Shelf +door	floting	10/4/2005
Shelf +door	sync	10/4/2005
Shelf +door	data-progr	10/4/2005
Shelf +door	func	10/4/2005
Shelf Pro
Shelf 4000
SISTEM JIG CABLE
SmartBits 200 should	func 4000	10/4/2005
Sonnet option, SDH	func-pro	10/4/2005
Switch	4000	11/16/2005	B21K645006517
sx7410b	func 4000	10/4/2005	101390
sx-7410b(slot 2)			5785
VXI GPIB CARD	func 4000	10/4/2005
VXI MATRIX
VXI MATRIX CARD	func 4000	10/4/2005
VXI Rack (BUS)	func 4000	10/4/2005	302636
VXI SWITCH CARD	func 4000	10/4/2005
VXI+cable jpib	ftj	10/4/2005
Mouse	func 4000 DL8B	1/11/2006	usb
Keyboards	func 4000 DL8B	1/12/2006
Monitor 17” MAG	func 4000 DL8B	1/13/2006	100699
Anritsu MD6420A	func 4000 DL8B	1/14/2006	2109
Anritsu MD1570A a	func 4000 DL8B	1/15/2006	7283
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

PC	PROJECT	DATE	SN
DL8B
AQ 3150	func 4000 DL8B	1/16/2006	6781
JMATRIX	func 4000 DL8B	1/17/2006
PSU 18016-2080	func 4000 DL8B	1/18/2006
2 X Racks	func 4000 DL8B	1/19/2006

Name	Model+manuf.	S.N.	Qty
Power Supply-Variable	Enrtec Psu-4091		1
Power Supply-Variable
Power Supply-Blue	ECI		1
Scop
Interface Jig u.u.l			5
Plag Jtag prog-10		241499911	1
Plag vip		241499714	1
Plag flash prog.		24149915	1
Plag bsd		241499817	1
Pc+jtag board			1
Rs-232 8port conn.box			1
Industrail pod + cable		305500	1
Scan I/O-280	Corelis

		401471
Pc+jtag board	Petium IV 3G	407551	2
USB controller -		103688	1
USB controller -		103689	1
			2693 - no jitter unit
Anritsu MD6420	func pro	3/12/2006
Scope TDS 500 or other	func pro	3/12/2006	2862
			unit received from
120 / 50 Ohm Adapter -	func pro	3/12/2006	nir
IEEE - 488 GPIB CABLE	func pro	3/12/2006
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

PC	PROJECT	DATE	SN
AT-GPIB/TNT (PNP	func pro	3/12/2006
Anritsu MP1570 with	func pro	3/12/2006	6782
MP0122A - 45M Module	func pro	3/12/2006
MP0126A - Jitter Module	func pro	3/12/2006
MP1570-02 GPIB Option	func pro	3/12/2006
MP1570-07 MUX -	func pro	3/12/2006
MP0111- Optical	func pro	3/12/2006
MP0121A - 156M Module	func pro	3/12/2006
MP1570-06 MUX -	func pro	3/12/2006
Sonnet option, SDH	func pro	3/12/2006
SmartBits 200 should	func pro	3/12/2006	No: 6597
SX-7410B (slot 2)	func pro	3/12/2006	6599+7291

HASS/HALT

JIG FOR

PC FOR EDGE	EDS SN	DATE	VERAZ SN
FULL PC SYNC	401570	3/16/2006	1521
FULL PC STAB	401588	3/16/2006	1520
PC FOR EDGE
HP		3/16/2006	4612
HP		3/16/2006	5840
power supply 8X48	5 UNITS
SWITCHS 2950	3 UNITS
EDGE Station #1			with 2 Ian
PC	EDGE	5/25/2006	cards225797
Keyboard	EDGE	5/25/2006
Optic Mouse	EDGE	5/25/2006
Monitor 17”	EDGE	5/25/2006
with jitter and
Anritsu md6420A	EDGE	5/25/2006	t12260
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

PC	PROJECT	DATE	SN
Mini VXI	EDGE	5/25/2006	301437/305836
VXI Rack	EDGE	5/25/2006	308551
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 6.1 — Purchase Order Form

VERAZ NETWORKS LTD.		PAGE 1 OF 1
43 HASIVIM ST.		ORDER	DATE

PETAH TIKVA,
ISRAEL 49130	P.O.
NO.

FLEXTRONICSs (Israel) Ltd.
1st Hatahsia Street
Migdal-Haemek 23108
P.O. Box 867
Israel
Phone: +972.4.6448200
Fax: +972.4.6040850 FLEXTRONICS
ATTN:
PAYMENT TERMS: 60 DAYS                                           SHIPPING TERMS: EX-FACTORY

FLEXTRONICS	MFG	DESCRIPTION	QUANTITY	UNIT	TOTAL	DELIVERY DATE
CAT #	CATALOG			PRICE	PRICE
	NUMBER			USD

TOTAL P.O USD
TERMS:
TERMS & CONDITIONS ACCORDING TO VERAZ-FLEXTRONICS MASTER MANUFACTURING AGREEMENT
SIGNATURE:
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 6.8.1—Existing Ordered Materials

Flex PO	Veraz item	item	date	pos	order qty	del qty	Order Price $	Veraz Matched SOs	Total $
380001	CH207621	VR-CH207621	7/26/2005	[*]	[*]	[*]	[*]	1000622	[*]
380001	CH207621	VR-CH207621	8/24/2005	[*]	[*]	[*]	[*]	1000622	[*]
380002	CH213389	VR-CH213389	8/8/2005	[*]	[*]	[*]	[*]	1000584	[*]
380002	CH213389	VR-CH213389	7/13/2005	[*]	[*]	[*]	[*]	1000584	[*]
380004	NG206740	VR-NG206740	12/11/2005	[*]	[*]	[*]	[*]	1000594	[*]
380004	NG206740	VR-NG206740	12/22/2005	[*]	[*]	[*]	[*]	1000594	[*]
380005	CH205956	VR-CH205956	9/19/2005	[*]	[*]	[*]	[*]	1000797	[*]
380006	P19399	VR-P19399B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	P19399	VR-P19399B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	P19873	VR-P19873B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	PZ13379	VR-PZ13379B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	PZ13379	VR-PZ13379B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	PZ15828	VR-PZ15828B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	PZ16989	VR-PZ16989B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	PZ16989	VR-PZ16989B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	PZ17129	VR-PZ17129B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	PZ17129	VR-PZ17129B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	PZ18106	VR-PZ18106B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	PZ18208	VR-PZ18208B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380006	PZ8325	VR-PZ8325B	10/20/2005	[*]	[*]	[*]	[*]	1000761	[*]
380009	P19124	VR-P19124B	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	P19399	VR-P19399B	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	P19873	VR-P19873B	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	P20020	VR-P20020B	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	P20022	VR-P20022B	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	PZ15548	VR-PZ15548B	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	PZ15550	VR-PZ15550B	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	PZ16989	VR-PZ16989B	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	PZ17129	VR-PZ17129B	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	PZ18102	VR-PZ18102B	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	PZ18206	VR-PZ18206B	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	PZ11310	VR-PZ11310	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	PZ11309	VR-PZ11309	11/8/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	PZ15495	VR-PZ15495	11/22/2005	[*]	[*]	[*]	[*]	1000808	[*]
380009	P19520	VR-P19520	11/22/2005	[*]	[*]	[*]	[*]	1000808	[*]
380010	P19124	VR-P19124B	11/27/2005	[*]	[*]	[*]	[*]	1000796	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Flex PO	Veraz item	item	date	pos	order qty	del qty	Order Price $	Veraz Matched SOs	Total $
380010	PZ13379	VR-PZ13379B	11/27/2005	[*]	[*]	[*]	[*]	1000796	[*]
380010	PZ15548	VR-PZ15548B	11/27/2005	[*]	[*]	[*]	[*]	1000796	[*]
380010	PZ15550	VR-PZ15550B	11/27/2005	[*]	[*]	[*]	[*]	1000796	[*]
380010	PZ15828	VR-PZ15828B	11/27/2005	[*]	[*]	[*]	[*]	1000796	[*]
380010	PZ16989	VR-PZ16989B	11/27/2005	[*]	[*]	[*]	[*]	1000796	[*]
380010	PZ17129	VR-PZ17129B	11/27/2005	[*]	[*]	[*]	[*]	1000796	[*]
380010	PZ18195	VR-PZ18195B	11/27/2005	[*]	[*]	[*]	[*]	1000796	[*]
380010	PZ18208	VR-PZ18208B	11/27/2005	[*]	[*]	[*]	[*]	1000796	[*]
380010	PZ18447	VR-PZ18447B	11/27/2005	[*]	[*]	[*]	[*]	1000796	[*]
380013	P19132	VR-P19132	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	P19193	VR-P19193	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	P19195	VR-P19195	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	P19460	VR-P19460	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	P19574	VR-P19574	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	P19802	VR-P19802	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	P19821	VR-P19821	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	PZ7067	VR-PZ7067	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	PZ8750	VR-PZ8750	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	PZ8769	VR-PZ8769	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH14278	VR-CH14278	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH14279	VR-CH14279	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH28477	VR-CH28477	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH29298	VR-CH29298	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH30594	VR-CH30594	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH32846	VR-CH32846	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH37484	VR-CH37484	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH40599	VR-CH40599	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH47677	VR-CH47677	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH71942	VR-CH71942	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH74796	VR-CH74796	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH75684	VR-CH75684	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	P_69506	VR-P_69506	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	PZ11505	VR-PZ11505	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	PZ11507	VR-PZ11507	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	PZ11511	VR-PZ11511	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	PZ15724	VR-PZ15724	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	PZ15726	VR-PZ15726	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Flex PO	Veraz item	item	date	pos	order qty	del qty	Order Price $	Veraz Matched SOs	Total $
380013	PZ16535	VR-PZ16535	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH100182	VR-CH100182	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH103092	VR-CH103092	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH105845	VR-CH105845	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH105849	VR-CH105849	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH200128	VR-CH200128	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH200132	VR-CH200132	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH200134	VR-CH200134	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH205649	VR-CH205649	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH205650	VR-CH205650	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH205651	VR-CH205651	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH206918	VR-CH206918	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH211521	VR-CH211521	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH213058	VR-CH213058	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH300678	VR-CH300678	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380013	CH105848	VR-CH105848	11/27/2005	[*]	[*]	[*]	[*]	1000807	[*]
380014	PZ11310	VR-PZ11310	11/27/2005	[*]	[*]	[*]	[*]	1000926	[*]
380014	PZ11309	VR-PZ11309	11/27/2005	[*]	[*]	[*]	[*]	1000926	[*]
380030	CH207338	VR-CH207338	1/15/2006	[*]	[*]	[*]	[*]	1000905	[*]
380030	CH309978	VR-CH309978	1/15/2006	[*]	[*]	[*]	[*]	1000905	[*]
380031	P19265	VR-P19265	1/17/2006	[*]	[*]	[*]	[*]	1000900	[*]
380031	P19060	VR-P19060	1/17/2006	[*]	[*]	[*]	[*]	1000900	[*]
380031	P19061	VR-P19061	1/17/2006	[*]	[*]	[*]	[*]	1000900	[*]
380043	CH210969	VR-CH210969	2/6/2006	[*]	[*]	[*]	[*]	1000940	[*]
380046	P_57836	VR-P_57836	2/14/2006	[*]	[*]	[*]	[*]	1000927	[*]
380054	CH104801	VR-CH104801	3/7/2006	[*]	[*]	[*]	[*]	1000967	[*]
380055	CH213751	VR-CH213751	3/9/2006	[*]	[*]	[*]	[*]	1000966	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 6.8.3—Insurance
Appendix [A]
Insurance Certificate
Date: 28.2.06
To: Vera Networks Ltd.
(Hereinafter: “Veraz”)
Dear Sir/Madam,

RE:	Insurance Certificate also in connection with the Services provided pursuant to the Manufacturing agreement dated signed between Veraz and Flextronics (Israel) Ltd. (the “Contractor.”)
We hereby confirm that as from the 1.7 day of 2005 until the 30.6 day of 2006, we have effected the following insurances also in connection with the above referenced agreement, in the name of the Contractor:
(1) Third Party Liability Insurance: Policy No. 49-0000-0520-05.
Period of Insurance: From 1.7.05 to 30.6.06
Covering the Contractor’s legal liability towards third parties respect of bodily injury or damage to property that may be suffered or incurred during the duration of the policy, including consequential damage with a liability limit of $1,000,000 per event and for the insurance period.
This Insurance is not subject to any limitation regarding liability deriving from lifting devices, cranes, or elevators, loading and unloading, strikes and look-outs, riots and commotion, contractors and sub-contractor and their workers, damage to property on which the insured or any person in its service are or were working on at the time of the occurrence of the insurance event, vehicles (with the exception of liability under the Israeli Road Accident Victims Compensation Law, 5735-1975, as applicable) up to the sum of $150,000 above the insurance amount covered under the vehicle insurance within the scope of third party property insurance. Any person employed under die Agreement not being a direct employee of the insured, will be deemed to be a third party under this policy.
The policy shall be extended to indemnify Veraz and/or its Directors & Officers and/or employees in respect of their liability for acts and/or omissions of the Contractor and/or employees, and/or any Sub-Contractor acting on its behalf or in its name, subject to a cross-liability clause pursuant whereto the insurance shall be deemed to have been taken out separately for each of the insured listed on the policy.
(2) Employers Liability Insurance: Policy No. 57-0000-0050-05.
Period of insurance: From 1.7.05 to 30.6.06
Employers’ liability insurance covering the Contractor’s legal liability for those engaged by it with a limit of liability of $5,000,000 per claimant, per event and for the period of insurance. The

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
policy is extended to include Veraz should it be considered as an employer of any person employed by the Contractor
General Article to be enforced on all of the above insurance policies:
(a) The policies described above shall not be reduced or cancelled, without 60 days prior written notification thereof, sent to the Veraz via registered mail.
(b) All of the above policies include a provision whereby insurer waives right of subrogation against Veraz and/or any one on its behalf, including their employees and officers. The waiver of subrogation shall not apply towards a party that caused the damage intentionally or by willful misconduct.
(c) The above policies have preference over any other insurance procured by Veraz, and the insurer hereby waives any claim or demand, which it may have with respect to the participation of Veraz’s insurance.
(d) Policy wording in respect of each of the above mentioned policies shall not be less than the applicable AIG Golden Corporate Guard wording or a similar wording.
This confirmation Is subject to the terms, conditions and provisions of the original policies Insofar as not expressly altered by the aforegoing.

/s/ AlG Golden Insurance Ltd.
/s/ [Signature Illegible]
Insurance Company	Signed by
Date 28.2.06

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Certificate Addendum
1. Excess/Umbrella Liability —
Period of Insurance: From July 1, 2005 to June 30, 2006
Limit of Liability will be $5,000,000 (Five million US Dollars) any one occurrence and in the aggregate for the period of Insurance.
The Policy has no exclusion regarding Fire, Explosion, Flood, Panic, Cranes and Lifting Devices, Loading and Unloading, Accidental Contamination, Strike and Riot and Civil Commotion, and Subrogation Claims by the National Insurance. The policy is extended to include Veraz Networks Ltd. as Additional Insured in respect of its legal liability due to an act committed by the contractor subject to a “Cross Liability Clause”,
The policy covers the Contractor’s legal liability resulting from bodily injury and/or property damage caused in connection with any completed operation or product manufactured, repaired, installed, supplied, sold marketed or handled in any other way by the Contractor.
The exclusion of damage to the product applies only to that particular part of the product or completed operation that must be replaced or repaired because of faulty manufacture or workmanship.
2. Professional Liability —
Period of insurance: From July 1, 2005 to June 30, 2006
Retroactive date not later than the commencement of operation under the Agreement
Limit of Liability of not be less than $5,000,000 (Five million US Dollars) any one occurrence and in the aggregate.
The policy does not exclude loss of use or delay, loss of documents.
The policy will provide extended discovery period of not less than 12 months
The policy is extended to indemnify Veraz Networks Ltd. for its legal liability for any wrongful act or omission of the Contractor.
Authorized Representative:

Bruce Wineman

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Schedule XX - Insurance
Date: 27 Feb. 2006
To
Flextronics (Israel) Ltd,
1 Industry St. Industrial Area
Ramat Gavriel, Migdal Haeemak 23108
(Hereinafter, “Subcontractor
Re: Certificate of Insurance
Our Insured — Veraz Network Ltd. (Hereinafter: “Veraz”)
We the undersigned hereby confirm that we have effected the following insurance coverage in the name of Veraz in order to cover Veraz’ interests in connection with the services provided by Subcontractor under the Contract Manufacturing Agreement to which this Schedule is attached hereto.
The following insurance policies have been issued / effected on behalf of our insured:
(1) Third Party Liability Insurance: Policy No. 50-5-5072720-2
Period of Insurance: From 01 July 2005 to 30 June 2006
Third Party Liability Policy with a limit of liability of $1000,000 any one occurrence and in the aggregate for the period of insurance. The Policy has no exceptions concerning fire, explosion, flood, panic, cranes and lifting devices, loading and unloading, accidental contamination, strike and riot and civil commotion, and subrogation claims by the “National Insurance Institute”. The Policy will be extended to cover the legal liability of Subcontractor and/or Mivne Taasia Ltd. as a result of an act, negligent act, error or omission of Veraz and/or its employees or managers subject to a cross liability clause.
(2) Employers Liability Insurance: Policy No. 70-5-5072909-8
Period of Insurance: From 01 July 2005 to 30 June 2006.
Limit of liability shall he $5,000,000 any one occurrence and in the aggregate for the period of Insurance. The policy is extended to include Subcontractor and/or Mivne Taasia Ltd. should they be considered and/or claimed as an employer of any person employed by Veraz.
(3) Property & Consequential Loss Insurance: Policy Nos. 80-5-5072695-1 & 81-5-5032702-1
Period of Insurance: From 01 July 2005 to 30 June 2006.
The Policy provides Extended Fire property insurance covering the equipment owned or under the responsibility of Veraz up to their full value subject to the sum insured while being at the custody or control of Subcontractor including but not limited whilst in storage (including at

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Subcontractor premises), inland transit; against any loss or damage caused by “Extended Fire” perils including but not limited to fire, lightning, explosion, riot, civil commotion, earthquake, storm and tempest, flood, water damage, damage caused by vehicles and other devices (“impact”), inland transit and burglary, subject to sublimits and Limits of Indemnity as per the Policy wording and Schedule..
The policy shall include consequential loss insurance in respect of an indemnity period of 12 months due to a loss or damage covered under the Extended Fire policy as detailed above include inability to access premises. The policy shall be extended to include cover in respect of any consequential loss occurring due to an event occurring to Subcontractor and/or Mivne Taasia’s property and/or to property relating to any one on their behalf.
This Policy will include a provision whereby insurer waives right of subrogation against Subcontractor and/or any one on behalf of Subcontractor and/or Mivne Taasia Ltd and/or towards any one which Subcontractor committed to waive its right of subrogation and/or Subcontractor customers for any lose or damage. The waiver of subrogation shall not apply towards a party that caused the damage intentionally or by willful misconduct.
(4) General Article to be enforced on all of the above insurance policies:
The policies mentioned above will not be diminished or cancelled without a prior written notification to be sent to Subcontractor by registered mail 30 days in advance.
All of the above policies shall include a provision whereby insurer waives right of subrogation against Flex and/or any one on behalf of Flex. The waiver of subrogation shall not apply towards a party that caused damage intentionally or by willful conduct.
Policy wording in respect of each of the above mentioned policies shall be                      the applicable Bit wording.
Subject to the terms and conditions of the original policies as much as not specifically altered by this certificate.

/s/ Clal Insurance Company, Ltd	/s/ [Signature Illegible]

Insurance Company	Signed by
Date 28.2.06

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

5.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 8.5 — Additional Services
     - Veraz may ask FLEXTRONICS to purchase on Veraz’s behalf, additional materials, not for the purpose of the production of the Products.
     - Veraz may ask FLEXTRONICS to store at its premises, material of Veraz, not required for the purpose of the production of the Products.
     - Veraz may ask FLEXTRONICS to perform testing and integration services to any Product after its delivery to Veraz, whether the Products are subject to warranty per section 8 of the Agreement or not. For the removal of doubt, if the Products are found not to be working properly and the Products are still under warranty per section 8, then FLEXTRONICS shall perform its warranty obligations free of charge, as set forth in section 8 of the Agreement. If the Products are found not to be working properly and the Products are not under warranty, then FLEXTRONICS shall provide these services as additional services per this Exhibit.
     - Veraz may also ask FLEXTRONICS to provide incoming inspection, warehousing and packaging services.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 8.7 — RMA Process
RMA process – Translation from Hebrew
Veraz Networks Israel – Operations and engineering division
April 27, 2006
Our ref: 194
Version: B
Prepared by: Moni Nahum
Subject: Definition of the reverse logistics processes of Veraz at Flex
1.	Purpose of the document
a)	To define the reverse logistics processes to be carried out at Flex for Veraz equipment that is returned for the following reasons:
1)	Faulty cards for repair (RMA)

2)	Cards for upgrading (RMA)

3)	Cards returned from field trials (FT)

4)	Cards returned from loan to Development/ Engineering
b)	The above inventory shall be managed in Veraz ERP system by Flex people, in accordance with directions prepared by MALAM in coordination with Yifat Cornblit and David Avraham in Veraz.
2.	Processes of treatment of RMA cards
a)	During the RMA processes three categories are distinguished:
1)	Repair and return

2)	Upgrade

3)	Repair
Cards in categories 1 and 2 must be returned to the customer. Cards in category 3 that were returned because of advance replacement undergo repair and are sent to the FT inventory.

b)	The cards undergo the following processes during integration:
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
1)	Upgrade

2)	Test at the card level

3)	Repair (if necessary)

4)	Test at the card level

5)	Test at the system level
c)	The cards undergo the following logistics processes:
1)	Entry into the inventory to the RMA RECEIPT location.

2)	After repair and test they are moved to the RMA ON HAND location except for cards in the repair category that will be moved to the FT ON HAND location.

3)	If the card cannot be repaired it will be moved to the RMA/FT —SCRAP location.

4)	If Engineering decides to investigate the cards that have been returned, they shall be moved to the RMA/FT Engineering Investigation location. When the card is transferred to Engineering in PT it will be moved to the RMA/FT Engineering Investigation PT location.
3.	Treatment process for cards that have been returned from field trials (FT)
a)	The cards undergo the following processes during integration:
1)	Upgrade

2)	Test at the card level

3)	Repair (if necessary)

4)	Test at the card level
b)	The cards undergo the following logistics processes:
1)	Entry into the inventory to the FT RECEIPT location.

2)	After testing/ repair they are moved to the FT ON HAND location.

3)	If the card cannot be repaired it is moved to the RMA/FT-SCRAP location.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
4)	If Engineering decides to investigate the cards that have been returned, they shall be moved to the RMA/FT Engineering Investigation location. When the card is sent to Engineering in PT it will be transferred to the RMA/FT Engineering investigation PT location.
4.	Process of treatment of cards returned from loan to Development/ Engineering
a)	Before being returned to the inventory, visual quality inspection is performed on the cards, at the responsibility of Veraz. If they are rejected for sale to the customer they are treated as cards that have returned from field trials (FT) (see section 3). If they are approved for sale they will undergo the following stages:

b)	The cards undergo the following processes during integration:
1)	Upgrade

2)	Test at the card level

3)	Repair (if necessary)

4)	Test at the card level
c)	The cards undergo the following logistics processes:
1)	Entry into the inventory for the LOAN CARDS RECEIPT location.

2)	After testing/ repair they are moved to the LOAN CARDS ON HAND location.
d)	On completion of the above process the cards will be sold to Flex. This process shall be agreed upon separately with Flex.
5.	Lead time of processes

For all the processes a lead time of 10 working days is required in order to move the cards from RECEIPT to ON HAND, after they undergo all the test processes.

6.	Model for covering the above expenses of Flex for activities:

A fixed monthly payment that will be evaluated once every 6 months, in accordance with the Flextronics proposal dated 21.2.06. (This document is attached at the end.)

7.	Beginning of activities: 1.5.06
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
VERAZ Project
February 21, 2006
Prepared by Danny Londoner
Subject: Price quotation for RMA treatment for REVERSE LOGISTICS
The following is our proposal for REVERSE LOGISTICS treatment as defined in the document of Moni dated 2.2.06 (Ref: 194, Version A).
The proposal for all the monthly activities is $[*], based on the following estimate:
Cost of work: $[*] working hour
Work time: [*] working hours
Fixed costs:      $[*] (for logistic services, engineering services, upgrade services, and raw materials.)
Total per unit: $[*]
The scope of the work is estimated at about [*] cards per month ([*] x [*] = [*]).
The scope of the work will be re-examined in another [*] months.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Exhibit 9.2 — Packing
1.	During Q1 and Q2-2006 Veraz will cover Flextronics reasonable packing expenses based on current packing practices existing between the parties and on reports presented by Flextronics and approved by Veraz at the end of each quarter.

2.	The packing price list per delivered item that will prevail from Q3-2006 onwards, will be mutually determined and agreed to in writing between Veraz and Flextronics based on the packing data collected during Q1 and Q2, 2006 as per section 1 above.
[*] Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Commercial Department
Exhibit 9.6.1 — Prices

Products Price list
	Customer:	Veraz	Over head percentage:	[*]
	Review Date:		Batch Quantity:
	Currency:	US $	Reviewed By:	Irit Bar Sade

Product’s unit price
Product’s Part Number		Product’s Description	Revision		Cost Description
Flex.	Customer	Customer	Flex.	Cust.	BOM	Over Head	Labor	Total
VR-P19399	P19399	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ11314	PZ11314	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ11316	PZ11316	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15548	PZ15548	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15550	PZ15550	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15730	PZ15730	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15732	PZ15732	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15828	PZ15828	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ16989	PZ16989	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ17129	PZ17129	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ17459	PZ17459	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ17548	PZ17548	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18116	PZ18116	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18195	PZ18195	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18206	PZ18206	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18207	PZ18207	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18208	PZ18208	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18209	PZ18209	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18447	PZ18447	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ8325	PZ8325	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ13379	PZ13379	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P18500	P18500	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19060	P19060	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19061	P19061	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19124	P19124	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19265	P19265	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19280	P19280	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19414	P19414	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Product’s unit price
Product's Part Number		Product’s Description	Revision		Cost Description
Flex.	Customer	Customer	Flex.	Cust.	BOM	Over Head	Labor	Total
VR-PZ18101	PZ18101	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18102	PZ18102	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18104	PZ18104	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18105	PZ18105	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18106	PZ18106	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18107	PZ18107	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19747	P19747	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19833	P19833	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19873	P19873	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20020	P20020	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20022	P20022	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20691	P20691	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20748	P20748	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20871	P20871	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20893	P20893	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20617	P20617	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20896	P20896	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20615	P20615	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20611	P20611	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20885	P20885	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20887	P20887	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20976	P20976	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20896	P20896	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20976	P20976	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ8870	PZ8870	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19205	P19205	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20782	P20782	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20900	P20900	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20990	P20990	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20899	P20899	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20997	P20997	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19223	P19223	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ16433	PZ16433	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15645	PZ15645	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19202	P19202	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15564	PZ15564	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19192	P19192	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Product’s unit price
Product’s Part Number		Product’s Description	Revision		Cost Description
Flex.	Customer	Customer	Flex.	Cust.	BOM	Over Head	Labor	Total
VR-P19511	P19511	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19200	P19200	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ16102	PZ16102	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15737	PZ15737	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19204	P19204	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15739	PZ15739	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19201	P19201	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19233	P19233	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ8958	PZ8958	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19630	P19630	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15630	PZ15630	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19907	P19907	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20011	P20011	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ17156	PZ17156	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19602	P19602	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19797	P19797	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20204	P20204	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ11088	PZ11088	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ11086	PZ11086	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19699	P19699	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19489	P19489	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19933	P19933	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19798	P19798	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20246	P20246	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20255	P20255	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19491	P19491	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20402	P20402	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20326	P20326	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20302	P20302	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20277	P20277	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20474	P20474	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20497	P20497	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20565	P20565	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PCH206918	PCH206918	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20600	P20600	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ17627	PZ17627	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ17624	PZ17624	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Product’s unit price
Product’s Part Number		Product’s Description	Revision		Cost Description
Flex.	Customer	Customer	Flex.	Cust.	BOM	Over Head	Labor	Total
VR-PZ15738	PZ15738	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15736	PZ15736	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ11087	PZ11087	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20577	P20577	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20664	P20664	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20773	P20773	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20709	P20709	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20776	P20776	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20996	P20996	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH104068	CH104068	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20333	P20333	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20334	P20334	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH16373	CH16373	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH16374	CH16374	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213398	CH213398	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213512	CH213512	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213516	CH213516	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213713	CH213713	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20335	P20335	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20675	P20675	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20733	P20733	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20735	P20735	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20333	P20333	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20334	P20334	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20335	P20335	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20675	P20675	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213747	CH213747	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213748	CH213748	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH104068	CH104068	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213746	CH213746	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213512	CH213512	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213516	CH213516	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213593	CH213593	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH16374	CH16374	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH16373	CH16373	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213713	CH213713	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213398	CH213398	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Product’s unit price
Product’s Part Number		Product’s Description	Revision		Cost Description
Flex.	Customer	Customer	Flex.	Cust.	BOM	Over Head	Labor	Total
VR-P20961	P20961	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH28023	CH28023	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213822	CH213822	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH100334	CH100334	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19235	P19235	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH84955	CH84955	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19460	P19460	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19483	P19483	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19529	P19529	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19458	P19458	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19477	P19477	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19554	P19554	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P57836	P57836	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ10209	PZ10209	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ8910	PZ8910	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ14648	PZ14648	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ3158	PZ3158	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19164	P19164	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19165	P19165	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ7897	PZ7897	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ7896	PZ7896	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ7892	PZ7892	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH204647	CH204647	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19531	P19531	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19532	P19532	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19215	P19215	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ3117	PZ3117	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH102693	CH102693	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH14278	CH14278	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH14279	CH14279	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH209919	CH209919	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH300678	CH300678	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH70413	CH70413	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH300404	CH300404	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH101680	CH101680	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH300405	CH300405	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH30594	CH30594	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Product’s unit price
Product’s Part Number		Product’s Description	Revision		Cost Description
Flex.	Customer	Customer	Flex.	Cust.	BOM	Over Head	Labor	Total
VR-CH59018	CH59018	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH28477	CH28477	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH29298	CH29298	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH29394	CH29394	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19784	P19784	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH100182	CH100182	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19530	P19530	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH310126	CH310126	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH84956	CH84956	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH304434	CH304434	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH206918	CH206918	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH309470	CH309470	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211457	CH211457	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ19909	PZ19909	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211288	CH211288	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19476	P19476	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19908	P19908	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH309705	CH309705	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19802	P19802	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211287	CH211287	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211932	CH211932	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH309967	CH309967	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH309968	CH309968	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19691	P19691	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19693	P19693	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20053	P20053	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19533	P19533	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH310563	CH310563	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19587	P19587	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19648	P19648	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211619	CH211619	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH310951	CH310951	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211289	CH211289	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211458	CH211458	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20209	P20209	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH73055	CH73055	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211460	CH211460	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Product’s unit price
Product’s Part Number		Product’s Description	Revision		Cost Description
Flex.	Customer	Customer	Flex.	Cust.	BOM	Over Head	Labor	Total
VR-P20342	P20342	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20536	P20536	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20537	P20537	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211462	CH211462	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213061	CH213061	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20344	P20344	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH307863	CH307863	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH307862	CH307862	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH309469	CH309469	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH309480	CH309480	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH309505	CH309505	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18064	PZ18064	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18059	PZ18059	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ17424	PZ17424	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH304675	CH304675	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19845	P19845	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH308340	CH308340	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20066	P20066	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH89903	CH89903	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20117	P20117	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20119	P20119	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH309800	CH309800	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20067	P20067	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ11625	PZ11625	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH310950	CH310950	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH310952	CH310952	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH204494	CH204494	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211283	CH211283	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH311044	CH311044	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH311020	CH311020	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20450	P20450	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH28050	CH28050	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH28502	CH28502	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH29285	CH29285	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH29305	CH29305	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH311142	CH311142	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20396	P20396	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Product’s unit price
Product’s Part Number		Product’s Description	Revision		Cost Description
Flex.	Customer	Customer	Flex.	Cust.	BOM	Over Head	Labor	Total
VR-P20571	P20571	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH310968	CH310968	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20343	P20343	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ3159	PZ3159	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH300322	CH300322	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ3160	PZ3160	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH40118	CH40118	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH210275	CH210275	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ9263	PZ9263	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH89563	CH89563	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213379	CH213379	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH311574	CH311574	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213058	CH213058	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20079	P20079	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH310671	CH310671	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211461	CH211461	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211463	CH211463	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211464	CH211464	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213377	CH213377	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213378	CH213378	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213380	CH213380	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213383	CH213383	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213384	CH213384	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213385	CH213385	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213386	CH213386	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH300479	CH300479	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19160	P19160	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19161	P19161	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19162	P19162	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19163	P19163	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19213	P19213	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19214	P19214	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20129	P20129	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20182	P20182	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20184	P20184	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20210	P20210	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ16776	PZ16776	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Product’s unit price
Product’s Part Number		Product’s Description	Revision		Cost Description
Flex.	Customer	Customer	Flex.	Cust.	BOM	Over Head	Labor	Total
VR-PZ17776	PZ17776	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20663	P20663	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20991	P20991	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20992	P20992	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH28962	CH28962	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH28964	CH28964	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH29397	CH29397	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH29403	CH29403	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH50101	CH50101	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH70293	CH70293	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH70294	CH70294	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH70295	CH70295	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P21024R	P21024R	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ15640	PZ15640	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH103948	CH103948	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213058	CH213058	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213060	CH213060	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213724	CH213724	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH309177	CH309177	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CHT00367	CHT00367	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19074	P19074	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19307	P19307	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19308	P19308	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19398	P19398	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19459	P19459	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19751	P19751	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19980	P19980	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P19981	P19981	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20007	P20007	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20092	P20092	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20093	P20093	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20585	P20585	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20586	P20586	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20612	P20612	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20619	P20619	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20620	P20620	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20643	P20643	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Product’s unit price
Product’s Part Number		Product’s Description	Revision		Cost Description
Flex.	Customer	Customer	Flex.	Cust.	BOM	Over Head	Labor	Total
VR-P20654	P20654	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20671	P20671	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20711	P20711	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20844	P20844	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20851	P20851	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20936	P20936	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20947	P20947	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20948	P20948	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20949	P20949	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20950	P20950	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20951	P20951	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20952	P20952	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20984	P20984	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH28308	CH28308	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH31066	CH31066	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH34394	CH34394	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH35105	CH35105	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH37484	CH37484	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH37622	CH37622	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH40599	CH40599	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH51514	CH51514	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH51878	CH51878	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH58848	CH58848	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH71769	CH71769	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-P20948R	P20948R	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18134	PZ18134	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-PZ18458	PZ18458	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH100419	CH100419	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH102184	CH102184	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH102420	CH102420	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH105596	CH105596	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH200874	CH200874	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH204915	CH204915	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH206094	CH206094	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH206715	CH206715	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH207635	CH207635	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH208012	CH208012	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL
CERTAIN INFORMATION HAS BEEN REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Product’s unit price
Product’s Part Number		Product’s Description	Revision		Cost Description
Flex.	Customer	Customer	Flex.	Cust.	BOM	Over Head	Labor	Total
VR-CH208062	CH208062	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH209850	CH209850	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH210792	CH210792	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211078	CH211078	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211165	CH211165	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211649	CH211649	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH211761	CH211761	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH212531	CH212531	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH212681	CH212681	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH212824	CH212824	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH212865	CH212865	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213066	CH213066	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH213553	CH213553	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH305222	CH305222	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH305339	CH305339	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH305509	CH305509	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH306014	CH306014	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH308339	CH308339	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH309435	CH309435	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH309682	CH309682	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH310189	CH310189	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH310366	CH310366	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH310720	CH310720	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VR-CH311219	CH311219	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Product’s fixed price
Products Part Number		Fixed cost per product (one time charge)	Fixed Cost per Bach
Flex.	Customer		Setup	Other	Total

[*]	Confidential information in this Exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.